UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John L. Sullivan

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1.	Report to Stockholders

Thrivent Financial for Lutherans*

Thrivent Series Fund, Inc.

Annual Report

December 31, 2008

Go Paperless.

Sign into MyThrivent at Thrivent.com. Enroll in eDelivery and you can receive this document electronically.

23572AR R2-09

Thrivent.com

Dear Member:

Economic and Market Review

Stocks and most types of bonds generally posted negative returns during the 12 months ended December 31, 2008. Credit market troubles that started in sub-prime mortgages in 2007 spread far and wide during the year, culminating in a global liquidity crisis that affected many of the world’s investment markets. This led to major policy adjustments by central bankers around the globe as they attempted to facilitate the availability of credit and liquidity to the markets. Over the period, the U.S. Federal Reserve lowered targeted short-term rates by more than 4 percentage points to virtually zero as heightened risks in both the real economy and the financial markets became apparent.

U.S. Economy

The current recession has turned into one of the longest economic downturns in post-war history. Although the nation’s Gross Domestic Product (GDP) grew modestly during the first half of the year, it deteriorated at a rapid clip late in the year as the worsening credit crunch, declining housing and investment values, rising unemployment and somber economic news weighed on consumer and business spending. GDP growth increased 0.9% in the first quarter and rose 2.8% in the second quarter after the tax rebates arguably provided a boost to consumer spending. The economy contracted -0.5% in the third quarter and declined at a rate of -3.8% in the fourth quarter.1

The prospects for the U.S. housing market remain grim. The housing sector continues to be hurt by falling prices due to the massive amount of excess supply, rising mortgage delinquencies and record levels of foreclosures. On the positive side, government efforts to drive mortgage rates lower appear to be working. Conventional mortgage rates have plunged over the past two months to the lowest level since 1971; however, rates on jumbo loans have not come down as much. Sales of existing homes nationwide fell 8.6% to 4.49 million units annually in November 2008 from 4.91 million units in October, and were 10.6% below the 5.02 million unit pace of November 2007.2

Besides the hit to household wealth from the unprecedented decline in home values and equity prices, consumers have been restrained by the large continued reductions in payrolls. In December, the number of unemployed persons increased by 632,000 to 11.1 million and the unemployment rate rose to 7.2%. From December 2007 through the end of 2008, the ranks of unemployed grew by 3.6 million and the unemployment rate rose by 2.3 percentage points.3

Inflation & Monetary Policy

Inflation eased markedly in the second half of 2008, arguably preventing the downturn in economic growth from being even greater. Much of the deceleration resulted from the extraordinary collapse in energy prices since early summer. The Consumer Price Index (CPI) rose at a 0.1% annual rate for the 12 months ended December 31, 2008, compared with a 4.1% rate for all of 2007. The index for energy, which rose 17.4% in 2007, declined at a 21.3% annual rate during the 12-month period. Excluding the volatile prices of food and energy, the core CPI advanced at a 1.8% annual rate during the period, compared to a 2.4% increase for all of 2007.

The prospects for an economic recovery depend, in part, on the relative success or failure of ongoing and prospective stimulus applied by the government. The Federal Open Market Committee (FOMC) slashed the federal funds target rate to virtually zero during the year and has taken additional steps to unfreeze capital markets.

Equity Performance

Stock prices pulled back sharply for much of 2008—for some indexes to five-year lows in October 2008—due to worries about troubles in the credit, housing, job and consumer markets and the growing potential for a severe recession.

Small-company stocks outperformed large-company issues during the period. The Russell 2000® Index of small-company stocks posted a -33.79% total return, while the S&P 500 Index of large-company stocks recorded a -36.99% return. Value stocks modestly outperformed growth stocks during the period. The Russell 1000® Value Index returned -36.85%, while the Russell 1000® Growth Index posted a return of -38.44%.

Major market foreign stocks underperformed most domestic issues in dollar terms. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a -43.06% total return in dollar terms.

Fixed Income Performance

The worsening credit crisis hurt all areas of the bond market except U.S. Treasury and government agency securities during the period. An investor flight to safety pushed U.S. Treasury bond prices up, driving Treasury yields down. Mortgage- and asset-backed bonds, high-yield bonds, bank loans and corporate bonds all suffered price declines as liquidity drained out of the market and the outlook for the economy worsened. Late in the period, the situation intensified with the failure and subsequent federal takeover or forced sale of a number of large financial institutions. Fannie Mae, Freddie Mac, Lehman Brothers, Washington Mutual, Wachovia, Merrill Lynch and AIG all were casualties of the crisis that overtook the financial industry.

The yield curve steepened during the period as yields on shorter-maturity Treasuries (or Treasury securities) fell more than yields of longer-dated bonds. The six-month Treasury yield fell from 3.49% to 0.27%, the five-year yield declined from 3.45% to 1.55%, the 10-year yield fell from 4.04% to 2.25%, and the 30-year Treasury yield declined from 4.45% to 2.69%.

The Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index of the broad U.S. bond market posted a 5.24% total return for the 12-month period, while the Barclays Capital Government/Corporate 1-3 Year Bond Index registered a 4.97% total return. Below-investment-grade corporate bonds were among the weakest performers, with the Barclays Capital U.S. Corporate High Yield Bond Index registering a -26.16% total return.

Outlook

Economic activity will likely remain sluggish at least until mid-2009. Eventually, the unprecedented amount of government stimulus in the system—in the form of low interest rates and other liquidity programs—should begin to spur faster growth. Until then, the Federal Reserve will likely keep short-term interest rates low.

The mortgage crisis that started in 2007 has spread from the consumer through the banking system and has impacted the broader economy. Rapidly increasing unemployment, very weak consumer spending, and business spending cutbacks are now the primary risks to the economy. The support from exports that U.S. corporations have enjoyed is also now in jeopardy as global growth slows and the U.S. dollar strengthens. Helping to offset these risks somewhat, the U.S. and foreign governments around the world have initiated financial-system rescue plans that may begin to show signs of returning some liquidity to the credit markets.

On a Personal Note

My colleague, Pam Moret, has recently taken on a new role at Thrivent Financial and will no longer serve as the President of Thrivent Series Fund, Inc. I, along with all of us at Thrivent Series Fund, Inc., want to thank Pam for her years of dedicated service to our members. Her tenure saw tremendous improvement in investment performance, innovative product design and lower expenses for our shareholders. Her leadership and integrity set a standard for the position. It’s a standard I will work to build upon as I assume the position of President of Thrivent Series Fund, Inc., in addition to maintaining my current role as Chief Investment Officer of Thrivent Financial.

I look forward to using this forum in future publications to share thoughts and insight on the markets and investment strategies, along with updates on your Thrivent mutual funds. Until then, thank you for continuing to turn to us for your financial options.

Sincerely,

Russell W. Swansen
President and Chief Investment Officer
Thrivent Series Fund, Inc.

[1]	U.S. Department of Commerce, Bureau of Economic Analysis

[2]	National Association of Realtors

[3]	U.S. Department of Labor, Bureau of Labor Statistics

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative of visit www.thrivent.com.

Thrivent Aggressive Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA, and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Aggressive Allocation Portfolio earned a return of -37.23%, as compared to the median return for its peer group, the Lipper Multi Cap Core category, of -38.54%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, earned returns of -36.99% and 5.24%, respectively.

What factors affected the Portfolio’s performance?

Equity indexes and non-government debt markets fell across the globe over the course of the fiscal year as the events that began in the housing and sub-prime debt markets cascaded across the financial industry, ultimately creating a credit crisis unlike anything seen in the modern era of finance.

U.S. equity indexes generally performed better than non-U.S. equities. On domestic exchanges, small-cap stocks outperformed large-cap stocks over the full year.

The Portfolio’s return was modestly below that of the S&P 500 Index. The Portfolio had broad exposure across most of the major equity asset classes and a moderate allocation to fixed income. We did not own any Treasury obligations in the fixed-income segment of the account, but instead owned portfolios with exposure to both high-yield and investment grade credits, segments which underperformed the benchmark fixed-income Index. In the equity segment, we underweighted relative to our target for international exposure, as we felt the dollar was underpriced versus the euro and British pound. For much of the period, we were also underweighted in our strategic allocation target for real estate investment trusts (REITs). Both of these factors mitigated the Portfolio’s decline versus our strategic allocation.

What is your outlook?

Significant risks remain for both the real economy and the financial markets. Policymakers are operating in uncharted waters in terms of both fiscal and monetary policy. We believe that the steps that have been taken

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Partner International Stock Portfolio	16.2%
Thrivent Mid Cap Stock Portfolio	10.7%
Thrivent Large Cap Growth Portfolio II	10.6%
Thrivent Small Cap Stock Portfolio	9.5%
Thrivent Large Cap Value Portfolio	9.1%
Thrivent Large Cap Stock Portfolio	7.9%
Thrivent Partner Small Cap Growth Portfolio	7.2%
Thrivent Mid Cap Growth Portfolio II	6.4%
Thrivent Income Portfolio	4.2%
Thrivent Partner Mid Cap Value Portfolio	3.7%

The shares of these Funds represent 85.5% of the total net assets of the portfolio.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short-term investments.

will be successful but that volatility will remain at elevated levels and the economic recovery will unfold slowly, most likely not until the second half of 2009. Under this scenario, we believe there is a reasonable chance the cyclical bottom in equity prices did occur around levels seen in late November 2008. We are generally positioned at our long-term strategic allocations, which would suggest a moderately bullish stance for risk assets. We expect the markets to retest those levels over the course of 2009 but that we should not exceed them by a meaningful margin.

Portfolio Facts

As of December 31, 2008

Net Assets	$354,309,920
NAV	$8.51
NAV - High†	1/2/2008 - $13.94
NAV - Low†	11/20/2008 - $6.94
Number of Holdings: 18

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	From Inception 4/29/2005

(37.23%)	(3.02%)

Value of a $10,000 Investment1

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U. S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not speonseored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA, and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy. The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12 -month period ended December 31, 2008?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of -33.40%, as compared to the median return for its peer group, the Lipper Mixed Asset Target Allocation Growth category, of -30.92%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, earned returns of -36.99% and 5.24%, respectively.

What factors affected the Portfolio’s performance?

Equity indexes and non-government debt markets fell across the globe over the course of the fiscal year as the events that began in the housing and sub-prime debt markets cascaded across the financial industry, ultimately creating a credit crisis unlike anything seen in the modern era of finance. U.S. equity indexes generally performed better than non-U.S. equities. On domestic exchanges, small-cap stocks outperformed large-cap stocks over the full year.

The Portfolio had broad exposure across most of the major equity asset classes and a moderate allocation to fixed income. We did not own any Treasury obligations in the fixed-income segment of the account, but instead owned portfolios with exposure to both high-yield and investment grade credits, segments which underperformed the benchmark fixed-income Index. In the equity segment, we underweighted relative to our target for international exposure, as we felt the dollar was underpriced versus the euro and British pound. For much of the period, we were also underweighted in our strategic allocation target for real estate investment trusts (REITs). Both of these factors mitigated the Portfolio’s decline versus our strategic allocation.

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Income Portfolio	13.1%
Thrivent Large Cap Value Portfolio	11.8%
Thrivent Partner International Stock Portfolio	11.4%
Thrivent Large Cap Stock Portfolio	9.1%
Thrivent Mid Cap Stock Portfolio	9.0%
Thrivent Large Cap Growth Portfolio II	8.5%
Thrivent High Yield Portfolio	6.7%
Thrivent Limited Maturity Bond Portfolio	5.2%
Thrivent Small Cap Stock Portfolio	4.4%
Thrivent Partner Mid Cap Value Portfolio	3.4%

The shares of these Funds represent 82.6% of the total net assets of the portfolio.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short-term investments.

What is your outlook?

Significant risks remain for both the real economy and the financial markets. Policymakers are operating in uncharted waters in terms of both fiscal and monetary policy. We believe that the steps that have been taken will be successful but that volatility will remain at elevated levels and the economic recovery will unfold slowly, most likely not until the second half of 2009.

Under this scenario, we believe there is a reasonable chance the cyclical bottom in equity prices did occur around levels seen in late November 2008. We are generally positioned at our long-term strategic allocations, which would suggest a moderately bullish stance for risk assets. We expect the markets to retest those levels over the course of 2009 but that we should not exceed them by a meaningful margin.

Portfolio Facts

As of December 31, 2008

Net Assets	$1,354,565,116
NAV	$8.64
NAV - High†	5/16/2008 - $13.39
NAV - Low†	11/20/2008 - $7.22
Number of Holdings: 28

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	From Inception 4/29/2005
(33.40%)	(2.52%)

Value of a $10,000 Investment1

*	The Barclays Captial Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500®” is a trademark of The McGraw-Hill Companies , Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not speonseored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderate Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA, and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Moderate Allocation Portfolio earned a return of -27.74%, as compared to the median return for its peer group, the Lipper Mixed Asset Target Allocation Moderate category, of -25.08%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, earned returns of -36.99% and 5.24%, respectively.

What factors affected the Portfolio’s performance?

Equity indexes and non-government debt markets fell across the globe over the course of the fiscal year as the events that began in the housing and sub-prime debt markets cascaded across the financial industry, ultimately creating a credit crisis unlike anything seen in the modern era of finance.

U.S. equity indexes generally performed better than non-U.S. equities. On domestic exchanges, small-cap stocks outperformed large-cap stocks over the full year.

The Portfolio had broad exposure across most of the major equity asset classes and a moderate allocation to fixed income. We did not own any Treasury obligations in the fixed-income segment of the account, but instead owned portfolios with exposure to both high yield and investment grade credits, segments which underperformed the benchmark fixed-income Index. In the equity segment, we under weighted relative to our target for international exposure, as we felt the dollar was underpriced versus the euro and British pound. For much of the period, we were also underweighted in our strategic allocation target for real estate investment trusts (REITs). Both of these factors mitigated the Portfolio’s decline versus our strategic allocation. Performance of the underlying Portfolios versus each of their respective benchmarks was mixed in the equity segment of the account and largely neutral for the year.

What is your outlook?

Significant risks remain for both the real economy and the financial markets. Policymakers are operating in uncharted waters in terms of both fiscal and monetary

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Income Portfolio	20.0%
Thrivent Limited Maturity Bond Portfolio	18.6%
Thrivent Large Cap Value Portfolio	10.4%
Thrivent Partner International Stock Portfolio	7.9%
Thrivent Large Cap Growth Portfolio II	6.2%
Thrivent Large Cap Stock Portfolio	6.1%
Thrivent High Yield Portfolio	6.0%
Thrivent Mid Cap Stock Portfolio	5.2%
Thrivent Real Estate Securities Portfolio	2.7%
Thrivent Partner Small Cap Value Portfolio	2.6%

The shares of these Funds represent 85.7% of the total net assets of the portfolio.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short-term investments.

policy. We believe that the steps that have been taken will be successful but that volatility will remain at elevated levels and the economic recovery will unfold slowly, most likely not until the second half of 2009. Under this scenario, we believe there is a reasonable chance the cyclical bottom in equity prices did occur around levels seen in late November 2008. We are generally positioned at our long-term strategic allocations, which would suggest a moderately bullish stance for risk assets, both in the fixed-income and equity markets. We expect the markets to retest those levels over the course of 2009 but that we should not exceed them by a meaningful margin.

Portfolio Facts

As of December 31, 2008

Net Assets	$1,811,558,413
NAV	$8.92
NAV - High†	5/16/2008 - $12.79
NAV - Low†	11/20/2008 - $7.72
Number of Holdings: 29

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	From Inception 4/29/2005
(27.74%)	(1.49%)

Value of a $10,000 Investment1

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not speonseored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio
Russell W. Swansen, David C. Francis, CFA, and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy. The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Moderately Conservative Allocation Portfolio earned a return of -20.61%, as compared to the median return for its peer group, the Lipper Mixed Asset Target Allocation Conservative category, of -18.02%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, earned returns of -36.99% and 5.24%, respectively.

What factors affected the Portfolio’s performance?

Equity indexes and non-government debt markets fell across the globe over the course of the fiscal year as the events that began in the housing and sub-prime debt markets cascaded across the financial industry, ultimately creating a credit crisis unlike anything seen in the modern era of finance.

U.S. equity indexes generally performed better than non-U.S. equities. On domestic exchanges, small-cap stocks outperformed large-cap stocks over the full year.

The Portfolio had broad exposure across most of the major equity asset classes and a moderate allocation to fixed income. We did not own any Treasury obligations in the fixed-income segment of the account, but instead owned portfolios with exposure to both high-yield and investment grade credits, segments which underperformed the benchmark fixed-income Index. In the equity segment, we underweighted relative to our target for international exposure, as we felt the dollar was underpriced versus the euro and British pound. For much of the period, we were also underweighted in our strategic allocation target for real estate investment trusts (REITs). Both of these factors mitigated the Portfolio’s decline versus our strategic allocation. Performance of the underlying Portfolios versus each of their respective benchmarks was mixed in the equity segment of the account and largely neutral for the year.

What is your outlook?

Significant risks remain for both the real economy and the financial markets. Policymakers are operating in uncharted waters in terms of both fiscal and monetary policy. We believe that the steps that have been taken

Portfolio Composition

(% of Net Portfolio)

Top 10 Holdings (% of Net Assets)

Thrivent Limited Maturity Bond Portfolio	42.3%
Thrivent Income Portfolio	13.3%
Thrivent Large Cap Value Portfolio	8.1%
Thrivent High Yield Portfolio	4.7%
Thrivent Partner International Stock Portfolio	4.2%
Thrivent Mid Cap Stock Portfolio	4.1%
Thrivent Large Cap Growth Portfolio II	3.9%
Thrivent Small Cap Stock Portfolio	2.5%
Thrivent Partner Worldwide Allocation Portfolio	2.2%
Thrivent Large Cap Stock Portfolio	2.1%

The shares of these Funds represent 87.4% of the total net assets of the portfolio.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short-term investments.

will be successful but that volatility will remain at elevated levels and the economic recovery will unfold slowly, most likely not until the second half of 2009. Under this scenario, we believe there is a reasonable chance the cyclical bottom in equity prices did occur around levels seen in late November 2008. We are generally positioned at our long-term strategic allocations, which would suggest a moderately bullish stance for risk assets, both in the fixed-income and equity markets. We expect the markets to retest those levels over the course of 2009 but that we should not exceed them by a meaningful margin.

Portfolio Facts

As of December 31, 2008

Net Assets	$714,755,880
NAV	$9.27
NAV - High†	5/19/2008 - $12.08
NAV - Low†	11/20/2008 - $8.36
Number of Holdings: 26

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	From Inception 4/29/2005
(20.61%)	(0.38%)

Value of a $10,000 Investment1

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not speonseored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Technology Portfolio
Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Technology Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The Portfolio primarily invests in securities of technology-related companies. As a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Technology Portfolio earned a total return of -48.32%, as compared to the median return of its peer group, the Lipper Science and Technology category, of -45.41%. The Portfolio’s market benchmark, the S&P North American Technology Sector Index, earned a return of -43.33%.

What factors influenced the Portfolio’s performance?

The negative absolute returns in the sector reflected the ongoing impact of the credit crisis and the global recession-inducing decline in actual and expected spending by both enterprises and consumers. The magnitude of the declines, while perhaps overdone in some instances, reflects the more pernicious demand-driven nature of the economic decline versus the supply-driven setbacks of the last twenty years–which suggests recovery could be slower and further out than originally hoped. As in 2007, the Portfolio’s pursuit of a broader capitalization and sector profile was a headwind to performance in 2008. While we believe the Portfolio’s multi-cap focus and broadened sector positioning increases the prospects of sustainable outperformance over longer periods of time, the broad performance of these additional sectors of exposure lagged behind the Index in 2008.

The almost sole factor responsible for the poor relative performance of the Portfolio in 2008 was its significantly overweighted position in alternative energy companies. While we were positioned to benefit from favorable tax and legislative developments for the sector—which did happen—the expected positive impact was overwhelmed by the spending freeze that resulted from the credit crisis, as well as the historic drop in oil prices–factors whose impact and importance we underestimated.

Within the information technology (IT) industries included in the S&P North American Technology Sector Index, the Portfolio

actually outperformed the Index. Our heaviest industry weightings, application software and storage, were solid contributors to relative performance, though by no means able to escape the negative returns that marked every industry in the IT sector. EMC Corporation remains the Portfolio’s largest position and was a positive contributor to its relative performance.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Net Portfolio )

Top 10 Holdings

(% of Net Assets)

EMC Corporation	10.8%
Cisco Systems, Inc.	5.2%
FormFactor, Inc.	4.8%
Teradyne, Inc.	4.4%
Oracle Corporation	4.1%
Atmel Corporation	3.9%
Financial Select Sector SPDR Fund	3.9%
Google, Inc.	3.8%
Yahoo!, Inc.	3.7%
SPDR KBW Bank ETF	3.7%

These securities represent 48.3% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We believe that 2009 will be characterized by negative domestic economic growth, declining interest rates, a stronger dollar and technology spending in excess of overall economic growth, but below 2008 and below trend. These conditions, combined with technology’s growing share of overall capital expenditures, generally lean inventories and disciplined spending patterns over the previous cycle, should still allow for relative market leadership in 2009, especially as credit conditions improve. We would expect better relative trends in enterprise spending versus consumer spending, thus our belief that storage, virtualization, mobile internet and alternative energy are areas of notable investment opportunities in the year ahead. Further, we believe the semiconductor sector especially stands out for its revaluation opportunities despite the current difficult demand environment.

Portfolio Facts

As of December 31, 2008

Net Assets	$24,317,266
NAV	$3.63
NAV - High†	1/2/2008 - $8.11
NAV - Low†	11/20/2008 - $2.97
Number of Holdings: 40

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 3/1/2001
(48.32%)	(8.41%)	(9.74%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The S&P North American Technology Sector Index is the new name for the index formerly known as the CBOE GSTI Composite Index. The S&P North American Technology Sector Index assumes the prior history and is compiled going forward using the same methodology of the CBOE GSTI Composite Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the health care industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8-month period ended December 31, 2008?

Thrivent Partner Healthcare Portfolio earned a return of -10.48% from its inception date of April 30, 2008, through December 31, 2008. Over the same period, the Portfolio’s market benchmark, the MSCI World Healthcare Index, earned a return of -14.47%.

What factors affected the Portfolio’s performance?

Industry selection contributed 5.3% to outperformance while stock selection detracted -1.8% from outperformance. For equities, 2008 was one of the worst years for quite some time. The annual performance of the MSCI World Index was -42%, the S&P 500 Index dropped -37% and the Nasdaq Composite Index was down -41%. Health care, although negative, continued the outperformance that began in July 2007, the start of the sub-prime and economic crisis. Since that time, the MSCI World Healthcare Index is down -22%, significantly outperforming the MSCI World Index (-44%) and the S&P 500 Index (-42%). Health care’s relative outperformance is attributable to its defensive characteristics, as well as the fact that valuations in the sector were not lofty going into the economic crisis.

We believe that the health care sector will continue to outperform in these difficult markets owing to its defensive characteristics and relatively attractive valuations. The financial results in the third quarter of 2008 provided evidence that growth in the industry is largely independent of economic cycle. In the pharmaceuticals area, we believe the greatest likelihood for outperformance is with companies that hold limited near-mid-term patent expirations, strong research and development productivity and a focus on emerging pharmaceutical markets. In biotech, earnings growth remains at approximately 20% per year. We believe valuations are attractive at the current levels and there will likely be more acquisitions by large pharmaceuticals to enrich their pipelines. Medical technology is expected to slowly recover in 2009, led by manufacturers with reimbursed devices, while manufacturers exposed to elective procedures or to capital expenses budgets are expected to remain under pressure until signs of an economic turnaround become visible.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Net Portfolio )

Top 10 Holdings

(% of Net Assets)

Wyeth	8.2%
Roche Holding AG	8.0%
Schering-Plough Corporation	6.8%
Merck & Company, Inc.	6.3%
Bristol-Myers Squibb Company	4.8%
Novartis AG	4.6%
Abbott Laboratories	4.3%
Celgene Corporation	4.1%
Genzyme Corporation	4.1%
Amgen, Inc.	4.0%

These securities represent 55.2% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

While we expect health care relative outperformance to continue, absolute performance will in large part depend on the overall equity market environment. The industry’s fundamentals are strong and valuations are quite attractive. Finally, support for the sector is likely to continue if economic growth concerns linger.

Portfolio Facts

As of December 31, 2008

Net Assets	$7,135,398
NAV	$8.94
NAV - High†	8/5/2008 - $11.04
NAV - Low†	11/20/2008 - $7.67
Number of Holdings: 36

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(10.48%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The MSCI World Healthcare Index is a capitalization-weighted index of selected health care stocks from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Natural Resources Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Natural Resources Portfolio seeks long-term capital growth. The Portfolio’s investments are concentrated in issuers in the natural resources industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8-month period ended December 31, 2008?

Thrivent Partner Natural Resources Portfolio earned a return of -42.68% since its inception on April 30, 2008, through December 31, 2008. Over the same period, the Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of -44.87%.

What factors affected the Portfolio’s performance?

Absolute returns were down substantially for the annual period due to a global recession, multiple bank failures and the resulting volatile market conditions. Concerns about waning natural resources demand—as a result of a global economic slowdown—initiated corrective action in the stocks that was likely exacerbated by credit concerns, overall deleveraging and several instances of forced liquidation by hedge funds. Crude oil prices fell sharply from their highs of above $145 per barrel in June to finish the year slightly above $44 per barrel, as the market focused on the potential for sustained demand destruction. Current energy prices are discounting annual global Gross Domestic Product (GDP) contraction of -2.0%—a far worse scenario than what the broad market priced in.

On a relative basis, the Portfolio benefited from strong sub-industry allocation, while security selection hindered return comparisons. This result is consistent with the top-down, macro-oriented approach used by the portfolio manager. Specifically, an underweighted stance in metals and mining stocks generated positive relative returns, as many of these stocks were hurt by a combination of the credit crisis and the inability to quickly adjust supply to falling demand. Additionally, our decision to turn defensive as the economy began to roll over contributed to outperformance, as the Portfolio’s relatively high cash position added alpha. By far, the greatest detractor from performance was the Portfolio’s underweighted position in the integrated oil and gas segment—most notably in Exxon Mobil Corp.

What is your outlook?

Given the supply outlook for many commodities, stabilization in demand would likely contribute to a strong run-up in prices. However, the energy sector—mainly due to the Organization of Petroleum Exporting

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

EOG Resources, Inc.	4.8%
Devon Energy Corporation	4.8%
Chevron Corporation	4.1%
Apache Corporation	3.8%
Exxon Mobil Corporation	3.3%
Transocean, Ltd.	2.9%
Occidental Petroleum Corporation	2.8%
EnCana Corporation	2.4%
National Oilwell Varco, Inc.	2.3%
Murphy Oil Corporation	2.2%

These securities represent 33.4% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Countries (OPEC)—is able to adjust supply faster than most other natural resources segments. In the current downturn, energy producers across industries have reacted quickly to rising inventory levels and lower prices by significantly reducing their plans for future production. Across industries, capital expenditures have been slashed and exploration and development projects have been cancelled. While not having an immediate effect, as we enter the second half of the year and get into 2010, production cuts by the industry and, in the case of oil, by OPEC, should bring supply in line with lower demand levels. In the event that demand reaccelerates, it will take considerably longer to boost supplies, likely resulting in considerably higher prices. The Portfolio remains positioned accordingly.

Portfolio Facts

As of December 31, 2008

Net Assets	$6,594,032
NAV	$5.72
NAV - High†	5/20/2008 - $11.61
NAV - Low†	11/20/2008 - $4.88
Number of Holdings: 101

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(42.68%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Emerging Markets Portfolio

Subadvised by Aberdeen Asset Management Investment Services Limited

Thrivent Partner Emerging Markets Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8-month period ended December 31, 2008?

Thrivent Partner Emerging Markets Portfolio earned a return of -43.58% for the period since its inception on April 30, 2008, through December 31, 2008. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a return of -51.79%.

What factors affected the Portfolio’s performance?

Both asset allocation and stock selection were contributors to the relatively better performance versus the benchmark. The outperformance reflected our investment style, which focuses on companies with robust business models and strong balance sheets. Overall, emerging market equities fell more than their developed counterparts as it became obvious that they remained highly reliant on the West.

Our underweighted stance to Russia, which was one of the worst-performing markets, a position in better-performing Hong Kong, and an overweighted position to Mexico contributed most to relative returns. We believe that Hong Kong offers listed companies that have diversified, regional business activities, particularly those that provide an exposure to China, albeit with better standards of accounting and transparency, while Mexico offers both well-run companies and relative value, particularly among mid-cap stocks. On the other hand, Russia is skewed towards commodity firms and mobile telephone companies, which, in our opinion, do not offer high-quality exposure to the consumer.

In stock selection, South Africa and Taiwan added most to performance. Well-managed, attractively priced companies like South African retailers Truworths and Massmart held up well as they continued to benefit from domestic consumer spending, while defensive businesses, such as Taiwan Mobile, also outperformed as investors sought companies with strong balance sheets and attractive dividend yields against the backdrop of weak economic and earnings outlooks.

What is your outlook?

Looking ahead, we expect markets to remain volatile, buffeted by poor economic data and deteriorating corporate earnings. While governments have pumped vast amounts of liquidity into the financial system, confidence remains fragile and lending tight. Stimulus programs may also take time to kick in. But investors should begin to look through this period of weakness, attracted by valuations and emerging markets’ long-term prospects.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Countries

(% of Net Assets)

Brazil	14.2%
Mexico	10.6%
Hong Kong	9.4%
India	8.9%
South Korea	6.6%
South Africa	6.4%
Thailand	5.4%
Taiwan	4.9%
Israel	4.7%
Turkey	4.1%

Investments in securities in these countries represent 75.2% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We believe that this crisis will present opportunities for well-managed companies to strengthen their competitive positions. These are the companies in which we seek to invest, those with dominant market positions and strong balance sheets. Thus, we are confident that the long-term outlook is positive for our Portfolio.

As bottom-up stock pickers, our global allocation strategy is a function of where we can find good quality companies with attractive valuations. To this end, we will maintain our overweighted positions to Mexico and Thailand, as well as our non-benchmark position in Hong Kong, while remaining underweighted to China, Russia and Taiwan. By sector, we will keep our underweighted stances in cyclical/export-dependent companies, favoring companies that are benefitting from domestic consumption.

Portfolio Facts

As of December 31, 2008

Net Assets	$5,329,265
NAV	$5.59
NAV - High†	5/16/2008 - $10.42
NAV - Low†	11/20/2008 - $4.48
Number of Holdings: 43

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(43.58%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Real Estate Securities Portfolio
Reginald L. Pfeifer, CFA, Portfolio Manager
Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Real estate security prices are influenced by the underlying value of properties owned by the company, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Real Estate Securities Portfolio earned a return of -37.24%, as compared to the median return for its peer group, the Lipper Real Estate Variable Account category, of -39.87%. The Portfolio’s market benchmark, the FTSE NAREIT Equity REIT Index, earned a return of -37.73%.

What factors affected the Portfolio’s performance?

REIT stocks were impacted primarily by the following three factors during 2008. First, the U.S. economy weakened during the year, resulting in job losses, followed by rising vacancy rates and downward pressure on rental rates for all property types (office, industrial, retail, multifamily, health care, self storage, and lodging). Second, commercial real estate lenders demanded much higher interest rates for real estate debt investments, which also negatively affected commercial real estate values and REIT equity valuations. Third, publicly traded REITs were negatively impacted by the overall stock market declines, higher credit costs in all debt instruments, and the general flight from risky assets.

The best performing sectors in the Portfolio were multifamily, health care, and self storage REITs. The worst performing property sectors were industrial, lodging, regional malls, and shopping centers. The Portfolio’s underweighted allocations to lodging and shopping centers were the most significant positive contributors to sector performance relative to the benchmark Index.

What is your outlook?

As a result of the weakening U.S. economy, we expect commercial real estate vacancy rates to rise in 2009. All property sectors will likely be affected. Lodging and multifamily properties are expected to experience the most immediate impact due to their short-term income streams.

The U.S. government’s economic stimulus efforts and significant support of the banking/financial system have helped stabilize the financial markets. An improvement in the U.S. economy during 2009 now appears more likely than during the financial crisis in 2008.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Simon Property Group, Inc.	7.7%
Public Storage, Inc.	5.8%
Vornado Realty Trust	5.2%
Boston Properties, Inc.	4.4%
Equity Residential REIT	4.4%
AvalonBay Communities, Inc.	3.4%
Federal Realty Investment Trust	3.1%
Ventas, Inc.	3.1%
Health Care Property Investors, Inc.	2.8%
Regency Centers Corporation	2.7%

These securities represent 42.6% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We believe that health care properties, which have long-term leases and benefit from stable demand as a result of the aging population, will perform well in this environment. In addition, class A office properties in the Washington, D.C. area, San Francisco, and coastal southern California should remain in demand through the current downturn. We have positioned the Portfolio in a well-diversified collection of other REITs that we believe offer great value and significant upside potential from current price levels.

Portfolio Facts

As of December 31, 2008

Net Assets	$197,419,707
NAV	$9.34
NAV - High†	5/5/2008 - $19.80
NAV - Low†	11/20/2008 - $6.67
Number of Holdings: 88

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 4/30/2003
(37.24%)	1.41%	6.04%

Value of a $10,000 Investment1

*	The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Utilities Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Utilities Portfolio seeks capital appreciation and current income.

The Portfolio’s investments are concentrated in issuers in the utilities industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8 -month period ended December 31, 2008?

Thrivent Partner Utilities Portfolio earned a return of -29.57% for the period since its inception of April 30, 2008, through December 31, 2008. The Portfolio’s custom benchmark, which comprises 70% S&P Utilities Index and 30% S&P Telecommunications Services Index, earned a return of -24.36%.

What factors affected the Portfolio’s performance?

Absolute returns were down substantially for the annual period due to a global recession, multiple bank failures and the resulting volatile market conditions. While large utilities and telecommunications stocks are often viewed as defensive areas of the market, the stocks still found themselves caught in the selling barrage, which affected all sectors of the economy and all asset classes within the financial markets. As a defensive industry, however, utilities and telecommunications did manage to outperform the broader market on a relative basis, benefiting mainly from attractive dividend yields amidst a substantially lower interest rate environment.

The Portfolio underperformed for the period since its April 30, 2008, inception through December 31, 2008. Global recession fears prompted demand concerns across the board, leading investors to sell first and ask questions later. As the economy continued to weaken throughout the year and concerns over demand turned into true demand weakness, our selection within electric utilities dramatically hurt relative performance as larger, slower-growth, more defensive companies within this segment held up relatively well. By contrast, an overweighted position in electric utility holding E.ON AG also detracted from relative returns. The benchmark has outsized positions in Verizon and AT&T (diversified telecom companies) and, while we are positive on these companies and own the stocks, we are underweighted on a relative basis. We became increasingly defensive throughout the period, however, as it became clearer that a deep recession was imminent. We built up cash positions and reduced the Portfolio’s allocation to non-U.S. companies. These position decisions generated positive relative returns.

What is your outlook?

Looking ahead, we remain defensive, but also realize that valuations are extremely attractive. We have built up cash positions and reduced international exposure in an effort to limit further downside risk within the Portfolio amid a very volatile market environment.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Verizon Communications, Inc.	4.7%
AT&T, Inc.	4.6%
FPL Group, Inc.	4.4%
Public Service Enterprise Group, Inc.	4.3%
Southern Company	3.9%
NRG Energy, Inc.	3.7%
Exelon Corporation	3.6%
Entergy Corporation	3.4%
PPL Corporation	3.1%
FirstEnergy Corporation	2.8%

These securities represent 38.5% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

However, we are ready to opportunistically put cash to work, as, we believe, stocks with favorable fundamentals are unfairly punished due to market conditions. As an example of this strategy, we recently added Qwest Communications to the Portfolio on extreme price weakness. This purchase has already generated strong performance on both a relative and absolute basis. We continue to be defensive, while searching for opportunities to add high-quality companies with solid long-term prospects, trading at low valuations, to the Portfolio.

Portfolio Facts

As of December 31, 2008

Net Assets	$4,352,051
NAV	$6.93
NAV - High†	6/5/2008 - $10.32
NAV - Low†	10/27/2008 - $6.18
Number of Holdings: 83

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(29.57%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The S&P 500 Telecommunications Services Index is a capitalization-weighted index of telecommunications sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

***	The S&P 500 Utilities Index is a capitalization-weighted index of utilities sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies. The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Partner Small Cap Growth Portfolio earned a return of -43.23%, as compared to the median return for its peer group, the Lipper Small Cap Growth category, of -40.90%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a return of -38.54%.

What factors affected the Portfolio’s performance?

The portfolio management strategy used in this account avoids meaningful sector variations from the benchmark Index, although exposure at the industry and company level may and will be different than that of the Index. Return variations from the benchmark were most significantly impacted by poor security selection over the reporting period. Specifically, security selection within three broad sectors had the most limiting impact on relative performance: information technology (IT), health care and consumer discretionary. Better-than- average selection in the energy and utility sectors mitigated some of the effects, but was not sufficient to offset them totally. Within IT, semiconductors, internet software and services and telecom most impacted performance. Atheros Communications Inc, Cavium Networks Inc. and Verigy Ltd. provided disappointing returns. Internet service and software companies Ariba Inc., ComScore Inc. and Omniture Inc. also did not perform up to the Index. In health care, the Portfolio’s holdings in the providers and services industry, on average, lagged behind the performance of the benchmark. An underexposure to the biotechnology industry, which performed above average, also limited Portfolio returns. In the consumer discretionary sector, holdings in the apparel and luxury goods industries underperformed as the negative wealth effect of declining real estate and financial markets significantly impacted discretionary consumer spending.

Portfolio holdings in the energy and utility sectors provided better-than-benchmark returns, but the cumulative effect of these holdings was not sufficient to offset sub-par results in other areas of the Portfolio. In the energy sector, our holdings with exposure to oil and gas production, such as Petrohawk Energy and Concho Resources, provided good relative returns. Our position in ITC Holdings in the utility sector also added modestly to results, as it outperformed both the sector and the broader Index over the year.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

WMS Industries, Inc.	1.9%
Amedisys, Inc.	1.9%
Thoratec Corporation	1.8%
Haemonetics Corporation	1.8%
Huron Consulting Group, Inc.	1.7%
Interactive Data Corporation	1.7%
Wright Medical Group, Inc.	1.6%
ITC Holdings Corporation	1.4%
Deckers Outdoor Corporation	1.4%
NuVasive, Inc.	1.3%

These securities represent 16.5% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Our focus remains on owning stocks that we believe have superior earnings prospects. With that in mind, the expected earnings growth of the Portfolio remains at a premium to that of the benchmark Index. Additionally, the price-earnings-to-growth rate for the Portfolio (PEG ratio) is similar to the strategy’s performance benchmark. As is our custom, we continue to hold the Portfolio’s sector weightings to be similar to those of the benchmark Index, thereby allowing stock selection to be a key driver of performance for the Portfolio.

Portfolio Facts

As of December 31, 2008

Net Assets	$112,460,922
NAV	$7.45
NAV - High†	1/2/2008 - $13.77
NAV - Low†	11/20/2008 - $5.96
Number of Holdings: 114

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5- Year	From Inception 11/30/2001
(43.23%)	(4.30%)	(1.65%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of smaller capitalization common stocks and securities convertible into small company stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Partner Small Cap Value Portfolio earned a return of -27.05%, as compared to the median return for its peer group, the Lipper Small Cap Value category, of -32.76%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a return of -28.92%.

What factors affected the Portfolio’s performance?

Sector emphasis in the Portfolio detracted somewhat from better-than-average stock selection, although in both cases absolute results were severely impacted by the negative market environment that persisted throughout the year. Consumer discretionary stocks were an area of particular weakness for the markets, severely underperforming the broad averages. Stocks in the Portfolio achieved results more in line with the broad indexes and this aided returns significantly. Aaron Rents, Inc. and Corinthian Colleges Inc. were particularly good performers for the period. The information technology sector was another group in which stocks held in the Portfolio bettered the results of those in the benchmark Index. Our holdings in the health care sector dramatically outperformed both the broad Index as well as those that are represented in the sector holdings of the Index. Biotechnology companies Momenta Pharmaceutical and Myriad Genetics both realized strong positive returns for the Portfolio.

The financial sector was an area of sub-par performance for the Portfolio. Although our underweighted stance in the poorly performing group was a mitigating factor, stock selection was particularly disappointing. Holdings in the commercial banking, insurance and capital markets groups were the main factor in offsetting some of the better returns achieved elsewhere in the Portfolio. An overweighting of stocks in the energy sector was also a limiting factor for performance. Although the sector performed well in the early part of the period, an unprecedented decline in oil prices in the second half caused the sector to come under severe pressure in both the equipment and production sides of the business.

What is your outlook?

While remaining aware of the substantial challenges that exist for the financial system and the economy and the headwinds they have created for corporate profits, we are

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

ProAssurance Corporation	2.4%
Aaron Rents, Inc.	2.4%
Owens & Minor, Inc.	1.8%
AptarGroup, Inc.	1.7%
Cleco Corporation	1.5%
Alaska Air Group, Inc.	1.4%
Beacon Roofing Supply, Inc.	1.3%
Mariner Energy, Inc.	1.2%
Genesee & Wyoming, Inc.	1.2%
East West Bancorp, Inc.	1.2%

These securities represent 16.1% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

optimistic on two fronts. First, the steep drop in stock prices has provided rare opportunities to invest in strong companies at value prices. Second, we feel confident that policy actions taken by world governments will help avert worst-case scenarios for the global economy. We expect the U.S. economy to bottom out in the latter half of 2009 and proceed to expand in 2010.

Portfolio Facts

As of December 31, 2008

Net Assets	$167,930,800
NAV	$12.07
NAV - High†	6/5/2008 - $20.09
NAV - Low†	11/20/2008 - $9.87
Number of Holdings: 157

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 4/30/2003
(27.05%)	2.38%	8.54%

Value of a $10,000 Investment1

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Small Cap Stock Portfolio David A. Maule, CFA, Portfolio Manager
Thrivent Small Cap Stock Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ending December 31, 2008?

Thrivent Small Cap Stock Portfolio earned a return of -37.52%, as compared to the median return of its peer group, the Lipper Small Cap Core category, of -34.13%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of -33.79%.

What factors affected the Portfolio’s performance?

During the period, the financial markets saw unprecedented volatility due, in large part, to the weaknesses of both the housing and credit markets. The impact of this crisis reverberated throughout all financial markets, resulting in significant losses on an absolute basis for most asset classes, including small cap stocks. There was literally no place to hide as all sectors had negative returns for the period, although defensive sectors such as utilities, consumer staples, financials and health care performed better than the economically sensitive sectors of energy, materials, industrials and information technology (IT). As the crisis unfolded, massive governmental intervention in the markets ensued. Given our concerns regarding the deteriorating credit environment and an over-levered consumer, the Portfolio was underweighted in the financials sector, which resulted in negative relative performance as the massive government intervention stabilized and supported the sector.

Additionally, our economically sensitive holdings detracted from Portfolio performance during the period as the market recognized the potential for a global economic slowdown. On the positive side, the Portfolio benefited from superior security selection within the consumer discretionary space, particularly within the media, restaurants and specialty retail industries.

What is your outlook?

We remain concerned regarding the worldwide economic outlook, as the credit crisis continues to roil the financial markets and many of the world’s largest economies have entered a recession. Deflationary forces will likely continue to push down valuations on almost all assets, including real estate, stocks, bonds, commodities and oil. We expect increased job losses and a higher unemployment rate going forward, along with declining wage growth. Therefore, the outlook for consumer spending remains bleak, which translates into weak economic growth.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

WMS Industries, Inc.	0.7%
Regal-Beloit Corporation	0.7%
URS Corporation	0.7%
Platinum Underwriters Holdings, Ltd.	0.6%
Amerisafe, Inc.	0.6%
Oil States International, Inc.	0.6%
Aspen Insurance Holdings, Ltd.	0.6%
Kaydon Corporation	0.6%
Hanover Insurance Group, Inc.	0.6%
Aaron Rents, Inc.	0.6%

These securities represent 6.3% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

However, due to the massive fiscal and monetary stimulus that has been or will be pumped into the financial system, as well as due to the equity markets’ apparent willingness to discount an economic recovery in the face of deteriorating fundamentals, the Portfolio is positioned more aggressively than in recent history. Currently, the Portfolio is positioned with an overweighted stance in the consumer discretionary, industrials, information technology and materials sectors, while underweighted in the financials, health care and consumer staples sectors. Given our longer-term concerns, we are closely monitoring economic and market data points for signs of further market downside, and will move to a less economically sensitive and more defensive Portfolio positioning as conditions warrant.

Portfolio Facts

As of December 31, 2008

Net Assets	$288,059,725
NAV	$8.49
NAV - High†	1/2/2008 - $15.29
NAV - Low†	11/20/2008 - $7.01
Number of Holdings: 280

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 3/1/2001
(37.52%)	(0.31%)	2.57%

Value of a $10,000 Investment1

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Small Cap Index Portfolio Kevin R. Brimmer, Portfolio Manager
Thrivent Small Cap Index Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index by investing primarily in the common stocks of the Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Small Cap Index Portfolio earned a total return of -31.07%, as compared to the median return of its peer group, the Lipper Small Cap Core category, of -34.13%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of - 31.08%.

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an Index fund, the difference in performance between the benchmark Index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks outperformed both mid-cap stocks and large-cap stocks for the last 12 months. No sectors in the benchmark index sported a positive return. Utilities and consumer staples had the least negative returns. The stocks of materials firms and telecommunication services were the weakest performers, posting the most negative returns. Market participants re-evaluated the economic stress in the global economic system and growth expectations were diminished.

What is your outlook?

The Portfolio will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Small-cap companies, particularly those exposed to the domestic markets and U.S. consumers, have had a more challenging operating environment relative to mid-cap companies. Policy actions have been undertaken to forestall any lasting impact from the ongoing unwinding of the excesses in housing that occurred last cycle. The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed income markets and led to the severe credit contraction.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Piedmont Natural Gas Company, Inc.	0.7%
Itron, Inc.	0.7%
Atmos Energy Corporation	0.7%
Senior Housing Property Trust	0.6%
Watson Wyatt Worldwide, Inc.	0.6%
Landstar System, Inc.	0.6%
Immucor, Inc.	0.6%
ProAssurance Corporation	0.5%
CLARCOR, Inc.	0.5%
New Jersey Resources Corporation	0.5%

These securities represent 6.0% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

It is possible that a new cycle may be starting. Typically, as a new economic cycle starts, investors begin to favor smaller-cap issues. At the same time, we are realistic in our expectations that the premium return to the small cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts

As of December 31, 2008

Net Assets	$192,193,621
NAV	$10.54
NAV - High†	6/5/2008 - $19.62
NAV - Low†	11/20/2008 - $8.15
Number of Holdings: 603

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(31.07%)	0.61%	4.88%

Value of a $10,000 Investment1

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Growth Portfolio II Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio II seeks long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium-market capitalizations.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Mid Cap Growth Portfolio II earned a return of -42.71%, as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of -45.41%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of -44.32%.

What factors affected the Portfolio’s performance?

Over the fiscal year, the global financial markets have been buffeted by the severe credit crisis that now is impairing growth not only in the United States, but in global economies as well.

Although the Portfolio outperformed its benchmark and peers, it too suffered a significant decline. We had been concerned about economic instability and had held a modest but not insignificant position in cash over the period, which was a positive factor for Portfolio results. The Portfolio’s underweighted position in the financial sector was another contributor to performance; in addition, stock selection was better than average.

Stock selection in the consumer sector helped performance. In particular, educational services companies performed well as they benefited from increased student enrollment due to the difficult job market. Stock selection in the telecom services area was a drag on performance over the past twelve months as many of these companies rely on debt markets to finance their growth.

What is your outlook?

As we look at investing in this market, we still come back to the fact that despite all the problems with our system right now, we believe the United States still has more transparency in its financial system than any other nation on the globe. We believe policymakers are taking the right steps to shore up the banking system, and we have seen encouraging signs that the short-term money market and commercial paper markets have stabilized. We are also seeing encouraging signs in the bond market. Corporate bond spreads are narrowing, which means that investors are beginning to move out slightly on the risk curve. We believe these are all important steps in repairing the damaged financial system.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Pactiv Corporation	3.8%
WMS Industries, Inc.	3.1%
Burger King Holdings, Inc.	2.9%
F5 Networks, Inc.	2.6%
DeVry, Inc.	2.6%
Sunoco, Inc.	2.3%
TD Ameritrade Holding Corporation	2.3%
Activision Blizzard, Inc.	2.3%
Ryanair Holdings plc	2.3%
Owens-Illinois, Inc.	2.2%

These securities represent 26.4% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

While we do not believe we are fully through the credit unwind and subsequent recession in the U.S. economy, we do believe it is time to begin positioning the Portfolio toward early cycle stocks that will benefit from a turn in the U.S. economy over the course of the next eighteen months. With that as our base assumption, we are positioning the Portfolio toward stocks that have compelling valuations, trough margins, potential product cycles and above all, healthy balance sheets.

While we believe the emerging markets will, over the course of time, continue to grow and be an ever bigger factor in global supply and demand equations, we think that it will be the United States that comes out of the quagmire first. However, in the next 12 to 24 months, these emerging areas may be good places once again to look for growth ideas.

Portfolio Facts

As of December 31, 2008

Net Assets	$80,770,879
NAV	$5.65
NAV - High†	6/5/2008 - $11.35
NAV - Low†	11/20/2008 - $4.34
Number of Holdings: 79

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 11/30/2001
(42.71%)	(0.71%)	(3.24%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of companies with medium-market capitalizations.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Mid Cap Growth Portfolio earned a return of -41.13%, as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of -45.41%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of -44.32%.

What factors affected the Portfolio’s performance?

Over the fiscal year, the global financial markets have been buffeted by the severe credit crisis that now is impairing growth not only in the United States, but in global economies as well.

Although the Portfolio outperformed its benchmark and peers, it too suffered a significant decline. We had been concerned about economic instability and had held a modest but not insignificant position in cash over the period, which was a positive factor for Portfolio results. The Portfolio’s underweighted position in the financial sector was another contributor to performance; in addition, stock selection was better than average. An underweighted holding in the poorly-performing industrial sector was constructive for Portfolio returns relative to the benchmark.

Stock selection in the consumer sector helped performance. In particular, educational services companies performed well as they benefited from increased student enrollment due to the difficult job market. Stock selection in the telecom services area was a drag on performance over the past twelve months as many of these companies rely on debt markets to finance their growth.

What is your outlook?

As we look at investing in this market, we still come back to the fact that despite all the problems with our system right now, we believe the United States still has more transparency in its financial system than any other nation on the globe. We believe policymakers are taking the right steps to shore up the banking system, and we have seen encouraging signs that the short-term money market and commercial paper markets have stabilized. We are also seeing encouraging signs in the bond market. Corporate bond spreads are narrowing, which means that investors are beginning to move out slightly on the risk curve. We believe these are all important steps in repairing the damaged financial system.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

DeVry, Inc.	2.1%
Burger King Holdings, Inc.	2.0%
T. Rowe Price Group, Inc.	2.0%
WMS Industries, Inc.	1.9%
Pactiv Corporation	1.9%
Owens-Illinois, Inc.	1.9%
F5 Networks, Inc.	1.8%
Activision Blizzard, Inc.	1.8%
Myriad Genetics, Inc.	1.7%
TD Ameritrade Holding Corporation	1.6%

These securities represent 18.7% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

While we continue to monitor all of these issues closely, these problems will ultimately be priced into stocks. We are optimistic that over the course of time, many of these headwinds will turn into tailwinds. While we do not believe we are fully through the credit unwind and subsequent recession in the U.S. economy, we do believe it is time to begin positioning the Portfolio toward early cycle stocks that will benefit from a turn in the U.S. economy over the course of the next eighteen months.

With that as our base assumption, we are positioning the Portfolio toward stocks that have compelling valuations, trough margins, potential product cycles and above all, healthy balance sheets.

While we believe the emerging markets will, over the course of time, continue to grow and be an ever bigger factor in global supply and demand equations, we think that it will be the United States that comes out of the quagmire first. However, in the next 12 to 24 months, these emerging areas may be good places once again to look for growth ideas.

Portfolio Facts

As of December 31, 2008

Net Assets	$275,101,796
NAV	$9.55
NAV - High†	6/5/2008 - $20.01
NAV - Low†	11/20/2008 - $7.63
Number of Holdings: 118

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(41.13%)	(1.01%)	2.66%

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Mid Cap Value Portfolio Subadvised by Goldman Sachs Asset Management, L.P.
Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Partner Mid Cap Value Portfolio earned a return of -35.05%, as compared to the median return for its peer group, the Lipper Mid Cap Value category, of -38.77%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, earned a return of -38.44%.

What factors affected the Portfolio’s performance?

Results were good, compared the benchmark Index, but absolute returns were disappointing as equities suffered a severe correction. This was related to the ongoing disruptions to the capital markets and the economy from credit losses and capital shortfalls that have significantly impaired not only the price, but the availability, of credit to the global economic system. These effects have cascaded and a severe economic contraction appears to be underway as this report is being prepared. A moderate cash position in the Portfolio was the most significant contributing factor to better-than-Index results. Given the magnitude of the decline, even a small cash position provided significant value for shareholders.

Underweighted stances and good stock selection in both the consumer discretionary and financial sectors also were significant factors in good relative results. In the financial sector, our holdings in Hudson City Bancorp, Inc., Astoria Financial Corp. and People’s United Financial in the thrifts and mortgage finance industries actually advanced as their positions as highly disciplined, niche vendors of financial products was rewarded. In the consumer discretionary sector, H&R Block provided excellent returns on the diversified services industry, while in the media group, our holding in Viacom, Inc. advanced over the year.

Holdings in the information technology sector offset some of the better returns as results from stock selection in the group were sub-par. Shares of our holdings in the energy sector generally did not keep pace with the group and the sector underperformed the market for the year. The group performed well in the first half, but an extremely sharp correction in energy prices and commodities in general occurred in the second half of the year.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Entergy Corporation	3.2%
W.R. Berkley Corporation	2.7%
PPL Corporation	2.5%
H&R Block, Inc.	2.4%
Range Resources Corporation	2.2%
Amphenol Corporation	2.0%
Air Products and Chemicals, Inc.	2.0%
Laboratory Corporation of America Holdings	2.0%
EOG Resources, Inc.	1.8%
DPL, Inc.	1.8%

These securities represent 22.6% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Looking into 2009, we are cautious on companies led by unseasoned and untested management teams. We are also concerned that looming earnings disappointments will support market volatility at elevated levels. While we do not expect a swift end to corporate weakness, we do see prospects in select companies that are poised to benefit from an environment of lower competition, higher pricing and improved market share. As such, we are excited to find ourselves in a unique market rich with newly-discounted opportunities for fundamental stock pickers. We believe our consistent, disciplined approach to identifying these high-quality, cash-generative businesses will enable our portfolios to achieve consistent, strong and competitive returns over time.

Portfolio Facts

As of December 31, 2008

Net Assets	$123,336,824
NAV	$8.25
NAV - High†	6/5/2008 - $14.01
NAV - Low†	11/20/2008 - $6.78
Number of Holdings: 114

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	From Inception 4/29/2005
(35.05%)	(2.97%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Stock Portfolio Brian J. Flanagan, CFA, Portfolio Manager
Thrivent Mid Cap Stock Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Mid Cap Stock Portfolio earned a total return of -40.75%, as compared to the median return of its peer group, the Lipper Mid Cap Core Category, of -37.21%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of -41.46%.

What factors affected the Portfolio’s performance?

The Portfolio slightly outperformed its benchmark in what has been one of the worst years ever for the financial markets. While no sector was positive on an absolute basis, the financials, materials, consumer staples and information technology (IT) sectors all provided relative outperformance. This positive relative performance was offset by the energy, industrial and utility sectors.

Security selection within the insurance and commercial bank sectors led the financial performance. Decent container volumes, significant price increases and cost management benefited Silgan Holdings, Inc. which provided the majority of the materials sector outperformance. Overweighting the consumer staples sector proved beneficial. These contributions were offset by poor timing within the energy, industrial and utility sectors. Being underweighted in the energy and utility sectors for much of the first half of the year weighed on performance as commodity prices hit all-time highs. Neutralizing these sectors at the middle of year failed to recapture that underperformance when the commodity prices plummeted.

What is your outlook?

The U.S. economic slowdown has been fast and furious, and the implications appear to be spreading to Europe and Asia quickly. In this uncertain environment, valuation based on metrics, including cash levels, book values, and normalized earnings, is arguably the ballast providing safety and opportunity. Information technology, materials and financials are some attractive sectors. Even though information technology (IT) spending levels continue to fall, the technology sector offers, in our opinion, many compelling characteristics–attractive valuations, strong balance sheets and cash flows, and restrained corporate IT spending during the past few years. The valuation support should offer

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

HCC Insurance Holdings, Inc.	3.7%
W.R. Berkley Corporation	3.2%
Compuware Corporation	1.9%
Silgan Holdings, Inc.	1.8%
Albemarle Corporation	1.8%
Crown Holdings, Inc.	1.7%
Dollar Tree, Inc.	1.5%
FormFactor, Inc.	1.5%
Atmel Corporation	1.5%
TreeHouse Foods, Inc.	1.5%

These securities represent 20.1% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

downside protection, and the restrained spending should create pent-up demand when the cycle eventually turns. While the slowing economy has resulted in less volume growth lately, declining raw material costs should offer significant margin leverage in 2009. While still underweighted in the industrial and consumer discretionary sectors, selective positions have been added to the Portfolio. Both sectors continue to face material headwinds. A slowing economy, a weak job market and a significant tightening of credit should all limit discretionary purchases, and as the consumer delevers his/her balance sheet, spending may decline for many quarters. However, attractive valuations, combined with significant fiscal stimulus, are providing selective opportunities within these sectors.

Portfolio Facts

As of December 31, 2008

Net Assets	$379,883,030
NAV	$7.08
NAV - High†	1/2/2008 - $12.92
NAV - Low†	11/20/2008 - $5.74
Number of Holdings: 130

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 3/1/2001
(40.75%)	(0.63%)	(0.26%)

Value of a $10,000 Investment1

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Index Portfolio Kevin R. Brimmer, Portfolio Manager
Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in the common stocks comprising the Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Mid Cap Index Portfolio earned a total return of -36.29%, as compared to the median return of its peer group, the Lipper Mid Cap Core category, of -37.21%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of -36.24%.

What factors affected the Portfolio’s performance?

Because the Portfolio is designed to invest in a way that reflects its benchmark Index, the S&P MidCap 400 Index, the only changes made to the Portfolio are done to reconcile with any alterations in the composition of the Index itself. As typically occurs with an Index fund, the difference in performance between the benchmark Index and the Portfolio can be largely attributed to expenses and minor differences in portfolio composition.

Mid-caps outperformed large-cap stocks, but underperformed small-cap stocks. All sectors in the benchmark Index posted negative returns. Utilities and consumer staples posted the least negative returns, bolstered by being defensive in nature. Energy and telecommunication services underperformed the most due to severe selling pressure as market participants re- evaluated stress in the global economic system and lowered growth expectations. The energy sector was also impacted by lower energy demand brought on by lessened consumer and corporate activity.

What is your outlook?

The Portfolio will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Mid- and small-cap companies, particularly those exposed to the domestic markets and U.S. consumers, outperformed their large-cap counterparts. Policy actions have been undertaken to forestall any lasting impact from the ongoing unwinding of the excesses in housing that occurred last cycle. Additionally, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and that led to the severe credit contraction.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Everest Re Group, Ltd.	0.7%
Vertex Pharmaceuticals, Inc.	0.7%
Health Care REIT, Inc.	0.6%
W.R. Berkley Corporation	0.6%
New York Community Bancorp, Inc.	0.6%
O’Reilly Automotive, Inc.	0.6%
Martin Marietta Materials, Inc.	0.6%
MDU Resources Group, Inc.	0.6%
SAIC, Inc.	0.6%
Church & Dwight Company, Inc.	0.6%

These securities represent 6.2% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

As mentioned six months ago, it is possible that a transition may be taking place. Typically, as a new economic cycle starts, investors begin to favor mid- and small-cap issues. We believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts

As of December 31, 2008

Net Assets	$75,140,296
NAV	$8.31
NAV - High†	6/5/2008 - $15.97
NAV - Low†	11/20/2008 - $6.43
Number of Holdings: 403

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 3/1/2001
(36.29%)	(0.42%)	1.93%

Value of a $10,000 Investment1

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio
Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, Victory Capital Management Inc., Aberdeen Asset Management Investment Services Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth. The Portfolio seeks long-term capital growth by investing primarily in equity and debt securities of issuers in developed and emerging markets. Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8-month period ended December 31, 2008?

Thrivent Partner Worldwide Allocation Portfolio earned a return of -39.09% from its inception date of April 30, 2008, through December 31, 2008. Over the same period, the Portfolio’s market benchmark, the MSCI All Country World Index ex-USA, earned a return of return of -43.38%.

What factors affected the Portfolio’s performance?

Allocations were the most significant factor for the relatively better results achieved in the Portfolio versus the benchmark Index. An underweighted stance in the financial sector, a moderate cash position, and an allocation of approximately 10% to emerging market debt, were the major factors for the Portfolio’s outperformance of the benchmark. Financial shares are a significant component of non-U.S. indexes and the Portfolio had an average exposure of less than half of that in the Index. Given the severe declines in the indexes, a moderate position in short-term securities achieved a positive return. An allocation of Portfolio assets to emerging market debt also aided results. Although the decline in debt prices was significant, it was not as severe as the declines achieved in either developed or emerging market equity prices. Shares of health care related companies were also overweighted in the Portfolio and this sector declined much less significantly than the broader averages. Materials companies declined quite significantly but the Portfolio was underweighted in the sector and each factor offset the other. Holdings in the emerging markets segment of the Portfolio also performed better than both the emerging market indexes and the developed market Index over the relevant time period.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Countries

(% of Net Assets)

Japan	18.0%
United Kingdom	13.2%
Switzerland	6.9%
France	5.9%
Germany	4.2%
Brazil	3.6%
Spain	3.4%
Netherlands	2.9%
Italy	2.6%
Australia	2.5%

Investments in securities in these countries represent 63.2% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The decline in global equity prices has resulted in many companies trading at prices that are less than the intrinsic value of their business. That said, undervaluation in and of itself is not a reason for a security to go up. Prospects for an economic recovery must take hold so that investors can have confidence in earnings. Recognizing the difficulty in predicting the timing of such a recovery, we are moving deliberately but cautiously. We believe the efforts by governments and central banks to stimulate economic growth will eventually succeed but that the pace of recovery is likely to be sub-par versus past economic recoveries.

Portfolio Facts

As of December 31, 2008

Net Assets	$105,901,531
NAV	$6.03
NAV - High†	5/16/2008 - $10.33
NAV - Low†	11/20/2008 - $5.01
Number of Holdings: 373

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(39.09%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner International Stock Portfolio
Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

Thrivent Partner International Stock Portfolio seeks long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established non-U.S. companies. Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Partner International Stock Portfolio earned a return of -41.10%, as compared to the median return for its peer group, the Lipper International Core category, of -43.08%. The Portfolio’s market benchmark, the MSCI Europe, Australasia and Far East (MSCI EAFE) Index, earned -43.06%.

What factors affected the Portfolio’s performance?

An underweighted position in the poorly performing financial sector was a key reason that the Portfolio bested the return of the benchmark Index. Financial stocks, even at severely lower prices than existed a year ago, still represent almost a quarter of the benchmark Index. In addition, stock selection within the group was modestly better than average. Both of these factors combined to have a constructive effect on relative results. An overweighted stance in the health care sector was also helpful, as the group performed better than the Index. Pharmaceutical companies tend to have more stable earnings and revenue streams and were an attractive alternative for investors during the market turmoil in the second half of the year. Likewise for the consumer staples group, another sector that tends to perform better in periods of market and/or economic weakness; we overweighted our positions in that group. Nestle S.A. was a meaningful holding in the food products industry and provided excellent relative results. A modest cash position also mitigated the decline in the broader Portfolio that occurred over the fiscal year.

The cyclically sensitive industrials sector offset some of the positives mentioned above. Security selection within the group was sub-par, the group underperformed the broader Index and we were moderately overweighted to the group. Global growth was not expected to slow as much owing to the organic growth still evident in the emergence of the middle class consumers in developing nations. While this is true, the slowdown in the global economies was sufficient to slow investment growth even in the emerging economies. The sharp fall-off in energy and commodity prices was a factor not only in the slowdown in some emerging economies, but also weakened performance to holdings in the energy sector. For the full period, the group outperformed the broader benchmark, but it accomplished this with extraordinarily strong returns in the first half and weak returns in the latter part of the year. The Portfolio was underweighted in the group, and our lack of significant exposure to defensive global integrated companies such as Royal Dutch and BP, PLC caused our holdings to lag behind the group and the Index.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Countries

(% of Net Assets)

Japan	23.3%
United Kingdom	19.2%
Switzerland	11.6%
France	8.0%
Germany	5.4%
Spain	5.2%
Italy	4.0%
Australia	2.7%
Netherlands	2.7%
Canada	2.7%

Investments in securities in these countries represent 84.8% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The decline in global equity prices has resulted in many companies trading at prices that are less than the intrinsic value of their business. That said, undervaluation in and of itself is not a reason for a security to go up. Prospects for an economic recovery must take hold so that investors can have confidence in earnings. Recognizing the difficulty in predicting the timing of such a recovery, we are moving deliberately but cautiously. We believe the efforts by governments and central banks to stimulate economic growth will eventually succeed but that the pace of recovery is likely to be sub-par versus past economic recoveries.

Portfolio Facts

As of December 31, 2008

Net Assets	$778,125,454
NAV	$8.18
NAV - High†	5/16/2008 - $17.34
NAV - Low†	11/20/2008 - $6.79
Number of Holdings: 229

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(41.10%)	0.80%	0.02%

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Socially Responsible Stock Portfolio

Subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management, L.L.C.

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8-month period ended December 31, 2008?

Thrivent Partner Socially Responsible Stock Portfolio earned a return of -34.98% from its inception date of April 30, 2008, through December 31, 2008. Over the same period, the Portfolio’s market benchmark, the S&P 500 Index, earned a return of -33.65%.

What factors affected the Portfolio’s performance?

Decisions about overweighting or underweighting the various economic sectors were a net contributor to relative performance. Out lack of exposure to the telecom services sector and modest underweighting of consumer staples detracted from performance. This was more than offset, however, by underweighting the troubled financials sector and overweighting the defensive and outperforming health care sector.

Stock selection had a positive impact on performance and was most pronounced in the energy, financials and health care sectors. Our holdings within the financials sector substantially outperformed the average. Our emphasis on high-quality socially responsible companies meant that we avoided virtually all of the stocks that became worthless or nearly worthless.

The positive contribution in financials, however, was more than offset by less productive choices in energy and health care. Within energy, our holdings Smith International, EOG Resources and FMC Technologies each were significant contributors through mid-summer while oil and natural gas prices were high. At this point, we reduced the size of our positions, but not by enough. During the second half of the calendar year, as oil prices fell, the only way to outperform was to own the large integrated energy companies such as Exxon Mobil and Chevron. We did not own these stocks.

A similar story exists within health care. While we correctly overweighted this defensive sector, our stocks lagged. Our large holdings in Novartis and Labcorp performed much better than average. These stocks, however, could not overcome poor performances by Medtronic, Stryker, Intuitive Surgical and Coventry Healthcare. Coventry, a managed care company, was a true disappointment that we failed to anticipate. Medtronic, Stryker and Intuitive Surgical were hurt more by fear of an earnings shortfall than actual deterioration in fundamentals. We continue to expect all three of these stocks to outperform. Large-cap defensive pharmaceutical stocks, which have been major laggards over the past few years, substantially outperformed the health care sector. Our exposure there was limited to Novartis.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

CVS/Caremark Corporation	4.4%
Cisco Systems, Inc.	3.9%
Staples, Inc.	3.8%
Kohl’s Corporation	3.8%
Hewlett-Packard Company	3.6%
Novartis AG ADR	3.6%
Google, Inc.	3.3%
Stryker Corporation	3.2%
Apple, Inc.	3.1%
Laboratory Corporation of America Holdings	3.0%

These securities represent 35.7% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The near-term outlook for the economy, and hence the market, remains exceptionally uncertain. We believe, however, that there are reasons to be more positive regarding the quarters ahead. The massive stimulus, low mortgage rates, a modest thawing in the credit markets and low valuations form the basis for this view. Because we believe that the worst may have passed, we have begun the process of positioning the Portfolio for a recovery. This has entailed reductions in our late-cycle industrials holdings, the beginnings of a shift from a defensive consumer posture to an offensive one and an increase in financials. We are doing this gradually, since the timing of the market’s agreement with this strategy is highly uncertain. Some of our shifts have already worked well while others have proven premature. We look forward to better returns in 2009 and believe that we are well-positioned to outperform in the year ahead.

Portfolio Facts

As of December 31, 2008

Net Assets	$3,200,720
NAV	$6.48
NAV - High†	6/5/2008 - $10.36
NAV - Low†	11/20/2008 - $5.54
Number of Holdings: 48

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(34.98%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500®” is a trademark of The McGraw-Hill Companies , Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not speonseored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Growth Portfolio

Subadvised by Calamos Advisors LLC

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8-month period ended December 31, 2008?

Thrivent Partner All Cap Growth Portfolio earned a return of -46.57% from its inception date of April 30, 2008, through December 31, 2008. The Portfolio’s market benchmark, the Russell 3000® Growth Index, earned a return of -31.30%.

What factors affected the Portfolio’s performance?

Strong relative security selection within financials added the most value during the quarter. Selection within the capital markets industry was positive. The entire sector struggled amid the overwhelming financial crisis, yet we found select opportunities within the asset management industry, as well as diversified insurance firms. An underweighted position to materials added to performance, as this was one of the worst-performing sectors within the benchmark. An overweighted position to industrials was additive. We focused on companies within industrials that are positioned to benefit from the global infrastructure build-out.

Security selection within the energy sector was the most significant detractor during the quarter. Specifically, holdings within the energy equipment and services industry performed poorly. The sector suffered large losses due to a quick and severe drop in oil and natural gas prices. Energy was the worst performing sector within the Index. An underweighted position to consumer staples detracted from relative returns. Many investors gravitated toward the perceived safety of this defensive sector during the period, as it was one of the top performers. Stock selection and an overweight position to information technology hurt performance. IT suffered throughout 2008, as some of the more notable and liquid names sold-off as a result of hedge fund redemptions and panic selling. However, fundamentals still appear solid and we continue to believe this sector will provide attractive long-term growth opportunities. We continue to favor the more traditional growth sectors that we believe are poised to take advantage of increased consumer confidence during normal and stable conditions.

What is your outlook?

We have emphasized companies with strong balance sheets that do not need to access the capital markets to grow or sustain their stock price—characteristics that became even more important as credit markets froze.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Gilead Sciences, Inc.	4.4%
NIKE, Inc.	4.2%
Google, Inc.	4.0%
Apple, Inc.	3.8%
Amazon.com, Inc.	2.4%
United Technologies Corporation	2.2%
Coach, Inc.	1.9%
Jacobs Engineering Group, Inc.	1.9%
T. Rowe Price Group, Inc.	1.9%
W.W. Grainger, Inc.	1.7%

These securities represent 28.4% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We are also investing in leading global business with competitive products/services, which we believe are well positioned to benefit from the expansion of free markets and emerging market growth. These include Apple, Google, Nike and Gilead Sciences, to name a few. We believe these companies should weather an economic storm very well, thanks to their high return on capital businesses, strong balance sheets and strong market positions.

Portfolio Facts

As of December 31, 2008

Net Assets	$2,409,777
NAV	$5.34
NAV - High†	5/16/2008 - $10.45
NAV - Low†	11/20/2008 - $4.38
Number of Holdings: 85

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(46.57%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell 3000® Growth Index is an index that measures the performance of the broad growth segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Value Portfolio

Subadvised by OppenheimerFunds, Inc.

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8 -month period ended December 31, 2008?

Thrivent Partner All Cap Value Portfolio earned a return of -44.21% since its inception on April 30, 2008, through December 31, 2008. Over the same period, the Portfolio’s market benchmark, the Russell 3000® Value Index, earned a return of -30.29%.

What factors affected the Portfolio’s performance?

Widespread uncertainty created an environment in which investors became increasingly risk-averse, and selling pressure mounted on stocks and most sectors of the bond market. As the value of those assets declined, highly leveraged institutional investors, such as hedge funds, were faced with redemption requests and demands for additional collateral for their margin loans. To raise cash for these needs, institutional investors were forced to sell their more liquid and creditworthy investments, and most financial assets suffered steep declines. U.S. government securities, which benefited from the flight to quality, were a notable exception.

The United States and other governments responded aggressively to the crisis. The Federal Reserve Board and other central banks implemented an unprecedented, coordinated reduction of short-term interest rates. The U.S. Treasury created the Temporary Guarantee Program for Money Market Funds, which will purchase financial instruments from eligible money market funds should the need arise. In December, in an attempt to stimulate economic growth, the Fed reduced its target for U.S. short-term interest rates to between 0% and 0.25%, the lowest level in history. Although these measures restored a degree of confidence to the financial system and markets began to operate more freely by year-end, the financial crisis had a chilling effect on the U.S. and global economies.

Many of the Portfolio’s poorer performing holdings were in the financials sector, leading us to reduce our allocation to financial stocks by period end. Energy stocks also tumbled during the reporting period as oil prices plummeted. In particular, Portfolio performance was hurt by positions in Exxon Mobil Corp. and Hess Corp., both of which we exited.

In terms of individual stock contributors, within the materials sector, the Portfolio gained performance by exiting its position and taking profits in FMC Corp. before the stock price declined significantly later in the reporting period. During the reporting period, we built up a position in another materials stock, Mosaic Co., whose stock weathered the credit market storm and economic downturn relatively well.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Chevron Corporation	4.5%
Lubrizol Corporation	4.5%
Everest Re Group, Ltd.	4.4%
Devon Energy Corporation	4.2%
PG&E Corporation	3.4%
Julius Baer Holding AG	3.4%
Wyeth	3.0%
QUALCOMM, Inc.	2.9%
Kroger Company	2.9%
AT&T, Inc.	2.9%

These securities represent 36.1% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Regardless of the broader market environment, we follow a consistent investment strategy. We are long-term investors and do not in general rebalance due to current market conditions. We focus on companies that exhibit leadership within their market sector. Specifically, by employing a disciplined, research-driven stock selection process, we seek to find value in companies with a competitive edge within their marketplace.

Portfolio Facts

As of December 31, 2008

Net Assets	$2,461,308
NAV	$5.47
NAV - High†	5/16/2008 - $10.25
NAV - Low†	11/20/2008 - $4.44
Number of Holdings: 46

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(44.21%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell 3000® Value Index is an index that measures the performance of the broad value segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments, Inc.

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Partner All Cap Portfolio earned a return of -42.91%, as compared to the median return for its peer group, the Lipper Multi-Cap Core Category, of -38.54%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of -37.31%.

What factors affected the Portfolio’s performance?

We generally do not alter sector exposures when compared to the benchmark indexes, preferring to use security and industry selection as the primary source of return variation versus the benchmark. For the latest fiscal year, results from security selection and industry allocations detracted from Portfolio results versus the benchmark Index. Specifically, holdings in the energy, industrials and consumer staples sectors did not keep pace with their respective sectors and—in the cases of industrials and energy, stocks in the Portfolio also underperformed the broader Index. In the industrial group, machinery stocks like Bucyrus International, Deere and Co., Joy Global Inc. and Navistar International all corrected sharply, particularly in the second half, as energy and commodity prices fell with the accelerating slowdown of global demand. Industrial conglomerates General Electric and Textron also fell sharply, as both have exposure not only to weakening industrial demand but also have significant financial subsidiaries with exposure to the challenges in the capital and credit markets. Holdings in railroad companies Norfolk and Southern and Union Pacific mitigated some of these declines as both stocks advanced over the period. Energy shares also fell sharply in the second half of the year. Demand for energy, particularly oil, was declining in both the United States and Europe and slowing dramatically in the emerging economies. Prices fell from levels that were unrealistically extended on the upside in the first half of the year.

Weakness was evident across most Portfolio holdings in both the equipment and production industries. In the consumer staples group, our position in Great Atlantic and Pacific Tea Co., a food retailer, proved particularly disappointing, falling significantly over the year. In the food products industry, Bunge Ltd. also declined sharply with the fall-off in commodity prices in the second half. A modest cash position provided some level of protection in the decline, but cash holdings in the portfolio were generally quite low for the year.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Exxon Mobil Corporation	7.7%
Nuance Communications, Inc.	3.3%
QUALCOMM, Inc.	2.9%
Wal-Mart Stores, Inc.	2.9%
Philip Morris International, Inc.	2.6%
Apple, Inc.	2.4%
3M Company	2.3%
Coca-Cola Company	2.0%
Chevron Corporation	1.9%
Bristol-Myers Squibb Company	1.7%

These securities represent 29.7% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The macro environment has deteriorated and corporate earnings growth remains at risk. This has led us to be more pessimistic about a near-term recovery, especially in consumer-related industries. Generally, we have moved the Portfolio to a more defensive posture by increasing our diversification while still maintaining a similar level of active management. Within financials, we have slowly begun to cover our underweighted stance in banks. We have added incremental exposure to both the larger commercial banks, as well as selected strong regional players, especially those with strong core deposits and capital positions. Additionally we continue to maintain some exposure to agribusiness, as we believe there are positive long-term secular trends in the demand for grain and other agricultural products.

Portfolio Facts

As of December 31, 2008

Net Assets	$56,153,236
NAV	$6.10
NAV - High†	1/3/2008 - $12.85
NAV - Low†	11/20/2008 - $5.04
Number of Holdings: 118

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 11/30/2001
(42.91%)	1.31%	(2.46%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Growth Portfolio II

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Large Cap Growth Portfolio II earned a return of -41.92%, as compared to the median return of its peer group, the Lipper Large Cap Growth category, of -41.52%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of -38.44%.

What factors affected the Portfolio’s performance?

An unprecedented financial market collapse, coupled with the onset of negative GDP growth, drove stock prices to one of their worst performances on record. While we had been cautious entering the year with regard to the housing market, the fallout from its decline had a far greater impact than we anticipated. Our performance suffered in comparison to both our benchmark and peer group, largely due to poor asset allocation on a sector basis, primarily in the more cyclical segments of the economy.

Looking at sector-based analysis, the health care sector was both a positive contributor on a stock selection and allocation basis. As it is less susceptible to fluctuations in economic growth, this sector did not experience as extreme a decline in equity values. Strong performance in overweighted positions Gilead Sciences, Inc. and Baxter International, Inc. added to the positive stock selection contribution for the year.

An overweighted posture in some of the more economically sensitive sectors, such as materials, energy and financials, was a driving factor in our negative returns, while stock selection detracted in the technology, telecommunication services and industrials sectors. Stocks that detracted the most from performance included Transocean, Freeport-McMoran Copper, Bank of America and U.S. Steel.

What is your outlook?

We believe the stock market is appropriately factoring a deep recession that will continue through most of 2009. Our posture has been trending towards the more aggressive, as we believe a difficult environment is more than priced in the value of the stocks, specifically in the more economically sensitive sectors. However, in order for the market to begin a sustainable rebound, the confidence of our financial markets must be restored,

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Gilead Sciences, Inc.	6.4%
McDonald’s Corporation	4.4%
Microsoft Corporation	3.5%
Google, Inc.	3.3%
J.P. Morgan Chase & Company	3.0%
Baxter International, Inc.	3.0%
Apple, Inc.	2.9%
Monsanto Company	2.6%
QUALCOMM, Inc.	2.6%
Abbott Laboratories	2.4%

These securities represent 34.1% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. The Portfolio Composition chart excludes collateral held for securities loaned.

something that is still lacking. We have increased our exposure to those sectors that are beginning to react to the changing supply and demand environment and therefore have more exposure to consumer discretionary, technology and materials sectors. Our ownership in health care has declined as relative valuation coupled with some impact from the economic headwinds makes this sector less appealing to us.

Portfolio Facts

As of December 31, 2008

Net Assets	$308,985,225
NAV	$5.85
NAV - High†	1/3/2008 - $11.87
NAV - Low†	11/20/2008 - $4.86
Number of Holdings: 70

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 11/30/2001
(41.92%)	(3.61%)	(3.85%)

Value of a $10,000 Investment

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Growth Portfolio

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation. Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Large Cap Growth Portfolio earned a return of -42.00%, as compared to the median return of its peer group, the Lipper Large Cap Growth category, of -40.18%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of -38.44%.

What factors affected the Portfolio’s performance?

An unprecedented financial market collapse, coupled with the onset of negative GDP growth, drove stock prices to one of their worst performances on record. While we had been cautious entering the year with regard to the housing market, the fallout from its decline had a far greater impact than we anticipated. Our performance suffered in comparison to both our benchmark and peer group, largely due to poor asset allocation on a sector basis, primarily in the more cyclical segments of the economy.

Looking at sector-based analysis, an overweighted posture in some of the more economically sensitive sectors, such as materials, energy and financials, was a driving factor in our negative returns, while stock selection detracted in the technology, telecommunication services and industrials sectors. Stocks that detracted the most from performance included Transocean, Freeport-McMoran Copper, Bank of America and U.S. Steel.

The health care sector was both a positive contributor on a stock selection and allocation basis. As it is less susceptible to fluctuations in economic growth, this sector did not experience as extreme a decline in equity values. Strong performance in overweighted positions in Gilead Sciences and Baxter International added to the positive stock selection contribution for the year.

What is your outlook?

We believe the stock market is appropriately factoring a deep recession that will continue through most of 2009. Our posture has been trending towards the more aggressive, as we believe a difficult environment is more than priced into the value of stocks, specifically in the more economically sensitive sectors. However, in order for the market to begin a sustainable rebound, the confidence of our financial markets must be restored,

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Gilead Sciences, Inc.	4.0%
Google, Inc.	3.0%
Microsoft Corporation	2.8%
McDonald’s Corporation	2.7%
Apple, Inc.	2.4%
Monsanto Company	2.2%
Wal-Mart Stores, Inc.	2.1%
QUALCOMM, Inc.	2.1%
Baxter International, Inc.	2.0%
Cisco Systems, Inc.	2.0%

These securities represent 25.3% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

something that is still lacking. We have increased our exposure to those sectors that are beginning to react to the changing supply and demand environment and therefore have more exposure to consumer discretionary, technology and materials sectors. Our ownership in health care has declined as relative valuation coupled with some impact from the economic headwinds makes this sector less appealing to us.

Portfolio Facts

As of December 31, 2008

Net Assets	$844,538,875
NAV	$10.96
NAV - High†	1/3/2008 - $19.07
NAV - Low†	11/20/2008 - $9.21
Number of Holdings: 124

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(42.00%)	(3.59%)	(1.73%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and secondarily, to increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Partner Growth Stock Portfolio earned a return of -42.13%, as compared to the median return for its peer group, the Lipper Large Cap Growth category, of -41.52%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned -35.08%.

What factors affected the Portfolio’s performance?

Stock selection across a number of sectors was the primary cause of the underperformance versus the benchmark Index. Holdings in the energy sector had the most significant impact in terms of limiting results. Energy shares advanced strongly in the first half but fell even more sharply in the latter part of the year, as the combination of cumulative demand reduction in major economies and an acceleration in global demand slowdown from emerging markets, combined with the financial crisis, seriously undermined what had become a very unusual surge in energy and commodity prices. Exposure to Petrobras, Total S.A. and Suncor Energy, each of which performed poorly versus the group and the Index, was a major factor. In addition, an underexposure to the better-performing global majors Exxon Mobil and Chevron limited results. In health care, holdings in the pharmaceutical industry generally did not keep pace with the group. A holding in the better- performing Wyeth offset some of the impact of the other holdings. Health care services companies Aetna, Cigna and WellPoint performed poorly, reflecting some concern about the outlook for their respective businesses in the face of new policies likely to emerge in the health care sector.

Mitigating some of the weakness in these health care holdings were good results to the Portfolio’s positions in biotechnology shares, which were overweighted. In consumer discretionary, our holdings in the travel and leisure group showed disappointing results as the weakness in consumer spending accelerated in the second half. Holdings in internet retail companies, an area that generally has performed better in times of slowdowns, succumbed to the pervasive weakness. An overweighted stance in Amazon Inc. and Expedia Inc. both limited Portfolio results. An underweighted position in the better-performing stocks in the consumer staples area also negatively impacted results. A modest cash position versus the benchmark was a moderating factor for results.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Apple, Inc.	3.6%
Danaher Corporation	3.5%
Gilead Sciences, Inc.	3.5%
Amazon.com, Inc.	3.4%
Google, Inc.	3.0%
Medco Health Solutions, Inc.	2.8%
Microsoft Corporation	2.6%
Genentech, Inc.	2.2%
Exxon Mobil Corporation	2.2%
QUALCOMM, Inc.	2.1%

These securities represent 28.9% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The worsening credit crisis and declining commodity prices led to another quarter of negative performance in the S&P 500 Index. All sectors produced negative returns. The financials and materials sectors were the worst performers. Traditionally defensive sectors such as utilities, health care, and consumer staples continued to perform relatively well. Telecommunication services was by far the best performing sector, barely dipping into negative territory. We believe that market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from fundamentals, presenting significant buying opportunities.

Portfolio Facts

As of December 31, 2008

Net Assets	$52,093,962
NAV	$6.96
NAV - High†	1/3/2008 - $13.40
NAV - Low†	11/20/2008 - $5.81
Number of Holdings: 98

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 11/30/2001
(42.13%)	(3.50%)	(2.17%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Large Cap Value Portfolio earned a return of -34.33%, as compared to the median return of its peer group, the Lipper Large Cap Value category, of -36.64%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of -36.85%.

What factors affected the Portfolio’s performance?

Investors have seen the economy slowing over the last year. By the end of October any optimism that a recession could be avoided had disappeared. Indeed, investors appear to now be anticipating a severe, global recession.

Stock selection accounted for the Portfolio’s relative outperformance. Stock selection was strongest in the financial services, technology and consumer staples sectors. In the financial services sector, the decision to sell AIG benefited the Portfolio significantly relative to the benchmark and peers. Our research suggested that AIG had unquantifiable credit exposure, primarily through its mortgage insurance and credit default swap books of business. If we can’t understand it or value it, we generally avoid it. Minimal exposure to mortgage-related stocks also aided performance. The largest position in the thrift and mortgage industry, a savings and loan called Hudson City Bancorp, appreciated considerably, which significantly helped performance significantly as well.

In the technology sector, positions in Accenture, International Business Machines and Sybase were the primary contributors to strong relative performance. In the consumer staples sector, the significant position in General Mills appreciated strongly during the period.

Areas that hurt performance included the energy and materials sectors. In energy, the bulk of the pain was due to the position in Nabors Industries (drilling rigs). This position has been increased as the worst appears to be reflected in the shares, valuation is attractive and eventually drilling activity should recover. In materials, positions in companies that participate in the chemicals industry hurt performance and have been reduced.

What is your outlook?

Economic forecasting is not an area where we have consistently added value. Therefore our focus is on stock selection. Our stock selection is of course guided by valuation. Currently we are finding the most attractive

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Exxon Mobil Corporation	3.7%
J.P. Morgan Chase & Company	3.3%
AT&T, Inc.	2.8%
International Business Machines Corporation	2.8%
Wal-Mart Stores, Inc.	2.6%
Wells Fargo & Company	2.5%
Chevron Corporation	2.4%
General Electric Company	2.1%
Abbott Laboratories	2.1%
Johnson & Johnson	2.0%

These securities represent 26.3% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

valuations in the banking and consumer cyclical areas of the market, where we have now overweighted the Portfolio. While valuations are attractive, a major risk to these areas of the market is that any recession is long and these companies suffer accordingly. Our approach is to manage this risk with our position sizes and also to purchase the shares when the valuations are exceedingly low compared to how we expect them to perform at the lowest part of the economic cycle. Our emphasis on quality companies that are well positioned to survive and prosper in the ultimate recovery also helps to mitigate the risk of this strategy.

Portfolio Facts

As of December 31, 2008

Net Assets	$664,094,715
NAV	$8.10
NAV - High†	5/19/2008 - $13.31
NAV - Low†	11/20/2008 -$6.88
Number of Holdings: 108

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 11/30/2001
(34.33%)	(0.06%)	(0.12%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Stock Portfolio

Matthew D. Finn, CFA, and Scott A. Vergin, CFA , Portfolio Co-Managers

Thrivent Large Cap Stock Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Large Cap Stock Portfolio earned a return of -37.68%, as compared to the median return for its peer group, the Lipper Large Cap Core category, of -38.27%. The Portfolio’s market benchmark, the S&P 500 Index, earned -36.99%.

What factors affected the Portfolio’s performance?

Stock selection was a modest positive versus the benchmark, while sector and industry allocations detracted from performance. The latter was modestly greater than the former, resulting in net performance that slightly trailed the benchmark Index. That said, returns were extremely disappointing for all but the most conservative investment categories, particularly in the second half of period. Outperformance of the particularly weak financial index sector was the primary contributor to stock selection results. In particular, the Portfolio’s holdings in the insurance, thrifts and capital markets groups generally performed better than their Index counterparts. A modest cash position also helped support returns versus negative stock returns. In the information technology sector, IT services companies Accenture Ltd. and Automatic Data Processing Inc. fared better than the group and the Index.

The materials sector provided disappointing results versus both the Index and the group within the Index. Commodities and the shares of commodity based companies sold off sharply in the second half, as demand weakened in the face of prices that advanced too strongly in the first half and the severe and unexpected slowdown in the economy. In the energy sector, exposure to both equipment and production companies that were more moderately geared to the fluctuations in energy prices than the major global diversified and integrated oil companies was a factor in our performance versus the benchmarks. The Portfolio’s holding in the retail sector performed poorly. Holdings in the hotels, restaurant and leisure category performed better and offset the weakness in the retail category.

What is your outlook?

We expect the extraordinary weakness in the capital markets is behind us for this cycle. It is expected that the recovery from the events of the last eighteen months will

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Exxon Mobil Corporation	4.4%
International Business Machines Corporation	2.9%
J.P. Morgan Chase & Company	2.8%
Abbott Laboratories	2.7%
Johnson & Johnson	2.5%
Gilead Sciences, Inc.	2.5%
Wal-Mart Stores, Inc.	2.4%
McDonald’s Corporation	2.4%
Wells Fargo & Company	2.2%
Southern Company	2.0%

These securities represent 26.8% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

be volatile and laborious but the seeds of recovery appear to have taken root. That said, some markets still remain open largely as a result of government intervention. Capital markets, particularly fixed income, must show they will function without government involvement before equity markets will be able to advance on a sustained basis. We believe that is the most likely outcome but risks remain. Equities have staged a meaningful rally off the November lows but at the end of 2008 are only back to the area in which they settled following the October collapse. We think a reasonable objective for the remainder of 2009 is movement towards the levels of last summer, which provides an attractive rate of return for the next fiscal year.

Portfolio Facts

As of December 31, 2008

Net Assets	$497,399,691
NAV	$6.11
NAV - High†	1/3/2008 - $10.92
NAV - Low†	11/20/2008 - $5.18
Number of Holdings: 160

†	For the year ended December 31, 2008

Average Annual Total Returns1

As December 31, 2008

1-Year	5-Year	From Inception 3/1/2001
(37.68%)	(3.03%)	(3.70%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s Prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Large Cap Index Portfolio earned a total return of -37.12%, as compared to the median return of its peer group, the Lipper S&P 500 Index Objective category, of -37.21%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of -36.99%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark Index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

All benchmark Index sectors posted negative returns for the year. Consumer staples and health care were the best relative performing groups over the past 12 months, posting the least negative returns. These sectors are the most defensive and held up the best in an extremely challenging environment. Financials and materials delivered the most negative returns for the 12-month period. Financial stocks were negatively impacted early in the period by continued deterioration in credit quality and ongoing write-downs of securities that became difficult to value, given the environment of heightened risk aversion and poor liquidity and price discovery mechanisms. Materials came under selling pressure in 2008 as consumers and corporations re-evaluated the chances for economic growth in the global economic system.

What is your outlook?

Large-cap stocks underperformed both mid- and small-cap stocks, reversing last year’s trend. This is not typically the case in a severe market downturn. However, all stock segments (large, mid and small) posted negative returns. There are signs that a rotation in market

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Exxon Mobil Corporation	5.1%
Procter & Gamble Company	2.3%
General Electric Company	2.1%
AT&T, Inc.	2.1%
Johnson & Johnson	2.1%
Chevron Corporation	1.9%
Microsoft Corporation	1.9%
Wal-Mart Stores, Inc.	1.6%
Pfizer, Inc.	1.5%
J.P. Morgan Chase & Company	1.5%

These securities represent 22.1% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

leadership could be underway. As a generalization, this type of environment tends to favor mid- and small-cap companies. We believe that the dollar is as low as it should get and that risk levels are coming down. Our view is that as we enter a new cycle, mid- and small-cap companies should outperform their large-cap counterparts.

Policy actions have been undertaken to forestall any lasting impact from the ongoing unwinding of the excesses in housing that occurred last cycle. Additionally, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and that led to the severe credit contraction.

Portfolio Facts

As of December 31, 2008

Net Assets	$319,711,313
NAV	$13.72
NAV - High†	1/2/2008 - $24.82
NAV - Low†	11/20/2008 - $11.41
Number of Holdings: 506

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(37.12%)	(2.45%)	(1.64%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA, and Kevin R. Brimmer, FSA, Portfolio Co-Managers

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Portfolio may also sell covered options on any securities in which the Portfolio invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8-month period ending December 31, 2008?

Thrivent Equity Income Plus Portfolio earned a return of -29.58% during the period from its inception on April 30, 2008, through December 31, 2008. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of -30.72% for the same period.

What factors affected the Portfolio’s Performance?

2008 marked one of the most volatile and difficult markets in history, with the S&P 500 Index exhibiting its worst annual loss in more than 70 years. Within the broader market, dividend-paying stocks outperformed non-payers. For the year, the Portfolio performed well relative to the broader market and to its peer group.

Contributing to the Portfolio’s performance was an overall positioning on high-quality firms exhibiting strong operating performance and an ability to pay and grow dividends. At the sector and security level, security selection was the major contributor to outperformance, with a small underperformance due to sector allocations.

Stock selection was strong in health care, with financials and materials contributing a majority of the relative outperformance.

The Portfolio’s “buy-write” options strategy added value by generating premiums and moderating volatility. However, the Portfolio’s exposure to real estate investment trusts (REITs) and preferred equity detracted from performance, as both asset classes underperformed the overall market for the period. REITs underperformed due to historic tightening of credit and recognition of the domestic and international economic downturn. The preferred market was hurt by its heavy reliance on financials, which were the period’s worst-performing sector.

What is your outlook?

With the market down nearly 23% in the fourth quarter alone, history suggests that there are now pockets of opportunity in U.S. equities. We approach 2009 with caution and a continuation of a more conservative approach to Portfolio positioning, which emphasizes dividend coverage, improving operating performance,

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Exxon Mobil Corporation	2.2%
Chevron Corporation	2.0%
AT&T, Inc.	2.0%
J.P. Morgan Chase & Company	1.4%
Pfizer, Inc.	1.4%
ConocoPhillips	1.3%
Wells Fargo & Company	1.2%
General Electric Company	1.2%
Johnson & Johnson	1.2%
Abbott Laboratories	1.2%

These securities represent 15.1% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

and quality balance sheets, in addition to attractive valuations. At the sector level, we continue to overweight consumer staples, health care and telecom services. However, as markets bottom and begin to anticipate an economic turnaround, early cyclical sectors can perform well on a relative basis, and at that time the Portfolio will most likely position with emphasis on the financials, consumer discretionary and technology sectors.

Portfolio Facts

As of December 31, 2008

Net Assets	$41,351,464
NAV	$6.89
NAV - High†	5/19/2008 - $10.23
NAV - Low†	11/20/2008 - $5.96
Number of Holdings: 205

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception 4/30/2008
(29.58%)

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Balanced Portfolio

Kevin R. Brimmer, FSA,nd Michael G. Landreville, CFA, Portfolio Co-Managers

Thrivent Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Balanced Portfolio earned a total return of -26.06%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, returned -36.99% and 5.24%, respectively.

What factors affected the Portfolio’s performance?

We maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed-income securities during the period.

The equity component return was closely aligned with its benchmark, the S&P 500 Index. Within the Portfolio, consumer staples and health care were the best performing industry sectors. The financial sector—with many banks, insurance companies and investment firms still writing off troubled mortgage securities—did worst, followed by materials and information technology.

The fixed-income component of the Portfolio underperformed the Barclays Capital Aggregate Bond Index mainly due to the floating-rate debt that backs our mortgage securities. We used this debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated. While this typically low-risk practice generated additional yield for the Portfolio for many years, the floating-rate securities were affected by continued credit market troubles and they lost value.

What is your outlook?

We expect the recession to continue at least through mid-2009. However, the unprecedented amount of government stimulus in the system, along with large stimulus programs planned for early 2009, could begin to spur growth as early as the second half.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	6.2%
Exxon Mobil Corporation	3.1%
Federal Home Loan Mortgage Corporation	1.6%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.5%
Procter & Gamble Company	1.4%
U.S. Treasury Notes	1.4%
AT&T, Inc.	1.3%
General Electric Company	1.3%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.3%
Johnson & Johnson	1.3%

These securities represent 20.4% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We don’t expect a meaningful turnaround in the stock market until the credit crisis eases and economic growth resumes. The yield curve will likely remain steep and credit spreads will likely remain wide in the near future, but spreads should tighten later in the year as the securities markets begin to discount the recovery. We also believe that our affected floating-rate securities are fundamentally solid investments and that their value should rebound once the market calms down.

As always, we intend to maintain a well-diversified mix of securities in our efforts to track the performance of the benchmark Indexes.

Portfolio Facts

As of December 31, 2008

Net Assets	$280,020,870
NAV	$11.75
NAV - High†	1/2/2008 - $17.04
NAV - Low†	11/20/2008 - $10.30
Number of Holdings: 799

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(26.06%)	(0.49%)	1.00%

Value of a $10,000 Investment1

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent High Yield Portfolio
Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks a higher level of income through investment in a diversified portfolio of high-yield, high-risk securities commonly referred to as “junk bonds”, which involve greater risks than higher quality investments. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high yield bonds. Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent High Yield Portfolio earned a total return of -21.19%, as compared to the median return of its peer group, the Lipper U.S. High Current Yield Portfolios category, of -24.98%. The Portfolio’s market benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield Bond Index, earned a return of -26.16%.

What factors affected the Portfolio’s performance?

The high-yield bond market sold off sharply through the year as investors worried about growing troubles in the credit markets and a massive de-leveraging of the U.S. financial system. The sector’s only relief came during the last month of December, with the government bailout of the U.S. auto makers and GMAC, which compose nearly 6% of the high-yield market.

The yield premium or “spread” high-yield bonds offered over that of Treasury securities started the year at 5.70%, peaked at 19.71% in mid-December, then ended the 12-month period at 16.69%. This was the most significant spread widening the high-yield market has ever witnessed, and as yields on securities increased, their prices declined. Spreads became much wider during 2008 than those seen in either of the last two recessions of 1990-1991 and 2000-2001.

The Portfolio outperformed its peer group during this challenging period mainly due to our emphasis on higher-quality bonds. Other factors that enhanced our performance relative to our peer group included our overweighted positions in recession-resistant industries such as health care and wireless, and our underweighted positions in recession-prone industries such as autos (-32.33%), retail (-29.33%), building materials (-39.43%) and banking (-67.65%).

Detracting from the Portfolio’s performance was our overweighted position in the gaming sector (-42% during the period), though the Portfolio’s gaming sector holdings were down less than the sector overall during the period.

What is your outlook?

We expect the current recession to continue at least through mid-2009. However, the unprecedented amount of government stimulus in the system, along with large stimulus programs planned for early 2009, could begin to spur growth as early as the second half.

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

Intelsat Subsidiary Holding Company, Ltd.	1.2%
Centennial Communications Corporation	1.1%
Omnicare, Inc.	1.0%
Texas Competitive Electric Holdings Company, LLC	1.0%
MGM MIRAGE	1.0%
HCA, Inc., Term Loan	1.0%
Biomet, Inc.	0.9%
DIRECTV Holdings, LLC	0.9%
TransDigm, Inc.	0.9%
General Motors Acceptance Corporation, LLC	0.9%

These securities represent 9.9% of the total net assets of the portfolio.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Moody’s Bond Quality Ratings Distributions exclude collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We remain concerned about the threats to growth posed by continued problems in the housing and credit markets, softening consumer demand and rising unemployment. In a recession, high-yield bonds typically perform poorly. With slow or no economic growth, we expect default rates in high-yield bonds to increase significantly over the next year or two. For these reasons, we will keep a defensive stance.

With high-yield bond yield spreads so wide, however, the market appears to have priced in the expected increase in defaults—and, we think, may be overcompensating investors at current yields. For suitable investors, we believe that now is a good time to add some exposure to high-yield bonds.

Portfolio Facts

As of December 31, 2008

Net Assets	$597,219,792
NAV	$3.48
NAV - High†	1/2/2008 - $4.83
NAV - Low†	12/16/2008 - $3.23
Number of Holdings: 233

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(21.19%)	0.46%	0.12%

Value of a $10,000 Investment1

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Diversified Income Plus Portfolio
Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

The Portfolio may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securites include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Portfolio’s Prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Diversified Income Plus Portfolio returned -23.30%. This compares with the Portfolio’s primary benchmarks, including the S&P 500 Dividend Aristocrats Index, which registered a -21.55% total return, and the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, which returned 5.24%.

What factors affected the Portfolio’s performance?

In the Portfolio’s equity portion, our investments in real estate investment trusts (REITs) detracted from our overall performance. REIT share prices fell sharply, as the FTSE NAREIT Equity REIT Index posted a -37.73% return for the 12-month period. During the period, however, we reduced our position in REITs from 7% of the Portfolio’s value (already reduced previously from the Portfolio’s long-term strategic 11% allocation) to 3% of assets.

On the Portfolio’s fixed-income side, our holdings of mortgage-backed, corporate and high-yield bonds all experienced price declines as investors continued to seek out the safety of Treasury securities. Our high-yield bonds performed substantially better than the Barclays Capital (formerly Lehman Brothers) High Yield Index, which posted a -26.16% return for the 12-month period, due to our focus on higher-quality securities within this segment. Still, any exposure to these securities was problematic.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Wachovia Bank Commercial Mortgage Trust	1.7%
Commercial Mortgage Pass- Through Certificates	1.6%
Bear Stearns Adjustable Rate Mortgage Trust	1.5%
Americredit Automobile Receivables Trust	1.3%
J.P. Morgan Chase Commercial Mortgage Securities Corporation	1.2%
MASTR Alternative Loans Trust	1.2%
Washington Mutual Mortgage Pass-Through Certificates	1.1%
Deutsche Alt-A Securities, Inc.	1.0%
Residential Asset Mortgage Products, Inc.	1.0%
Citimortgage Alternative Loan Trust	0.9%

These securities represent 12.5% of the total net assets of the portfolio.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We expect the current recession to continue at least through mid-2009. However, the unprecedented amount of government stimulus in the system, along with large stimulus programs planned for early 2009, could begin to spur growth as soon as the second half. With all of our investment sectors beaten down over the last year, we are seeing significant opportunities in most of these areas going forward. For example, returns for select high-yield, mortgage-backed and bank loan securities, along with preferred and convertible stocks, could rival that of equities for some time. We will remain cautious on REITs, and stay at the low end of our overall allocation to equities.

Also, we intend to hold our securities affected by the credit crunch and not sell at discount levels. As always we will continue to monitor the economy and markets carefully, adding value to the Portfolio whenever possible.

Portfolio Facts

As of December 31, 2008

Net Assets	$75,005,121
NAV	$5.01
NAV - High†	5/19/2008 - $7.08
NAV - Low†	11/20/2008 - $4.62
Number of Holdings: 471

†	For the year ended December 31, 2008

Average Annual Total Returns1,2

As of December 31, 2008

1-Year	5-Year	10-Year
(23.30%)	(0.60%)	1.55%

Value of a $10,000 Investment1

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

[2]	Prior to July 3, 2006, the Portfolio invested primarily in “junk bonds”.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Socially Responsible Bond Portfolio
Subadvised by Calvert Asset Management Company, Inc.

Thrivent Partner Socially Responsible Bond Portfolio seeks to maximize income.

The Portfolio may invest a portion of its portfolio in high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 8-month period ended December 31, 2008?

Thrivent Partner Socially Responsible Bond Portfolio earned a total return of 2.68% period from its inception on April 30, 2008, until December 31, 2008. The Portfolio’s market benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Credit Index, earned a return of -3.49%.

What factors affected the Portfolio’s performance?

The primary drivers of strong relative outperformance were the Portfolio’s high allocation to AAA-rated securities in a period when lower quality credits significantly underperformed high-quality issues. An underweighted stance in credit (41% for the Portfolio/82% for the Index at year-end) and overweighted stance to agency debt (27% Portfolio/18% Index at year-end) also benefited returns.

The Portfolio’s short relative duration somewhat offset these positives. Our strategy has been to reduce duration as Treasury yields rally and to increase duration as yields rise. Following a drop in yields to near historic lows, we believed that the risk was higher for a sharp sell-off in Treasuries than for a continued rally. Accordingly, our duration hedging strategies shortened the Portfolio duration from 3.5 on September 30, 2008, to near 1 toward year-end. This clearly was premature, as Treasuries rallied strongly on the Federal Reserve’s cut in the target rate to a range of zero to 0.25% and its announcement that it may consider buying Treasury securities in addition to agency mortgage-back securities in order to bring mortgage rates down.

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

U.S. Department of Housing & Urban Development	15.4%
Federal Home Loan Mortgage Corporation	11.5%
Giants Stadium, LLC	6.6%
Giants Stadium, LLC	4.4%
Toll Road Investors Partnership II, LP	1.9%
Georgetown University	1.5%
Australia & New Zealand Banking Group, Ltd.	1.4%
Household Automotive Trust	1.4%
Wachovia Capital Trust III	1.3%
Capital Auto Receivables Asset Trust	1.1%

These securities represent 46.5% of the total net assets of the portfolio.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Moody’s Bond Quality Ratings Distributions exclude collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

We continue to maintain the short relative duration in anticipation of higher rates resulting from record new Treasury issuance in 2009. Credit prices should begin to improve as several broad programs initiated by the Fed and Treasury continue to unfreeze markets.

Portfolio Facts

As of December 31, 2008

Net Assets	$6,816,331
NAV	$10.02
NAV - High†	9/9/2008 - $10.13
NAV - Low†	10/17/2008 - $9.64
Number of Holdings: 65

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

From Inception
4/30/2008
2.68%

Value of a $10,000 Investment1

*	The Barclays Capital U.S. Credit Index is an index comprised of both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Income Portfolio earned a total return of -10.85%, as compared to the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated Funds category, of -7.87%. The Portfolio’s market benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, earned a return of 5.24%.

What factors affected the Portfolio’s performance?

The Portfolio has continued to be negatively impacted by very illiquid floating-rate securities that were used to support the forward purchase of mortgage securities. These securities have been the single largest source of negative return contribution over the past year as the traditional demand for these securities has all but evaporated. The Portfolio was also negatively impacted by both an overweighted position and security selection in the commercial mortgage-backed securities sector. Finally, an underweighted position in U.S. Treasury securities had a negative impact.

Most of the positive return attribution for the Portfolio was generated from our high-yield and investment-grade corporate bond holdings and our convertible bond holdings. This was attributable primarily to the defensive, up-in-quality bias of the Portfolio’s holdings in these sectors. Being underweighted in a number of the large financial failures such as Fannie Mae, AIG, and Washington Mutual also helped performance relative to our peer group.

What is your outlook?

We continue to expect a prolonged period of significant economic weakness as the world’s economies struggle through one of the first synchronized global recessions in decades. Rising unemployment, very weak consumer spending, and business spending cutbacks are now the primary risks to the economy. The support from exports that U.S. corporations have enjoyed is also now in jeopardy as global growth slows. Helping to offset these risks somewhat, the U.S. government and governments around the world have initiated financial-system rescue plans and aggressive fiscal and monetary stimulus measures that may begin to show signs of stabilizing the economy and returning some liquidity to the credit markets.

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	6.2%
Federal National Mortgage Association	1.2%
Federal Home Loan Mortgage Corporation	1.2%
Merna Re, Ltd.	1.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
U.S. Treasury Notes	0.9%
Wachovia Bank Commercial Mortgage Trust	1.0%
Discover Card Master Trust	0.8%
Morgan Stanley	0.8%

These securities represent 14.9% of the total net assets of the portfolio.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Moody’s Bond Quality Ratings Distributions exclude collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We are much less concerned about inflation at this point in the economic cycle, but need to stay vigilant due to the very large amount of stimulus mentioned above that is in the pipeline. Given this outlook, with downside risks to growth and minimal inflation concerns, we continue to maintain a neutral to slightly long bias to duration and the Treasury curve.

The overall Portfolio continues to have a defensive posture at the moment, but with investment-grade credit spreads at historical wide levels and valuations in the high-yield market looking attractive, we have begun to carefully add to our exposure to both these assets.

Portfolio Facts

As of December 31, 2008

Net Assets	$1,097,103,028
NAV	$8.20
NAV - High†	1/23/2008 - $9.88
NAV - Low†	11/24/2008 - $7.73
Number of Holdings: 327

†	For the year ended December 31, 2008

Average Annual Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(10.85%)	0.89%	3.36%

Value of a $10,000 Investment1

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA, Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays Capital Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position, and prepayment and extension risk, which may result in overall price fluctuations over short or even extended time periods. While the Portfolio attempts to closely track the Barclays Capital Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Bond Index Portfolio posted a total return of -0.82%, compared to a 5.24% total return for the Portfolio’s benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index.

What factors affected the Portfolio’s performance?

The main reason the Portfolio underperformed the benchmark Index was due to the floating-rate debt that backs our mortgage securities. We used this debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated. While this practice generated additional yield for the Portfolio for many years, the floating-rate securities were affected by credit market liquidity troubles and they lost value.

Concerns about the housing and credit markets overshadowed the bond market throughout 2008, and the lack of resolution sustained investors’ flight to quality. As investors sought the safety of government-backed U.S. Treasury securities, the yield spread between Treasury issues and other types of bonds—including investment-grade corporate and mortgage-backed bonds—widened dramatically. With their prices falling, securities with a credit orientation or mortgage-backed structure significantly underperformed Treasury securities.

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	17.3%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	6.3%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	4.8%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	4.1%
U.S. Treasury Bonds	3.4%
U.S. Treasury Bonds	3.2%
U.S. Treasury Notes	2.8%
U.S. Treasury Notes	2.1%
Federal Home Loan Mortgage Corporation	2.1%
U.S. Treasury Notes	1.8%

These securities represent 47.9% of the total net assets of the portfolio.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Moody’s Bond Quality Ratings Distributions exclude collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

We expect the current recession to continue at least through mid-2009. However, the unprecedented amount of government stimulus in the system, along with large stimulus programs planned for early 2009, could begin to spur growth as early as the second half. To foster economic activity, the Federal Reserve will likely keep short-term interest rates at current record-low levels at least through the first half. Non-government bonds are compensating investors for a high level of risk, with some investment-grade bonds now offering yields of about 7% or higher.

We believe that our affected floating-rate securities are fundamentally solid investments and that their value should rebound once the market calms down. As always, we intend to maintain a well diversified mix of debt securities in our efforts to track the performance of the benchmark Index.

Portfolio Facts

As of December 31, 2008

Net Assets	$174,649,020
NAV	$9.72
NAV - High†	1/23/2008 - $10.49
NAV - Low†	11/24/2008 - $9.30
Number of Holdings: 296

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
(0.82%)	2.97%	4.60%

Value of a $10,000 Investment1

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Limited Maturity Bond Portfolio earned a total return of -6.46%, as compared to the median return for its peer group, the Lipper Short Investment Grade Debt Portfolios category, of -0.28%. The Portfolio’s market benchmark, the Barclays Capital (formerly Lehman Brothers) Government/Credit 1-3 Year Bond Index, earned a return of 4.97%.

What factors affected the Portfolio’s performance?

Our underweighting of Treasury securities, which outperformed other fixed-income categories as investors rushed to safety throughout the year, is the main reason for our underperformance relative to the peer group and benchmark index. Although we maintained a diversified portfolio of high-quality mortgage-backed, asset-backed agency and corporate bonds, these securities generally experienced a drop in prices and a rise in yields as the credit crisis worsened throughout the year. The benchmark Index, in contrast, is composed of more than 80% Treasury and government agency securities.

Most of the Portfolio’s negative performance occurred during the second half of the year. The failures or forced sale of several large financial institutions—including Fannie Mae, Freddie Mac, Lehman Brothers, Washington Mutual, Wachovia, Merrill Lynch and AIG—escalated investors’ flight to safety.

With the economy in recession and the housing, credit and job markets worsening, the Federal Reserve Open Market Committee cut short-term interest rates repeatedly, with the federal funds target rate dropping from 4.25% at the start of the year to a range of zero to 0.25% on December 16, 2008.

Our relative performance benefited from moves to position the Portfolio for a steeper yield curve and purchase of options on Treasury futures, which enabled us to extend the Portfolio’s duration when interest rates declined significantly. The options’ value grew as rates fell. The Portfolio’s relative performance also benefited from our overweighted position in agency securities.

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes, TIPS	3.9%
U.S. Treasury Notes	2.0%
Goldman Sachs Group, Inc.	1.1%
Regions Bank	1.1%
Bank of America Corporation	1.1%
Keybank National Association	1.1%
J.P. Morgan Chase & Company	1.1%
HSBC USA, Inc.	1.1%
Federal National Mortgage Association	1.1%
Suntrust Bank	1.1%

These securities represent 14.7% of the total net assets of the portfolio.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Moody’s Bond Quality Ratings Distributions exclude collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

We expect the current recession to continue at least through mid-2009. However, the unprecedented amount of government stimulus in the system, along with large stimulus programs planned for early 2009, could begin to spur growth as early as the second half.

We expect the yield curve to remain steep and credit spreads to remain wide in the near future, but spreads should tighten later in the year as the securities markets begin to discount the recovery. Non-government bonds with shorter maturities are compensating investors for a high level of risk, with many short-term investment-grade bonds now offering yields of about 7% or higher.

We will maintain our overweighted position in spread-sector investments and will add to these holdings as attractive opportunities arise. We believe that our spread-sector securities are solid investments and that their value should rebound as the market calms down.

Portfolio Facts

As of December 31, 2008

Net Assets	$925,939,520
NAV	$8.79
NAV - High†	1/23/2008 - $9.93
NAV - Low†	11/24/2008 - $8.62
Number of Holdings: 281

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 11/30/2001
(6.46%)	1.11%	2.12%

Value of a $10,000 Investment1

*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson, CFA, and Scott A. Lalim, Portfolio Co-Managers

Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The risks presented by mortgage securities include, but are not limited to, reinvestment of repaid principal at lower rates of return. The real estate industry — and therefore, the performance of the portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12 -month period ended December 31, 2008?

Thrivent Mortgage Securities Portfolio earned a total return of -4.96%, as compared to the median return of its peer group, the Lipper U.S. Mortgage Funds category, of -0.36%. The Portfolio’s market benchmark, the Barclays Capital (formerly Lehman Brothers) Mortgage-Backed Securities Index, earned a return of 8.34%.

What factors affected the Portfolio’s performance?

With the economy in recession and the housing, credit and job markets worsening, the Federal Reserve Open Market Committee cut short-term interest rates repeatedly, with the federal funds target rate dropping from 4.25% at the start of the year to a range of zero to

0.25% on December 16, 2008. The government also undertook other extraordinary measures to inject liquidity into the financial system.

As investors flocked to the safety of government-backed U.S. Treasury securities throughout the year, the yield spread between Treasury issues and spread sectors—including mortgage-backed bonds—widened dramatically. Securities with a mortgage-backed structure or underlying collateral relating to real estate did poorly. Their performance worsened in the second half as numerous financial institutions and hedge funds were forced to liquidate large numbers of mortgage securities.

A major factor in the Portfolio’s relative underperformance was the floating-rate debt that backs our mortgage securities. We used the debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. While this typically low-risk practice generated additional yield for the Portfolio for many years, our floating-rate securities were affected by the liquidity crunch and lost value.

The Portfolio’s performance also was hurt by its allocation to AAA-rated non-agency residential mortgage-backed securities and AAA-rated commercial mortgage-backed securities, which also were affected by the credit market turmoil. The benchmark Index, in contrast, is composed entirely of agency-or government- backed issues.

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	37.9%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	11.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	8.8%
Federal National Mortgage Association	4.8%
Ford Credit Floor Plan Master Owner Trust	4.1%
Americredit Automobile Receivables Trust	3.6%
Thornburg Mortgage Securities Trust	3.6%
Wachovia Bank Commercial Mortgage Trust	3.6%
U.S. Treasury Notes, TIPS	3.1%
LB-UBS Commercial Mortgage Trust	2.6%

These securities represent 83.8% of the total net assets of the portfolio.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Moody’s Bond Quality Ratings Distributions exclude collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

We expect the current recession to continue at least through mid-2009. However, the unprecedented amount of government stimulus in the system, along with large stimulus programs planned for early 2009, could begin to spur growth as early as the second half.

We expect that agency-backed mortgage securities will be a safe haven and benefit as the Federal Reserve continues to buy them. We will maintain our overweighted position in non-agency securities relative to agency issues, which have benefited from large Federal Reserve and Treasury purchases. We believe that our spread-sector securities have attractive valuations on a historical basis and their value should rebound once the market calms down.

Portfolio Facts

As of December 31, 2008

Net Assets	$35,166,757
NAV	$8.82
NAV - High†	1/22/2008 - $9.85
NAV - Low†	11/20/2008 - $8.59
Number of Holdings: 57

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	From Inception 4/30/2003
(4.96%)	2.10%	2.18%

Value of a $10,000 Investment1

*	The Barclays Capital Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

The principal risk of investing in the Portfolio is current income risk — that is, the income the Portfolio receives may fall as a result of a decline in interest rates. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Investments in the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or, generally, any other government agency. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2008?

Thrivent Money Market Portfolio earned a total return of 2.95%, as compared to the median return of its peer group, the Lipper Money Market Portfolios category, of 2.24%.

What factors affected the Portfolio’s performance?

With the economy in recession and the housing, credit and job markets worsening, the Federal Reserve Open Market Committee cut short-term interest rates repeatedly, with the federal funds target rate dropping from 4.25% at the start of the year to a range of zero to

0.25% on December 16, 2008. The government also undertook other extraordinary measures to inject liquidity into the financial system and support liquidity across other sectors of the market, including money market securities.

One factor benefitting our relative performance was that we had little exposure through most of the period to the types of securities that had liquidity problems. Also, we purchased some longer-dated (three to six months) securities at attractive prices throughout the year, enabling us to extend the Portfolio’s weighted average maturity in high-quality investments.

To reduce the Portfolio’s overall credit risk while extending our weighted average maturity, we increased our allocation to agency-backed securities from 5% to 30% of the Portfolio’s value. At year-end, agency securities composed approximately 25% of the Portfolio’s value.

The Portfolio also benefited from its holdings of LIBOR (London Interbank Offered Rate)-based floaters, which reset at high rates during the period because of the disruption in the European banking system and the subsequent increase in LIBOR rates.

Money market securities in general were affected by several federal programs initiated during the period to boost market liquidity and investor confidence. One is the U.S. Treasury Temporary Guarantee Program for Money Market Funds, which protects the value of shares in participating funds (held by investors as of September 19, 2008) from dropping below $1.00. Thrivent Money Market Portfolio is a participant in this program, which is currently slated to last through April 30, 2009. In addition, several other programs provide federal funding and backing to enhance liquidity of money market securities.

Portfolio Composition

(% of Portfolio)

Quoted Portfolio Composition is subject to change.

What is your outlook?

With all of the federal backstops in place, we expect money market liquidity and credit quality to further improve and yields to continue falling. The Federal Reserve will most likely work to keep short-term interest rates at current record-low levels at least through the first half of this year in an attempt to stabilize and/or improve prospects for economic growth.

We continue to manage the Portfolio conservatively as we prepare for the possibility that interest rates and Portfolio flows may change unexpectedly. As in any economic environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

Portfolio Facts

As of December 31, 2008

Net Assets	$683,446,527
NAV	$1.00
Number of Holdings: 110

†	For the year ended December 31, 2008

Average Annual Total Returns1

As of December 31, 2008

1-Year	5-Year	10-Year
2.95%	3.35%	3.41%

Money Market Portfolio Yields *

As of December 31, 2008

Portfolio
7-Day Yield	1.67%
7-Day Effective Yield	1.68%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[1]

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company; and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period 7/1/2008 - 12/31/2008*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$689	$0.84	0.20%
Hypothetical**	$1,000	$1,024	$1.00	0.20%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$725	$0.74	0.17%
Hypothetical**	$1,000	$1,024	$0.87	0.17%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$771	$0.75	0.17%
Hypothetical**	$1,000	$1,024	$0.86	0.17%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$829	$0.84	0.18%
Hypothetical**	$1,000	$1,024	$0.92	0.18%
Thrivent Technology Portfolio
Actual	$1,000	$598	$3.69	0.92%
Hypothetical**	$1,000	$1,021	$4.66	0.92%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$868	$6.52	1.39%
Hypothetical**	$1,000	$1,018	$7.05	1.39%
Thrivent Partner Natural Resources Portfolio
Actual	$1,000	$509	$4.50	1.19%
Hypothetical**	$1,000	$1,019	$6.02	1.19%

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period 7/1/2008 - 12/31/2008*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Portfolio
Actual	$1,000	$605	$6.04	1.50%
Hypothetical**	$1,000	$1,018	$7.59	1.50%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$649	$3.52	0.85%
Hypothetical**	$1,000	$1,021	$4.31	0.85%
Thrivent Partner Utilities Portfolio
Actual	$1,000	$706	$3.83	0.89%
Hypothetical**	$1,000	$1,021	$4.54	0.89%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$646	$4.03	0.97%
Hypothetical**	$1,000	$1,020	$4.94	0.97%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$739	$3.74	0.86%
Hypothetical**	$1,000	$1,021	$4.35	0.86%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$682	$3.10	0.73%
Hypothetical**	$1,000	$1,021	$3.73	0.73%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$743	$1.85	0.42%
Hypothetical**	$1,000	$1,023	$2.15	0.42%
Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$633	$2.14	0.52%
Hypothetical**	$1,000	$1,023	$2.65	0.52%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$649	$1.83	0.44%
Hypothetical**	$1,000	$1,023	$2.24	0.44%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$673	$3.50	0.83%
Hypothetical**	$1,000	$1,021	$4.22	0.83%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$669	$3.01	0.72%
Hypothetical**	$1,000	$1,022	$3.64	0.72%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$663	$1.93	0.46%
Hypothetical**	$1,000	$1,023	$2.34	0.46%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$650	$4.14	1.00%
Hypothetical**	$1,000	$1,020	$5.07	1.00%
Thrivent Partner International Stock Portfolio
Actual	$1,000	$648	$3.40	0.82%
Hypothetical**	$1,000	$1,021	$4.17	0.82%
Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$675	$4.13	0.98%
Hypothetical**	$1,000	$1,020	$4.97	0.98%
Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$565	$3.93	1.00%
Hypothetical**	$1,000	$1,020	$5.08	1.00%

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period 7/1/2008 - 12/31/2008*	Annualized Expense Ratio
Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$608	$3.96	0.98%
Hypothetical**	$1,000	$1,020	$4.97	0.98%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$653	$3.65	0.88%
Hypothetical**	$1,000	$1,021	$4.46	0.88%
Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$652	$2.38	0.57%
Hypothetical**	$1,000	$1,022	$2.91	0.57%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$652	$1.84	0.44%
Hypothetical**	$1,000	$1,023	$2.25	0.44%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$637	$3.44	0.84%
Hypothetical**	$1,000	$1,021	$4.25	0.84%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$743	$2.81	0.64%
Hypothetical**	$1,000	$1,022	$3.26	0.64%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$708	$2.90	0.67%
Hypothetical**	$1,000	$1,022	$3.43	0.67%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$715	$1.68	0.39%
Hypothetical**	$1,000	$1,023	$1.98	0.39%
Thrivent Equity Income Plus Portfolio
Actual	$1,000	$765	$3.51	0.79%
Hypothetical**	$1,000	$1,021	$4.02	0.79%
Thrivent Balanced Portfolio
Actual	$1,000	$807	$1.76	0.39%
Hypothetical**	$1,000	$1,023	$1.97	0.39%
Thrivent High Yield Portfolio
Actual	$1,000	$795	$1.96	0.43%
Hypothetical**	$1,000	$1,023	$2.21	0.43%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$799	$2.33	0.51%
Hypothetical**	$1,000	$1,023	$2.62	0.51%
Thrivent Partner Socially Responsible Bond Portfolio
Actual	$1,000	$1,020	$3.45	0.68%
Hypothetical**	$1,000	$1,022	$3.45	0.68%
Thrivent Income Portfolio
Actual	$1,000	$904	$2.10	0.44%
Hypothetical**	$1,000	$1,023	$2.23	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,000	$1.95	0.39%
Hypothetical**	$1,000	$1,023	$1.97	0.39%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$940	$2.13	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period 7/1/2008 - 12/31/2008*	Annualized Expense Ratio
Thrivent Mortgage Securities Portfolio
Actual	$1,000	$967	$3.36	0.68%
Hypothetical**	$1,000	$1,022	$3.45	0.68%
Thrivent Money Market Portfolio
Actual	$1,000	$1,012	$1.87	0.37%
Hypothetical**	$1,000	$1,023	$1.88	0.37%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

**	Assuming 5% total return before expenses.

PricewaterhouseCoopers LLP
225 South Sixth Street Suite 1400 Minneapolis, MN 55402 Telephone (612) 596 6000

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the forty-one Funds constituting the Thrivent Series Fund, Inc., (hereafter referred to as the “Funds”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 17, 2009

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2008

Shares	Mutual Funds (97.0%)	Value
Equity Mutual Funds (87.7%)
731,064	Thrivent Real Estate Securities Portfolio	$6,831,279
3,414,178	Thrivent Partner Small Cap Growth Portfolio	25,422,654
847,080	Thrivent Partner Small Cap Value Portfolio	10,222,302
3,973,755	Thrivent Small Cap Stock Portfolio	33,717,707
4,018,834	Thrivent Mid Cap Growth Portfolio II	22,699,981
1,585,940	Thrivent Partner Mid Cap Value Portfolio	13,078,930
5,320,737	Thrivent Mid Cap Stock Portfolio	37,675,608
368,098	Thrivent Partner Worldwide Allocation Portfolio	2,219,334
7,010,977	Thrivent Partner International Stock Portfolio	57,328,763
6,393,744	Thrivent Large Cap Growth Portfolio II	37,423,862
3,995,817	Thrivent Large Cap Value Portfolio	32,366,920
4,597,561	Thrivent Large Cap Stock Portfolio	28,077,766
522,604	Thrivent Equity Income Plus Portfolio	3,601,214

	Total Equity Mutual Funds	310,666,320

Fixed Income Mutual Funds (9.3%)
2,424,200	Thrivent High Yield Portfolio	8,443,730
1,845,599	Thrivent Income Portfolio	15,131,694
1,083,673	Thrivent Limited Maturity Bond Portfolio	9,528,194

	Total Fixed Income Mutual Funds	33,103,618

	Total Mutual Funds (cost $519,737,482)	343,769,938

Shares or Principal Amount	Short-Term Investments (2.9%)[a]	Value
	Federal National Mortgage Association Discount Notes
2,600,000	0.417%, 5/14/2009[b]	2,596,036
7,615,610	Thrivent Money Market Portfolio	7,615,610

	Total Short-Term Investments (at amortized cost)	10,211,646

	Total Investments (cost $529,949,128) 99.9%	$353,981,584

	Other Assets and Liabilities, Net 0.1%	328,336

	Total Net Assets 100.0%	$354,309,920

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

b	At December 31, 2008, $2,596,036 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$196,910
Gross unrealized depreciation	(176,164,454)

Net unrealized appreciation (depreciation)	$(175,967,544)
Cost for federal income tax purposes	$529,949,128

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Aggressive Allocation Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$351,385,548	$668,975
Level 2	2,596,036	—
Level 3	—	—

Totals (Level 1,2,3)	$353,981,584	$668,975

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	15	March 2009	$897,826	$950,100	$52,274
Russell 2000 Index Mini-Futures	163	March 2009	7,703,828	8,115,770	411,942
S&P 400 Index Mini-Futures	89	March 2009	4,594,621	4,781,080	186,459
S&P 500 Index Futures	15	March 2009	3,357,075	3,375,375	18,300
Total Futures					$668,975

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Real Estate Securities	$—	$13,709,896	$1,840,174	731,064	$6,831,279	$579,973
Partner Small Cap Growth	29,543,568	16,014,505	712,581	3,414,178	25,422,654	3,165
Partner Small Cap Value	23,589,765	3,084,981	10,893,689	847,080	10,222,302	199,569
Small Cap Stock	37,174,821	21,561,135	1,140,726	3,973,755	33,717,707	432,894
Mid Cap Growth II	—	29,212,671	486,648	4,018,834	22,699,981	32,768
Mid Cap Growth	17,248,542	8,143,482	13,025,644	—	—	89,717
Partner Mid Cap Value	18,823,400	3,259,301	946,836	1,585,940	13,078,930	276,354
Mid Cap Stock	36,861,436	30,702,660	2,481,526	5,320,737	37,675,608	582,020
Partner Worldwide Allocation	—	3,475,666	1,176,259	368,098	2,219,334	22,424
Partner International Stock	96,519,831	20,327,151	3,199,783	7,010,977	57,328,763	4,161,803
Large Cap Growth II	—	38,534,603	759,620	6,393,744	37,423,862	38,152
Large Cap Growth	106,145,254	4,221,119	79,660,045	—	—	79,201
Large Cap Value	37,546,375	15,886,301	1,785,818	3,995,817	32,366,920	1,602,403
Large Cap Stock	47,857,844	7,160,661	5,314,040	4,597,561	28,077,766	1,208,226
Equity Income Plus Portfolio	—	5,281,119	70,042	522,604	3,601,214	77,075
High Yield	9,828,416	1,990,275	233,438	2,424,200	8,443,730	884,381
Income	24,782,222	3,694,806	10,398,141	1,845,599	15,131,694	1,049,211
Limited Maturity Bond	10,586,434	1,602,535	1,568,891	1,083,673	9,528,194	447,364
Money Market	—	34,916,944	27,301,334	7,615,610	7,615,610	48,200
Total Value and Income Earned	496,507,908				351,385,548	11,814,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2008

Shares	Mutual Funds (96.1%)	Value
Equity Mutual Funds (71.1%)
4,186,586	Thrivent Real Estate Securities Portfolio	$39,120,717
4,488,584	Thrivent Partner Small Cap Growth Portfolio	33,422,897
3,170,598	Thrivent Partner Small Cap Value Portfolio	38,261,829
6,964,577	Thrivent Small Cap Stock Portfolio	59,095,132
5,544,769	Thrivent Mid Cap Growth Portfolio II	31,319,073
5,578,028	Thrivent Partner Mid Cap Value Portfolio	46,000,879
17,274,824	Thrivent Mid Cap Stock Portfolio	122,321,299
4,484,268	Thrivent Partner Worldwide Allocation Portfolio	27,036,551
18,829,936	Thrivent Partner International Stock Portfolio	153,972,385
19,702,085	Thrivent Large Cap Growth Portfolio II	115,320,245
19,659,278	Thrivent Large Cap Value Portfolio	159,244,087
20,297,228	Thrivent Large Cap Stock Portfolio	123,957,202
1,920,052	Thrivent Equity Income Plus Portfolio	13,230,889

	Total Equity Mutual Funds	962,303,185

Fixed Income Mutual Funds (25.0%)
25,995,872	Thrivent High Yield Portfolio	90,546,222
21,700,404	Thrivent Income Portfolio	177,917,275
8,039,389	Thrivent Limited Maturity Bond Portfolio	70,686,329

	Total Fixed Income Mutual Funds	339,149,826

	Total Mutual Funds (cost $1,909,376,117)	1,301,453,011

Principal Amount	Long-Term Fixed Income (0.7%)	Value
Asset-Backed Securities (<0.1%)
	Merrill Lynch Alternative Note Asset Trust
824,186	6.000%, 3/25/2037	446,040

	Total Asset-Backed Securities	446,040

Collateralized Mortgage Obligations (0.6%)
	Citigroup Mortgage Loan Trust, Inc.
1,074,103	5.500%, 11/25/2035	677,752
	Citimortgage Alternative Loan Trust
3,271,651	5.750%, 4/25/2037	1,871,784
	Countrywide Alternative Loan Trust
848,248	6.000%, 1/25/2037	580,002
	Countrywide Home Loans
3,366,057	5.750%, 4/25/2037	2,332,617
	Deutsche Alt-A Securities, Inc.
856,224	5.500%, 10/25/2021	624,777
1,411,974	6.000%, 10/25/2021	1,127,981
	J.P. Morgan Mortgage Trust
824,785	6.040%, 10/25/2036	575,231
	MASTR Alternative Loans Trust
746,848	6.500%, 7/25/2034	641,122

	Total Collateralized Mortgage Obligations	8,431,266

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 8/10/2017	685,856

	Total Commercial Mortgage- Backed Securities	685,856

	Total Long-Term Fixed Income (cost $11,521,418)	9,563,162

Shares or Principal Amount	Short-Term Investments (3.1%)[a]	Value
	Federal National Mortgage Association Discount Notes
13,800,000	0.408%, 5/14/2009[b]	13,779,404
28,319,832	Thrivent Money Market Portfolio	28,319,832

	Total Short-Term Investments (at amortized cost)	42,099,236

	Total Investments (cost $1,962,996,771) 99.9%	$1,353,115,409

	Other Assets and Liabilities, Net 0.1%	1,449,707

	Total Net Assets 100.0%	$1,354,565,116

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

b	At December 31, 2008, $13,779,404 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$58,762
Gross unrealized depreciation	(609,935,985)

Net unrealized appreciation (depreciation)	$(609,877,223)
Cost for federal income tax purposes	$1,962,992,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2008

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Moderately Aggressive Allocation Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$1,329,772,843	$3,785,056
Level 2	23,342,566	—
Level 3	—	—

Totals (Level 1,2,3)	$1,353,115,409	$3,785,056

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	451	March 2009	$26,994,628	$28,566,340	$1,571,712
Russell 2000 Index Mini-Futures	412	March 2009	19,472,253	20,513,480	1,041,227
S&P 400 Index Mini-Futures	542	March 2009	27,980,723	29,116,240	1,135,517
S&P 500 Index Futures	30	March 2009	6,714,150	6,750,750	36,600
Total Futures					$3,785,056

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Real Estate Securities	$53,577,749	$26,219,399	$8,156,950	4,186,586	$39,120,717	$3,806,948
Partner Small Cap Growth	52,817,171	13,960,355	4,822,541	4,488,584	33,422,897	4,161
Partner Small Cap Value	40,021,512	19,854,609	2,979,858	3,170,598	38,261,829	570,089
Small Cap Stock	70,935,529	39,749,302	6,341,012	6,964,577	59,095,132	878,835
Mid Cap Growth II	—	38,325,233	298	5,544,769	31,319,073	63,184
Mid Cap Growth	31,027,029	18,672,813	25,681,565	—	—	176,734
Partner Mid Cap Value	26,896,355	45,949,874	2,480,397	5,578,028	46,000,879	760,197
Mid Cap Stock	70,310,829	136,200,711	4,082,037	17,274,824	122,321,299	1,653,082
Partner Worldwide Allocation	—	31,959,266	—	4,484,268	27,036,551	273,175
Partner International Stock	224,321,329	79,351,186	2,105,756	18,829,936	153,972,385	10,988,303
Large Cap Growth II	—	115,915,019	1,192	19,702,085	115,320,245	117,565
Large Cap Growth	298,167,995	17,704,249	218,703,302	—	—	219,251
Large Cap Value	259,609,011	30,596,422	29,710,162	19,659,278	159,244,087	7,985,983
Large Cap Stock	261,194,892	35,815,905	65,043,756	20,297,228	123,957,202	6,051,618
Equity Income Plus Portfolio	—	19,112,492	1,852	1,920,052	13,230,889	283,174
High Yield	80,154,556	43,757,561	792,575	25,995,872	90,546,222	8,972,438
Income	231,113,314	36,393,131	55,326,870	21,700,404	177,917,275	11,658,125
Limited Maturity Bond	80,939,401	12,223,174	14,215,845	8,039,389	70,686,329	3,386,422
Money Market	—	126,874,265	98,554,433	28,319,832	28,319,832	153,819
Total Value and Income Earned	1,781,086,672				1,329,772,843	58,003,103

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2008

Shares	Mutual Funds (95.4%)	Value
Equity Mutual Funds (50.8%)
1,174,827	Thrivent Technology Portfolio	$4,269,555
5,285,922	Thrivent Real Estate Securities Portfolio	49,393,237
3,773,219	Thrivent Partner Small Cap Growth Portfolio	28,096,145
3,841,113	Thrivent Partner Small Cap Value Portfolio	46,353,405
5,571,836	Thrivent Small Cap Stock Portfolio	47,277,589
2,188,443	Thrivent Mid Cap Growth Portfolio II	12,361,202
4,427,619	Thrivent Partner Mid Cap Value Portfolio	36,513,686
13,276,801	Thrivent Mid Cap Stock Portfolio	94,011,700
5,073,189	Thrivent Partner Worldwide Allocation Portfolio	30,587,271
17,509,805	Thrivent Partner International Stock Portfolio	143,177,677
19,186,010	Thrivent Large Cap Growth Portfolio II	112,299,552
23,142,641	Thrivent Large Cap Value Portfolio	187,460,023
18,211,262	Thrivent Large Cap Stock Portfolio	111,217,996
2,395,526	Thrivent Equity Income Plus Portfolio	16,507,327

	Total Equity Mutual Funds	919,526,365

Fixed Income Mutual Funds (44.6%)
31,106,614	Thrivent High Yield Portfolio	108,347,447
44,161,281	Thrivent Income Portfolio	362,069,509
38,404,764	Thrivent Limited Maturity Bond Portfolio	337,673,887

	Total Fixed Income Mutual Funds	808,090,843

	Total Mutual Funds (cost $2,381,815,270)	1,727,617,208

Principal Amount	Long-Term Fixed Income (1.2%)	Value
Asset-Backed Securities (0.1%)
	Merrill Lynch Alternative Note Asset Trust
1,923,100	6.000%, 3/25/2037	1,040,760

	Total Asset-Backed Securities	1,040,760

Collateralized Mortgage Obligations (1.0%)
	Citigroup Mortgage Loan Trust, Inc.
2,506,240	5.500%, 11/25/2035	1,581,422
	Citimortgage Alternative Loan Trust
7,478,060	5.750%, 4/25/2037	4,278,363
	Countrywide Alternative Loan Trust
1,979,244	6.000%, 1/25/2037	1,353,338
	Countrywide Home Loans
7,573,629	5.750%, 4/25/2037	5,248,389
	Deutsche Alt-A Securities, Inc.
1,997,856	5.500%, 10/25/2021	1,457,812
3,246,650	6.000%, 10/25/2021	2,593,645
	J.P. Morgan Mortgage Trust
1,924,499	6.040%, 10/25/2036	1,342,205
	MASTR Alternative Loans Trust
1,734,614	6.500%, 7/25/2034	1,489,058

	Total Collateralized Mortgage Obligations	19,344,232

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
3,150,000	5.867%, 8/10/2017	1,600,329

	Total Commercial Mortgage- Backed Securities	1,600,329

	Total Long-Term Fixed Income (cost $26,490,895)	21,985,321

Shares or Principal Amount	Short-Term Investments (2.8%)[a]	Value
	Federal National Mortgage Association Discount Notes
22,900,000	0.408%, 5/14/2009[b]	22,865,813
28,065,946	Thrivent Money Market Portfolio	28,065,946

	Total Short-Term Investments (at amortized cost)	50,931,759

	Total Investments (cost $2,459,237,924) 99.4%	$1,800,534,288

	Other Assets and Liabilities, Net 0.6%	11,024,125

	Total Net Assets 100.0%	$1,811,558,413

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

b	At December 31, 2008, $22,865,813 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$135,941
Gross unrealized depreciation	(658,839,577)

Net unrealized appreciation (depreciation)	$(658,703,636)
Cost for federal income tax purposes	$2,459,237,924

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2008

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Moderate Allocation Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$1,755,683,154	$6,249,875
Level 2	44,851,134	—
Level 3	—	—

Totals (Level 1,2,3)	$1,800,534,288	$6,249,875

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	578	March 2009	$34,596,220	$36,610,520	$2,014,300
Russell 2000 Index Mini-Futures	794	March 2009	37,526,624	39,533,260	2,006,636
S&P 400 Index Mini-Futures	962	March 2009	49,663,201	51,678,640	2,015,439
S&P 500 Index Futures	175	March 2009	39,165,875	39,379,375	213,500
Total Futures					$6,249,875

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Technology	$—	$6,861,195	$—	1,174,827	$4,269,555	$—
Real Estate Securities	70,987,263	32,060,063	11,609,023	5,285,922	49,393,237	4,902,389
Partner Small Cap Growth	32,115,462	19,689,035	1,508,213	3,773,219	28,096,145	3,498
Partner Small Cap Value	27,031,554	45,001,719	3,054,532	3,841,113	46,353,405	625,302
Small Cap Stock	32,269,396	46,079,305	345,653	5,571,836	47,277,589	601,720
Mid Cap Growth II	—	12,523,266	1,794	2,188,443	12,361,202	17,128
Mid Cap Growth	21,413,225	8,669,314	15,494,474	—	—	106,716
Partner Mid Cap Value	27,348,942	36,966,863	5,496,401	4,427,619	36,513,686	661,648
Mid Cap Stock	64,055,455	96,690,725	2,603,921	13,276,801	94,011,700	1,355,599
Partner Worldwide Allocation	—	36,724,742	—	5,073,189	30,587,271	309,052
Partner International Stock	188,480,571	91,116,368	1,142,884	17,509,805	143,177,677	10,147,798
Large Cap Growth II	—	112,912,464	19,733	19,186,010	112,299,552	114,485
Large Cap Growth	307,436,710	31,516,695	240,777,997	—	—	220,933
Large Cap Value	228,391,842	76,306,627	3,399,038	23,142,641	187,460,023	9,436,368
Large Cap Stock	257,162,251	46,713,239	88,092,563	18,211,262	111,217,996	5,793,512
Equity Income Plus Portfolio	—	23,842,996	4,107	2,395,526	16,507,327	353,297
High Yield	97,460,466	57,641,806	6,218,960	31,106,614	108,347,447	11,083,313
Income	411,568,919	79,309,341	59,953,657	44,161,281	362,069,509	23,096,069
Limited Maturity Bond	324,615,462	61,533,773	8,815,032	38,404,764	337,673,887	15,866,840
Money Market	78,824,377	181,698,002	232,456,433	28,065,946	28,065,946	1,098,761
Total Value and Income Earned	2,169,161,895				1,755,683,154	85,794,428

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2008

Shares	Mutual Funds (93.5%)	Value
Equity Mutual Funds (33.2%)
1,165,987	Thrivent Real Estate Securities Portfolio	$10,895,334
997,966	Thrivent Partner Small Cap Value Portfolio	12,043,151
2,124,373	Thrivent Small Cap Stock Portfolio	18,025,517
1,742,711	Thrivent Partner Mid Cap Value Portfolio	14,371,785
4,112,845	Thrivent Mid Cap Stock Portfolio	29,122,644
2,594,988	Thrivent Partner Worldwide Allocation Portfolio	15,645,703
3,646,384	Thrivent Partner International Stock Portfolio	29,816,480
4,833,126	Thrivent Large Cap Growth Portfolio II	28,289,254
7,139,107	Thrivent Large Cap Value Portfolio	57,828,193
2,410,588	Thrivent Large Cap Stock Portfolio	14,721,702
889,988	Thrivent Equity Income Plus Portfolio	6,132,818

	Total Equity Mutual Funds	236,892,581

Fixed Income Mutual Funds (60.3%)
9,697,135	Thrivent High Yield Portfolio	33,776,091
11,574,911	Thrivent Income Portfolio	94,900,381
34,396,471	Thrivent Limited Maturity Bond Portfolio	302,430,975

	Total Fixed Income Mutual Funds	431,107,447

	Total Mutual Funds (cost $858,743,993)	668,000,028

Principal Amount	Long-Term Fixed Income (1.7%)	Value
Asset-Backed Securities (0.1%)
	Merrill Lynch Alternative Note Asset Trust
1,043,968	6.000%, 3/25/2037	564,984

	Total Asset-Backed Securities	564,984

Collateralized Mortgage Obligations (1.5%)
	Citigroup Mortgage Loan Trust, Inc.
1,360,530	5.500%, 11/25/2035	858,486
	Citimortgage Alternative Loan Trust
4,112,933	5.750%, 4/25/2037	2,353,100
	Countrywide Alternative Loan Trust
1,074,447	6.000%, 1/25/2037	734,669
	Countrywide Home Loans
4,207,572	5.750%, 4/25/2037	2,915,771
	Deutsche Alt-A Securities, Inc.
1,084,551	5.500%, 10/25/2021	791,383
1,782,474	6.000%, 10/25/2021	1,423,962
	J.P. Morgan Mortgage Trust
1,044,728	6.040%, 10/25/2036	728,626
	MASTR Alternative Loans Trust
987,766	6.500%, 7/25/2034	847,936

	Total Collateralized Mortgage Obligations	10,653,933

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
1,710,000	5.867%, 8/10/2017	868,750

	Total Commercial Mortgage-Backed Securities	868,750

	Total Long-Term Fixed Income (cost $14,553,198)	12,087,667

Shares or Principal Amount	Short-Term Investments (4.7%)[a]	Value
	Federal National Mortgage Association Discount Notes
10,000,000	0.412%, 5/14/2009[b]	9,984,965
23,837,188	Thrivent Money Market Portfolio	23,837,188

	Total Short-Term Investments (at amortized cost)	33,822,153

	Total Investments (cost $907,119,344) 99.9%	$713,909,848

	Other Assets and Liabilities, Net 0.1%	846,032

	Total Net Assets 100.0%	$714,755,880

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

b	At December 31, 2008, $9,984,965 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$76,325
Gross unrealized depreciation	(193,285,821)

Net unrealized appreciation (depreciation)	$(193,209,496)

Cost for federal income tax purposes	$907,119,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2008

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Moderately Conservative Allocation Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$691,837,216	$1,531,482
Level 2	22,072,632	—
Level 3	—	—

Totals (Level 1,2,3)	$713,909,848	$1,531,482

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	172	March 2009	$10,295,069	$10,894,480	$599,411
Russell 2000 Index Mini-Futures	286	March 2009	13,517,147	14,239,941	722,794
S&P 400 Index Mini-Futures	37	March 2009	1,910,123	1,987,640	77,517
S&P 500 Index Futures	108	March 2009	24,170,940	24,302,700	131,760
Total Futures					$1,531,482

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Real Estate Securities	$24,885,963	$13,045,402	$16,058,667	1,165,987	$10,895,334	$1,316,346
Partner Small Cap Value	—	17,447,172	49,332	997,966	12,043,151	165,997
Small Cap Stock	24,431,658	7,939,637	573,998	2,124,373	18,025,517	259,973
Partner Mid Cap Value	—	20,489,841	49,332	1,742,711	14,371,785	165,719
Mid Cap Stock	16,762,554	30,360,984	838,532	4,112,845	29,122,644	437,033
Partner Worldwide Allocation	—	20,463,213	—	2,594,988	15,645,703	158,083
Partner International Stock	36,388,944	22,222,463	799,520	3,646,384	29,816,480	2,111,652
Large Cap Growth II	—	28,404,473	60,530	4,833,126	28,289,254	28,840
Large Cap Growth	72,707,290	12,122,171	62,751,383	—	—	54,000
Large Cap Value	53,067,485	39,601,455	1,441,801	7,139,107	57,828,193	2,898,403
Large Cap Stock	59,105,841	13,171,572	38,921,658	2,410,588	14,721,702	908,857
Equity Income Plus Portfolio	—	8,886,276	24,666	889,988	6,132,818	131,257
High Yield	26,500,038	20,577,327	1,038,540	9,697,135	33,776,091	3,344,517
Income	113,587,464	27,122,067	26,989,096	11,574,911	94,900,381	6,372,278
Limited Maturity Bond	278,420,166	67,361,556	7,968,506	34,396,471	302,430,975	14,110,968
Money Market	51,192,804	140,937,892	168,293,508	23,837,188	23,837,188	1,055,943
Total Value and Income Earned	757,050,207				691,837,216	33,519,866

The accompanying Notes to Financial Statements are an integral part of this schedule.

Technology Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (94.4%)	Value
Communications Equipment (9.3%)
78,450	Cisco Systems, Inc.[a]	$1,278,735
14,200	Polycom, Inc.[a]	191,842
22,293	QUALCOMM, Inc.	798,758

	Total Communications Equipment	2,269,335

Computers & Peripherals (16.1%)
9,556	Apple, Inc.[a]	815,605
249,829	EMC Corporation[a]	2,615,710
5,757	International Business Machines Corporation	484,509

	Total Computers & Peripherals	3,915,824

Electronic Equipment, Instruments & Components (3.2%)
324,301	China High Speed Transmission Equipment Group Company, Ltd.	395,721
76,239	Comverge, Inc.[a,b]	373,571

	Total Electronic Equipment, Instruments & Components	769,292

Financials (8.4%)
74,794	Financial Select Sector SPDR Fund	943,900
16,300	First Trust Global Wind Energy ETF	204,076
40,700	SPDR KBW Bank ETF[b]	890,923

	Total Financials	2,038,899

Health Care (4.0%)
2,200	Alcon, Inc.	196,218
13,489	BioMarin Pharmaceutical, Inc.[a,b]	240,104
8,100	Novartis AG ADR	403,056
1,700	Roche Holding AG ADR	130,135

	Total Health Care	969,513

Industrials (6.3%)
14,262	American Superconductor Corporation[a,b]	232,613
4,235	First Solar, Inc.[a]	584,261
213,257	Hansen Transmissions International NVa	353,262
38	Japan Wind Development Company, Ltd.	113,518
33,529	Polypore International, Inc.[a]	253,479

	Total Industrials	1,537,133

Internet Software & Services (7.5%)
3,025	Google, Inc.[a]	930,641
73,600	Yahoo!, Inc.[a]	897,920

	Total Internet Software & Services	1,828,561

Semiconductors & Semiconductor Equipment (21.3%)
36,400	ASML Holding NV ADR[b]	657,748
305,100	Atmel Corporation[a]	954,963
79,185	FormFactor, Inc.[a]	1,156,101
17,800	International Rectifier Corporation[a]	240,300
23,600	Lam Research Corporation[a]	502,208
23,000	MEMC Electronic Materials, Inc.[a]	328,440
54,300	PMC-Sierra, Inc.[a]	263,898
254,239	Teradyne, Inc.[a]	1,072,889

	Total Semiconductors & Semiconductor Equipment	5,176,547

Software (16.5%)
25,000	BMC Software, Inc.[a]	672,750
33,400	Check Point Software Technologies, Ltd.[a]	634,266
19,757	Citrix Systems, Inc.[a]	465,672
10,900	McAfee, Inc.[a]	376,813
56,300	Oracle Corporation[a]	998,199
7,269	Quest Software, Inc.[a]	91,517
41,900	Synopsys, Inc.[a]	775,988

	Total Software	4,015,205

Telecommunications Services (1.8%)
22,100	NTT DoCoMo, Inc. ADR	433,602

	Total Telecommunications Services	433,602

	Total Common Stock (cost $26,716,117)	22,953,911

Shares	Collateral Held for Securities Loaned (9.5%)	Value
2,295,165	Thrivent Financial Securities Lending Trust	2,295,165

	Total Collateral Held for Securities Loaned (cost $2,295,165)	2,295,165

Shares	Short-Term Investments (5.4%)	Value
1,319,500	Thrivent Money Market Portfolio	1,319,500

	Total Short-Term Investments (at amortized cost)	1,319,500

	Total Investments (cost $30,330,782) 109.3%	$26,568,576

	Other Assets and Liabilities, Net (9.3%)	(2,251,310)

	Total Net Assets 100.0%	$24,317,266

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

ETF -	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Technology Portfolio

Schedule of Investments as of December 31, 2008

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,019,165
Gross unrealized depreciation	(8,001,390)

Net unrealized appreciation (depreciation)	$(6,982,225)

Cost for federal income tax purposes	$33,550,801

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Technology Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$25,706,075	$—
Level 2	862,501	—
Level 3	—	—

Totals (Level 1,2,3)	$26,568,576	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Technology Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$2,902,355	$40,927,482	$42,510,337	1,319,500	$1,319,500	$60,733
Thrivent Financial Securities Lending Trust	8,345,500	60,806,286	66,856,621	2,295,165	2,295,165	143,563
Total Value and Income Earned	11,247,855				3,614,665	204,296

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (95.0%)	Value
Biotechnology (22.1%)
4,400	Affymax, Inc.[a]	$43,956
2,800	Alexion Pharmaceuticals, Inc.[a]	101,332
5,000	Amgen, Inc.[a]	288,750
690	Basilea Pharmaceutica[a]	97,934
5,300	Celgene Corporation[a]	292,984
4,390	Genzyme Corporation[a]	291,364
4,700	InterMune, Inc.[a]	49,726
5,091	Momenta Pharmaceuticals, Inc.[a]	59,056
1,990	Myriad Genetics, Inc.[a]	131,858
10,200	Progenics Pharmaceuticals, Inc.[a]	105,162
3,850	Vertex Pharmaceuticals, Inc.[a]	116,963

	Total Biotechnology	1,579,085

Health Care Equipment (8.2%)
6,600	Given Imaging, Ltd.[a]	54,648
6,800	St. Jude Medical, Inc.[a]	224,128
4,900	Stryker Corporation	195,755
3,167	Varian Medical Systems, Inc.[a]	110,972

	Total Health Care Equipment	585,503

Health Care Supplies (0.8%)
7,000	Align Technology, Inc.[a]	61,250

	Total Health Care Supplies	61,250

Life Sciences Tools & Services (2.9%)
2,700	Illumina, Inc.[a]	70,335
3,200	Luminex Corporation[a]	68,352
3,400	Sequenom, Inc.[a]	67,456

	Total Life Sciences Tools & Services	206,143

Pharmaceuticals (61.0%)
5,700	Abbott Laboratories	304,209
3,400	Allergan, Inc.	137,088
14,900	Bristol-Myers Squibb Company	346,425
11,492	Dr. Reddy’s Laboratories, Ltd. ADR	112,622
28,100	Hikma Pharmaceuticals plc	143,037
14,700	Merck & Company, Inc.	446,880
3,700	Nichi-iko Pharmaceutical Company, Ltd.	114,392
6,500	Novartis AG	325,513
4,640	Novo Nordisk A/S ADR	238,450
800	Richter Gedeon Nyrt	119,802
3,710	Roche Holding AG	574,344
28,500	Schering-Plough Corporation	485,355
3,340	Shire Pharmaceuticals Group plc ADR	149,565
3,700	Stada Arzneimittel AG	106,279
3,800	Teva Pharmaceutical Industries, Ltd. ADR	161,766
15,600	Wyeth	585,156

	Total Pharmaceuticals	4,350,883

	Total Common Stock (cost $7,323,192)	6,782,864

Shares	Short-Term Investments (4.9%)	Value
348,090	Thrivent Money Market Portfolio	348,090

	Total Short-Term Investments (at amortized cost)	348,090

	Total Investments (cost $7,671,282) 99.9%	$7,130,954

	Other Assets and Liabilities, Net 0.1%	4,444

	Total Net Assets 100.0%	$7,135,398

a	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$234,123
Gross unrealized depreciation	(776,239)

Net unrealized appreciation (depreciation)	$(542,116)
Cost for federal income tax purposes	$7,673,070

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Healthcare Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$5,649,653	$—
Level 2	1,481,301	—
Level 3	—	—

Totals (Level 1,2,3)	$7,130,954	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$2,689,776	$2,341,686	348,090	$348,090	$2,998
Total Value and Income Earned	—				348,090	2,998

†	Partner Healthcare Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (86.0%)	Value
Coal & Consumable Fuels (2.1%)
700	Arch Coal, Inc.	$11,403
1,700	CONSOL Energy, Inc.	48,586
200	Patriot Coal Corporation[a]	1,250
3,400	Peabody Energy Corporation	77,350

	Total Coal & Consumable Fuels	138,589

Industrials (1.1%)
1,200	Aegean Marine Petroleum Network, Inc.	20,352
3,000	Saipem SPA	51,166

	Total Industrials	71,518

Integrated Oil & Gas (23.1%)
900	BP plc ADR	42,066
3,600	Chevron Corporation	266,292
4,300	Coastal Energy Company[a]	5,190
2,400	ConocoPhillips	124,320
300	Eni SPA	14,346
2,700	Exxon Mobil Corporation	215,541
1,700	Hess Corporation	91,188
1,100	Husky Energy, Inc.	27,507
3,600	Marathon Oil Corporation	98,496
3,300	Murphy Oil Corporation	146,355
3,100	Occidental Petroleum Corporation	185,969
2,500	Petroleo Brasileiro SA ADR	61,225
5,600	Suncor Energy, Inc.	107,600
2,400	Total SA ADR	132,720

	Total Integrated Oil & Gas	1,518,815

Materials (7.4%)
200	Alcoa, Inc.	2,252
1,400	Alumina, Ltd.	1,410
1,700	Aluminum Corporation of China, Ltd.	22,967
1,200	Barrick Gold Corporation	43,461
2,200	BHP Billiton, Ltd.	46,737
3,400	Companhia Vale do Rio Doce ADR	41,174
700	E.I. du Pont de Nemours and Company	17,710
8,400	Eldorado Gold Corporation[a]	65,662
1,400	First Quantum Minerals, Ltd.	19,971
3,400	Goldcorp, Inc.	105,732
2,000	HudBay Minerals, Inc.[a]	4,958
200	Intrepid Potash, Inc.[a]	4,154
1,700	Newcrest Mining, Ltd.	40,465
100	Newmont Mining Corporation	4,070
300	Praxair, Inc.	17,808
2,200	Southern Copper Corporation	35,332
1,700	Votorantim Celulose e Papel SA ADR[a]	13,481

	Total Materials	487,344

Oil & Gas Drilling (7.3%)
1,400	Diamond Offshore Drilling, Inc.	82,516
2,400	Helmerich & Payne, Inc.	54,600
400	Hercules Offshore, Inc.[a]	1,900
2,900	Nabors Industries, Ltd.[a]	34,713
4,000	Noble Corporation	88,240
1,400	Pride International, Inc.[a]	22,372
400	Rowan Companies, Inc.	6,360
4,000	Transocean, Ltd.[a]	189,000

	Total Oil & Gas Drilling	479,701

Oil & Gas Equipment & Services (12.2%)
1,100	Acergy SA	6,358
2,400	Baker Hughes, Inc.	76,968
2,200	BJ Services Company	25,674
5,000	Cameron International Corporation[a]	102,500
700	Complete Production Services, Inc.[a]	5,705
2,700	Dresser-Rand Group, Inc.[a]	46,575
600	Dril-Quip, Inc.[a]	12,306
1,900	FMC Technologies, Inc.[a]	45,277
4,700	Halliburton Company	85,446
6,100	National Oilwell Varco, Inc.[a]	149,084
800	Oil States International, Inc.[a]	14,952
1,700	Schlumberger, Ltd.	71,961
1,900	Smith International, Inc.	43,491
700	Technip SA	21,882
1,100	Tesco Corporation[a]	7,854
900	Trican Well Service, Ltd.	5,803
7,600	Weatherford International, Ltd.[a]	82,232

	Total Oil & Gas Equipment & Services	804,068

Oil & Gas Exploration & Production (30.8%)
600	Addax Petroleum Corporation	10,250
1,400	Anadarko Petroleum Corporation	53,970
3,400	Apache Corporation	253,402
2,400	Cabot Oil & Gas Corporation	62,400
2,100	Canadian Natural Resources, Ltd.	82,928
900	Carrizo Oil & Gas, Inc.[a]	14,490
200	Cimarex Energy Company	5,356
700	CNOOC, Ltd.	66,668
1,200	Compton Petroleum Corporation[a]	904
6,800	Connacher Oil & Gas, Ltd.[a]	4,076
5,000	Crew Energy, Inc.[a]	21,466
900	Denbury Resources, Inc.[a]	9,828
4,800	Devon Energy Corporation	315,408
3,400	EnCana Corporation	156,876
4,800	EOG Resources, Inc.	319,584
1,200	Forest Oil Corporation[a]	19,788
1,200	Iteration Energy, Ltd.[a]	1,332
400	Mariner Energy, Inc.[a]	4,080
1,700	Newfield Exploration Company[a]	33,575
2,700	Nexen, Inc.	46,914
200	Niko Resources, Ltd.	6,884
1,500	Noble Energy, Inc.	73,830
1,900	Pan Orient Energy Corporation[a]	5,187
600	Paramount Resources, Ltd.[a]	3,339
2,200	Petro-Canada	47,618
800	Pioneer Natural Resources Company	12,944
3,400	ProEx Energy, Ltd.[a]	30,847
3,700	Range Resources Corporation	127,243
1,800	SandRidge Energy, Inc.[a]	11,070
1,200	Southwestern Energy Company[a]	34,764
14,200	Talisman Energy, Inc.	140,102
4,200	TriStar Oil & Gas, Ltd.[a]	38,819
5,800	TUSK Energy Corporation[a]	4,322
2,400	UTS Energy Corporation[a]	1,555

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (86.0%)	Value
Oil & Gas Exploration & Production (30.8%) - continued
300	XTO Energy, Inc.	$10,581

	Total Oil & Gas Exploration & Production	2,032,400

Oil & Gas Refining & Marketing (0.4%)
1,200	Valero Energy Corporation	25,968

	Total Oil & Gas Refining & Marketing	25,968

Oil & Gas Storage & Transportation (0.3%)
1,500	Williams Companies, Inc.	21,720

	Total Oil & Gas Storage & Transportation	21,720

Utilities (1.3%)
2,600	Equitable Resources, Inc.	87,230

	Total Utilities	87,230

	Total Common Stock (cost $9,952,908)	5,667,353

Shares	Short-Term Investments (10.3%)	Value
680,495	Thrivent Money Market Portfolio	680,495

	Total Short-Term Investments (at amortized cost)	680,495

	Total Investments (cost $10,633,403) 96.3%	$6,347,848

	Other Assets and Liabilities, Net 3.7%	246,184

	Total Net Assets 100.0%	$6,594,032

a	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,178
Gross unrealized depreciation	(4,293,469)

Net unrealized appreciation (depreciation)	$(4,287,291)
Cost for federal income tax purposes	$10,635,139

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Natural Resources Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$6,208,070	($2,272)
Level 2	139,778	—
Level 3	—	—

Totals (Level 1,2,3)	$6,347,848	($2,272)

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2008

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	12,136	1/2/2009 - 1/6/2009	$8,478	$8,461	($17)
Canadian Dollar	206,268	1/2/2009 - 1/6/2009	169,198	167,087	(2,111)
EURO	7,099	1/2/2009 - 1/6/2009	10,012	9,868	(144)
Total Foreign Currency Forward Contracts Purchases			$187,688	$185,416	($2,272)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($2,272)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Natural Resources Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$1,850,569	$1,170,074	680,495	$680,495	$8,955
Total Value and Income Earned	—				680,495	8,955

†	Partner Natural Resources Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (98.6%)	Value[a]
Brazil (14.2%)
13,300	Banco Bradesco SA ADR	$131,271
15,700	Companhia Vale do Rio Doce SP ADR	167,205
14,300	Lojas Renner SA	96,090
7,700	Petroleo Brasileiro SA ADR	157,157
5,000	Souza Cruz SA	94,554
5,000	Ultrapar Participacoes SA	108,962

	Total Brazil	755,239

Chile (2.5%)
3,800	Banco Santander Chile SA ADR	133,114

	Total Chile	133,114

China (2.9%)
175,000	PetroChina Company, Ltd.	155,514

	Total China	155,514

Hong Kong (9.4%)
20,000	China Mobile, Ltd.	202,922
48,000	Hang Lung Group, Ltd.	146,632
22,000	Swire Pacific, Ltd., Class A	152,399

	Total Hong Kong	501,953

Hungary (3.9%)
1,400	Richter Gedeon Nyrt	209,654

	Total Hungary	209,654

India (8.9%)
6,400	Grasim Industries, Ltd.	160,243
4,400	ICICI Bank, Ltd. ADR	84,700
3,500	Infosys Technologies, Ltd. ADR	85,995
15,500	Satyam Computer Services, Ltd. ADR [b]	140,120

	Total India	471,058

Indonesia (1.6%)
85,000	PT Astra International Tbk	83,538

	Total Indonesia	83,538

Israel (4.7%)
5,400	Check Point Software Technologies, Ltd.[c]	102,546
3,500	Teva Pharmaceutical Industries, Ltd. ADR	148,995

	Total Israel	251,541

Luxembourg (2.2%)
5,500	Tenaris SA ADR	115,390

	Total Luxembourg	115,390

Malaysia (3.2%)
45,000	Bumiputra-Commerce Holdings Berhad	76,237
38,000	Public Bank Berhad	96,344

	Total Malaysia	172,581

Mexico (10.6%)
115,000	Consorcio ARA SAB de CV	43,597
6,600	Fomento Economico Mexicano SAB de CV ADR	198,858
2,400	Grupo Aeroportuario del Sureste SAB de CV ADR	89,712
70,000	Grupo Financiero Banorte SA de CV ADR	126,367
50,500	Organizacion Soriana SAB de CVc	104,111

	Total Mexico	562,645

Philippines (2.9%)
515,000	Ayala Land, Inc.	71,640
102,000	Bank of the Philippine Islands	85,212

	Total Philippines	156,852

Russia (2.0%)
3,337	LUKOIL ADR	108,003

	Total Russia	108,003

South Africa (6.4%)
22,500	Massmart Holdings, Ltd.	206,310
36,500	Truworths International, Ltd.	135,042

	Total South Africa	341,352

South Korea (6.6%)
7,800	Busan Bank[c]	36,996
1,773	Samsung Electronics Company, Ltd. GDR	187,054
330	Shinsegae Company, Ltd.[c]	128,209

	Total South Korea	352,259

Taiwan (4.9%)
66,000	Taiwan Mobile Company, Ltd.	98,210
116,000	Taiwan Semiconductor Manufacturing Company, Ltd.	158,280

	Total Taiwan	256,490

Thailand (5.4%)
50,000	PTT Exploration & Production Public Company, Ltd.	154,006
42,000	Siam Cement Public Company, Ltd.	133,039

	Total Thailand	287,045

Turkey (4.1%)
42,000	Akbank TAS	132,324
4,200	BIM Birlesik Magazalar AS	88,336

	Total Turkey	220,660

United Kingdom (2.2%)
9,307	Standard Chartered plc	119,097

	Total United Kingdom	119,097

	Total Common Stock (cost $9,245,907)	5,253,985

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2008

Shares	Short-Term Investments (1.3%)	Value
71,414	Thrivent Money Market Portfolio	$71,414

	Total Short-Term Investments (at amortized cost)	71,414

	Total Investments (cost $9,317,321) 99.9%	$5,325,399

	Other Assets and Liabilities, Net 0.1%	3,866

	Total Net Assets 100.0%	$5,329,265

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

b	Subsequent to December 31, 2008, the security became involved in class action litigation and its value decreased significantly. The Portfolio sold its position by January 9, 2009, receiving proceeds of $18,425.

c	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

GDR -	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,320
Gross unrealized depreciation	(4,005,952)

Net unrealized appreciation (depreciation)	$(3,992,632)

Cost for federal income tax purposes	$9,318,031

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Emerging Markets Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$2,086,326	$—
Level 2	3,239,073	—
Level 3	—	—

Totals (Level 1,2,3)	$5,325,399	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$1,646,196	$1,574,782	71,414	$71,414	$1,821
Total Value and Income Earned	—				71,414	1,821

†	Partner Emerging Markets Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (94.7%)	Value
Diversified REITS (7.3%)
48,265	Colonial Properties Trust	$402,047
104,294	Liberty Property Trust	2,381,032
12,800	PS Business Parks, Inc.	571,648
170,337	Vornado Realty Trust	10,279,838
24,500	Washington Real Estate Investment Trust[a]	693,350

	Total Diversified REITS	14,327,915

Financials (3.7%)
2,800	Financial Select Sector SPDR Fund	35,336
34,088	iShares Cohen & Steers Realty Majors Index Fund	1,506,008
130,604	iShares Dow Jones U.S. Real Estate Index Fund	4,862,387
31,188	SPDR DJ Wilshire International Real Estate ETF[a]	844,571

	Total Financials	7,248,302

Foreign (0.8%)
214,000	Brookfield Properties Corporation	1,654,220

	Total Foreign	1,654,220

Hotels, Resorts & Cruise Lines (0.7%)
74,020	Starwood Hotels & Resorts Worldwide, Inc.	1,324,958

	Total Hotels, Resorts & Cruise Lines	1,324,958

Industrial REITS (4.8%)
118,863	AMB Property Corporation	2,783,771
196,153	DCT Industrial Trust, Inc.[a]	992,534
25,200	EastGroup Properties, Inc.	896,616
25,100	First Potomac Realty Trust	233,430
327,350	ProLogis Trust	4,546,892

	Total Industrial REITS	9,453,243

Mortgage REITS (0.2%)
24,300	Annaly Capital Management, Inc.	385,641
7,000	MFA Mortgage Investments, Inc.	41,230

	Total Mortgage REITS	426,871

Office REITS (15.8%)
53,000	Alexandria Real Estate Equities, Inc.	3,198,020
90,007	BioMed Realty Trust, Inc.	1,054,882
159,000	Boston Properties, Inc.	8,745,000
133,685	Brandywine Realty Trust	1,030,711
88,530	Corporate Office Properties Trust[a]	2,717,871
117,375	Digital Realty Trust, Inc.[a]	3,855,769
113,600	Douglas Emmett, Inc.[a]	1,483,616
133,000	Duke Realty Corporation[a]	1,457,680
67,300	Highwoods Properties, Inc.	1,841,328
26,000	HRPT Properties Trust	87,620
51,815	Kilroy Realty Corporation	1,733,730
36,489	Lexington Corporate Properties Trust	182,445
81,875	Mack-Cali Realty Corporation	2,005,937
72,393	SL Green Realty Corporation[a]	1,874,979

	Total Office REITS	31,269,588

Residential REITS (16.5%)
54,350	American Campus Communities, Inc.	1,113,088
99,457	Apartment Investment & Management Company[a]	1,148,728
112,000	AvalonBay Communities, Inc.	6,784,960
67,000	BRE Properties, Inc.[a]	1,874,660
80,000	Camden Property Trust	2,507,200
23,700	Equity Lifestyle Properties, Inc.	909,132
289,388	Equity Residential REIT	8,629,550
51,300	Essex Property Trust, Inc.	3,937,275
45,000	Home Properties, Inc.[a]	1,827,000
42,412	Mid-America Apartment Communities, Inc.[a]	1,576,030
44,575	Post Properties, Inc.	735,488
115,500	UDR, Inc.[a]	1,592,745

	Total Residential REITS	32,635,856

Retail REITS (22.4%)
36,015	Acadia Realty Trust	513,934
63,797	CBL & Associates Properties, Inc.[a]	414,681
131,800	Developers Diversified Realty Corporation	643,184
15,075	Equity One, Inc.[a]	266,827
98,000	Federal Realty Investment Trust	6,083,840
280,907	General Growth Properties, Inc.[a]	362,370
38,000	Inland Real Estate Corporation	493,240
268,050	Kimco Realty Corporation	4,899,954
111,516	Macerich Company[a]	2,025,131
94,000	National Retail Properties, Inc.[a]	1,615,860
30,950	Realty Income Corporation[a]	716,492
113,000	Regency Centers Corporation	5,277,100
285,500	Simon Property Group, Inc.	15,168,615
54,200	Tanger Factory Outlet Centers, Inc.[a]	2,039,004
91,000	Taubman Centers, Inc.	2,316,860
62,800	Weingarten Realty Investors[a]	1,299,332

	Total Retail REITS	44,136,424

Specialized REITS (22.5%)
94,400	DiamondRock Hospitality Company[a]	478,608
32,970	Entertainment Properties Trust[a]	982,506
103,500	Extra Space Storage, Inc.	1,068,120
197,200	Health Care Property Investors, Inc.[a]	5,476,244
84,500	Health Care REIT, Inc.[a]	3,565,900
50,075	Healthcare Realty Trust, Inc.[a]	1,175,761
50,000	Hospitality Properties Trust	743,500
565,056	Host Hotels & Resorts, Inc.	4,277,474
53,038	LaSalle Hotel Properties[a]	586,070
9,000	LTC Properties, Inc.	182,520
115,000	Nationwide Health Properties, Inc.[a]	3,302,800
64,000	Omega Healthcare Investors, Inc.	1,022,080
43,071	Plum Creek Timber Company, Inc.	1,496,287
144,648	Public Storage, Inc.	11,499,516
9,300	Rayonier, Inc. REIT	291,555
111,156	Senior Housing Property Trust	1,991,915
40,947	Sunstone Hotel Investors, Inc.	253,462

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (94.7%)	Value
Specialized REITS (22.5%) - continued
181,759	Ventas, Inc.	$6,101,650

	Total Specialized REITS	44,495,968

	Total Common Stock (cost $287,270,225)	186,973,345

Principal Amount	Long-Term Fixed Income (1.5%)	Value
Asset-Backed Securities (0.2%)
	Residential Funding Mortgage Securities
462,799	4.470%, 7/25/2018[b]	422,318

	Total Asset-Backed Securities	422,318

Collateralized Mortgage Obligations (1.2%)
	Commercial Mortgage Acceptance Corporation
388,583	7.030%, 6/15/2031	387,149
	Countrywide Home Loans, Inc.
413,601	5.528%, 3/20/2036	346,960
364,810	Deutsche Alt-A Securities Mortgage Loan Trust 0.551%, 1/26/2009[c]	347,337
	Deutsche Alt-A Securities, Inc.
389,748	5.888%, 6/25/2036	313,150
	Impac Secured Assets Corporation
386,651	0.581%, 1/26/2009[c]	357,137
	J.P. Morgan Alternative Loan Trust
611,832	0.551%, 1/25/2009[c]	572,410

	Total Collateralized Mortgage Obligations	2,324,143

Commercial Mortgage-Backed Securities (0.1%)
139,756	Banc of America Commercial Mortgage, Inc. 4.875%, 6/10/2039	138,478

	Total Commercial Mortgage- Backed Securities	138,478

	Total Long-Term Fixed Income (cost $2,966,794)	2,884,939

Shares	Collateral Held for Securities Loaned (14.4%)	Value
28,447,323	Thrivent Financial Securities Lending Trust	28,447,323

	Total Collateral Held for Securities Loaned (cost $28,447,323)	28,447,323

Shares	Short-Term Investments (3.2%)	Value
6,360,905	Thrivent Money Market Portfolio	6,360,905

	Total Short-Term Investments (at amortized cost)	6,360,905

	Total Investments (cost $325,045,247) 113.8%	$224,666,512

	Other Assets and Liabilities, Net (13.8%)	(27,246,805)

	Total Net Assets 100.0%	$197,419,707

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

b	All or a portion of the security is insured or guaranteed.

c	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Definitions:

REIT -	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

ETF -	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,422,701
Gross unrealized depreciation	(103,307,253)

Net unrealized appreciation (depreciation)	$(100,884,552)
Cost for federal income tax purposes	$325,551,064

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Real Estate Securities Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$221,781,573	$—
Level 2	2,884,939	—
Level 3	—	—

Totals (Level 1,2,3)	$224,666,512	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$—	$83,184,639	$76,823,734	6,360,905	$6,360,905	$258,695
Thrivent Financial Securities Lending Trust	140,131,373	624,714,553	736,398,603	28,447,323	28,447,323	731,956
Total Value and Income Earned	140,131,373				34,808,228	990,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (96.4%)	Value
Consumer Discretionary (0.5%)
600	Vivendi Universal SA	$19,556

	Total Consumer Discretionary	19,556

Electric Utilities (38.1%)
2,800	AES Tiete SA	17,830
2,400	Allegheny Energy, Inc.	81,264
2,300	American Electric Power Company, Inc.	76,544
5,500	British Energy Group plc	61,635
500	CEZ	21,271
1,900	Companhia Energetica de Minas Gerais ADR	26,106
600	CP&L Energy, Inc.	23,442
2,800	DPL, Inc.	63,952
8,000	Duke Energy Corporation	120,080
1,300	E.ON AG	51,047
1,000	Edison International, Inc.	32,120
1,100	Energias do Brasil SA	10,661
1,800	Entergy Corporation	149,634
2,800	Exelon Corporation	155,708
2,500	FirstEnergy Corporation	121,450
3,800	FPL Group, Inc.	191,254
2,100	ITC Holdings Corporation	91,728
1,600	Northeast Utilities	38,496
200	Pepco Holdings, Inc.	3,552
4,400	PPL Corporation	135,036
4,600	Southern Company	170,200
1,600	Tractebel Energia SA	12,727

	Total Electric Utilities	1,655,737

Energy (5.9%)
200	CONSOL Energy, Inc.	5,716
600	Devon Energy Corporation	39,426
1,600	El Paso Corporation	12,528
500	EOG Resources, Inc.	33,290
945	GDF Suez	46,907
600	Range Resources Corporation	20,634
200	RWE AG	17,763
700	Southwestern Energy Company[a]	20,279
1,000	Spectra Energy Corporation	15,740
3,100	Williams Companies, Inc.	44,888

	Total Energy	257,171

Gas Utilities (4.4%)
5,500	Centrica plc	21,175
1,600	Equitable Resources, Inc.	53,680
800	New Jersey Resources Corporation	31,480
2,100	Questar Corporation	68,649
700	UGI Corporation	17,094

	Total Gas Utilities	192,078

Independent Power Producers & Energy Traders (5.8%)
700	Constellation Energy Group, Inc.	17,563
16,400	Dynegy, Inc.[a]	32,800
5,200	International Power plc	18,121
7,000	NRG Energy, Inc.[a]	163,310
700	Ormat Technologies, Inc.	22,309

	Total Independent Power Producers & Energy Traders	254,103

Industrials (1.5%)
4,400	Iberdrola SA	41,015
1,100	Quanta Services, Inc.[a]	21,780

	Total Industrials	62,795

Information Technology (0.4%)
300	Itron, Inc.[a]	19,122

	Total Information Technology	19,122

Integrated Telecommunication Services (16.8%)
7,000	AT&T, Inc.	199,500
1,700	Deutsche Telekom AG	25,703
1,200	France Telecom SA	33,447
3,800	Frontier Communications Corporation	33,212
900	Global Village Telecom Holding SAa	9,791
2,100	Koninklijke (Royal) KPN NV	30,530
26,100	Qwest Communications International, Inc.	95,004
3,600	Telefonica SA	81,258
6,000	Verizon Communications, Inc.	203,400
2,100	Windstream Corporation	19,320

	Total Integrated Telecommunication Services	731,165

Multi-Utilities (14.6%)
400	Ameren Corporation	13,304
6,800	CMS Energy Corporation	68,680
1,200	Consolidated Edison, Inc.	46,716
2,000	Dominion Resources, Inc.	71,680
400	Electricite de France	23,265
1,800	National Grid plc	17,787
900	NSTAR	32,841
2,600	PG&E Corporation	100,646
6,400	Public Service Enterprise Group, Inc.	186,688
700	Sempra Energy	29,841
1,000	Wisconsin Energy Corporation	41,980

	Total Multi-Utilities	633,428

Water Utilities (2.9%)
100	American States Water Company	3,298
1,100	American Water Works Company, Inc.	22,968
1,600	Aqua America, Inc.	32,944
600	California Water Service Group	27,858
1,900	Cia de Saneamento de Minas Gerais	15,326
700	Companhia de Saneamento Basico do Estado de Sao Paulo	8,333
3,400	Northumbrian Water Group plc	11,638
250	Suez Environnement SAa	4,222
10	Suez Lyonnaise des Eaux	485

	Total Water Utilities	127,072

Wireless Telecommunication Services (5.5%)
1,500	America Movil SA de CV ADR	46,485
1,100	American Tower Corporation[a]	32,252
900	Manitoba Telecom Services, Inc.	26,231

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (96.4%)	Value
Wireless Telecommunication Services (5.5%) - continued
900	Rogers Communications, Inc.	$27,072
1,900	SBA Communications Corporation[a]	31,008
3,800	Vodafone Group plc ADR	77,672

	Total Wireless Telecommunication Services	240,720

	Total Common Stock (cost $5,316,967)	4,192,947

Shares	Short-Term Investments (12.9%)	Value
562,032	Thrivent Money Market Portfolio	562,032

	Total Short-Term Investments (at amortized cost)	562,032

	Total Investments (cost $5,878,999) 109.3%	$4,754,979

	Other Assets and Liabilities, Net (9.3%)	(402,928)

	Total Net Assets 100.0%	$4,352,051

a	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$53,666
Gross unrealized depreciation	(1,207,768)

Net unrealized appreciation (depreciation)	$(1,154,102)
Cost for federal income tax purposes	$5,909,081

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Utilities Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$4,228,154	($55)
Level 2	526,825	—
Level 3	—	—

Totals (Level 1,2,3)	$4,754,979	($55)

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2008

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	19,180	1/2/2009 - 1/6/2009	$8,041	$8,225	$184
British Pound	3,727	1/2/2009 - 1/6/2009	5,408	5,358	(50)
EURO	17,742	1/2/2009 - 1/6/2009	24,851	24,662	(189)
Total Foreign Currency Forward Contracts Purchases			$38,300	$38,245	($55)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($55)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Utilities Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$2,454,343	$1,892,311	562,032	$562,032	$4,125
Total Value and Income Earned	—				562,032	4,125

†	Partner Utilities Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (93.4%)	Value
Consumer Discretionary (11.7%)
25,480	Aeropostale, Inc.[a]	$410,228
32,510	Buckle, Inc.[b]	709,368
20,820	Capella Education Company[a]	1,223,383
93,890	Centex Corporation	998,990
57,470	Collective Brands, Inc.[a]	673,548
77,020	D.R. Horton, Inc.	544,531
19,980	Deckers Outdoor Corporation[a,b]	1,595,803
75,840	Hibbett Sports, Inc.[a]	1,191,446
78,710	Interactive Data Corporation	1,940,989
28,680	Scientific Games Corporation[a]	503,047
89,710	Texas Roadhouse, Inc.[a]	695,253
41,740	True Religion Apparel, Inc.[a]	519,246
80,130	WMS Industries, Inc.[a]	2,155,497

	Total Consumer Discretionary	13,161,329

Consumer Staples (2.1%)
25,130	Flowers Foods, Inc.	612,167
33,290	Green Mountain Coffee Roasters, Inc.[a,b]	1,288,323
23,750	United Natural Foods, Inc.[a]	423,225

	Total Consumer Staples	2,323,715

Energy (5.0%)
41,460	Arena Resources, Inc.[a]	1,164,611
16,760	Carbo Ceramics, Inc.	595,483
27,980	Carrizo Oil & Gas, Inc.[a]	450,478
39,970	Complete Production Services, Inc.[a]	325,755
39,780	Concho Resources, Inc.[a]	907,780
22,960	Core Laboratories NVb	1,374,386
27,260	Goodrich Petroleum Corporation[a,b]	816,437

	Total Energy	5,634,930

Financials (4.7%)
52,340	Dime Community Bancshares	696,122
22,710	Eaton Vance Corporation	477,137
14,410	Greenhill & Company, Inc.[b]	1,005,386
22,470	Home Properties, Inc.[b]	912,282
31,930	PrivateBancorp, Inc.[b]	1,036,448
12,960	Stifel Financial Corporation[a]	594,216
14,020	Tanger Factory Outlet Centers, Inc.[b]	527,432

	Total Financials	5,249,023

Health Care (24.8%)
37,890	Acorda Therapeutics, Inc.[a]	777,124
39,230	Alexion Pharmaceuticals, Inc.[a]	1,419,734
51,090	Amedisys, Inc.[a,b]	2,112,061
29,840	Auxilium Pharmaceuticals, Inc.[a]	848,650
15,440	Chemed Corporation	614,049
19,510	Cougar Biotechnology, Inc.[a,b]	507,260
68,080	Eclipsys Corporation[a]	966,055
50,690	Endo Pharmaceutical Holdings, Inc.[a]	1,311,857
35,110	Haemonetics Corporation[a]	1,983,715
54,320	ICON plc ADR[a]	1,069,561
19,580	Immucor, Inc.[a]	520,436
21,780	Myriad Genetics, Inc.[a]	1,443,143
43,310	NuVasive, Inc.[a,b]	1,500,691
33,150	Onyx Pharmaceuticals, Inc.[a]	1,132,404
30,120	OSI Pharmaceuticals, Inc.[a]	1,176,186
11,750	Owens & Minor, Inc.	442,387
85,780	PAREXEL International Corporation[a]	832,924
20,400	Perrigo Company[b]	659,124
42,780	Psychiatric Solutions, Inc.[a,b]	1,191,423
64,010	Thoratec Corporation[a]	2,079,685
18,200	United Therapeutics Corporation[a]	1,138,410
36,640	West Pharmaceutical Services, Inc.[b]	1,383,893
88,810	Wright Medical Group, Inc.[a,b]	1,814,388
37,560	Xenoport, Inc.[a]	942,005

	Total Health Care	27,867,165

Industrials (17.3%)
42,210	Aecom Technology Corporation[a]	1,297,113
14,130	Clean Harbors, Inc.[a]	896,407
36,870	Diana Shipping, Inc.	470,461
21,330	ESCO Technologies, Inc.[a]	873,464
30,980	Genesee & Wyoming, Inc.[a]	944,890
34,080	Huron Consulting Group, Inc.[a]	1,951,762
124,160	Kforce, Inc.[a]	953,549
33,180	Landstar System, Inc.	1,275,107
83,450	Mobile Mini, Inc.[a,b]	1,203,349
51,030	Navigant Consulting, Inc.[a,b]	809,846
44,470	Orbital Sciences Corporation[a,b]	868,499
35,750	RBC Bearings, Inc.[a]	725,010
23,480	Teledyne Technologies, Inc.[a]	1,046,034
47,540	Tetra Tech, Inc.[a]	1,148,091
34,440	UAL Corporation	379,529
13,270	Valmont Industries, Inc.	814,247
37,020	Wabtec Corporation	1,471,545
33,180	Waste Connections, Inc.[a]	1,047,493
14,700	Watsco, Inc.[b]	564,480
16,100	Watson Wyatt Worldwide, Inc.	769,902

	Total Industrials	19,510,778

Information Technology (22.3%)
82,680	Ariba, Inc.[a,b]	596,123
85,340	AsiaInfo Holdings, Inc.[a]	1,010,426
81,010	Atheros Communications, Inc.[a]	1,159,253
67,050	Cavium Networks, Inc.[a,b]	704,695
68,500	Comscore, Inc.[a]	873,375
11,820	Comtech Telecommunications Corporation[a]	541,592
42,150	Concur Technologies, Inc.[a]	1,383,363
39,700	F5 Networks, Inc.[a]	907,542
84,410	Fairchild Semiconductor International, Inc.[a]	412,765
62,269	Gartner, Inc.[a]	1,110,256
79,320	Interwoven, Inc.[a]	999,432
14,500	Itron, Inc.[a]	924,230
50,970	Microsemi Corporation[a]	644,261
45,460	Net 1 UEPS Technology, Inc.[a]	622,802
109,640	Novellus Systems, Inc.[a]	1,352,958
99,690	Omniture, Inc.[a,b]	1,060,702
76,610	Plexus Corporation[a]	1,298,539
253,890	PMC-Sierra, Inc.[a]	1,233,905
71,160	Polycom, Inc.[a]	961,372
38,570	Semtech Corporation[a]	434,684
51,724	Sybase, Inc.[a]	1,281,203
26,050	Synaptics, Inc.[a,b]	431,388
55,570	TiVo, Inc.[a]	397,881
42,260	Ultratech, Inc.[a]	505,430

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (93.4%)	Value
Information Technology (22.3%) - continued
50,090	Varian Semiconductor Equipment Associates, Inc.[a]	$907,631
43,480	Verigy, Ltd.[a]	418,278
53,050	VistaPrint, Ltd.[a,b]	987,260
60,940	Vocus, Inc.[a,b]	1,109,717
54,350	Websense, Inc.[a]	813,620

	Total Information Technology	25,084,683

Materials (3.0%)
12,170	Compass Minerals International, Inc.	713,892
20,830	Greif, Inc.	696,347
33,650	Koppers Holdings, Inc.	727,513
40,630	Olin Corporation	734,590
12,640	Schnitzer Steel Industries, Inc.	475,896

	Total Materials	3,348,238

Telecommunications Services (1.1%)
28,250	Leap Wireless International, Inc.[a,b]	759,642
18,350	NTELOS Holdings Corporation	452,511

	Total Telecommunications Services	1,212,153

Utilities (1.4%)
37,040	ITC Holdings Corporation[b]	1,617,907

	Total Utilities	1,617,907

	Total Common Stock (cost $125,685,799)	105,009,921

Shares	Collateral Held for Securities Loaned (17.1%)	Value
19,195,880	Thrivent Financial Securities Lending Trust	19,195,880

	Total Collateral Held for Securities Loaned (cost $19,195,880)	19,195,880

Shares or Principal Amount	Short-Term Investments (6.4%)[c]	Value
	Federal National Mortgage Association Discount Notes
700,000	0.400%, 5/14/2009[d]	698,972
6,507,240	Thrivent Money Market Portfolio	6,507,240

	Total Short-Term Investments (at amortized cost)	7,206,212

	Total Investments (cost $152,087,891) 116.9%	$131,412,013

	Other Assets and Liabilities, Net (16.9%)	(18,951,091)

	Total Net Assets 100.0%	$112,460,922

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	At December 31, 2008, $698,972 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,301,065
Gross unrealized depreciation	(26,029,562)

Net unrealized appreciation (depreciation)	$(22,728,497)
Cost for federal income tax purposes	$154,140,510

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Small Cap Growth Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$130,713,041	$541,568
Level 2	698,972	—
Level 3	—	—
Totals (Level 1,2,3)	$131,412,013	$541,568

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
Russell 2000 Index Mini-Futures	114	March 2009	$5,134,493	$5,676,061	$541,568
Total Futures					$541,568

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$2,133,198	$102,785,637	$98,411,595	6,507,240	$6,507,240	$172,005
Thrivent Financial Securities Lending Trust	71,604,282	185,885,789	238,294,191	19,195,880	19,195,880	688,096
Total Value and Income Earned	73,737,480				25,703,120	860,101

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Consumer Discretionary (12.6%)
153,300	Aaron Rents, Inc.	$4,080,846
49,700	Cavco Industries, Inc.[a]	1,336,433
73,000	Corinthian Colleges, Inc.[a]	1,195,010
39,000	Courier Corporation	698,100
45,400	CSS Industries, Inc.	805,396
76,500	Dixie Group, Inc.[a]	117,045
60,400	Dorman Products, Inc.[a]	797,280
95,200	Drew Industries, Inc.[a,b]	1,142,400
68,000	Fred’s, Inc.	731,680
80,000	Haverty Furniture Companies, Inc.[b]	746,400
49,600	M/I Homes, Inc.[b]	522,784
65,000	MarineMax, Inc.[a,b]	220,350
40,000	Matthews International Corporation	1,467,200
80,000	Men’s Wearhouse, Inc.[b]	1,083,200
80,000	Meritage Homes Corporation[a,b]	973,600
103,000	Orient Express Hotels, Ltd.[b]	788,980
69,200	Pool Corporation[b]	1,243,524
72,100	Saga Communications, Inc.[a]	118,965
141,000	Shiloh Industries, Inc.	423,000
51,200	Stanley Furniture Company, Inc.[b]	405,504
68,000	Steak n Shake Company[a,b]	404,600
154,500	Stein Mart, Inc.[a,b]	174,585
47,900	Steven Madden, Ltd.[a]	1,021,228
108,000	Winnebago Industries, Inc.[b]	651,240

	Total Consumer Discretionary	21,149,350

Consumer Staples (2.2%)
260,000	Alliance One International, Inc.[a]	764,400
45,300	Casey’s General Stores, Inc.	1,031,481
42,000	Nash Finch Company	1,885,380

	Total Consumer Staples	3,681,261

Energy (4.0%)
13,300	Atwood Oceanics, Inc.[a]	203,224
45,400	Carbo Ceramics, Inc.	1,613,062
65,900	Hercules Offshore, Inc.[a,b]	313,025
195,000	Mariner Energy, Inc.[a]	1,989,000
175,000	NGAS Resources, Inc.[a,b]	287,000
57,300	TETRA Technologies, Inc.[a]	278,478
61,000	Whiting Petroleum Corporation[a]	2,041,060

	Total Energy	6,724,849

Financials (19.8%)
190,000	Ares Capital Corporation[b]	1,202,700
66,000	Cascade Bancorp[b]	445,500
131,500	Cedar Shopping Centers, Inc.	931,020
125,605	East West Bancorp, Inc.[b]	2,005,912
37,000	Employers Holdings, Inc.	610,500
120,000	First Opportunity Fund, Inc.	610,800
89,200	Glacier Bancorp, Inc.	1,696,584
71,000	Gladstone Capital Corporation[b]	574,390
69,300	Hatteras Financial Corporation	1,843,380
119,000	Hercules Technology Growth Capital, Inc.[b]	942,480
61,800	Home Bancshares, Inc.[b]	1,665,510
20,000	iShares Russell 2000 Value Fund	983,400
58,200	JMP Group, Inc.[b]	323,010
115,000	Kite Realty Group Trust	639,400
61,000	LaSalle Hotel Properties[b]	674,050
4,050	Markel Corporation[a]	1,210,950
93,500	Max Re Capital, Ltd.	1,654,950
95,700	Meadowbrook Insurance Group, Inc.	616,308
58,300	National Interstate Corporation[b]	1,041,821
36,000	Parkway Properties, Inc.	648,000
158,800	PennantPark Investment Corporation	573,268
36,000	Piper Jaffray Companies[a]	1,431,360
61,500	Potlatch Corporation	1,599,615
75,500	ProAssurance Corporation[a]	3,984,890
47,000	Provident Bankshares Corporation[b]	454,020
37,000	Redwood Trust, Inc.[b]	551,670
53,000	Sandy Spring Bancorp, Inc.	1,156,990
54,000	Seabright Insurance Holdings[a]	633,960
120,000	Strategic Hotel Capital, Inc.[b]	201,600
48,500	SVB Financial Group[a,b]	1,272,155
51,500	Wintrust Financial Corporation	1,059,355

	Total Financials	33,239,548

Health Care (6.5%)
18,500	Analogic Corporation	504,680
42,200	Angiodynamics, Inc.[a]	577,718
7,000	Atrion Corporation	679,700
402,000	Lexicon Pharmaceuticals, Inc.[a,b]	562,800
103,000	Momenta Pharmaceuticals, Inc.[a,b]	1,194,800
33,500	National Healthcare Corporation[b]	1,696,440
81,100	Owens & Minor, Inc.	3,053,415
68,200	Triple-S Management Corporation[a,b]	784,300
50,800	West Pharmaceutical Services, Inc.[b]	1,918,716

	Total Health Care	10,972,569

Industrials (25.1%)
27,000	A.O. Smith Corporation	797,040
129,700	Accuride Corporation[a]	29,831
83,000	Alaska Air Group, Inc.[a]	2,427,750
29,000	Ameron International Corporation	1,824,680
52,900	Applied Industrial Technologies, Inc.	1,000,868
33,500	Astec Industries, Inc.[a]	1,049,555
155,000	Beacon Roofing Supply, Inc.[a,b]	2,151,400
55,700	Belden, Inc.[b]	1,163,016
72,000	C&D Technologies, Inc.[a,b]	225,360
32,000	Cascade Corporation	955,520
47,000	Circor International, Inc.	1,292,500
93,700	Comfort Systems USA, Inc.	993,220
66,800	Dollar Thrifty Automotive Group, Inc.[a,b]	72,812
99,600	Electro Rent Corporation	1,111,536
16,200	Franklin Electric Company, Inc.[b]	455,382
22,900	FTI Consulting, Inc.[a]	1,023,172
59,000	G & K Services, Inc.	1,192,980
65,600	Genesee & Wyoming, Inc.[a]	2,000,800
83,800	Gibraltar Industries, Inc.	1,000,572
48,500	Greenbrier Companies, Inc.[b]	333,195
64,000	Hub Group, Inc.[a]	1,697,920
60,500	IDEX Corporation	1,461,075
85,000	Insituform Technologies, Inc.[a]	1,673,650
40,800	Kaman Corporation	739,704
190,000	Kforce, Inc.[a]	1,459,200
The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Industrials (25.1%) - continued
66,500	Kirby Corporation[a]	$1,819,440
89,000	McGrath Rentcorp	1,901,040
58,900	Navigant Consulting, Inc.[a]	934,743
52,000	Nordson Corporation[b]	1,679,080
25,913	School Specialty, Inc.[a,b]	495,456
78,000	Sterling Construction Company, Inc.[a]	1,446,120
49,000	Universal Forest Products, Inc.	1,318,590
147,500	Vitran Corporation, Inc.[a]	914,500
52,500	Waste Connections, Inc.[a]	1,657,425
81,000	Woodward Governor Company	1,864,620

	Total Industrials	42,163,752

Information Technology (10.4%)
202,900	Acme Packet, Inc.[a,b]	1,067,254
130,000	Advanced Energy Industries, Inc.[a]	1,293,500
121,100	Ariba, Inc.[a,b]	873,131
37,000	ATMI, Inc.[a]	570,910
101,500	Brooks Automation, Inc.[a]	589,715
28,000	Cabot Microelectronics Corporation[a]	729,960
68,000	Catapult Communications Corporation[a]	446,760
53,000	Cymer, Inc.[a]	1,161,230
163,000	GSI Group, Inc.[a]	93,269
45,000	Littelfuse, Inc.[a]	747,000
77,000	Methode Electronics, Inc.	518,980
205,400	MPS Group, Inc.[a]	1,546,662
131,000	Palm, Inc.[a,b]	402,170
91,000	Progress Software Corporation[a]	1,752,660
760,000	Safeguard Scientifics, Inc.[a]	524,400
67,100	SPSS, Inc.[a]	1,809,016
38,000	Standard Microsystems Corporation[a]	620,920
80,400	StarTek, Inc.[a]	357,780
92,300	Symyx Technologies, Inc.[a]	548,262
69,000	Synnex Corporation[a,b]	781,770
84,000	Vignette Corporation[a]	790,440
53,300	Xyratex, Ltd.[a]	157,235
403,900	Zarlink Semiconductor, Inc.[a,b]	98,753

	Total Information Technology	17,481,777

Materials (9.2%)
45,400	Airgas, Inc.	1,770,146
66,000	AMCOL International Corporation[b]	1,382,700
99,400	American Vanguard Corporation[b]	1,162,980
81,800	AptarGroup, Inc.	2,882,632
62,500	Arch Chemicals, Inc.	1,629,375
61,000	Carpenter Technology Corporation	1,252,940
26,471	Clearwater Paper Corporation[a,b]	222,092
13,800	Deltic Timber Corporation	631,350
57,900	Innospec, Inc.	341,031
25,400	Minerals Technologies, Inc.	1,038,860
143,000	Myers Industries, Inc.[b]	1,144,000
170,000	Wausau Paper Corporation	1,944,800

	Total Materials	15,402,906

Telecommunications Services (0.9%)
395,000	Kratos Defense & Security Solutions, Inc.[a]	553,000
120,000	Premiere Global Services, Inc.[a]	1,033,200

	Total Telecommunications Services	1,586,200

Utilities (6.4%)
76,000	Black Hills Corporation	2,048,960
108,500	Cleco Corporation[b]	2,477,055
66,300	El Paso Electric Company[a]	1,199,367
43,000	Empire District Electric Company[b]	756,800
67,200	Southwest Gas Corporation	1,694,784
43,000	UniSource Energy Corporation	1,262,480
49,000	Vectren Corporation	1,225,490

	Total Utilities	10,664,936

	Total Common Stock (cost $221,074,965)	163,067,148

Shares	Preferred Stock (1.0%)	Value
Financials (0.5%)
820	East West Bancorp, Inc.	883,550

	Total Financials	883,550

Health Care (0.5%)
55,300	National Healthcare Corporation, Convertible	726,089

	Total Health Care	726,089

	Total Preferred Stock (cost $1,560,341)	1,609,639

Shares	Collateral Held for Securities Loaned (16.0%)	Value
26,942,036	Thrivent Financial Securities Lending Trust	26,942,036

	Total Collateral Held for Securities Loaned (cost $26,942,036)	26,942,036

Shares	Short-Term Investments (1.7%)	Value
2,927,734	Thrivent Money Market Portfolio	2,927,734

	Total Short-Term Investments (at amortized cost)	2,927,734

	Total Investments (cost $252,505,076) 115.8%	$194,546,557

	Other Assets and Liabilities, Net (15.8%)	(26,615,757)

	Total Net Assets 100.0%	$167,930,800

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,442,616
Gross unrealized depreciation	(69,255,481)

Net unrealized appreciation (depreciation)	$(58,812,865)
Cost for federal income tax purposes	$253,359,422

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Small Cap Value Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$193,663,007	$—
Level 2	883,550	—
Level 3	—	—

Totals (Level 1,2,3)	$194,546,557	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$6,994,893	$45,374,989	$49,442,148	2,927,734	$2,927,734	$200,603
Thrivent Financial Securities Lending Trust	59,125,971	196,692,296	228,876,231	26,942,036	26,942,036	584,582
Total Value and Income Earned	66,120,864				29,869,770	785,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Consumer Discretionary (14.5%)
52,700	99 Cents Only Stores[a]	$576,011
64,600	Aaron Rents, Inc.	1,719,652
18,700	American Public Education, Inc.[a]	695,453
15,100	Apollo Group, Inc.[a]	1,156,962
232,800	ArvinMeritor, Inc.[b]	663,480
62,600	Bally Technologies, Inc.[a]	1,504,278
38,400	BorgWarner, Inc.	835,968
41,800	Burger King Holdings, Inc.	998,184
68,900	Career Education Corporation[a]	1,236,066
77,500	Carter’s, Inc.[a]	1,492,650
52,500	CEC Entertainment, Inc.[a]	1,273,125
7,200	Deckers Outdoor Corporation[a,b]	575,064
39,400	Dollar Tree, Inc.[a]	1,646,920
12,900	Family Dollar Stores, Inc.	336,303
74,500	Fred’s, Inc.	801,620
115,200	Gentex Corporation	1,017,216
184,800	Hot Topic, Inc.[a]	1,713,096
67,800	Interactive Data Corporation	1,671,948
75,200	Jack in the Box, Inc.[a]	1,661,168
98,100	Lennar Corporation	850,527
58,200	Meritage Homes Corporation[a,b]	708,294
56,100	Monro Muffler Brake, Inc.	1,430,550
43,500	O’Reilly Automotive, Inc.[a]	1,337,190
31,400	Panera Bread Company[a,b]	1,640,336
37,300	Penn National Gaming, Inc.[a]	797,474
46,200	PetMed Express, Inc.[a]	814,506
19,800	Priceline.com, Inc.[a]	1,458,270
121,000	Pulte Homes, Inc.	1,322,530
52,600	Red Robin Gourmet Burgers, Inc.[a]	885,258
39,500	Ross Stores, Inc.	1,174,335
299,200	Shuffle Master, Inc.[a,b]	1,484,032
16,200	Steiner Leisure, Ltd.[a]	478,224
3,300	Strayer Education, Inc.	707,553
75,400	Toll Brothers, Inc.[a]	1,615,822
25,700	Tractor Supply Company[a]	928,798
19,400	Tupperware Corporation	440,380
77,400	WMS Industries, Inc.[a]	2,082,060

	Total Consumer Discretionary	41,731,303

Consumer Staples (2.7%)
32,842	Calavo Growers, Inc.[b]	377,683
6,000	Chattem, Inc.[a,b]	429,180
27,700	Diamond Foods, Inc.	558,155
41,000	Fresh Del Monte Produce, Inc.[a]	919,220
37,000	Green Mountain Coffee Roasters, Inc.[a,b]	1,431,900
24,600	J.M. Smucker Company	1,066,656
31,300	Nash Finch Company	1,405,057
57,300	Omega Protein Corporation[a]	229,773
44,300	Pantry, Inc.[a]	950,235
7,700	Ralcorp Holdings, Inc.[a]	449,680

	Total Consumer Staples	7,817,539

Energy (3.9%)
32,800	Forest Oil Corporation[a]	540,872
72,300	Frontier Oil Corporation	913,149
224,800	Global Industries, Ltd.[a,b]	784,552
26,100	Oceaneering International, Inc.[a]	760,554
94,400	Oil States International, Inc.[a]	1,764,336
20,900	Penn Virginia Corporation	542,982
84,497	Petrohawk Energy Corporation[a]	1,320,688
39,800	Petroleum Development Corporation[a]	957,986
36,000	Range Resources Corporation	1,238,040
51,500	Union Drilling, Inc.[a]	267,285
20,800	Whiting Petroleum Corporation[a]	695,968
39,100	World Fuel Services Corporation	1,446,700

	Total Energy	11,233,112

Financials (21.9%)
42,600	American Campus Communities, Inc.	872,448
27,900	American Capital Agency Corporation	595,944
46,500	American Financial Group, Inc.	1,063,920
91,300	Amerisafe, Inc.[a]	1,874,389
72,400	Aspen Insurance Holdings, Ltd.	1,755,700
55,200	Bank of the Ozarks, Inc.[b]	1,636,128
49,800	Brown & Brown, Inc.	1,040,820
58,600	Cathay General Bancorp[b]	1,391,750
40,200	Community Bank System, Inc.	980,478
53,600	Corporate Office Properties Trust	1,645,520
11,700	Delphi Financial Group, Inc.	215,748
106,700	East West Bancorp, Inc.	1,703,999
61,200	Fidelity National Financial, Inc.	1,086,300
83,400	First Cash Financial Services, Inc.[a]	1,589,604
59,700	First Commonwealth Financial Corporation[b]	739,086
27,100	First Midwest Bancorp, Inc.	541,187
83,200	First Niagara Financial Group, Inc.	1,345,344
48,000	FirstMerit Corporation	988,320
22,400	Glacier Bancorp, Inc.	426,048
40,200	Hanover Insurance Group, Inc.	1,727,394
18,700	Harleysville Group, Inc.	649,451
53,000	Hatteras Financial Corporation	1,409,800
63,300	HCC Insurance Holdings, Inc.	1,693,275
49,500	Home Bancshares, Inc.	1,334,025
30,500	Infinity Property & Casualty Corporation	1,425,265
102,200	Inland Real Estate Corporation	1,326,556
91,800	Investors Real Estate Trust	983,178
55,100	IPC Holdings, Ltd.	1,647,490
36,700	iShares Russell Microcap Index Fund[b]	1,168,895
164,000	MFA Mortgage Investments, Inc.	965,960
374,600	MGIC Investment Corporation[b]	1,303,608
58,200	National Penn Bancshares, Inc.	844,482
100,700	Nelnet, Inc.	1,443,031
66,100	NewAlliance Bancshares, Inc.	870,537
160,700	Ocwen Financial Corporation[a]	1,475,226
34,900	Old National Bancorp	633,784
15,200	PartnerRe, Ltd.	1,083,304
52,000	Platinum Underwriters Holdings, Ltd.	1,876,160
29,100	Portfolio Recovery Associates, Inc.[a,b]	984,744
26,600	ProAssurance Corporation[a]	1,403,948
388,900	Radian Group, Inc.[b]	1,431,152
20,000	RenaissanceRe Holdings, Ltd.	1,031,200
24,100	RLI Corporation	1,473,956
59,518	Santander BanCorp	743,380
34,448	Senior Housing Property Trust	617,308
111,300	South Financial Group, Inc.[b]	480,816
105,000	Sterling Financial Corporation[b]	924,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Financials (21.9%) - continued
21,150	Stifel Financial Corporation[a]	$969,728
72,100	SWS Group, Inc.	1,366,295
60,000	Tower Group, Inc.	1,692,600
235,100	UCBH Holdings, Inc.[b]	1,617,488
24,000	Umpqua Holdings Corporation[b]	347,280
30,100	United Bankshares, Inc.[b]	999,922
21,500	United Fire & Casualty Company	668,005
36,400	Washington Real Estate Investment Trust[b]	1,030,120

	Total Financials	63,136,096

Health Care (7.4%)
19,600	Alexion Pharmaceuticals, Inc.[a]	709,324
57,000	AMERIGROUP Corporation[a]	1,682,640
40,700	ArthroCare Corporation[a,b]	194,139
48,976	BioMarin Pharmaceutical, Inc.[a,b]	871,773
6,000	Bio-Rad Laboratories, Inc.[a]	451,860
16,400	Cephalon, Inc.[a,b]	1,263,456
9,900	Chemed Corporation	393,723
23,200	Emergency Medical Services Corporation[a]	849,352
44,800	Greatbatch, Inc.[a]	1,185,408
19,800	Haemonetics Corporation[a]	1,118,700
83,200	Healthspring, Inc.[a]	1,661,504
41,600	HMS Holding Corporation[a]	1,311,232
27,500	ICU Medical, Inc.[a]	911,350
14,100	Lincare Holdings, Inc.[a]	379,713
8,900	Martek Biosciences Corporation[a]	269,759
20,200	Masimo Corporation[a]	602,566
16,800	Myriad Genetics, Inc.[a,b]	1,113,168
7,300	NuVasive, Inc.[a,b]	252,945
22,700	Owens & Minor, Inc.	854,655
82,600	Par Pharmaceutical Companies, Inc.[a]	1,107,666
62,500	PSS World Medical, Inc.[a,b]	1,176,250
21,400	Shire Pharmaceuticals Group plc ADR	958,292
8,000	United Therapeutics Corporation[a]	500,400
20,300	West Pharmaceutical Services, Inc.[b]	766,731
40,200	Wright Medical Group, Inc.[a,b]	821,286

	Total Health Care	21,407,892

Industrials (20.1%)
68,300	AAON, Inc.	1,426,104
79,500	AAR Corporation[a]	1,463,595
22,200	Actuant Corporation	422,244
37,400	Acuity Brands, Inc.	1,305,634
28,900	Aecom Technology Corporation[a]	888,097
38,800	Alaska Air Group, Inc.[a]	1,134,900
11,300	Allegiant Travel Company[a,b]	548,841
40,400	Applied Industrial Technologies, Inc.	764,368
39,700	Astec Industries, Inc.[a]	1,243,801
53,600	Beacon Roofing Supply, Inc.[a]	743,968
25,700	Brady Corporation	615,515
84,900	Briggs & Stratton Corporation[b]	1,493,391
22,000	Carlisle Companies, Inc.	455,400
58,200	Comfort Systems USA, Inc.	616,920
54,000	Consolidated Graphics, Inc.[a]	1,222,560
83,500	Continental Airlines, Inc.[a,b]	1,508,010
42,400	Cubic Corporation	1,153,280
26,100	Curtiss-Wright Corporation	871,479
139,100	Delta Air Lines, Inc.[a]	1,594,086
67,900	EMCOR Group, Inc.[a]	1,522,997
10,100	EnPro Industries, Inc.[a]	217,554
30,400	Esterline Technologies Corporation[a]	1,151,856
59,100	General Cable Corporation[a]	1,045,479
11,300	Genesee & Wyoming, Inc.[a]	344,650
82,000	Geo Group, Inc.[a]	1,478,460
37,700	Gorman-Rupp Company	1,173,224
38,400	Granite Construction, Inc.[b]	1,686,912
92,900	Griffon Corporation[a]	866,757
18,700	Huron Consulting Group, Inc.[a]	1,070,949
47,700	IDEX Corporation	1,151,955
73,800	Insituform Technologies, Inc.[a]	1,453,122
27,600	Jacobs Engineering Group, Inc.[a]	1,327,560
27,800	JB Hunt Transport Services, Inc.[b]	730,306
50,900	Kaydon Corporation	1,748,415
35,800	Knight Transportation, Inc.	577,096
35,100	Ladish Company, Inc.[a]	486,135
17,400	Landstar System, Inc.	668,682
34,200	Lennox International, Inc.	1,104,318
7,400	Moog, Inc.[a]	270,618
10,300	MSC Industrial Direct Company, Inc.	379,349
38,800	Navigant Consulting, Inc.[a]	615,756
153,400	Oshkosh Corporation	1,363,726
14,000	Pentair, Inc.	331,380
52,900	Regal-Beloit Corporation[b]	2,009,671
14,700	Roper Industries, Inc.	638,127
47,300	Shaw Group, Inc.[a]	968,231
53,600	Simpson Manufacturing Company, Inc.[b]	1,487,936
74,900	Sterling Construction Company, Inc.[a]	1,388,646
33,000	Teledyne Technologies, Inc.[a]	1,470,150
56,400	Terex Corporation[a]	976,848
80,900	Tredegar Corporation	1,470,762
118,100	UAL Corporation[b]	1,301,462
46,600	URS Corporation[a]	1,899,882
17,000	Watsco, Inc.[b]	652,800
21,300	Watson Wyatt Worldwide, Inc.	1,018,566
18,800	Woodward Governor Company	432,776

	Total Industrials	57,955,306

Information Technology (17.8%)
316,800	Adaptec, Inc.[a]	1,045,440
58,100	Akamai Technologies, Inc.[a]	876,729
31,700	ANSYS, Inc.[a]	884,113
22,800	Arrow Electronics, Inc.[a]	429,552
104,500	AsiaInfo Holdings, Inc.[a]	1,237,280
201,800	Atmel Corporation[a]	631,634
88,100	Avocent Corporation[a]	1,577,871
65,500	Benchmark Electronics, Inc.[a,b]	836,435
196,661	BigBand Networks, Inc.[a]	1,085,569
25,400	BMC Software, Inc.[a]	683,514
42,400	Cabot Microelectronics Corporation[a]	1,105,368
9,900	CACI International, Inc.[a]	446,391
81,000	Cogent, Inc.[a]	1,099,170
137,242	Compuware Corporation[a]	926,383
28,000	Comtech Telecommunications Corporation[a]	1,282,960
81,700	CSG Systems International, Inc.[a]	1,427,299

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Information Technology (17.8%) - continued
61,900	DTS, Inc.[a,b]	$1,135,865
163,000	EarthLink, Inc.[a]	1,101,880
47,100	EMS Technologies, Inc.[a]	1,218,477
85,200	EPIQ Systems, Inc.[a]	1,423,692
55,900	F5 Networks, Inc.[a]	1,277,874
108,405	FormFactor, Inc.[a,b]	1,582,713
35,300	Hittite Microwave Corporation[a]	1,039,938
45,400	Informatica Corporation[a]	623,342
8,316	Itron, Inc.[a]	530,062
135,100	Knot, Inc.[a]	1,124,032
34,600	Lam Research Corporation[a]	736,288
53,400	Loral Space & Communications, Inc.[a]	775,902
60,300	Mercadolibre, Inc.[a]	989,523
103,000	Methode Electronics, Inc.	694,220
85,500	MKS Instruments, Inc.[a]	1,264,545
70,000	Monolithic Power Systems, Inc.[a]	882,700
43,500	NCI, Inc.[a]	1,310,655
218,300	ON Semiconductor Corporation[a]	742,220
62,100	Parametric Technology Corporation[a]	785,565
29,900	Perot Systems Corporation[a]	408,733
76,600	Plexus Corporation[a]	1,298,370
102,869	PMC-Sierra, Inc.[a]	499,943
83,500	QLogic Corporation[a]	1,122,240
30,400	Rogers Corporation[a]	844,208
198,200	S1 Corporation[a]	1,563,798
31,700	Shanda Interactive Entertainment, Ltd.[a]	1,025,812
35,800	Skyworks Solutions, Inc.[a]	198,332
29,300	Solera Holdings, Inc.[a]	706,130
60,600	Sybase, Inc.[a]	1,501,062
70,200	Sykes Enterprises, Inc.[a]	1,342,224
54,300	Synopsys, Inc.[a]	1,005,636
177,100	TeleCommunication Systems, Inc.[a]	1,521,289
96,600	TIBCO Software, Inc.[a]	501,354
31,600	Transmeta Corporation[a,b]	575,120
30,500	Trimble Navigation, Ltd.[a]	659,105
48,500	Varian Semiconductor Equipment Associates, Inc.[a]	878,820
96,500	Zoran Corporation[a]	659,095

	Total Information Technology	51,126,472

Materials (5.7%)
18,600	Airgas, Inc.	725,214
12,600	AptarGroup, Inc.	444,024
14,200	Bemis Company, Inc.	336,256
50,900	Carpenter Technology Corporation	1,045,486
45,800	Eagle Materials, Inc.	843,178
26,700	FMC Corporation	1,194,291
24,200	Greif, Inc.	809,006
37,200	Pactiv Corporation[a]	925,536
49,200	Pan American Silver Corporation[a]	839,844
28,800	Rock-Tenn Company	984,384
13,600	Royal Gold, Inc.	669,256
22,600	RPM International, Inc.	300,354
30,500	Schweitzer-Mauduit International, Inc.	610,610
49,700	Scotts Miracle-Gro Company	1,477,084
13,200	SPDR Gold Trust[a]	1,142,460
137,600	Steel Dynamics, Inc.	1,538,368
31,900	Texas Industries, Inc.[b]	1,100,550
129,100	Wausau Paper Corporation	1,476,904

	Total Materials	16,462,805

Telecommunications Services (0.5%)
10,800	CenturyTel, Inc.[b]	295,164
49,300	NTELOS Holdings Corporation	1,215,738

	Total Telecommunications Services	1,510,902

Utilities (2.6%)
66,000	Aqua America, Inc.[b]	1,358,940
44,900	Avista Corporation	870,162
26,900	El Paso Electric Company[a]	486,621
31,600	IDACORP, Inc.	930,620
41,500	Mirant Corporation[a]	783,105
31,300	New Jersey Resources Corporation	1,231,655
13,000	Piedmont Natural Gas Company, Inc.[b]	411,710
10,400	South Jersey Industries, Inc.	414,440
38,100	UGI Corporation	930,402

	Total Utilities	7,417,655

	Total Common Stock (cost $284,783,941)	279,799,082

Shares	Collateral Held for Securities Loaned (9.8%)	Value
28,172,401	Thrivent Financial Securities Lending Trust	28,172,401

	Total Collateral Held for Securities Loaned (cost $28,172,401)	28,172,401

Shares or Principal Amount	Short-Term Investments (2.4%)[c]	Value
1,000,000	Federal National Mortgage Association Discount Notes 0.400%, 5/14/2009	998,532
5,893,633	Thrivent Money Market Portfolio	5,893,633

	Total Short-Term Investments (at amortized cost)	6,892,165

	Total Investments (cost $319,848,507) 109.3%	$314,863,648

	Other Assets and Liabilities, Net (9.3%)	(26,803,923)

	Total Net Assets 100.0%	$288,059,725

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,366,129
Gross unrealized depreciation	(37,569,939)

Net unrealized appreciation (depreciation)	($20,203,810)
Cost for federal income tax purposes	$335,067,458

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Small Cap Stock Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$313,865,116	$—
Level 2	998,532	—
Level 3	—	—

Totals (Level 1,2,3)	$314,863,648	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$27,636,194	$181,532,263	$203,274,824	5,893,633	$5,893,633	$611,359
Thrivent Financial Securities Lending Trust	92,358,545	309,291,999	373,478,143	28,172,401	28,172,401	1,095,235
Total Value and Income Earned	119,994,739				34,066,034	1,706,594

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.6%)	Value
Consumer Discretionary (13.0%)
7,000	4Kids Entertainment, Inc.[a]	$13,720
31,175	Aaron Rents, Inc.	829,878
10,300	AH Belo Corporation	22,454
15,400	Arbitron, Inc.	204,512
7,000	Arctic Cat, Inc.[b]	33,530
11,900	ATC Technology Corporation[a]	174,097
10,900	Audiovox Corporation[a]	54,609
6,800	Bassett Furniture Industries, Inc.	22,780
12,600	Big 5 Sporting Goods Corporation	65,646
8,500	Blue Nile, Inc.[a,b]	208,165
24,625	Brown Shoe Company, Inc.	208,574
51,100	Brunswick Corporation[b]	215,131
13,650	Buckle, Inc.[b]	297,843
10,300	Buffalo Wild Wings, Inc.[a,b]	264,195
23,000	Cabela’s, Inc.[a,b]	134,090
14,100	California Pizza Kitchen, Inc.[a]	151,152
8,200	Capella Education Company[a]	481,832
32,800	Carter’s, Inc.[a]	631,728
17,200	Cato Corporation	259,720
13,225	CEC Entertainment, Inc.[a]	320,706
45,400	Champion Enterprises, Inc.[a]	25,424
12,300	Charlotte Russe Holding, Inc.[a]	79,827
14,000	Children’s Place Retail Stores, Inc.[a]	303,520
20,725	Christopher & Banks Corporation	116,060
31,800	CKE Restaurants, Inc.[b]	276,024
16,500	Coinstar, Inc.[a]	321,915
13,100	Cracker Barrel Old Country Store, Inc.	269,729
48,400	Crocs, Inc.[a,b]	60,016
7,600	Deckers Outdoor Corporation[a,b]	607,012
9,000	DineEquity, Inc.[b]	104,040
26,200	Dress Barn, Inc.[a,b]	281,388
11,300	Drew Industries, Inc.[a,b]	135,600
17,033	E.W. Scripps Company[b]	37,643
16,750	Ethan Allen Interiors, Inc.[b]	240,697
31,993	Finish Line, Inc.	179,161
25,937	Fossil, Inc.[a]	433,148
23,350	Fred’s, Inc.	251,246
11,200	Genesco, Inc.[a,b]	189,504
13,600	Group 1 Automotive, Inc.[b]	146,472
16,900	Gymboree Corporation[a]	440,921
10,900	Haverty Furniture Companies, Inc.[b]	101,697
16,550	Hibbett Sports, Inc.[a,b]	260,001
36,000	Hillenbrand, Inc.	600,480
25,475	Hot Topic, Inc.[a]	236,153
23,000	HSN, Inc.[a]	167,210
33,900	Iconix Brand Group, Inc.[a,b]	331,542
23,000	Interval Leisure Group, Inc.[a]	123,970
33,100	Jack in the Box, Inc.[a]	731,179
16,100	JAKKS Pacific, Inc.[a]	332,143
14,830	Jo-Ann Stores, Inc.[a]	229,717
10,575	Joseph A. Bank Clothiers, Inc.[a,b]	276,536
15,700	K-Swiss, Inc.	178,980
7,300	Landry’s Restaurants, Inc.[b]	84,680
30,100	La-Z-Boy, Inc.[b]	65,317
9,700	Lithia Motors, Inc.[b]	31,622
45,500	Live Nation, Inc.[a,b]	261,170
55,200	Liz Claiborne, Inc.	143,520
8,200	M/I Homes, Inc.[b]	86,428
11,000	Maidenform Brands, Inc.[a]	111,650
12,400	Marcus Corporation	201,252
10,800	MarineMax, Inc.[a]	36,612
30,100	Men’s Wearhouse, Inc.[b]	407,554
17,800	Meritage Homes Corporation[a,b]	216,626
8,200	Midas, Inc.[a]	86,018
6,700	Monarch Casino & Resort, Inc.[a]	78,055
10,600	Movado Group, Inc.	99,534
13,500	Multimedia Games, Inc.[a]	32,130
2,800	National Presto Industries, Inc.	215,600
13,100	Nautilus Group, Inc.[a]	28,951
17,200	NutriSystem, Inc.[b]	250,948
12,500	O’Charley’s, Inc.	25,000
44,200	OfficeMax, Inc.	337,688
8,000	Oxford Industries, Inc.[b]	70,160
13,900	P.F. Chang’s China Bistro, Inc.[a,b]	291,066
17,800	Panera Bread Company[a,b]	929,872
12,600	Papa John’s International, Inc.[a]	232,218
7,000	Peet’s Coffee & Tea, Inc.[a]	162,750
26,000	Pep Boys - Manny, Moe & Jack	107,380
6,900	Perry Ellis International, Inc.[a]	43,746
13,800	PetMed Express, Inc.[a]	243,294
34,900	Pinnacle Entertainment, Inc.[a,b]	268,032
18,800	Polaris Industries, Inc.[b]	538,620
27,912	Pool Corporation[b]	501,579
4,500	Pre-Paid Legal Services, Inc.[a]	167,805
74,000	Quiksilver, Inc.[a]	136,160
10,100	RC2 Corporation[a]	107,767
9,100	Red Robin Gourmet Burgers, Inc.[a]	153,153
30,800	Ruby Tuesday, Inc.[a]	48,048
9,900	Russ Berrie and Company, Inc.[a]	29,403
11,300	Ruth’s Chris Steak House, Inc.[a]	15,594
32,425	Shuffle Master, Inc.[a,b]	160,828
19,400	Skechers USA, Inc.[a]	248,708
4,000	Skyline Corporation	79,960
16,400	Sonic Automotive, Inc.[b]	65,272
35,152	Sonic Corporation[a]	427,800
19,100	Spartan Motors, Inc.[b]	90,343
22,200	Stage Stores, Inc.	183,150
8,300	Stamps.com, Inc.[a]	81,589
7,000	Standard Motor Products, Inc.	24,220
53,900	Standard Pacific Corporation[a,b]	95,942
16,717	Steak n Shake Company[a,b]	99,466
14,900	Stein Mart, Inc.[a,b]	16,837
11,400	Sturm, Ruger & Company, Inc.[a]	68,058
13,600	Superior Industries International, Inc.[b]	143,072
29,900	Texas Roadhouse, Inc.[a]	231,725
23,300	Ticketmaster Entertainment, Inc.[a]	149,586
18,500	Tractor Supply Company[a,b]	668,590
10,700	True Religion Apparel, Inc.[a]	133,108
17,900	Tuesday Morning Corporation[a]	29,177
14,500	Tween Brands, Inc.[a]	62,640
8,400	UniFirst Corporation	249,396
8,200	Universal Electronic Inc.[a]	133,004
12,600	Universal Technical Institute, Inc.[a,b]	216,342
9,300	Volcom, Inc.[a]	101,370
17,000	Winnebago Industries, Inc.[b]	102,510
29,100	WMS Industries, Inc.[a]	782,790
28,500	Wolverine World Wide, Inc.	599,640
18,600	Zale Corporation[a,b]	61,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.6%)	Value
Consumer Discretionary (13.0%) - continued
11,800	Zumiez, Inc.[a,b]	$87,910

	Total Consumer Discretionary	24,905,290

Consumer Staples (3.5%)
51,900	Alliance One International, Inc.[a]	152,586
10,600	Andersons, Inc.[b]	174,688
5,900	Boston Beer Company, Inc.[a]	167,560
7,400	Cal-Maine Foods, Inc.[b]	212,380
29,600	Casey’s General Stores, Inc.	673,992
41,500	Central Garden & Pet Company[a]	244,850
11,000	Chattem, Inc.[a,b]	786,830
47,700	Darling International, Inc.[a]	261,873
9,600	Diamond Foods, Inc.	193,440
17,700	Great Atlantic & Pacific Tea Company, Inc.[a,b]	110,979
10,100	Green Mountain Coffee Roasters, Inc.[a,b]	390,870
23,500	Hain Celestial Group, Inc.[a]	448,615
8,200	J & J Snack Foods Corporation	294,216
18,400	Lance, Inc.	422,096
9,200	Mannatech, Inc.[b]	22,540
7,500	Nash Finch Company	336,675
10,100	Sanderson Farms, Inc.	349,056
12,800	Spartan Stores, Inc.	297,600
18,300	TreeHouse Foods, Inc.[a,b]	498,492
25,000	United Natural Foods, Inc.[a,b]	445,500
9,670	WD-40 Company	273,564

	Total Consumer Staples	6,758,402

Energy (4.2%)
32,400	Atwood Oceanics, Inc.[a]	495,072
13,600	Basic Energy Services, Inc.[a]	177,344
16,900	Bristow Group, Inc.[a,b]	452,751
11,900	Carbo Ceramics, Inc.	422,807
17,500	Dril-Quip, Inc.[a]	358,925
8,400	Gulf Island Fabrication, Inc.	121,044
23,700	Holly Corporation	432,051
13,500	Hornbeck Offshore Services, Inc.[a]	220,590
52,100	Input/Output, Inc.[a]	178,703
8,700	Lufkin Industries, Inc.	300,150
15,200	Matrix Service Company[a]	116,584
11,900	NATCO Group, Inc.[a]	180,642
29,000	Oil States International, Inc.[a]	542,010
24,300	Penn Virginia Corporation	631,314
8,600	Petroleum Development Corporation[a]	207,002
25,300	PetroQuest Energy, Inc.[a,b]	171,028
29,200	Pioneer Drilling Company[a]	162,644
11,650	SEACOR Holdings, Inc.[a]	776,472
36,200	St. Mary Land & Exploration Company	735,222
20,300	Stone Energy Corporation[a]	223,706
9,700	Superior Well Services, Inc.[a]	97,000
17,900	Swift Energy Company[a,b]	300,899
43,650	TETRA Technologies, Inc.[a]	212,139
17,000	World Fuel Services Corporation	629,000

	Total Energy	8,145,099

Financials (21.0%)
18,900	Acadia Realty Trust	269,703
3,900	American Physicians Capital, Inc.	187,590
10,200	Amerisafe, Inc.[a]	209,406
10,600	Anchor BanCorp Wisconsin, Inc.[b]	29,256
28,200	Bank Mutual Corporation	325,428
4,840	BankAtlantic Bancorp, Inc.[b]	28,072
46,800	BioMed Realty Trust, Inc.	548,496
37,200	Boston Private Financial Holdings, Inc.	254,448
34,100	Brookline Bancorp, Inc.	363,165
16,400	Cascade Bancorp[b]	110,700
16,900	Cash America International, Inc.	462,215
26,000	Cedar Shopping Centers, Inc.	184,080
16,800	Central Pacific Financial Corporation	168,672
28,000	Colonial Properties Trust[b]	233,240
10,600	Columbia Banking System, Inc.	126,458
19,100	Community Bank System, Inc.	465,849
18,200	Corus Bankshares, Inc.[b]	20,202
24,065	Delphi Financial Group, Inc.	443,759
52,600	DiamondRock Hospitality Company	266,682
15,375	Dime Community Bancshares	204,488
37,100	East West Bancorp, Inc.	592,487
14,700	EastGroup Properties, Inc.	523,026
19,100	Entertainment Properties Trust	569,180
49,800	Extra Space Storage, Inc.	513,936
14,950	Financial Federal Corporation	347,886
44,200	First BanCorp[b]	492,388
15,000	First Cash Financial Services, Inc.[a]	285,900
42,900	First Commonwealth Financial Corporation[b]	531,102
18,600	First Financial Bancorp	230,454
12,200	First Financial Bankshares, Inc.[b]	673,562
28,412	First Midwest Bancorp, Inc.	567,388
34,200	Flagstar Bancorp, Inc.[a]	24,282
20,900	Forestar Real Estate Group, Inc.[a]	198,968
31,100	Franklin Street Properties Corporation	458,725
27,500	Frontier Financial Corporation[b]	119,900
34,900	Glacier Bancorp, Inc.[b]	663,798
10,500	Greenhill & Company, Inc.[b]	732,585
63,600	Guaranty Financial Group, Inc.[a,b]	165,996
13,900	Hancock Holding Company[b]	631,894
21,700	Hanmi Financial Corporation	44,702
7,800	Home Bancshares, Inc.	210,210
18,800	Home Properties, Inc.[b]	763,280
8,400	Independent Bank Corporation/MA	219,744
11,165	Independent Bank Corporation/MIb	24,116
8,400	Infinity Property & Casualty Corporation	392,532
33,700	Inland Real Estate Corporation	437,426
25,200	Investment Technology Group, Inc.[a]	572,544
11,100	Irwin Financial Corporation[a]	14,319
19,300	Kilroy Realty Corporation	645,778
19,900	Kite Realty Group Trust	110,644
30,700	LaBranche & Company, Inc.[a]	147,053
23,900	LaSalle Hotel Properties[b]	264,095
42,800	Lexington Corporate Properties Trust	214,000
13,500	LTC Properties, Inc.	273,780
38,700	Medical Properties Trust, Inc.[b]	244,197

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.6%)	Value
Financials (21.0%) - continued
16,400	Mid-America Apartment Communities, Inc.[b]	$609,424
13,000	Nara Bancorp, Inc.	127,790
23,200	National Financial Partners	70,528
46,600	National Penn Bancshares, Inc.	676,166
45,600	National Retail Properties, Inc.[b]	783,864
7,800	Navigators Group, Inc.[a]	428,298
38,700	Old National Bancorp	702,792
24,800	optionsXpress Holdings, Inc.[b]	331,328
9,000	Parkway Properties, Inc.	162,000
23,000	Pennsylvania Real Estate Investment Trust[b]	171,350
8,700	Piper Jaffray Companies[a]	345,912
9,000	Portfolio Recovery Associates, Inc.[a,b]	304,560
25,700	Post Properties, Inc.	424,050
12,600	Presidential Life Corporation	124,614
16,000	PrivateBancorp, Inc.[b]	519,360
19,500	ProAssurance Corporation[a]	1,029,210
24,000	Prosperity Bancshares, Inc.	710,160
19,664	Provident Bankshares Corporation[b]	189,954
8,800	PS Business Parks, Inc.	393,008
15,800	Rewards Network, Inc.[a]	40,922
10,400	RLI Corporation	636,064
13,700	S&T Bancorp, Inc.[b]	486,350
9,600	Safety Insurance Group, Inc.	365,376
30,700	Selective Insurance Group, Inc.	703,951
66,700	Senior Housing Property Trust	1,195,264
20,600	Signature Bank[a]	591,014
43,100	South Financial Group, Inc.[b]	186,192
12,900	Sovran Self Storage, Inc.[b]	464,400
10,600	Sterling Bancorp	148,718
42,700	Sterling Bancshares, Inc.	259,616
30,315	Sterling Financial Corporation[b]	266,772
10,500	Stewart Information Services Corporation	246,645
14,900	Stifel Financial Corporation[a]	683,165
50,200	Susquehanna Bancshares, Inc.[b]	798,682
15,926	SWS Group, Inc.	301,798
18,400	Tanger Factory Outlet Centers, Inc.[b]	692,208
3,900	Tompkins Financial Corporation	226,005
11,900	Tower Group, Inc.	335,699
18,700	Tradestation Group, Inc.[a]	120,615
44,282	TrustCo Bank Corporation NYb	421,122
64,700	UCBH Holdings, Inc.[b]	445,136
17,100	UMB Financial Corporation	840,294
35,000	Umpqua Holdings Corporation[b]	506,450
22,000	United Bankshares, Inc.[b]	730,840
23,774	United Community Banks, Inc.[b]	322,851
13,100	United Fire & Casualty Company	407,017
12,500	Urstadt Biddle Properties	199,125
37,400	Whitney Holding Corporation	598,026
11,400	Wilshire Bancorp, Inc.	103,512
13,900	Wintrust Financial Corporation	285,923
9,412	World Acceptance Corporation[a,b]	185,981
21,700	Zenith National Insurance Corporation	685,069

	Total Financials	40,388,956

Health Care (13.6%)
12,700	Abaxis, Inc.[a,b]	203,581
6,300	Air Methods Corporation[a]	100,737
15,733	Amedisys, Inc.[a,b]	650,402
42,700	American Medical Systems Holdings, Inc.[a,b]	383,873
30,800	AMERIGROUP Corporation[a]	909,216
19,000	AMN Healthcare Services, Inc.[a]	160,740
18,250	AmSurg Corporation[a]	425,955
7,800	Analogic Corporation	212,784
16,500	ArQule, Inc.[a,b]	69,630
15,500	ArthroCare Corporation[a,b]	73,935
17,100	Cambrex Corporation[a]	79,002
22,300	Catalyst Health Solutions, Inc.[a]	543,005
25,000	Centene Corporation[a]	492,750
13,000	Chemed Corporation	517,010
16,950	CONMED Corporation[a]	405,783
26,200	Cooper Companies, Inc.	429,680
4,700	Corvel Corporation[a]	103,306
18,000	Cross Country Healthcare, Inc.[a]	158,220
16,350	CryoLife, Inc.[a]	158,759
33,200	Cubist Pharmaceuticals, Inc.[a]	802,112
13,500	Cyberonics, Inc.[a,b]	223,695
7,900	Datascope Corporation	412,696
10,500	Dionex Corporation[a]	470,925
31,800	Eclipsys Corporation[a]	451,242
18,997	Enzo Biochem, Inc.[a]	92,895
16,800	Gentiva Health Services, Inc.[a]	491,568
13,300	Greatbatch, Inc.[a]	351,918
14,700	Haemonetics Corporation[a]	830,550
29,000	Healthspring, Inc.[a]	579,130
19,600	Healthways, Inc.[a]	225,008
14,600	HMS Holding Corporation[a]	460,192
7,400	ICU Medical, Inc.[a,b]	245,236
41,075	Immucor, Inc.[a]	1,091,773
11,500	Integra LifeSciences Holdings Corporation[a,b]	409,055
18,800	Invacare Corporation	291,776
19,300	inVentiv Health, Inc.[a]	222,722
7,700	Kendle International, Inc.[a]	198,044
6,800	Kensey Nash Corporation[a]	131,988
5,500	Landauer, Inc.	403,150
10,850	LCA-Vision, Inc.	44,594
8,600	LHC Group, Inc.[a]	309,600
23,500	Magellan Health Services, Inc.[a]	920,260
19,300	Martek Biosciences Corporation[a,b]	584,983
11,500	MedCath Corporation[a]	120,060
19,600	Mentor Corporation[b]	606,228
23,500	Meridian Bioscience, Inc.	598,545
16,300	Merit Medical Systems, Inc.[a]	292,259
8,200	Molina Healthcare, Inc.[a]	144,402
7,100	MWI Veterinary Supply, Inc.[a]	191,416
16,300	Natus Medical, Inc.[a]	211,085
14,600	Noven Pharmaceuticals, Inc.[a]	160,600
19,200	Odyssey Healthcare, Inc.[a]	177,600
18,200	Omnicell, Inc.[a]	222,222
10,500	Osteotech, Inc.[a]	17,745
24,100	Owens & Minor, Inc.	907,365
10,600	Palomar Medical Technologies, Inc.[a]	122,218
20,100	Par Pharmaceutical Companies, Inc.[a]	269,541
32,200	PAREXEL International Corporation[a]	312,662
26,600	Pediatrix Medical Group, Inc.[a]	843,220

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.6%)	Value
Health Care (13.6%) - continued
17,700	PharMerica Corporation[a]	$277,359
25,000	Phase Forward, Inc.[a]	313,000
35,200	PSS World Medical, Inc.[a,b]	662,464
36,600	Regeneron Pharmaceuticals, Inc.[a]	671,976
10,600	RehabCare Group, Inc.[a]	160,696
15,000	Res-Care, Inc.[a]	225,300
28,000	Salix Pharmaceuticals, Ltd.[a,b]	247,240
27,500	Savient Pharmaceuticals, Inc.[a]	159,225
8,900	SurModics, Inc.[a,b]	224,903
20,900	Symmetry Medical, Inc.[a]	166,573
19,400	Theragenics Corporation[a]	22,698
45,800	ViroPharma, Inc.[a]	596,316
19,000	West Pharmaceutical Services, Inc.[b]	717,630
12,200	Zoll Medical Corporation[a]	230,458

	Total Health Care	26,196,486

Industrials (18.7%)
13,200	A.O. Smith Corporation[b]	389,664
22,500	AAR Corporation[a]	414,225
25,700	ABM Industries, Inc.	489,585
28,300	Actuant Corporation	538,266
23,500	Acuity Brands, Inc.	820,385
12,800	Administaff, Inc.	276,992
15,600	Albany International Corporation	199,680
16,300	Apogee Enterprises, Inc.	168,868
21,250	Applied Industrial Technologies, Inc.	402,050
7,500	Applied Signal Technology, Inc.	134,550
14,800	Arkansas Best Corporation	445,628
11,400	Astec Industries, Inc.[a]	357,162
5,400	Axsys Technologies, Inc.[a]	296,244
26,900	Baldor Electric Company	480,165
25,100	Barnes Group, Inc.	363,950
27,025	Belden, Inc.[b]	564,282
15,800	Bowne & Company, Inc.	92,904
30,400	Brady Corporation	728,080
29,000	Briggs & Stratton Corporation[b]	510,110
15,400	C&D Technologies, Inc.[a,b]	48,202
5,000	Cascade Corporation	149,300
7,500	CDI Corporation	97,050
15,250	Ceradyne, Inc.[a]	309,728
10,000	Circor International, Inc.	275,000
29,600	CLARCOR, Inc.	982,128
6,600	Consolidated Graphics, Inc.[a]	149,424
9,100	Cubic Corporation	247,520
26,200	Curtiss-Wright Corporation	874,818
38,100	EMCOR Group, Inc.[a]	854,583
11,800	EnPro Industries, Inc.[a]	254,172
17,200	Esterline Technologies Corporation[a]	651,708
16,900	Forward Air Corporation[b]	410,163
11,100	G & K Services, Inc.	224,442
30,100	Gardner Denver, Inc.[a]	702,534
28,600	GenCorp, Inc.[a]	105,248
29,700	Geo Group, Inc.[a]	535,491
15,800	Gibraltar Industries, Inc.	188,652
28,330	Griffon Corporation[a]	264,319
25,125	Healthcare Services Group, Inc.	400,241
32,548	Heartland Express, Inc.	512,956
9,600	Heidrick & Struggles International, Inc.	206,784
21,900	Hub Group, Inc.[a]	581,007
14,200	II-VI, Inc.[a]	271,078
16,200	Insituform Technologies, Inc.[a]	318,978
32,800	Interface, Inc.	152,192
16,100	John Bean Technologies Corporation	131,537
14,900	Kaman Corporation	270,137
19,900	Kaydon Corporation[b]	683,565
31,100	Kirby Corporation[a]	850,896
33,350	Knight Transportation, Inc.[b]	537,602
30,500	Landstar System, Inc.	1,172,115
2,500	Lawson Products, Inc.	57,125
27,436	Lennox International, Inc.	885,908
7,050	Lindsay Manufacturing Company	224,120
9,800	Lydall, Inc.[a]	56,350
17,900	MagneTek, Inc.[a]	42,960
20,300	Mobile Mini, Inc.[a,b]	292,726
24,850	Moog, Inc.[a]	908,764
21,600	Mueller Industries, Inc.	541,728
11,600	NCI Building Systems, Inc.[a]	189,080
16,050	Old Dominion Freight Line, Inc.[a]	456,783
20,900	On Assignment, Inc.[a]	118,503
34,200	Orbital Sciences Corporation[a,b]	667,926
21,975	Quanex Building Products Corporation	205,906
18,800	Regal-Beloit Corporation	714,212
20,200	Robbins & Myers, Inc.	326,634
9,400	School Specialty, Inc.[a,b]	179,728
21,800	Simpson Manufacturing Company, Inc.[b]	605,168
33,200	SkyWest, Inc.	617,520
30,100	Spherion Corporation[a]	66,521
7,400	Standard Register Company	66,082
7,300	Standex International Corporation	144,832
20,900	Teledyne Technologies, Inc.[a]	931,095
34,906	Tetra Tech, Inc.[a]	842,980
20,700	Toro Company[b]	683,100
11,300	Tredegar Corporation	205,434
9,600	Triumph Group, Inc.	407,616
25,200	TrueBlue, Inc.[a]	241,164
13,700	United Stationers, Inc.[a,b]	458,813
9,800	Universal Forest Products, Inc.	263,718
10,200	Valmont Industries, Inc.	625,872
12,000	Viad Corporation	296,880
11,500	Vicor Corporation	76,015
7,500	Volt Information Sciences, Inc.[a]	54,225
18,000	Wabash National Corporation	81,000
16,450	Watsco, Inc.[b]	631,680
24,800	Watson Wyatt Worldwide, Inc.	1,185,936
17,000	Watts Water Technologies, Inc.	424,490

	Total Industrials	35,864,954

Information Technology (16.0%)
15,100	Actel Corporation[a]	176,972
71,100	Adaptec, Inc.[a]	234,630
19,100	Advanced Energy Industries, Inc.[a]	190,045
13,300	Agilysys, Inc.	57,057
17,400	Anixter International, Inc.[a,b]	524,088
71,623	Arris Group, Inc.[a,b]	569,403
18,700	ATMI, Inc.[a]	288,541
17,813	Avid Technology, Inc.[a]	194,340
60,100	Axcelis Technologies, Inc.[a]	30,651
8,100	Bankrate, Inc.[a,b]	307,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.6%)	Value
Information Technology (16.0%) - continued
6,800	Bel Fuse, Inc.	$144,160
37,950	Benchmark Electronics, Inc.[a,b]	484,621
10,300	Black Box Corporation	269,036
25,200	Blackbaud, Inc.	340,200
22,700	Blue Coat Systems, Inc.[a,b]	190,680
30,000	Brightpoint, Inc.[a]	130,500
37,007	Brooks Automation, Inc.[a]	215,011
13,600	Cabot Microelectronics Corporation[a]	354,552
17,400	CACI International, Inc.[a]	784,566
4,700	Catapult Communications Corporation[a]	30,879
22,600	Checkpoint Systems, Inc.[a]	222,384
31,200	CIBER, Inc.[a]	150,072
23,100	Cognex Corporation	341,880
13,600	Cohu, Inc.	165,240
14,400	Comtech Telecommunications Corporation[a]	659,808
24,700	Concur Technologies, Inc.[a]	810,654
20,400	CSG Systems International, Inc.[a]	356,388
19,700	CTS Corporation	108,547
40,525	CyberSource Corporation[a]	485,895
17,300	Cymer, Inc.[a]	379,043
84,400	Cypress Semiconductor Corporation[a]	377,268
20,000	Daktronics, Inc.[b]	187,200
23,200	DealerTrack Holdings, Inc.[a]	275,848
14,900	Digi International, Inc.[a]	120,839
18,950	Diodes, Inc.[a]	114,837
15,700	DSP Group, Inc.[a]	125,914
15,800	Electro Scientific Industries, Inc.[a]	107,282
8,900	EMS Technologies, Inc.[a]	230,243
34,900	Epicor Software Corporation[a,b]	167,520
20,700	EPIQ Systems, Inc.[a,b]	345,897
25,100	Exar Corporation[a]	167,417
9,800	Faro Technologies, Inc.[a]	165,228
21,600	FEI Company[a]	407,376
9,000	Forrester Research, Inc.[a]	253,890
14,100	Gerber Scientific, Inc.[a]	72,051
14,400	Gevity HR, Inc.	21,744
55,400	Harmonic, Inc.[a,b]	310,794
14,300	Heartland Payment Systems, Inc.[b]	250,250
11,200	Hittite Microwave Corporation[a]	329,952
13,400	Hutchinson Technology, Inc.[a,b]	46,632
51,100	Informatica Corporation[a]	701,603
20,100	InfoSpace, Inc.	151,755
26,675	Insight Enterprises, Inc.[a]	184,058
10,000	Integral Systems, Inc.[a]	120,500
26,000	Intermec, Inc.[a]	345,280
26,800	Interwoven, Inc.[a]	337,680
12,800	Intevac, Inc.[a]	64,896
20,100	Itron, Inc.[a]	1,281,174
25,500	J2 Global Communication, Inc.[a]	511,020
16,000	JDA Software Group, Inc.[a]	210,080
8,000	Keithley Instruments, Inc.	29,200
16,800	Knot, Inc.[a,b]	139,776
39,600	Kopin Corporation[a]	80,784
31,300	Kulicke and Soffa Industries, Inc.[a,b]	53,210
12,700	Littelfuse, Inc.[a]	210,820
10,200	LoJack Corporation[a]	42,024
14,100	Manhattan Associates, Inc.[a]	222,921
10,700	MAXIMUS, Inc.	375,677
13,300	Mercury Computer Systems, Inc.[a]	83,923
22,100	Methode Electronics, Inc.	148,954
28,100	Micrel, Inc.	205,411
46,800	MICROS Systems, Inc.[a]	763,776
47,200	Microsemi Corporation[a]	596,608
28,600	MKS Instruments, Inc.[a]	422,994
9,900	MTS Systems Corporation	263,736
20,600	NETGEAR, Inc.[a]	235,046
17,200	Network Equipment Technologies, Inc.[a]	49,536
21,000	Newport Corporation[a]	142,380
17,700	Novatel Wireless, Inc.[a]	82,128
11,950	Park Electrochemical Corporation[b]	226,572
10,700	PC TEL, Inc.	70,299
18,900	Perficient, Inc.[a]	90,342
15,000	Pericom Semiconductor Corporation[a]	82,200
16,800	Phoenix Technologies, Ltd.[a]	58,800
22,900	Plexus Corporation[a]	388,155
23,300	Progress Software Corporation[a]	448,758
10,500	Quality Systems, Inc.[b]	458,010
16,100	Radiant Systems, Inc.[a]	54,257
13,400	RadiSys Corporation[a]	74,102
10,600	Rogers Corporation[a]	294,362
17,900	Rudolph Technologies, Inc.[a]	63,187
15,400	ScanSource, Inc.[a]	296,758
96,600	Skyworks Solutions, Inc.[a]	535,164
16,300	Smith Micro Software, Inc.[a]	90,628
15,500	Sonic Solutions, Inc.[a,b]	27,280
10,600	SPSS, Inc.[a]	285,776
13,000	Standard Microsystems Corporation[a]	212,420
6,800	StarTek, Inc.[a]	30,260
11,800	Stratasys, Inc.[a,b]	126,850
7,500	Supertex, Inc.[a]	180,075
19,400	Sykes Enterprises, Inc.[a]	370,928
25,950	Symmetricom, Inc.[a]	102,502
19,600	Synaptics, Inc.[a,b]	324,576
11,000	Synnex Corporation[a]	124,630
45,150	Take-Two Interactive Software, Inc.[a]	341,334
17,800	Taleo Corporation[a]	139,374
24,000	Technitrol, Inc.	83,520
38,500	Tekelec, Inc.[a]	513,590
39,037	THQ, Inc.[a]	163,565
7,800	Tollgrade Communications, Inc.[a]	37,284
85,000	TriQuint Semiconductor, Inc.[a]	292,400
25,000	TTM Technologies, Inc.[a,b]	130,250
17,200	Tyler Technologies, Inc.[a]	206,056
13,700	Ultratech, Inc.[a]	163,852
47,700	United Online, Inc.	289,539
42,275	Varian Semiconductor Equipment Associates, Inc.[a,b]	766,023
18,800	Veeco Instruments, Inc.[a]	119,192
15,900	ViaSat, Inc.[a]	382,872
26,200	Websense, Inc.[a]	392,214
22,500	Wright Express Corporation[a]	283,500

	Total Information Technology	30,654,231

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.6%)	Value
Materials (3.9%)
15,300	A. Schulman, Inc.	$260,100
9,700	A.M. Castle & Company	105,051
13,100	AMCOL International Corporation	274,445
14,600	Arch Chemicals, Inc.	380,622
10,700	Balchem Corporation	266,537
11,900	Brush Engineered Materials, Inc.[a]	151,368
22,600	Buckeye Technologies, Inc.[a]	82,264
31,500	Calgon Carbon Corporation[a,b]	483,840
21,400	Century Aluminum Company[a]	214,000
6,600	Clearwater Paper Corporation[a]	55,374
6,200	Deltic Timber Corporation	283,650
25,300	Eagle Materials, Inc.	465,773
17,500	Georgia Gulf Corporation[b]	18,725
28,300	H.B. Fuller Company[b]	455,913
24,600	Headwaters, Inc.[a]	166,050
16,463	Myers Industries, Inc.	131,704
8,600	Neenah Paper, Inc.	76,024
7,200	NewMarket Corporation	251,352
5,300	Olympic Steel, Inc.	107,961
17,700	OM Group, Inc.[a]	373,647
6,600	Penford Corporation	66,792
54,000	PolyOne Corporation[a]	170,100
6,400	Quaker Chemical Corporation	105,280
22,200	Rock-Tenn Company	758,796
13,400	RTI International Metals, Inc.[a,b]	191,754
9,000	Schweitzer-Mauduit International, Inc.	180,180
4,300	Stepan Company	202,057
16,000	Texas Industries, Inc.[b]	552,000
28,500	Wausau Paper Corporation	326,040
12,650	Zep, Inc.	244,272

	Total Materials	7,401,671

Telecommunications Services (0.2%)
51,900	FairPoint Communications, Inc.[b]	170,232
25,800	General Communication, Inc.[a]	208,722

	Total Telecommunications Services	378,954

Utilities (5.5%)
15,533	ALLETE, Inc.	501,250
10,150	American States Water Company	334,747
53,100	Atmos Energy Corporation	1,258,470
31,800	Avista Corporation	616,284
6,700	Central Vermont Public Service Corporation	159,862
9,300	CH Energy Group, Inc.[b]	477,927
35,200	Cleco Corporation[b]	803,616
26,200	El Paso Electric Company[a]	473,958
12,900	Laclede Group, Inc.	604,236
24,650	New Jersey Resources Corporation	969,977
15,500	Northwest Natural Gas Company[b]	685,565
42,700	Piedmont Natural Gas Company, Inc.[b]	1,352,309
17,400	South Jersey Industries, Inc.[b]	693,390
25,700	Southwest Gas Corporation	648,154
14,766	UIL Holdings Corporation	443,423
20,700	UniSource Energy Corporation	607,752
	Total Utilities	10,630,920

	Total Common Stock (cost $224,801,031)	191,324,963

Shares	Collateral Held for Securities Loaned (23.1%)	Value
44,468,815	Thrivent Financial Securities Lending Trust	44,468,815
	Total Collateral Held for Securities Loaned (cost $44,468,815)	44,468,815
Shares or Principal Amount	Short-Term Investments (0.8%)[c]	Value
600,000	Federal National Mortgage Association Discount Notes 0.400%, 5/14/2009[d]	599,119
968,867	Thrivent Money Market Portfolio	968,867
	Total Short-Term Investments (at amortized cost)	1,567,986

	Total Investments (cost $270,837,832) 123.5%	$237,361,764

	Other Assets and Liabilities, Net (23.5%)	(45,168,143)

	Total Net Assets 100.0%	$192,193,621

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase. d At December 31, 2008, $599,119 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$38,423,542
Gross unrealized depreciation	(74,943,123)

Net unrealized appreciation (depreciation)	$(36,519,581)
Cost for federal income tax purposes	$273,881,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2008

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Small Cap Index Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$236,762,645	$103,236
Level 2	599,119	—
Level 3	—	—

Totals (Level 1,2,3)	$237,361,764	$103,236

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	45	March 2009	$2,137,314	$2,240,550	$103,236
Total Futures					$103,236

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$5,078,004	$57,663,691	$61,772,828	968,867	$968,867	$91,700
Thrivent Financial Securities
Lending Trust	111,638,911	255,580,954	322,751,050	44,468,815	44,468,815	1,241,878
Total Value and Income Earned	116,716,915				45,437,682	1,333,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2008

Shares	Common Stock (95.7%)	Value
Consumer Discretionary (20.9%)
38,500	Bed Bath & Beyond, Inc.[a]	$978,670
99,700	Burger King Holdings, Inc.	2,380,836
14,500	Central European Media Enterprises, Ltd.[a,b]	314,940
249,000	Chico’s FAS, Inc.[a,b]	1,040,820
260,200	Coldwater Creek, Inc.[a]	741,570
57,500	Corinthian Colleges, Inc.[a,b]	941,275
35,900	DeVry, Inc.	2,061,019
25,600	Discovery Communications, Inc.[a]	362,496
25,600	Discovery Communications, Inc., Class Ca	342,784
80,400	Gentex Corporation	709,932
129,100	Goodyear Tire & Rubber Company[a]	770,727
44,500	Jack in the Box, Inc.[a]	983,005
118,300	Leapfrog Enterprises, Inc.[a]	414,050
35,900	Marvel Entertainment, Inc.[a]	1,103,925
97,700	Quiksilver, Inc.[a]	179,768
16,900	Toll Brothers, Inc.[a]	362,167
91,900	WMS Industries, Inc.[a]	2,472,110
94,600	Zumiez, Inc.[a,b]	704,770

	Total Consumer Discretionary	16,864,864

Consumer Staples (1.2%)
41,300	Pepsi Bottling Group, Inc.	929,663

	Total Consumer Staples	929,663

Energy (7.7%)
37,100	Dril-Quip, Inc.[a]	760,921
29,500	Forest Oil Corporation[a]	486,455
27,600	Oil States International, Inc.[a]	515,844
51,400	Petrohawk Energy Corporation[a]	803,382
43,000	Sunoco, Inc.	1,868,780
40,400	Ultra Petroleum Corporation[a]	1,394,204
48,300	Willbros Group, Inc.[a]	409,101

	Total Energy	6,238,687

Financials (9.0%)
72,100	Hudson City Bancorp, Inc.	1,150,716
12,000	Intercontinental Exchange, Inc.[a]	989,280
31,200	Lazard, Ltd.	927,888
12,600	Northern Trust Corporation	656,964
47,100	T. Rowe Price Group, Inc.[b]	1,669,224
130,500	TD Ameritrade Holding Corporation[a]	1,859,625

	Total Financials	7,253,697

Health Care (5.4%)
81,200	Amylin Pharmaceuticals, Inc.[a,b]	881,020
18,000	Beckman Coulter, Inc.	790,920
26,600	Myriad Genetics, Inc.[a,b]	1,762,516
20,900	Shire Pharmaceuticals Group plc ADR	935,902

	Total Health Care	4,370,358

Industrials (15.5%)
140,300	AMR Corporation[a]	1,497,001
64,200	BE Aerospace, Inc.[a]	493,698
31,900	C.H. Robinson Worldwide, Inc.	1,755,457
67,600	Delta Air Lines, Inc.[a]	774,696
15,900	Flowserve Corporation	818,850
17,600	Foster Wheeler, Ltd.[a]	411,488
33,300	JB Hunt Transport Services, Inc.[b]	874,791
52,260	Monster Worldwide, Inc.[a]	631,824
15,600	Precision Castparts Corporation	927,888
59,300	Quanta Services, Inc.[a]	1,174,140
62,900	Ryanair Holdings plc[a]	1,829,132
15,900	Stericycle, Inc.[a]	828,072
13,900	SunPower Corporation[a,b]	514,300

	Total Industrials	12,531,337

Information Technology (24.8%)
213,032	Activision Blizzard, Inc.[a]	1,840,596
49,187	Akamai Technologies, Inc.[a]	742,232
63,800	ASML Holding NV ADR	1,152,866
72,100	Broadcom Corporation[a]	1,223,537
92,200	F5 Networks, Inc.[a]	2,107,692
66,700	FormFactor, Inc.[a]	973,820
43,600	Hittite Microwave Corporation[a]	1,284,456
167,900	Marvell Technology Group, Ltd.[a]	1,119,893
71,700	Mercadolibre, Inc.[a,b]	1,176,597
61,000	NETAPP, Inc.[a]	852,170
50,200	Nuance Communications, Inc.[a]	520,072
185,400	NVIDIA Corporation[a]	1,496,178
59,600	Omniture, Inc.[a]	634,144
115,500	PMC-Sierra, Inc.[a]	561,330
47,300	Polycom, Inc.[a]	639,023
96,200	Seagate Technology	426,166
48,500	Synaptics, Inc.[a,b]	803,160
67,800	Synopsys, Inc.[a]	1,255,656
31,400	VeriSign, Inc.[a]	599,112
26,100	VMware, Inc.[a]	618,309

	Total Information Technology	20,027,009

Materials (7.9%)
42,100	Celanese Corporation	523,303
66,100	Owens-Illinois, Inc.[a]	1,806,513
123,200	Pactiv Corporation[a]	3,065,216
86,000	Steel Dynamics, Inc.	961,480

	Total Materials	6,356,512

Telecommunications Services (3.3%)
77,100	Clearwire Corporation[a,b]	380,103
39,300	NII Holdings, Inc.[a,b]	714,474
47,300	SBA Communications Corporation[a]	771,936
98,800	TW Telecom, Inc.[a]	836,836

	Total Telecommunications Services	2,703,349

	Total Common Stock (cost $93,343,262)	77,275,476

Shares	Collateral Held for Securities Loaned (6.7%)	Value
5,387,577	Thrivent Financial Securities
	Lending Trust	5,387,577

	Total Collateral Held for Securities Loaned (cost $5,387,577)	5,387,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2008

Shares	Short-Term Investments (4.5%)	Value
3,679,661	Thrivent Money Market Portfolio	$3,679,661

	Total Short-Term Investments (at amortized cost)	3,679,661

	Total Investments (cost $102,410,500) 106.9%	$86,342,714

	Other Assets and Liabilities, Net (6.9%)	(5,571,835)

	Total Net Assets 100.0%	$80,770,879

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,598,859
Gross unrealized depreciation	(18,215,898)

Net unrealized appreciation (depreciation)	$(16,617,039)
Cost for federal income tax purposes	$102,959,753

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Mid Cap Growth Portfolio II’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$86,342,714	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$86,342,714	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$1,395,723	$24,105,846	$21,821,908	3,679,661	$3,679,661	$43,392
Thrivent Financial Securities Lending Trust	2,273,125	47,129,330	44,014,878	5,387,577	5,387,577	77,691
Total Value and Income Earned	3,668,848				9,067,238	121,083

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (96.2%)	Value
Consumer Discretionary (20.2%)
72,400	Bed Bath & Beyond, Inc.[a]	$1,840,408
234,800	Burger King Holdings, Inc.	5,607,024
33,300	Central European Media Enterprises, Ltd.[a,b]	723,276
557,700	Chico’s FAS, Inc.[a]	2,331,186
734,900	Coldwater Creek, Inc.[a,b]	2,094,465
195,200	Corinthian Colleges, Inc.[a,b]	3,195,424
102,600	DeVry, Inc.	5,890,266
91,150	Discovery Communications, Inc.[a]	1,290,684
91,150	Discovery Communications, Inc., Class Ca	1,220,499
214,400	Gentex Corporation	1,893,152
306,300	Goodyear Tire & Rubber Company[a]	1,828,611
38,600	Guess?, Inc.	592,510
92,500	Harley-Davidson, Inc.[b]	1,569,725
80,500	Hasbro, Inc.	2,348,185
110,600	International Game Technology	1,315,034
37,800	ITT Educational Services, Inc.[a,b]	3,590,244
98,100	Jack in the Box, Inc.[a]	2,167,029
292,700	Leapfrog Enterprises, Inc.[a]	1,024,450
84,900	Marvel Entertainment, Inc.[a]	2,610,675
281,000	Quiksilver, Inc.[a]	517,040
242,000	Texas Roadhouse, Inc.[a,b]	1,875,500
55,400	Toll Brothers, Inc.[a]	1,187,222
31,100	VF Corporation	1,703,347
199,200	WMS Industries, Inc.[a]	5,358,480
240,800	Zumiez, Inc.[a,b]	1,793,960

	Total Consumer Discretionary	55,568,396

Consumer Staples (1.4%)
57,100	Green Mountain Coffee Roasters, Inc.[a,b]	2,209,770
72,700	Pepsi Bottling Group, Inc.	1,636,477

	Total Consumer Staples	3,846,247

Energy (7.3%)
56,500	Cameron International Corporation[a]	1,158,250
25,600	Diamond Offshore Drilling, Inc.	1,508,864
133,600	Dril-Quip, Inc.[a]	2,740,136
104,400	Forest Oil Corporation[a]	1,721,556
78,400	Oil States International, Inc.[a]	1,465,296
143,900	Petrohawk Energy Corporation[a]	2,249,157
91,700	Sunoco, Inc.	3,985,282
113,700	Ultra Petroleum Corporation[a]	3,923,787
167,600	Willbros Group, Inc.[a,b]	1,419,572

	Total Energy	20,171,900

Financials (7.9%)
183,400	Hudson City Bancorp, Inc.	2,927,064
23,900	IntercontinentalExchange, Inc.[a]	1,970,316
98,300	Lazard, Ltd.	2,923,442
158,700	New York Community Bancorp, Inc.	1,898,052
35,700	Northern Trust Corporation	1,861,398
157,600	T. Rowe Price Group, Inc.[b]	5,585,344
309,500	TD Ameritrade Holding Corporation[a]	4,410,375

	Total Financials	21,575,991

Health Care (10.9%)
101,200	Amylin Pharmaceuticals, Inc.[a,b]	1,098,020
38,000	Beckman Coulter, Inc.	1,669,720
134,700	BioMarin Pharmaceutical, Inc.[a,b]	2,397,660
47,200	C.R. Bard, Inc.	3,977,072
17,400	Cephalon, Inc.[a,b]	1,340,496
33,900	Express Scripts, Inc.[a]	1,863,822
38,700	Genzyme Corporation[a]	2,568,519
118,500	Hologic, Inc.[a]	1,548,795
81,400	Illumina, Inc.[a,b]	2,120,470
52,500	Millipore Corporation[a]	2,704,800
70,100	Myriad Genetics, Inc.[a]	4,644,826
64,000	Shire Pharmaceuticals Group plc ADR	2,865,920
33,200	Waters Corporation[a]	1,216,780

	Total Health Care	30,016,900

Industrials (14.5%)
395,900	AMR Corporation[a,b]	4,224,253
166,600	BE Aerospace, Inc.[a]	1,281,154
72,600	C.H. Robinson Worldwide, Inc.	3,995,178
176,200	Delta Air Lines, Inc.[a]	2,019,252
51,220	Expeditors International of Washington, Inc.	1,704,089
46,900	Flowserve Corporation	2,415,350
60,200	Foster Wheeler, Ltd.[a]	1,407,476
17,200	FTI Consulting, Inc.[a]	768,496
103,300	JB Hunt Transport Services, Inc.[b]	2,713,691
29,150	Joy Global, Inc.	667,244
142,700	Monster Worldwide, Inc.[a,b]	1,725,243
83,300	Pentair, Inc.	1,971,711
46,800	Precision Castparts Corporation	2,783,664
170,800	Quanta Services, Inc.[a]	3,381,840
22,600	Rockwell Collins, Inc.	883,434
25,600	Roper Industries, Inc.	1,111,296
122,200	Ryanair Holdings plc[a,b]	3,553,576
49,200	Stericycle, Inc.[a]	2,562,336
21,300	SunPower Corporation[a,b]	788,100

	Total Industrials	39,957,383

Information Technology (23.0%)
576,932	Activision Blizzard, Inc.[a]	4,984,692
118,039	Akamai Technologies, Inc.[a]	1,781,209
124,100	ASML Holding NV ADR[b]	2,242,487
252,200	Broadcom Corporation[a]	4,279,834
57,000	Electronic Arts, Inc.[a]	914,280
219,200	F5 Networks, Inc.[a]	5,010,912
165,800	FormFactor, Inc.[a]	2,420,680
93,000	Hewitt Associates, Inc.[a]	2,639,340
88,900	Hittite Microwave Corporation[a]	2,618,994
138,500	Intersil Corporation	1,272,815
526,900	Marvell Technology Group, Ltd.[a]	3,514,423
119,400	Maxim Integrated Products, Inc.	1,363,548
185,699	Mercadolibre, Inc.[a,b]	3,047,321
108,500	Molex, Inc.	1,572,165
193,900	NETAPP, Inc.[a]	2,708,783
82,900	Nuance Communications, Inc.[a]	858,844
468,350	NVIDIA Corporation[a]	3,779,584
200,300	Omniture, Inc.[a,b]	2,131,192
324,200	PMC-Sierra, Inc.[a]	1,575,612
112,300	Polycom, Inc.[a]	1,517,173
742,400	RF Micro Devices, Inc.[a,b]	579,072
323,400	Seagate Technology	1,432,662
96,900	Synaptics, Inc.[a,b]	1,604,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (96.2%)	Value
Information Technology (23.0%) - continued
164,800	Synopsys, Inc.[a]	$3,052,096
376,400	Tellabs, Inc.[a]	1,550,768
96,400	Tyco Electronics, Ltd.	1,562,644
84,600	VeriSign, Inc.[a]	1,614,168
70,200	VMware, Inc.[a]	1,663,038

	Total Information Technology	63,293,000

Materials (6.9%)
46,700	Albemarle Corporation[b]	1,041,410
82,500	Bemis Company, Inc.	1,953,600
107,900	Celanese Corporation	1,341,197
186,100	Owens-Illinois, Inc.[a]	5,086,113
212,000	Pactiv Corporation[a]	5,274,560
100,200	Rockwood Holdings, Inc.[a]	1,082,160
183,700	Steel Dynamics, Inc.	2,053,766
32,100	United States Steel Corporation	1,194,120

	Total Materials	19,026,926

Telecommunications Services (4.1%)
97,942	American Tower Corporation[a]	2,871,659
111,500	Clearwire Corporation[a,b]	549,695
137,100	NII Holdings, Inc.[a]	2,492,478
169,500	SBA Communications Corporation[a,b]	2,766,240
286,400	TW Telecom, Inc.[a]	2,425,808

	Total Telecommunications Services	11,105,880

	Total Common Stock (cost $403,938,396)	264,562,623

Shares	Collateral Held for Securities Loaned (12.5%)	Value
34,543,185	Thrivent Financial Securities Lending Trust	34,543,185

	Total Collateral Held for Securities Loaned (cost $34,543,185)	34,543,185

Shares	Short-Term Investments (4.1%)	Value
11,178,760	Thrivent Money Market Portfolio	11,178,760

	Total Short-Term Investments (at amortized cost)	11,178,760

	Total Investments (cost $449,660,341) 112.8%	$310,284,568

	Other Assets and Liabilities, Net (12.8%)	(35,182,772)

	Total Net Assets 100.0%	$275,101,796

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,271,802
Gross unrealized depreciation	(158,866,619)
Net unrealized appreciation (depreciation)	$(148,594,817)

Cost for federal income tax purposes	$458,879,385

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Mid Cap Growth Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$310,284,568	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$310,284,568	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$37,185,191	$158,578,336	$184,584,767	11,178,760	$11,178,760	$684,004
Thrivent Financial Securities
Lending Trust	114,798,903	515,760,055	596,015,773	34,543,185	34,543,185	1,029,240
Total Value and Income Earned	151,984,094				45,721,945	1,713,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (98.4%)	Value
Consumer Discretionary (13.0%)
8,710	AutoZone, Inc.[a]	$1,214,784
15,023	BorgWarner, Inc.	327,051
50,802	DISH Network Corporation[a]	563,394
36,590	Fortune Brands, Inc.	1,510,435
127,984	H&R Block, Inc.	2,907,796
12,588	J.C. Penney Company, Inc.	247,984
43,471	Johnson Controls, Inc.	789,433
38,840	Kohl’s Corporation[a]	1,406,008
13,288	M.D.C. Holdings, Inc.	402,626
49,945	Mattel, Inc.	799,120
107,864	Newell Rubbermaid, Inc.	1,054,910
2,086	NVR, Inc.[a,b]	951,738
28,313	Ross Stores, Inc.	841,745
51,982	TJX Companies, Inc.	1,069,270
103,260	Viacom, Inc.[a]	1,968,136

	Total Consumer Discretionary	16,054,430

Consumer Staples (6.7%)
33,348	Campbell Soup Company	1,000,773
32,615	Clorox Company	1,812,089
31,767	Coca-Cola Enterprises, Inc.	382,157
86,752	ConAgra Foods, Inc.	1,431,408
6,050	Energizer Holdings, Inc.[a]	327,547
3,188	General Mills, Inc.	193,671
9,564	Herbalife, Ltd.	207,348
22,810	Kroger Company	602,412
9,391	Lorillard, Inc.	529,183
10,949	Reynolds American, Inc.	441,354
38,309	Safeway, Inc.	910,605
33,448	SUPERVALU, Inc.	488,341

	Total Consumer Staples	8,326,888

Energy (7.6%)
35,167	Dril-Quip, Inc.[a]	721,275
32,877	EOG Resources, Inc.	2,188,951
46,351	Newfield Exploration Company[a]	915,432
80,098	Range Resources Corporation	2,754,570
52,348	Smith International, Inc.	1,198,246
110,710	Williams Companies, Inc.	1,603,081

	Total Energy	9,381,555

Financials (27.3%)
10,330	Alexandria Real Estate Equities, Inc.	623,312
56,570	Annaly Capital Management, Inc.	897,766
29,150	Aon Corporation	1,331,572
17,550	Arch Capital Group, Ltd.[a]	1,230,255
21,982	Assurant, Inc.	659,460
48,278	CIT Group, Inc.[b]	219,182
32,002	Commerce Bancshares, Inc.	1,406,488
10,950	Essex Property Trust, Inc.	840,412
27,087	Everest Re Group, Ltd.	2,062,404
59,710	Fifth Third Bancorp	493,205
19,580	Franklin Resources, Inc.	1,248,812
60,560	Health Care Property Investors, Inc.	1,681,751
41,228	Hudson City Bancorp, Inc.	657,999
49,208	Huntington Bancshares, Inc.[b]	376,933
82,428	Invesco, Ltd.[b]	1,190,260
13,713	Lazard, Ltd.	407,825
31,108	Lincoln National Corporation	586,075
12,433	M&T Bank Corporation[b]	713,778
55,482	Marsh & McLennan Companies, Inc.	1,346,548
41,820	Nasdaq OMX Group, Inc.[a]	1,033,372
26,607	Northern Trust Corporation	1,387,289
21,468	PartnerRe, Ltd.	1,530,024
82,784	People’s United Financial, Inc.	1,476,039
17,857	Principal Financial Group, Inc.	403,032
110,396	Progressive Corporation	1,634,965
15,860	RenaissanceRe Holdings, Ltd.	817,742
70,552	SLM Corporation[a]	627,913
42,239	Synovus Financial Corporation[b]	350,584
15,261	Torchmark Corporation	682,167
44,233	UnumProvident Corporation	822,734
108,060	W.R. Berkley Corporation	3,349,860
63,660	Willis Group Holdings, Ltd.	1,583,861

	Total Financials	33,673,619

Health Care (8.3%)
13,380	Becton, Dickinson and Company	915,058
25,530	Charles River Laboratories International, Inc.[a]	668,886
9,041	Coventry Health Care, Inc.[a]	134,530
21,340	Edwards Lifesciences Corporation[a]	1,172,633
9,644	Health Net, Inc.[a]	105,023
68,133	IMS Health, Inc.	1,032,896
41,468	Kinetic Concepts, Inc.[a,b]	795,356
37,969	Laboratory Corporation of America Holdings[a]	2,445,583
8,180	Patterson Companies, Inc.[a]	153,375
31,026	PerkinElmer, Inc.	431,572
37,200	WellPoint, Inc.[a]	1,567,236
18,851	Zimmer Holdings, Inc.[a]	761,958

	Total Health Care	10,184,106

Industrials (6.5%)
9,194	Alliant Techsystems, Inc.[a,b]	788,478
21,713	Cooper Industries, Ltd.	634,671
11,961	Eaton Corporation	594,581
10,052	Ingersoll-Rand Company	174,402
49,166	Landstar System, Inc.	1,889,449
8,094	Lennox International, Inc.	261,355
18,637	Parker-Hannifin Corporation	792,818
87,398	Republic Services, Inc.	2,166,597
10,530	Ryder System, Inc.[b]	408,353
37,160	Southwest Airlines Company	320,319

	Total Industrials	8,031,023

Information Technology (7.2%)
120,307	Activision Blizzard, Inc.[a]	1,039,453
103,534	Amphenol Corporation	2,482,745
18,833	Autodesk, Inc.[a]	370,068
48,950	CA, Inc.	907,044
68,478	CommScope, Inc.[a]	1,064,148
12,520	Hewitt Associates, Inc.[a]	355,318
79,505	Iron Mountain, Inc.[a]	1,966,159
31,160	KLA-Tencor Corporation	678,976

	Total Information Technology	8,863,911

Materials (4.7%)
48,760	Air Products and Chemicals, Inc.	2,451,165
40,464	Albemarle Corporation	902,347
The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (98.4%)	Value
Materials (4.7%) - continued
14,470	Ecolab, Inc.	$508,621
9,330	Nucor Corporation	431,046
129,720	Steel Dynamics, Inc.	1,450,270

	Total Materials	5,743,449

Telecommunications Services (1.3%)
30,600	Embarq Corporation	1,100,376
242,950	Sprint Nextel Corporation[a]	444,599

	Total Telecommunications Services	1,544,975

Utilities (15.8%)
56,283	American Electric Power Company, Inc.	1,873,098
73,773	CMS Energy Corporation	745,107
95,763	DPL, Inc.	2,187,227
61,888	Edison International, Inc.	1,987,843
47,203	Entergy Corporation	3,923,985
31,031	Equitable Resources, Inc.	1,041,090
38,062	FirstEnergy Corporation	1,849,052
54,256	PG&E Corporation	2,100,250
100,648	PPL Corporation	3,088,887
17,713	Sempra Energy	755,105

	Total Utilities	19,551,644

	Total Common Stock (cost $154,842,186)	121,355,600

Shares	Collateral Held for Securities Loaned (3.7%)	Value
4,605,487	Thrivent Financial Securities Lending Trust	4,605,487

	Total Collateral Held for Securities Loaned (cost $4,605,487)	4,605,487

Shares	Short-Term Investments (1.6%)	Value
1,933,759	Thrivent Money Market Portfolio	1,933,759

	Total Short-Term Investments (at amortized cost)	1,933,759

	Total Investments (cost $161,381,432) 103.7%	$127,894,846

	Other Assets and Liabilities, Net (3.7%)	(4,558,022)

	Total Net Assets 100.0%	$123,336,824

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,517,501
Gross unrealized depreciation	(39,188,775)

Net unrealized appreciation (depreciation)	$(36,671,274)
Cost for federal income tax purposes	$164,566,120

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Mid Cap Value Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$127,894,846	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$127,894,846	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$3,632,429	$71,786,435	$73,485,105	1,933,759	$1,933,759	$167,926
Thrivent Financial Securities Lending Trust	9,987,928	114,063,836	119,446,277	4,605,487	4,605,487	79,108
Total Value and Income Earned	13,620,357				6,539,246	247,034

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (11.8%)
86,400	Advance Auto Parts, Inc.	$2,907,360
90,300	Autoliv, Inc.	1,937,838
111,200	Burger King Holdings, Inc.	2,655,456
204,600	Career Education Corporation[a]	3,670,524
114,700	Darden Restaurants, Inc.	3,232,246
138,500	Dollar Tree, Inc.[a]	5,789,300
79,200	Guess?, Inc.	1,215,720
86,100	Kohl’s Corporation[a]	3,116,820
85,000	McGraw-Hill Companies, Inc.	1,971,150
126,500	PetSmart, Inc.	2,333,925
157,400	Ross Stores, Inc.	4,679,502
121,400	Scientific Games Corporation[a]	2,129,356
52,800	TJX Companies, Inc.	1,086,096
128,300	Toll Brothers, Inc.[a]	2,749,469
191,900	WMS Industries, Inc.[a]	5,162,110

	Total Consumer Discretionary	44,636,872

Consumer Staples (5.2%)
39,400	Church & Dwight Company, Inc.	2,211,128
58,300	J.M. Smucker Company	2,527,888
103,700	Kroger Company	2,738,717
90,200	Molson Coors Brewing Company	4,412,584
39,900	Ralcorp Holdings, Inc.[a]	2,330,160
205,400	TreeHouse Foods, Inc.[a,b]	5,595,096

	Total Consumer Staples	19,815,573

Energy (7.5%)
60,000	Dril-Quip, Inc.[a]	1,230,600
273,400	Forest Oil Corporation[a]	4,508,366
107,500	Holly Corporation	1,959,725
76,900	National Oilwell Varco, Inc.[a]	1,879,436
179,300	Petrohawk Energy Corporation[a]	2,802,459
91,400	Range Resources Corporation	3,143,246
154,700	Southwestern Energy Company[a]	4,481,659
262,900	TETRA Technologies, Inc.[a]	1,277,694
112,100	Weatherford International, Ltd.[a]	1,212,922
175,600	Willbros Group, Inc.[a]	1,487,332
133,200	XTO Energy, Inc.	4,697,964

	Total Energy	28,681,403

Financials (19.4%)
83,571	Commerce Bancshares, Inc.	3,672,946
87,400	Cousins Properties, Inc.[b]	1,210,490
33,300	Cullen/Frost Bankers, Inc.	1,687,644
125,700	Duke Realty Corporation[b]	1,377,672
42,500	Eaton Vance Corporation	892,925
94,600	Endurance Specialty Holdings, Ltd.	2,888,138
160,300	Equity One, Inc.[b]	2,837,310
175,800	Fidelity National Financial, Inc.	3,120,450
70,700	Hanover Insurance Group, Inc.	3,037,979
526,900	HCC Insurance Holdings, Inc.	14,094,575
78,800	Lazard, Ltd.	2,343,512
230,700	Marshall & Ilsley Corporation[b]	3,146,748
453,000	MGIC Investment Corporation[b]	1,576,440
425,300	New York Community Bancorp, Inc.	5,086,588
65,800	PartnerRe, Ltd.	4,689,566
107,300	Rayonier, Inc. REIT	3,363,855
265,300	U-Store-It Trust	1,180,585
392,300	W.R. Berkley Corporation	12,161,300
53,900	Westamerica Bancorporation[b]	2,756,985
104,600	Zions Bancorporation[b]	2,563,746

	Total Financials	73,689,454

Health Care (9.5%)
65,500	Beckman Coulter, Inc.	2,878,070
93,300	BioMarin Pharmaceutical, Inc.[a,b]	1,660,740
55,300	C.R. Bard, Inc.	4,659,578
165,600	Celera Corporation[a,b]	1,843,128
47,400	Charles River Laboratories International, Inc.[a]	1,241,880
211,200	Community Health Systems, Inc.[a]	3,079,296
76,900	Coventry Health Care, Inc.[a]	1,144,272
36,400	Henry Schein, Inc.[a]	1,335,516
136,100	Hologic, Inc.[a]	1,778,827
119,600	Kinetic Concepts, Inc.[a,b]	2,293,928
28,200	NuVasive, Inc.[a,b]	977,130
56,400	Shire Pharmaceuticals Group plc ADR	2,525,592
28,600	United Therapeutics Corporation[a]	1,788,930
103,600	Varian Medical Systems, Inc.[a]	3,630,144
56,700	Varian, Inc.[a]	1,900,017
112,500	Vertex Pharmaceuticals, Inc.[a]	3,417,750

	Total Health Care	36,154,798

Industrials (9.4%)
30,000	Alliant Techsystems, Inc.[a,b]	2,572,800
156,400	Continental Airlines, Inc.[a,b]	2,824,584
49,900	Eaton Corporation	2,480,529
88,700	IDEX Corporation	2,142,105
91,600	Masco Corporation	1,019,508
264,500	Oshkosh Corporation	2,351,405
81,800	Pall Corporation	2,325,574
44,900	Parker-Hannifin Corporation	1,910,046
235,200	Polypore International, Inc.[a]	1,778,112
73,700	Rockwell Automation, Inc.	2,376,088
91,000	Rockwell Collins, Inc.	3,557,190
71,000	Roper Industries, Inc.	3,082,110
146,500	Shaw Group, Inc.[a]	2,998,855
34,100	SPX Corporation	1,382,755
79,600	Tyco International, Ltd.	1,719,360
68,300	WESCO International, Inc.[a]	1,313,409

	Total Industrials	35,834,430

Information Technology (17.2%)
179,300	Akamai Technologies, Inc.[a]	2,705,637
212,000	ASML Holding NV ADR[b]	3,830,840
1,822,200	Atmel Corporation[a]	5,703,486
119,600	Broadcom Corporation[a]	2,029,612
138,400	Check Point Software Technologies, Ltd.[a]	2,628,216
279,200	CIENA Corporation[a,b]	1,870,640
1,082,800	Compuware Corporation[a]	7,308,900
78,400	Electronic Arts, Inc.[a]	1,257,536
183,500	EMC Corporation[a]	1,921,245
195,400	F5 Networks, Inc.[a]	4,466,844
392,600	FormFactor, Inc.[a]	5,731,960
95,600	Intersil Corporation	878,564
116,100	Juniper Networks, Inc.[a]	2,032,911
89,800	Lam Research Corporation[a,b]	1,910,944
71,100	McAfee, Inc.[a]	2,457,927
109,300	Paychex, Inc.	2,872,404
596,800	PMC-Sierra, Inc.[a]	2,900,448
191,500	Polycom, Inc.[a]	2,587,165

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.6%)	Value
Information Technology (17.2%) - continued
657,500	Teradyne, Inc.[a]	$2,774,650
404,100	TIBCO Software, Inc.[a]	2,097,279
136,600	Xilinx, Inc.	2,434,212
141,000	Zebra Technologies Corporation[a]	2,856,660

	Total Information Technology	65,258,080

Materials (10.7%)
301,500	Albemarle Corporation	6,723,450
134,505	Ball Corporation	5,594,063
19,000	CF Industries Holdings, Inc.	934,040
197,800	Commercial Metals Company	2,347,886
336,200	Crown Holdings, Inc.[a]	6,455,040
154,100	Owens-Illinois, Inc.[a]	4,211,553
233,400	Packaging Corporation of America	3,141,564
113,997	Pactiv Corporation[a]	2,836,245
146,000	Silgan Holdings, Inc.	6,980,260
140,800	Steel Dynamics, Inc.	1,574,144

	Total Materials	40,798,245

Telecommunications Services (0.9%)
770,600	Cincinnati Bell, Inc.[a,b]	1,487,258
56,000	Telephone and Data Systems, Inc.	1,778,000

	Total Telecommunications Services	3,265,258

Utilities (6.0%)
90,500	Alliant Energy Corporation	2,640,790
134,000	DPL, Inc.	3,060,560
27,600	Entergy Corporation	2,294,388
71,800	Equitable Resources, Inc.	2,408,890
38,000	FirstEnergy Corporation	1,846,040
62,400	National Fuel Gas Company	1,954,992
264,200	NV Energy, Inc.	2,612,938
93,100	Pepco Holdings, Inc.	1,653,456
96,900	Portland General Electric Company	1,886,643
93,700	UGI Corporation	2,288,154

	Total Utilities	22,646,851

	Total Common Stock (cost $477,094,871)	370,780,964

Shares	Collateral Held for Securities Loaned (6.9%)	Value
26,343,474	Thrivent Financial Securities Lending Trust	26,343,474

	Total Collateral Held for Securities Loaned (cost $26,343,474)	26,343,474

Shares	Short-Term Investments (<0.1%)	Value
13,558	Thrivent Money Market Portfolio	13,558

	Total Short-Term Investments (at amortized cost)	13,558

	Total Investments (cost $503,451,903) 104.5%	$397,137,996

	Other Assets and Liabilities, Net (4.5%)	(17,254,966)

	Total Net Assets 100.0%	$379,883,030

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT -	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,886,936
Gross unrealized depreciation	(130,444,720)

Net unrealized appreciation (depreciation)	$(118,557,784)

Cost for federal income tax purposes	$515,695,780

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Mid Cap Stock Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$397,137,996	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$397,137,996	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$25,108,727	$211,581,314	$236,676,483	13,558	$13,558	$517,839
Thrivent Financial Securities Lending Trust	97,177,855	327,425,031	398,259,412	26,343,474	26,343,474	597,425
Total Value and Income Earned	122,286,582				26,357,032	1,115,264

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Consumer Discretionary (13.6%)
5,233	99 Cents Only Stores[a]	$57,197
10,400	Advance Auto Parts, Inc.	349,960
7,300	Aeropostale, Inc.[a]	117,530
22,780	American Eagle Outfitters, Inc.	213,221
5,100	American Greetings Corporation	38,607
6,450	AnnTaylor Stores Corporation[a]	37,217
8,430	ArvinMeritor, Inc.[b]	24,025
4,170	Barnes & Noble, Inc.[b]	62,550
11,510	Belo Corporation	17,956
2,830	Blyth, Inc.	22,187
3,310	Bob Evans Farms, Inc.	67,623
12,720	BorgWarner, Inc.	276,914
6,500	Boyd Gaming Corporation	30,745
11,355	Brinker International, Inc.	119,682
4,460	Brink’s Home Security Holdings, Inc.[a]	97,763
7,260	Callaway Golf Company	67,445
8,100	Career Education Corporation[a,b]	145,314
24,500	CarMax, Inc.[a,b]	193,060
6,700	Cheesecake Factory, Inc.[a]	67,670
19,800	Chico’s FAS, Inc.[a]	82,764
3,600	Chipotle Mexican Grill, Inc.[a,b]	223,128
5,600	Coldwater Creek, Inc.[a]	15,960
7,000	Collective Brands, Inc.[a]	82,040
9,400	Corinthian Colleges, Inc.[a,b]	153,878
6,720	DeVry, Inc.	385,795
9,300	Dick’s Sporting Goods, Inc.[a]	131,223
9,960	Dollar Tree, Inc.[a,b]	416,328
8,500	DreamWorks Animation SKG, Inc.[a]	214,710
17,200	Foot Locker, Inc.	126,248
5,140	Furniture Brands International, Inc.	11,359
15,620	Gentex Corporation	137,925
6,600	Guess?, Inc.	101,310
10,300	Hanesbrands, Inc.[a,b]	131,325
4,600	Harte-Hanks, Inc.	28,704
6,000	Hovnanian Enterprises, Inc.[a,b]	10,320
3,070	International Speedway Corporation	88,201
3,400	ITT Educational Services, Inc.[a,b]	322,932
5,700	J. Crew Group, Inc.[a]	69,540
4,700	John Wiley and Sons, Inc.	167,226
8,400	Lamar Advertising Company[a]	105,504
3,800	Life Time Fitness, Inc.[a,b]	49,210
15,700	LKQ Corporation[a]	183,062
4,100	M.D.C. Holdings, Inc.	124,230
5,400	Marvel Entertainment, Inc.[a]	166,050
3,300	Matthews International Corporation	121,044
3,860	Modine Manufacturing Company	18,798
6,170	Mohawk Industries, Inc.[a]	265,125
4,500	Netflix, Inc.[a,b]	134,505
600	NVR, Inc.[a]	273,750
14,800	O’Reilly Automotive, Inc.[a,b]	454,952
7,800	Pacific Sunwear of California, Inc.[a]	12,402
14,000	PetSmart, Inc.	258,300
5,600	Phillips-Van Heusen Corporation	112,728
4,400	Priceline.com, Inc.[a,b]	324,060
4,700	Regis Corporation	68,291
7,400	Rent-A-Center, Inc.[a]	130,610
14,160	Ross Stores, Inc.	420,977
4,800	Ryland Group, Inc.	84,816
16,050	Saks, Inc.[a]	70,299
3,010	Scholastic Corporation	40,876
7,100	Scientific Games Corporation[a]	124,534
28,600	Service Corporation International	142,142
7,420	Sotheby’s Holdings, Inc.[b]	65,964
1,500	Strayer Education, Inc.	321,615
4,000	Thor Industries, Inc.[b]	52,720
5,200	Timberland Company[a]	60,060
14,300	Toll Brothers, Inc.[a]	306,449
6,800	Tupperware Corporation	154,360
4,000	Under Armour, Inc.[a,b]	95,360
12,500	Urban Outfitters, Inc.[a]	187,250
5,100	Warnaco Group, Inc.[a]	100,113
46,514	Wendy’s/Arby’s Group, Inc.[b]	229,779
9,680	Williams-Sonoma, Inc.	76,085

	Total Consumer Discretionary	10,243,602

Consumer Staples (4.4%)
9,400	Alberto-Culver Company	230,394
6,440	BJ’s Wholesale Club, Inc.[a]	220,634
7,710	Church & Dwight Company, Inc.	432,685
8,200	Corn Products International, Inc.	236,570
6,350	Energizer Holdings, Inc.[a]	343,789
8,600	Flowers Foods, Inc.	209,496
8,100	Hansen Natural Corporation[a]	271,593
7,630	Hormel Foods Corporation	237,140
2,240	Lancaster Colony Corporation	76,832
6,000	NBTY, Inc.[a]	93,900
6,310	PepsiAmericas, Inc.	128,472
6,200	Ralcorp Holdings, Inc.[a]	362,080
4,410	Ruddick Corporation	121,937
13,100	Smithfield Foods, Inc.[a,b]	184,317
2,841	Tootsie Roll Industries, Inc.[b]	72,758
2,740	Universal Corporation	81,844

	Total Consumer Staples	3,304,441

Energy (5.9%)
15,700	Arch Coal, Inc.	255,753
4,000	Bill Barrett Corporation[a,b]	84,520
9,100	Cimarex Energy Company	243,698
5,000	Comstock Resources, Inc.[a]	236,250
27,300	Denbury Resources, Inc.[a]	298,116
5,800	Encore Acquisition Company[a]	148,016
7,078	Exterran Holdings, Inc.[a,b]	150,762
13,700	FMC Technologies, Inc.[a]	326,471
10,700	Forest Oil Corporation[a]	176,443
11,500	Frontier Oil Corporation	145,245
10,300	Helix Energy Solutions Group, Inc.[a]	74,572
11,580	Helmerich & Payne, Inc.	263,445
9,700	Mariner Energy, Inc.[a]	98,940
14,500	Newfield Exploration Company[a]	286,375
6,000	Oceaneering International, Inc.[a]	174,840
2,700	Overseas Shipholding Group, Inc.	113,697
7,000	Patriot Coal Corporation[a,b]	43,750
17,200	Patterson-UTI Energy, Inc.	197,972
11,839	Plains Exploration & Production Company[a]	275,138
19,020	Pride International, Inc.[a]	303,940
12,500	Quicksilver Resources, Inc.[a]	69,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Energy (5.9%) - continued
8,500	Superior Energy Services, Inc.[a]	$135,405
5,600	Tidewater, Inc.	225,512
5,200	Unit Corporation[a]	138,944

	Total Energy	4,467,429

Financials (20.5%)
4,500	Affiliated Managers Group, Inc.[a,b]	188,640
3,500	Alexandria Real Estate Equities, Inc.	211,190
10,800	AMB Property Corporation	252,936
8,235	American Financial Group, Inc.	188,417
12,890	AmeriCredit Corporation[a,b]	98,480
15,800	Apollo Investment Corporation[b]	147,098
10,400	Arthur J. Gallagher & Company	269,464
13,993	Associated Banc-Corp[b]	292,873
8,970	Astoria Financial Corporation	147,826
7,900	BancorpSouth, Inc.	184,544
5,200	Bank of Hawaii Corporation	234,884
5,600	BRE Properties, Inc.	156,688
12,700	Brown & Brown, Inc.	265,430
5,800	Camden Property Trust	181,772
5,400	Cathay General Bancorp[b]	128,250
4,420	City National Corporation	215,254
23,000	Colonial BancGroup, Inc.[b]	47,610
7,245	Commerce Bancshares, Inc.	318,418
4,900	Cousins Properties, Inc.[b]	67,865
6,500	Cullen/Frost Bankers, Inc.	329,420
16,300	Duke Realty Corporation	178,648
12,700	Eaton Vance Corporation	266,827
3,700	Equity One, Inc.[b]	65,490
2,900	Essex Property Trust, Inc.	222,575
6,710	Everest Re Group, Ltd.	510,899
6,500	Federal Realty Investment Trust	403,520
23,405	Fidelity National Financial, Inc.	415,439
10,200	First American Corporation	294,678
13,000	First Niagara Financial Group, Inc.	210,210
8,980	FirstMerit Corporation	184,898
20,000	Fulton Financial Corporation	192,400
5,670	Hanover Insurance Group, Inc.	243,640
12,550	HCC Insurance Holdings, Inc.	335,713
11,400	Health Care REIT, Inc.[b]	481,080
7,000	Highwoods Properties, Inc.	191,520
4,460	Horace Mann Educators Corporation	40,987
10,400	Hospitality Properties Trust	154,648
13,400	Jefferies Group, Inc.[b]	188,404
3,800	Jones Lang LaSalle, Inc.	105,260
10,900	Liberty Property Trust	248,847
8,300	Macerich Company[b]	150,728
7,300	Mack-Cali Realty Corporation	178,850
4,000	Mercury General Corporation	183,960
10,900	Nationwide Health Properties, Inc.[b]	313,048
38,311	New York Community Bancorp, Inc.	458,200
25,650	Old Republic International Corporation	305,748
8,700	Omega Healthcare Investors, Inc.	138,939
2,700	PacWest Bancorp	72,630
8,280	PMI Group, Inc.	16,146
4,307	Potlatch Corporation	112,025
7,770	Protective Life Corporation	111,500
10,625	Raymond James Financial, Inc.[b]	182,006
8,608	Rayonier, Inc. REIT	269,861
11,500	Realty Income Corporation[b]	266,225
7,700	Regency Centers Corporation	359,590
7,900	Reinsurance Group of America, Inc.	338,278
14,640	SEI Investments Company	229,994
6,500	SL Green Realty Corporation	168,350
5,400	StanCorp Financial Group, Inc.	225,558
3,530	SVB Financial Group[a]	92,592
31,500	Synovus Financial Corporation[b]	261,450
12,820	TCF Financial Corporation	175,121
15,100	UDR, Inc.	208,229
5,500	Unitrin, Inc.	87,670
13,200	Valley National Bancorp	267,300
15,275	W.R. Berkley Corporation	473,525
9,440	Waddell & Reed Financial, Inc.	145,942
9,627	Washington Federal, Inc.	144,020
5,730	Webster Financial Corporation	78,959
8,600	Weingarten Realty Investors[b]	177,934
3,120	Westamerica Bancorporation[b]	159,588
7,480	Wilmington Trust Corporation[b]	166,355

	Total Financials	15,383,063

Health Care (10.7%)
5,806	Advanced Medical Optics, Inc.[a]	38,378
8,400	Affymetrix, Inc.[a]	25,116
6,830	Beckman Coulter, Inc.	300,110
2,100	Bio-Rad Laboratories, Inc.[a]	158,151
7,500	Cerner Corporation[a,b]	288,375
7,400	Charles River Laboratories International, Inc.[a]	193,880
10,300	Community Health Systems, Inc.[a]	150,174
6,910	Covance, Inc.[a]	318,067
6,120	Edwards Lifesciences Corporation[a]	336,294
12,900	Endo Pharmaceutical Holdings, Inc.[a]	333,852
5,900	Gen-Probe, Inc.[a]	252,756
27,700	Health Management Associates, Inc.[a]	49,583
11,480	Health Net, Inc.[a]	125,017
9,800	Henry Schein, Inc.[a]	359,562
6,950	Hill-Rom Holdings, Inc.[b]	114,397
28,300	Hologic, Inc.[a]	369,881
6,500	IDEXX Laboratories, Inc.[a]	234,520
3,300	Kindred Healthcare, Inc.[a]	42,966
6,100	Kinetic Concepts, Inc.[a]	116,998
5,800	LifePoint Hospitals, Inc.[a]	132,472
8,120	Lincare Holdings, Inc.[a]	218,672
5,200	Masimo Corporation[a]	155,116
6,200	Medicis Pharmaceutical Corporation	86,180
11,420	Omnicare, Inc.[b]	317,019
8,550	Perrigo Company[b]	276,250
12,900	Pharmaceutical Product Development, Inc.	374,229
6,100	Psychiatric Solutions, Inc.[a]	169,885
8,300	ResMed, Inc.[a]	311,084
12,050	Sepracor, Inc.[a]	132,309
6,500	STERIS Corporation	155,285
4,200	Techne Corporation	270,984
6,100	Thoratec Corporation[a]	198,189
2,500	United Therapeutics Corporation[a]	156,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Health Care (10.7%) - continued
5,500	Universal Health Services, Inc.	$206,635
8,910	Valeant Pharmaceuticals International[a,b]	204,039
3,200	Varian, Inc.[a]	107,232
9,300	VCA Antech, Inc.[a]	184,884
16,520	Vertex Pharmaceuticals, Inc.[a]	501,877
4,600	Wellcare Health Plans, Inc.[a]	59,156

	Total Health Care	8,025,949

Industrials (14.2%)
10,030	AGCO Corporation[a]	236,608
13,200	AirTran Holdings, Inc.[a]	58,608
3,940	Alaska Air Group, Inc.[a]	115,245
4,660	Alexander & Baldwin, Inc.	116,780
3,600	Alliant Techsystems, Inc.[a]	308,736
11,670	AMETEK, Inc.	352,551
11,100	BE Aerospace, Inc.[a]	85,359
4,560	Brink’s Company	122,573
8,200	Bucyrus International, Inc.	151,864
6,640	Carlisle Companies, Inc.	137,448
2,300	Clean Harbors, Inc.[a]	145,912
5,030	Con-way, Inc.	133,798
6,900	Copart, Inc.[a]	187,611
3,700	Corporate Executive Board Company	81,622
13,800	Corrections Corporation of America[a]	225,768
5,300	Crane Company	91,372
5,700	Deluxe Corporation	85,272
8,400	Donaldson Company, Inc.	282,660
5,300	Federal Signal Corporation	43,513
5,600	FTI Consulting, Inc.[a]	250,208
5,420	GATX Corporation	167,857
6,500	Graco, Inc.[b]	154,245
3,560	Granite Construction, Inc.	156,391
9,200	Harsco Corporation	254,656
5,890	Herman Miller, Inc.	76,747
4,930	HNI Corporation[b]	78,091
6,230	Hubbell, Inc.	203,596
9,100	IDEX Corporation	219,765
8,940	JB Hunt Transport Services, Inc.[b]	234,854
20,675	JetBlue Airways Corporation[a]	146,792
11,850	Joy Global, Inc.	271,246
10,000	Kansas City Southern, Inc.[a]	190,500
17,800	KBR, Inc.	270,560
3,120	Kelly Services, Inc.	40,591
8,040	Kennametal, Inc.	178,408
5,040	Korn/Ferry International[a]	57,557
4,800	Lincoln Electric Holdings, Inc.	244,464
8,570	Manpower, Inc.	291,294
3,200	Mine Safety Appliances Company[b]	76,512
4,900	MSC Industrial Direct Company, Inc.[b]	180,467
5,100	Navigant Consulting, Inc.[a,b]	80,937
3,690	Nordson Corporation[b]	119,150
8,300	Oshkosh Corporation	73,787
10,960	Pentair, Inc.	259,423
21,710	Quanta Services, Inc.[a]	429,858
4,648	Rollins, Inc.	84,036
9,800	Roper Industries, Inc.	425,418
9,200	Shaw Group, Inc.[a]	188,324
5,960	SPX Corporation	241,678
4,340	Teleflex, Inc.	217,434
10,400	Terex Corporation[a]	180,128
6,100	Thomas & Betts Corporation[a]	145,851
9,300	Timken Company	182,559
8,695	Trinity Industries, Inc.	137,033
6,698	United Rentals, Inc.[a,b]	61,086
9,200	URS Corporation[a]	375,084
5,300	Wabtec Corporation	210,675
8,700	Waste Connections, Inc.[a]	274,659
4,800	Werner Enterprises, Inc.	83,232
6,100	Woodward Governor Company	140,422
6,700	YRC Worldwide, Inc.[a,b]	19,229

	Total Industrials	10,638,104

Information Technology (12.1%)
45,500	3Com Corporation[a]	103,740
3,920	ACI Worldwide, Inc.[a]	62,328
7,690	Acxiom Corporation	62,366
13,200	ADC Telecommunications, Inc.[a]	72,204
6,080	ADTRAN, Inc.	90,470
1,800	Advent Software, Inc.[a,b]	35,946
7,100	Alliance Data Systems Corporation[a]	330,363
9,800	ANSYS, Inc.[a]	273,322
13,070	Arrow Electronics, Inc.[a]	246,239
50,020	Atmel Corporation[a]	156,563
16,520	Avnet, Inc.[a,b]	300,829
4,880	Avocent Corporation[a]	87,401
15,700	Broadridge Financial Solutions, Inc.	196,878
29,580	Cadence Design Systems, Inc.[a]	108,263
7,674	CommScope, Inc.[a]	119,254
9,700	Cree, Inc.[a,b]	153,939
7,230	Diebold, Inc.	203,091
4,000	Digital River, Inc.[a]	99,200
4,410	DST Systems, Inc.[a,b]	167,492
4,470	Dycom Industries, Inc.[a]	36,743
8,700	F5 Networks, Inc.[a,b]	198,882
4,600	FactSet Research Systems, Inc.[b]	203,504
5,350	Fair Isaac Corporation[b]	90,201
14,000	Fairchild Semiconductor International, Inc.[a]	68,460
6,500	Gartner, Inc.[a]	115,895
8,800	Global Payments, Inc.	288,552
3,410	Imation Corporation	46,274
18,300	Ingram Micro, Inc.[a]	245,037
18,950	Integrated Device Technology, Inc.[a]	106,309
7,950	International Rectifier Corporation[a]	107,325
13,800	Intersil Corporation	126,822
9,460	Jack Henry & Associates, Inc.	183,619
13,700	Lam Research Corporation[a]	291,536
9,200	Lender Processing Services, Inc.	270,940
9,240	Macrovision Solutions Corporation[a]	116,886
2,400	ManTech International Corporation[a]	130,056
10,470	Mentor Graphics Corporation[a]	54,130
9,900	Metavante Technologies, Inc.[a]	159,489
3,700	Mettler-Toledo International, Inc.[a]	249,380
10,360	MPS Group, Inc.[a]	78,011

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.1%)	Value
Information Technology (12.1%) - continued
6,375	National Instruments Corporation	$155,295
17,300	NCR Corporation[a]	244,622
12,400	Palm, Inc.[a,b]	38,068
12,900	Parametric Technology Corporation[a]	163,185
5,340	Plantronics, Inc.	70,488
9,320	Polycom, Inc.[a]	125,913
31,440	RF Micro Devices, Inc.[a,b]	24,523
22,300	SAIC, Inc.[a]	434,404
6,790	Semtech Corporation[a]	76,523
5,100	Silicon Laboratories, Inc.[a]	126,378
4,600	SRA International, Inc.[a]	79,350
8,880	Sybase, Inc.[a]	219,958
15,880	Synopsys, Inc.[a]	294,098
5,480	Tech Data Corporation[a]	97,763
13,100	Trimble Navigation, Ltd.[a]	283,091
9,600	ValueClick, Inc.[a]	65,664
21,420	Vishay Intertechnology, Inc.[a]	73,256
24,400	Western Digital Corporation[a]	279,380
7,550	Wind River Systems, Inc.[a]	68,176
6,900	Zebra Technologies Corporation[a]	139,794

	Total Information Technology	9,097,868

Materials (6.6%)
8,890	Airgas, Inc.	346,621
10,020	Albemarle Corporation	223,446
7,400	AptarGroup, Inc.	260,776
7,300	Ashland, Inc.	76,723
7,290	Cabot Corporation	111,537
4,800	Carpenter Technology Corporation	98,592
27,900	Chemtura Corporation	39,060
12,500	Cliffs Natural Resources, Inc.	320,125
12,500	Commercial Metals Company	148,375
5,160	Cytec Industries, Inc.	109,495
4,900	Ferro Corporation	34,545
8,100	FMC Corporation	362,313
3,700	Greif, Inc.	123,691
10,800	Louisiana-Pacific Corporation	16,848
7,360	Lubrizol Corporation	267,831
4,520	Martin Marietta Materials, Inc.[b]	438,802
1,980	Minerals Technologies, Inc.	80,982
8,400	Olin Corporation	151,872
11,500	Packaging Corporation of America	154,790
7,000	Reliance Steel & Aluminum Company	139,580
14,100	RPM International, Inc.	187,389
4,900	Scotts Miracle-Gro Company	145,628
5,430	Sensient Technologies Corporation	129,668
10,980	Sonoco Products Company	254,297
17,800	Steel Dynamics, Inc.	199,004
12,000	Temple-Inland, Inc.[b]	57,600
11,200	Terra Industries, Inc.	186,704
11,160	Valspar Corporation	201,884
6,700	Worthington Industries, Inc.[b]	73,834

	Total Materials	4,942,012

Telecommunications Services (0.8%)
26,710	Cincinnati Bell, Inc.[a]	51,550
8,600	NeuStar, Inc.[a]	164,518
11,820	Telephone and Data Systems, Inc.	375,285

	Total Telecommunications Services	591,353

Utilities (8.3%)
8,480	AGL Resources, Inc.	265,848
12,100	Alliant Energy Corporation	353,078
15,166	Aqua America, Inc.[b]	312,268
4,300	Black Hills Corporation	115,928
12,730	DPL, Inc.	290,753
7,900	Energen Corporation	231,707
13,163	Great Plains Energy, Inc.	254,441
9,880	Hawaiian Electric Industries, Inc.	218,743
5,030	IDACORP, Inc.	148,133
20,225	MDU Resources Group, Inc.	436,456
8,800	National Fuel Gas Company	275,704
17,170	Northeast Utilities	413,110
11,740	NSTAR	428,393
26,400	NV Energy, Inc.	261,096
10,290	OGE Energy Corporation	265,276
11,600	ONEOK, Inc.	337,792
9,675	PNM Resources, Inc.	97,524
14,560	Puget Energy, Inc.	397,051
13,700	Southern Union Company	178,648
11,900	UGI Corporation	290,598
8,990	Vectren Corporation	224,840
12,320	Westar Energy, Inc.	252,683
5,610	WGL Holdings, Inc.	183,391

	Total Utilities	6,233,461

	Total Common Stock (cost $91,832,071)	72,927,282

Shares	Collateral Held for Securities Loaned (12.7%)	Value
9,562,918	Thrivent Financial Securities Lending Trust	9,562,918

	Total Collateral Held for Securities Loaned (cost $9,562,918)	9,562,918

Shares or Principal Amount	Short-Term Investments (2.1%)[c]	Value
	Federal National Mortgage Association Discount Notes
300,000	0.417%, 5/14/2009[d]	299,543
1,291,295	Thrivent Money Market Portfolio	1,291,295

	Total Short-Term Investments (at amortized cost)	1,590,838

	Total Investments (cost $102,985,827) 111.9%	$84,081,038

	Other Assets and Liabilities, Net (11.9%)	(8,940,742)

	Total Net Assets 100.0%	$75,140,296

a	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2008

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	At December 31, 2008, $299,543 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

REIT  -  Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,325,217
Gross unrealized depreciation	(28,917,319)

Net unrealized appreciation (depreciation)	$(20,592,102)
Cost for federal income tax purposes	$104,673,140

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Mid Cap Index Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$83,781,495	$52,579
Level 2	299,543	—
Level 3	—	—

Totals (Level 1,2,3)	$84,081,038	$52,579

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	30	March 2009	$1,559,021	$1,611,600	$52,579
Total Futures					$52,579

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$2,210,657	$25,574,535	$26,493,897	1,291,295	$1,291,295	$40,055
Thrivent Financial Securities Lending Trust	26,957,577	66,440,242	83,834,901	9,562,918	9,562,918	300,440
Total Value and Income Earned	29,168,234				10,854,213	340,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (82.8%)	Value[a]
Australia (2.5%)
85,315	AJ Lucas Group, Ltd.	281,296
24,102	Ansell, Ltd.	211,030
81,010	Asciano Group	86,234
26,215	BHP Billiton, Ltd.	556,919
13,987	Campbell Brothers, Ltd.	172,646
28,568	Centennial Coal Company, Ltd.	66,934
9,848	CSL, Ltd.	232,235
5,557	Leighton Holdings, Ltd.	107,979
24,489	OneSteel, Ltd.	42,347
19,757	Origin Energy, Ltd.	222,830
10,683	QBE Insurance Group, Ltd.	193,078
12,756	Sonic Healthcare, Ltd.	129,959
35,521	United Group, Ltd.	205,743
7,193	Westpac Banking Corporation	86,271

	Total Australia	2,595,501

Austria (0.3%)
4,366	Intercell AGb	137,321
2,505	OMV AG	66,561
2,964	Verbund - Oesterreichische Elektrizitaetswirtschafts-AG	137,049

	Total Austria	340,931

Belgium (0.3%)
546	Colruyt SA	117,328
3,602	EVS Broadcast Equipment SA	128,604
1,053	Group Bruxelles Lambert SA	84,357

	Total Belgium	330,289

Brazil (2.7%)
45,000	Banco Bradesco SA ADR	444,150
6,700	Companhia Vale do Rio Doce ADR	81,137
51,000	Companhia Vale do Rio Doce SP ADR	543,150
20,300	Empresa Brasileira de Aeronautica SA ADR	329,063
50,100	Lojas Renner SA	336,650
28,000	Petroleo Brasileiro SA ADR	571,480
10,500	Souza Cruz SA	198,563
15,000	Ultrapar Participacoes SA	337,350

	Total Brazil	2,841,543

Canada (1.6%)
7,600	Alimentation Couche-Tard, Inc.	88,898
12,900	CGI Group, Inc.[b]	100,316
6,024	Enbridge, Inc.[b]	193,041
8,700	EnCana Corporation	401,420
300	Fairfax Financial Holdings, Ltd.[b]	94,775
15	Gildan Activewear, Inc.[b]	172
13,097	Groupe Aeroplan, Inc.	92,087
2,500	Metro, Inc.	74,929
2,600	Potash Corporation of Saskatchewan, Inc.	188,581
3,800	Shoppers Drug Mart Corporation	147,905
11,600	Sino-Forest Corporation[b]	92,744
2,000	Toronto-Dominion Bank	70,393
12,300	Viterra, Inc.[b]	94,654
12,456	Yellow Pages Income Fund	67,502

	Total Canada	1,707,417

Cayman Islands (0.1%)
11,109	Subsea 7, Inc.[b]	66,047

	Total Cayman Islands	66,047

Chile (0.3%)
8,700	Banco Santander Chile SA ADR	304,761

	Total Chile	304,761

China (0.5%)
550,000	PetroChina Company, Ltd.	488,756

	Total China	488,756

Denmark (0.7%)
2,240	ALK-Abello A/S	221,348
5,900	Novo Nordisk AS	304,342
3,364	Vestas Wind Systems[b]	197,959

	Total Denmark	723,649

Finland (0.4%)
6,389	Fortum Oyj	138,866
17,312	Nokia Oyj	271,664

	Total Finland	410,530

France (5.9%)
3,171	Alstom	188,974
33,300	Axa SA	747,435
11,800	Cap Gemini SA	456,268
6,600	Compagnie de Saint-Gobain	311,850
1,785	Eurazeo	83,948
2,477	Eurofins Scientific	123,070
3,978	Eutelsat Communications[b]	93,955
7,827	GDF Suez	388,508
1,436	Hermes International	201,044
7,483	Orpea[b]	270,946
2,755	Rubis	174,447
8,900	Schneider Electric SA	662,639
2,472	Sechilienne SA	110,743
3,490	Societe Generale	177,058
1,724	Stallergenes	92,280
3,742	Teleperformance	104,741
6,471	Total SA	355,769
3,948	UBISOFT Entertainment SAb	77,458
657	Vallourec SA	74,701
2,640	Vilmorin & Cie	270,190
38,870	Vivendi Universal SA	1,266,928

	Total France	6,232,952

Germany (4.2%)
6,600	Adidas AG	251,589
3,480	Bayer AG	202,774
12,100	Bayerische Motoren Werke AG	371,532
36,400	Deutsche Post AG-REG	615,653
2,313	Fresenius SE	135,739
20,535	GEA Group AG	356,594
3,536	Krones AG	154,732
11,340	Morphosys AGb	303,718
2,776	RWE AG	246,555
9,542	SAP AG	346,250
13,707	Siemens AG	1,031,907
2,731	Vossloh AG	305,734
787	Wacker Chemie AG	84,274

	Total Germany	4,407,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (82.8%)	Value[a]
Greece (0.4%)
11,248	Alpha Bank AE	105,232
5,858	Greek Organization of Football Prognostics SA	168,584
14,703	Marfin Investment Group SAb	59,439
4,600	Public Power Corporation SA	73,927

	Total Greece	407,182

Hong Kong (1.8%)
54,000	BOC Hong Kong (Holdings), Ltd.	61,807
12,000	Cheung Kong Holdings, Ltd.	114,475
55,500	China Mobile, Ltd.	563,109
140,000	Hang Lung Group, Ltd.	427,678
8,300	Hang Seng Bank, Ltd.	109,582
32,000	Hutchison Whampoa, Ltd.	161,543
33,000	Swire Pacific, Ltd., Class A	228,598
145,000	Swire Pacific, Ltd., Class B	193,374

	Total Hong Kong	1,860,166

Hungary (0.4%)
3,000	Richter Gedeon Nyrt	449,259

	Total Hungary	449,259

Indonesia (0.4%)
440,000	PT Astra International Tbk	432,434

	Total Indonesia	432,434

Israel (0.5%)
13,000	Check Point Software Technologies, Ltd.[b]	246,870
7,500	Teva Pharmaceutical Industries, Ltd. ADR	319,275

	Total Israel	566,145

Italy (2.6%)
22,293	Ansaldo STS SPA	315,935
22,582	Davide Campari - Milano SPA	156,530
22,920	Enel SPA	147,639
36,200	Eni SPA	871,100
36,772	Finmeccanica SPA	569,557
11,863	Istituto Finanziario Industriale SPA[b]	81,610
4,413	Lottomatica SPA	109,845
32,788	Terna-Rete Elettrica Nationale SPA	108,199
166,400	Unicredit SPA	423,054

	Total Italy	2,783,469

Japan (18.0%)
8,700	Aeon Delight Company, Ltd.	252,314
3,000	Astellas Pharmaceutical, Inc.	122,797
10,000	Bank of Kyoto, Ltd.	112,075
15,600	Bridgestone Corporation	233,994
2,800	Canon, Inc.	88,717
9,900	Capcom Company, Ltd.	223,969
22,900	Culture Convenience Club Company, Ltd.	235,096
88	CyberAgent, Inc.	54,536
10,000	Daihatsu Motor Company, Ltd.	88,368
18,600	Daiichi Sankyo Company, Ltd.	439,860
12,900	Daiseki Company, Ltd.	244,103
24,600	Daito Trust Construction Company, Ltd.	1,291,362
40	East Japan Railway Company[a]	304,477
2,900	FamilyMart Company, Ltd.	125,943
1,494	Fast Retailing Company, Ltd.	219,219
29,300	Fuji Oil Company, Ltd.	415,073
50,100	GMO Internet, Inc.[b]	258,215
28,000	Godo Steel, Ltd.	78,735
2,700	Hisamitsu Pharmaceutical Company, Inc.	110,370
9,000	Hitachi Metals, Ltd.	41,859
56,000	Hitachi, Ltd.	217,331
3,200	Hogy Medical Company, Ltd.	219,166
3,900	Honda Motor Company, Ltd.	83,065
7,600	Hosiden Corporation	120,114
24,000	ITOCHU Corporation	121,082
70	Japan Tobacco, Inc.	231,864
8,000	Kao Corporation	243,003
32	KDDI Corporation	228,489
4,000	KONAMI Corporation	103,700
44,000	Kureha Corporation	220,135
3,900	Kurita Water Industries, Ltd.	105,431
2,700	Lawson, Inc.	155,713
24,000	Maeda Corporation	97,451
3,963	Mars Engineering Corporation	133,872
41,000	Marubeni Corporation	156,971
35,000	Mitsubishi Electric Corporation	219,336
16,000	Mitsubishi Estate Company, Ltd.	264,302
7,000	Mitsubishi Logistics Corporation	88,748
119,800	Mitsubishi UFJ Financial Group, Inc.	752,961
14,000	Mitsui & Company, Ltd.	143,925
16,000	Mitsui Fudosan Company, Ltd.	266,756
27,200	Mitsui Sumitomo Insurance Group Holdings, Inc.	864,992
14,300	Nichi-iko Pharmaceutical Company, Ltd.	442,108
1,000	Nintendo Company, Ltd.	382,151
13,000	Nippon Yusen Kabushiki Kaisha	80,142
4,800	NPC, Inc.	244,662
22,000	Oji Paper Company, Ltd.	129,342
272	Rakuten, Inc.[b]	173,181
25,000	Sanyo Special Steel Company, Ltd.	74,180
8,600	Seven & I Holdings Company, Ltd.	295,596
28	Seven Bank, Ltd.	107,022
3,000	Shimano, Inc.	118,100
16,000	Shin-Etsu Chemical Company, Ltd.	738,424
48,000	Shinsei Bank, Ltd.	75,971
11,000	Softbank Corporation	199,773
99	So-net M3, Inc.	339,254
3,000	Square ENIX Holdings Company, Ltd.	96,803
9,537	Sugi Pharmacy Company, Ltd.	254,944
95,700	Sumitomo Corporation	848,790
158,100	Sumitomo Trust and Banking Company, Ltd.	934,567
10,000	Suruga Bank, Ltd.	99,346
8,100	Sysmex Corporation	295,186
2,300	T&D Holdings, Inc.	97,350
13,800	Takeda Pharmaceutical Company, Ltd.	719,287
8,700	Tokio Marine Holdings, Inc.	257,776
10,300	Tokyo Electric Power Company, Inc.	343,832
6,507	Toyo Seikan Kaisha, Ltd.	112,792
3,000	Toyo Suisan Kaisha, Ltd.	86,449

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (82.8%)	Value[a]
Japan (18.0%) - continued
38,000	Toyo Tire & Rubber Company, Ltd.	69,438
23,100	Toyota Motor Corporation	763,647
9,100	Tsumura & Company	337,773
10,800	Unicharm Petcare Corporation	401,675
17,000	Yokohama Rubber Company, Ltd.	85,310

	Total Japan	19,184,360

Luxembourg (0.4%)
2,053	Oriflame Cosmetics SA	59,971
16,000	Tenaris SA ADR	335,680

	Total Luxembourg	395,651

Malaysia (0.5%)
120,000	Bumiputra-Commerce Holdings Berhad	203,299
135,000	Public Bank Berhad	342,276

	Total Malaysia	545,575

Mexico (1.4%)
172,000	Consorcio ARA SAB de CV	65,206
16,500	Fomento Economico Mexicano SAB de CV ADR	497,145
6,000	Grupo Aeroportuario del Sureste SAB de CV ADR	224,280
231,500	Grupo Financiero Banorte SA de CV ADR	417,915
138,000	Organizacion Soriana SAB de CVb	284,500

	Total Mexico	1,489,046

Netherlands (2.3%)
2,492	Furgo NV	71,628
3,233	Gemalto NVb	81,336
14,654	Imtech NV	247,288
33,500	ING Groep NV	368,696
20,673	Koninklijke (Royal) Ahold NV	254,748
22,981	Koninklijke (Royal) KPN NV	334,106
2,263	Koninklijke Boskalis Westminster NV	52,796
3,203	Koninklijke DSM NV	82,193
1,865	Koninklijke Vopak NV	70,678
15,128	Qiagen NVb	267,562
15,924	Reed Elsevier NV	189,326
8,698	Ten Cate NV	195,637
9,227	Unilever NV	223,643

	Total Netherlands	2,439,637

Norway (1.2%)
100	DnB NOR ASA	397
80,200	Norsk Hydro ASA	326,767
10,550	Seadrill, Ltd.	85,982
40,300	StatoilHydro ASA	674,009
6,600	Tandberg ASA	72,735
46,086	Tomra Systems ASA	157,848

	Total Norway	1,317,738

Philippines (0.4%)
1,800,000	Ayala Land, Inc.	250,391
210,000	Bank of the Philippine Islands	175,436

	Total Philippines	425,827

Portugal (0.1%)
18,116	Jeronimo Martins SGPS SA	100,615

	Total Portugal	100,615

Russia (0.3%)
9,726	LUKOIL ADR	314,786

	Total Russia	314,786

Singapore (1.6%)
213,000	Parkway Holdings, Ltd.	184,586
551,992	Raffles Education Corporation, Ltd.	218,605
59,200	Singapore Airlines, Ltd.	465,588
349,000	Singapore Telecommunications, Ltd.	621,892
200,000	SMRT Corporation, Ltd.	230,067

	Total Singapore	1,720,738

South Africa (0.7%)
51,000	Massmart Holdings, Ltd.	467,636
86,000	Truworths International, Ltd.	318,182

	Total South Africa	785,818

South Korea (1.4%)
10,000	Busan Bank[b]	47,431
500	Samsung Electronics Company, Ltd.	182,295
2,100	Samsung Electronics Company, Ltd. GDR[c]	375,967
1,100	Shinsegae Company, Ltd.[b]	427,363
5,695	SODIFF Advanced Materials Company, Ltd.[b]	251,056
3,894	Taewoong Company, Ltd.	240,383

	Total South Korea	1,524,495

Spain (3.4%)
31,300	Banco Bilbao Vizcaya Argentaria SA	387,818
786	Construcciones y Auxiliar de Ferrocarriles SA	279,478
4,507	Grifols SA	78,970
3,189	Grupo Ferrovial SA	88,956
88,772	Iberdrola SA	827,502
22,833	Mapfre SA	77,868
7,502	Prosegur Cia de Seguridad SA	249,681
71,834	Telefonica SA	1,621,407

	Total Spain	3,611,680

Sweden (1.3%)
16,000	Atlas Copco AB	140,775
7,998	Elekta AB	80,481
17,101	Getinge AB	207,508
7,851	Investor AB	119,751
3,925	Modern Times Group AB	85,929
8,449	Nordea Bank AB	60,221
38,700	Sandvik AB	248,579
10,888	SSAB Svenskt Stal AB	90,780
42,100	Telefonaktiebolaget LM Ericsson	328,204

	Total Sweden	1,362,228

Switzerland (6.9%)
684	Acino Holding AG	148,819
3,680	Actelion, Ltd.[b]	208,173
13,900	Adecco SA	475,831

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (82.8%)	Value[a]
Switzerland (6.9%) - continued
1,927	Burckhardt Compression Holding AG	275,901
1,048	Meyer Burger Technology AGb	122,632
50,878	Nestle SA	2,014,576
36,709	Novartis AG	1,838,350
1,080	Pargesa Holding SA	72,175
3,792	Roche Holding AG	587,039
4,198	Schulthess Group AG	166,523
15,500	Swiss Reinsurance Company	758,931
5,642	Temenos Group AGb	76,136
9,680	UBS AGb	140,831
186	Vetropack Holding AG	219,979
736	Zurich Financial Services AG	160,794

	Total Switzerland	7,266,690

Taiwan (1.5%)
130,000	Taiwan Mobile Company, Ltd.	193,444
332,962	Taiwan Semiconductor Manufacturing Company, Ltd.	454,320
114,431	Taiwan Semiconductor Manufacturing Company, Ltd.
	ADR	904,004

	Total Taiwan	1,551,768

Thailand (0.8%)
117,000	PTT Exploration & Production Public Company, Ltd.	360,373
161,000	Siam Cement Public Company, Ltd.	509,981

	Total Thailand	870,354

Turkey (0.7%)
154,000	Akbank TAS	485,188
11,000	BIM Birlesik Magazalar AS	231,356

	Total Turkey	716,544

United Kingdom (13.2%)
14,985	Aggreko plc	97,830
10,312	Amlin plc	53,603
9,671	Anglo American plc	225,702
17,800	AstraZeneca plc	728,236
6,247	Autonomy Corporation plc[b]	86,932
7,685	Aveva Group plc	63,996
51,132	Babcock International Group plc	352,512
44,551	BAE Systems plc	242,459
16,445	Balfour Beatty plc	79,555
31,078	BG Group plc	430,186
17,270	BHP Billiton plc	334,977
70,326	BP Amoco plc	542,900
15,973	British American Tobacco plc	416,702
95,700	British Sky Broadcasting Group plc	675,843
53,390	Cable & Wireless plc	120,744
61,091	Carillion plc	220,323
2,952	Chemring Group plc	83,466
39,377	Cobham plc	117,706
23,582	Compass Group plc	117,622
16,041	Croda International plc	121,942
4,119	Diageo plc	57,877
29,082	Dignity plc	252,217
14,187	FirstGroup plc	89,722
31,711	GAME GROUP plc	58,758
68,164	GlaxoSmithKline plc	1,267,743
38,604	Group 4 Securicor plc	114,963
34,923	HMV Group plc	55,219
16,489	IG Group Holdings plc	61,890
11,449	Imperial Tobacco Group plc	305,827
15,295	Inmarsat plc	105,059
35,573	International Power plc	123,966
6,611	Intertek Group plc	75,497
27,591	John Wood Group plc	75,291
146,800	Kingfisher plc	289,189
75,900	Pearson plc	715,414
10,574	Petrofac, Ltd.	52,932
71,639	PV Crystalox Solar plc	103,611
6,541	Reckitt Benckiser Group plc	245,107
5,473	Rio Tinto plc	121,651
27,639	Rotork plc	318,697
8,680	Royal Dutch Shell plc, Class A	228,060
8,897	Royal Dutch Shell plc, Class B	225,535
37,508	Stagecoach Group plc	77,152
33,515	Standard Chartered plc	428,876
31,552	Tesco plc	164,297
18,911	Tullett Prebon plc	37,936
14,838	Ultra Electronics Holdings	243,954
45,409	Unilever plc	1,043,076
487,300	Vodafone Group plc	997,861
34,533	VT Group plc	279,020
88,200	WPP plc	515,745
12,801	Xstrata plc	119,788

	Total United Kingdom	13,965,166

United States (1.1%)
3,066	iShares MSCI EAFE Index Fund	137,571
1,428	Synthes, Inc.	181,070
71,000	WisdomTree India Earnings Fund	805,851

	Total United States	1,124,492

	Total Common Stock (cost $108,679,251)	87,661,290

Principal Amount	Long-Term Fixed Income (7.7%)	Value[a]
Argentina (0.2%)
	Argentina Bonos
380,000	7.000%, 10/3/2015	110,390
	Republic of Argentina International Bond
660,000	1.330%, 3/31/2009[d]	125,400

	Total Argentina	235,790

Bermuda (0.1%)
	Digicel Group, Ltd.
100,000	8.875%, 1/15/2015	65,000

	Total Bermuda	65,000

Brazil (0.9%)
	Federative Republic of Brazil International Bond
880,000	6.000%, 1/17/2017	908,600
	Independencia International, Ltd.
70,000	9.875%, 5/15/2015[e]	38,500

	Total Brazil	947,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (7.7%)	Value[a]
Colombia (0.1%)
	Colombia Government International Bond
110,000	7.375%, 9/18/2037	107,800

	Total Colombia	107,800

Dominican Republic (0.1%)
	Dominican Republic International Bond
163,947	9.040%, 1/23/2018	101,647

	Total Dominican Republic	101,647

Ecuador (0.1%)
	Republic of Ecuador International Bond
220,000	10.000%, 8/15/2030[f]	57,200

	Total Ecuador	57,200

Indonesia (0.3%)
	Indonesia Government International Bond
170,000	8.500%, 10/12/2035	142,650
300,000	6.625%, 2/17/2037	215,628

	Total Indonesia	358,278

Ireland (0.1%)
	VIP Finance Ireland, Ltd.
100,000	9.125%, 4/30/2018[e]	54,000
130,000	9.125%, 4/30/2018	67,871

	Total Ireland	121,871

Kazakhstan (0.1%)
	KazMunaiGaz Finance Sub BV
100,000	8.375%, 7/2/2013[e]	78,000

	Total Kazakhstan	78,000

Lebanon (0.2%)
	Lebanon Government International Bond
207,000	4.000%, 12/31/2017	163,530

	Total Lebanon	163,530

Malaysia (0.2%)
	Malaysia Government International Bond
180,000	7.500%, 7/15/2011	195,148

	Total Malaysia	195,148

Mexico (1.0%)
	Mexican Bonos
5,500,000	10.000%, 12/5/2024[g]	456,211
	Mexico Government International Bond
200,000	5.950%, 3/19/2019	200,000
260,000	7.500%, 4/8/2033	297,050
80,000	6.750%, 9/27/2034	84,400
	United Mexican States
40,000	6.050%, 1/11/2040	38,800

	Total Mexico	1,076,461

Netherlands (0.6%)
	Kazkommerts International BV
190,000	8.000%, 11/3/2015	87,400
	Majapahit Holding BV
200,000	7.750%, 10/17/2016	110,059
740,000	7.875%, 6/29/2037	347,000
	TuranAlem Finance BV
140,000	8.000%, 3/24/2014	58,800

	Total Netherlands	603,259

Panama (0.1%)
	Panama Government International Bond
170,000	6.700%, 1/26/2036	153,000

	Total Panama	153,000

Peru (0.2%)
	Peru Government International Bond
290,000	6.550%, 3/14/2037	258,825

	Total Peru	258,825

Philippines (0.7%)
	Republic of the Philippines Government International Bond
410,000	10.625%, 3/16/2025	475,600
200,000	9.500%, 2/2/2030	224,000

	Total Philippines	699,600

Russia (0.9%)
	Russian Federation International Bond
1,127,000	7.500%, 3/31/2030	982,923

	Total Russia	982,923

South Africa (0.2%)
	Republic of South Africa International Bond
40,000	6.500%, 6/2/2014	37,800
220,000	5.875%, 5/30/2022	181,500

	Total South Africa	219,300

South Korea (0.1%)
	Republic of Korea International Bond
100,000	5.625%, 11/3/2025	89,359

	Total South Korea	89,359

Trinidad & Tobago (0.1%)
	National Gas Company of Trinidad & Tobago, Ltd.
170,000	6.050%, 1/15/2036[e]	121,693

	Total Trinidad & Tobago	121,693

Turkey (0.6%)
	Republic of Turkey International Bond
540,000	6.750%, 4/3/2018	513,000
70,000	7.000%, 3/11/2019	68,023
110,000	7.250%, 3/5/2038	92,400

	Total Turkey	673,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (7.7%)	Value[a]
Ukraine (0.2%)
	Ukraine Government International Bond
100,000	6.875%, 3/4/2011	52,000
100,000	7.650%, 6/11/2013	43,000
100,000	6.580%, 11/21/2016	35,000
100,000	6.750%, 11/14/2017[e]	36,604

	Total Ukraine	166,604

Uruguay (0.2%)
	Uruguay Government International Bond
290,000	7.625%, 3/21/2036	243,600

	Total Uruguay	243,600

Venezuela (0.4%)
	Petroleos de Venezuela SA
30,000	5.250%, 4/12/2017	10,800
240,000	5.375%, 4/12/2027	70,200
370,000	5.500%, 4/12/2037	104,525
	Venezuela Government International Bond
210,000	6.000%, 12/9/2020	78,225
130,000	9.000%, 5/7/2023	52,000
90,000	9.250%, 5/7/2028	37,800
200,000	9.375%, 1/13/2034	92,000
80,000	7.000%, 3/31/2038	29,000

	Total Venezuela	474,550

	Total Long-Term Fixed Income (cost $9,750,517)	8,193,961

Shares	Preferred Stock (0.6%)	Value[a]
South Korea (0.6%)
3,200	Samsung Electronics Company, Ltd.	664,953

	Total South Korea	664,953

	Total Preferred Stock (cost $995,870)	664,953

Shares or Principal Amount	Short-Term Investments (8.8%)[h]	Value
	Federal National Mortgage Association Discount Notes
500,000	0.374%, 5/14/2009[i]	499,315
8,811,716	Thrivent Money Market Portfolio	8,811,716

	Total Short-Term Investments (at amortized cost)	9,311,031

	Total Investments (cost $128,736,669) 99.9%	$105,831,235

	Other Assets and Liabilities, Net 0.1%	70,296

	Total Net Assets 100.0%	$105,901,531

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

b	Non-income producing security.

c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $375,967 or 0.4% of total net assets.

d	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost
Independencia International, Ltd.	5/8/2008	$69,138
KazMunaiGaz Finance Sub BV	6/24/2008	99,499
National Gas Company of Trinidad & Tobago, Ltd.	6/6/2008	158,128
Ukraine Government International Bond	9/8/2008	84,850
VIP Finance Ireland, Ltd.	5/2/2008	101,046

f	Defaulted security.

g	Principal amount is displayed in Mexican Pesos.

h	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

i	At December 31, 2008, $499,315 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,820,252
Gross unrealized depreciation	(25,646,420)

Net unrealized appreciation (depreciation)	$(23,826,168)
Cost for federal income tax purposes	$129,657,403

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Worldwide Allocation Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$17,580,103	$156,846
Level 2	87,946,655	—
Level 3	304,477	—

Totals (Level 1,2,3)	$105,831,235	$156,846

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2008

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Partner Worldwide Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value April 30, 2008	$—	$—
Accrued Discounts/Premiums	—	—
Realized Gain/(Loss)	(410)	—
Change in Unrealized Gain/(Loss)	6,734	—
Net Purchases/Sales	298,153	—
Transfers In and/or Out of Level 3	—	—

Value December 31, 2008	$304,477	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
E-Mini MSCI EAFE Index Futures	46	March 2009	$2,766,007	$2,913,640	$147,633
Total Futures					$147,633

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/ (Loss)
Purchases
British Pound	17,851	1/2/2009 - 1/5/2009	$25,811	$25,666	($145)
Chinese Renminbi Yuan	515,000	2/3/2009	74,304	75,103	799
EURO	43,735	1/2/2009 - 1/6/2009	61,534	60,792	(742)
Japanese Yen	13,284,702	1/5/2009 - 1/7/2009	147,139	146,549	(590)
Total Foreign Currency Forward Contracts Purchases			$308,788	$308,110	($678)

Sales
Japanese Yen	3,697,983	1/5/2009 - 1/7/2009	$40,938	$40,794	$144
Mexican Peso	6,081,775	2/13/2009	443,520	433,769	9,751
Norwegian Krone	25,398	1/2/2009 - 1/6/2009	3,623	3,627	(4)
Total Foreign Currency Forward Contracts Sales			$488,081	$478,190	$9,891

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$9,213

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$28,831,868	$20,020,152	8,811,716	$8,811,716	$70,067
Total Value and Income Earned	—				8,811,716	70,067

†	Partner Worldwide Allocation Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.2%)	Value[a]
Australia (2.7%)
1,001,084	Asciano Group	$1,065,645
322,639	BHP Billiton, Ltd.	6,854,240
337,195	Centennial Coal Company, Ltd.	790,033
122,323	CSL, Ltd.	2,884,616
69,014	Leighton Holdings, Ltd.	1,341,017
325,654	OneSteel, Ltd.	563,123
245,395	Origin Energy, Ltd.	2,767,695
131,350	QBE Insurance Group, Ltd.	2,373,943
158,437	Sonic Healthcare, Ltd.	1,614,162
88,597	Westpac Banking Corporation	1,062,608

	Total Australia	21,317,082

Austria (0.3%)
31,887	OMV AG	847,284
36,816	Verbund - Oesterreichische Elektrizitaetswirtschafts-AG	1,702,282

	Total Austria	2,549,566

Belgium (0.3%)
6,781	Colruyt SA	1,457,147
12,579	Group Bruxelles Lambert SA	1,007,719

	Total Belgium	2,464,866

Brazil (0.7%)
83,900	Companhia Vale do Rio Doce ADR	1,016,029
290,700	Empresa Brasileira de Aeronautica SA ADR[b]	4,712,247

	Total Brazil	5,728,276

Canada (2.7%)
94,200	Alimentation Couche-Tard, Inc.	1,101,861
160,757	CGI Group, Inc.[c]	1,250,115
72,513	Enbridge, Inc.[c]	2,323,705
107,700	EnCana Corporation	4,969,293
2,800	Fairfax Financial Holdings, Ltd.[c]	884,568
36	Gildan Activewear, Inc.[c]	414
157,494	Groupe Aeroplan, Inc.	1,107,370
30,500	Metro, Inc.	914,135
32,900	Potash Corporation of Saskatchewan, Inc.	2,386,283
46,800	Shoppers Drug Mart Corporation	1,821,580
143,200	Sino-Forest Corporation[c]	1,144,904
25,100	Toronto-Dominion Bank[b]	883,431
151,400	Viterra, Inc.[c]	1,165,087
149,827	Yellow Pages Income Fund	811,942

	Total Canada	20,764,688

Cayman Islands (0.1%)
137,501	Subsea 7, Inc.[c]	817,487

	Total Cayman Islands	817,487

Denmark (0.8%)
71,066	Novo Nordisk AS	3,665,825
41,779	Vestas Wind Systems[c]	2,458,537

	Total Denmark	6,124,362

Finland (0.6%)
79,364	Fortum Oyj	1,724,992
208,738	Nokia Oyj	3,275,568

	Total Finland	5,000,560

France (8.0%)
38,215	Alstom	2,277,404
377,900	Axa SA	8,482,159
149,000	Cap Gemini SA	5,761,354
83,500	Compagnie de Saint-Gobain	3,945,381
21,512	Eurazeo	1,011,701
49,405	Eutelsat Communications[c]	1,166,882
94,381	GDF Suez[b]	4,684,782
17,840	Hermes International[b]	2,497,647
103,400	Schneider Electric SA	7,698,514
42,133	Societe Generale	2,137,526
46,470	Teleperformance	1,300,727
77,982	Total SA	4,287,373
49,038	UBISOFT Entertainment SAc	962,103
7,632	Vallourec SA	867,758
456,204	Vivendi Universal SA	14,869,499

	Total France	61,950,810

Germany (5.4%)
110,500	Adidas AG	4,212,210
43,224	Bayer AG	2,518,588
144,300	Bayerische Motoren Werke AG	4,430,756
420,200	Deutsche Post AG-REG	7,107,069
28,438	Fresenius SE	1,668,888
78,557	GEA Group AG	1,364,155
34,165	RWE AG	3,034,426
118,517	SAP AG	4,300,615
168,339	Siemens AG	12,673,115
9,768	Wacker Chemie AG	1,045,984

	Total Germany	42,355,806

Greece (0.6%)
139,706	Alpha Bank AE	1,307,029
72,763	Greek Organization of Football Prognostics SA	2,093,995
181,691	Marfin Investment Group SAc	734,518
56,614	Public Power Corporation SA	909,853

	Total Greece	5,045,395

Hong Kong (0.7%)
641,000	BOC Hong Kong (Holdings), Ltd.	733,674
141,000	Cheung Kong Holdings, Ltd.	1,345,087
103,200	Hang Seng Bank, Ltd.	1,362,508
400,000	Hutchison Whampoa, Ltd.	2,019,282

	Total Hong Kong	5,460,551

Italy (4.0%)
284,684	Enel SPA	1,833,786
419,100	Eni SPA	10,085,023
686,168	Finmeccanica SPA	10,627,974
143,034	Istituto Finanziario Industriale SPA[c]	983,980
54,812	Lottomatica SPA	1,364,342
407,247	Terna-Rete Elettrica Nationale SPA	1,343,904
1,887,400	Unicredit SPA	4,798,519

	Total Italy	31,037,528

Japan (23.3%)
38,100	Astellas Pharmaceutical, Inc.	1,559,521
122,000	Bank of Kyoto, Ltd.	1,367,311
315,100	Bridgestone Corporation	4,726,377
34,500	Canon, Inc.	1,093,118
1,083	CyberAgent, Inc.	671,159

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.2%)	Value[a]
Japan (23.3%) - continued
122,000	Daihatsu Motor Company, Ltd.	$1,078,090
261,500	Daiichi Sankyo Company, Ltd.	6,184,047
279,500	Daito Trust Construction Company, Ltd.	14,672,177
489	East Japan Railway Company	3,722,232
36,700	FamilyMart Company, Ltd.	1,593,825
17,530	Fast Retailing Company, Ltd.	2,572,227
349,000	Godo Steel, Ltd.	981,373
33,200	Hisamitsu Pharmaceutical Company, Inc.	1,357,142
110,000	Hitachi Metals, Ltd.	511,607
690,000	Hitachi, Ltd.	2,677,834
47,200	Honda Motor Company, Ltd.	1,005,298
93,600	Hosiden Corporation	1,479,297
303,000	ITOCHU Corporation	1,528,663
845	Japan Tobacco, Inc.	2,798,929
96,000	Kao Corporation	2,916,033
400	KDDI Corporation	2,856,119
49,700	KONAMI Corporation	1,288,470
47,700	Kurita Water Industries, Ltd.	1,289,506
33,500	Lawson, Inc.	1,931,990
292,000	Maeda Corporation	1,185,653
509,000	Marubeni Corporation	1,948,736
432,000	Mitsubishi Electric Corporation	2,707,237
199,000	Mitsubishi Estate Company, Ltd.	3,287,258
89,000	Mitsubishi Logistics Corporation	1,128,366
1,354,100	Mitsubishi UFJ Financial Group, Inc.	8,510,719
173,000	Mitsui & Company, Ltd.	1,778,504
193,000	Mitsui Fudosan Company, Ltd.	3,217,742
386,545	Mitsui Sumitomo Insurance Group Holdings, Inc.	12,292,585
12,200	Nintendo Company, Ltd.	4,662,251
157,000	Nippon Yusen Kabushiki Kaisha	967,864
265,000	Oji Paper Company, Ltd.	1,557,977
3,374	Rakuten, Inc.[c]	2,148,206
311,000	Sanyo Special Steel Company, Ltd.	922,805
103,200	Seven & I Holdings Company, Ltd.	3,547,147
342	Seven Bank, Ltd.	1,307,193
37,400	Shimano, Inc.	1,472,314
200,200	Shin-Etsu Chemical Company, Ltd.	9,239,544
574,000	Shinsei Bank, Ltd.	908,481
135,400	Softbank Corporation	2,459,025
37,400	Square ENIX Holdings Company, Ltd.	1,206,805
1,084,600	Sumitomo Corporation	9,619,623
1,863,700	Sumitomo Trust and Banking Company, Ltd.	11,016,788
122,000	Suruga Bank, Ltd.	1,212,023
28,700	T&D Holdings, Inc.	1,214,753
154,900	Takeda Pharmaceutical Company, Ltd.	8,073,746
108,300	Tokio Marine Holdings, Inc.	3,208,867
126,800	Tokyo Electric Power Company, Inc.	4,232,806
78,935	Toyo Seikan Kaisha, Ltd.	1,368,252
35,000	Toyo Suisan Kaisha, Ltd.	1,008,574
450,000	Toyo Tire & Rubber Company, Ltd.	822,295
274,600	Toyota Motor Corporation	9,077,815
206,000	Yokohama Rubber Company, Ltd.	1,033,761

	Total Japan	180,208,060

Luxembourg (0.1%)
26,131	Oriflame Cosmetics SAb	763,321

	Total Luxembourg	763,321

Netherlands (2.7%)
30,952	Furgo NV	889,653
40,152	Gemalto NVc	1,010,146
390,600	ING Groep NV	4,298,880
256,765	Koninklijke (Royal) Ahold NV	3,164,056
285,439	Koninklijke (Royal) KPN NV	4,149,816
28,803	Koninklijke Boskalis Westminster NV	671,982
39,421	Koninklijke DSM NV	1,011,586
23,738	Koninklijke Vopak NV	899,599
197,784	Reed Elsevier NV	2,351,524
114,600	Unilever NV	2,777,656

	Total Netherlands	21,224,898

Norway (1.7%)
100	DnB NOR ASA	397
923,700	Norsk Hydro ASA	3,763,529
128,000	Seadrill, Ltd.	1,043,200
469,875	StatoilHydro ASA	7,858,557
83,800	Tandberg ASA	923,511
10	Yara International ASA	220

	Total Norway	13,589,414

Portugal (0.2%)
225,013	Jeronimo Martins SGPS SA	1,249,707

	Total Portugal	1,249,707

Singapore (1.6%)
704,600	Singapore Airlines, Ltd.	5,541,438
3,780,650	Singapore Telecommunications, Ltd.	6,736,842

	Total Singapore	12,278,280

South Korea (1.0%)
22,334	Samsung Electronics Company, Ltd.	8,142,761

	Total South Korea	8,142,761

Spain (5.2%)
423,800	Banco Bilbao Vizcaya Argentaria SAb	5,251,020
55,987	Grifols SA	980,979
38,453	Grupo Ferrovial SA	1,072,632
1,066,952	Iberdrola SA	9,945,761
321,973	Mapfre SA	1,098,038
985,862	Telefonica SA	22,252,470

	Total Spain	40,600,900

Sweden (1.8%)
198,600	Atlas Copco AB	1,747,366
98,348	Elekta AB	989,635
94,656	Investor AB	1,443,777
48,125	Modern Times Group AB	1,053,583
103,983	Nordea Bank AB	741,152
488,600	Sandvik AB	3,138,402

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.2%)	Value[a]
Sweden (1.8%) - continued
131,279	SSAB Svenskt Stal AB	$1,094,553
505,700	Telefonaktiebolaget LM Ericsson	3,942,350

	Total Sweden	14,150,818

Switzerland (11.6%)
45,708	Actelion, Ltd.[c]	2,585,645
175,900	Adecco SA	6,021,485
11,650	Givaudan SA	9,205,346
659,030	Nestle SA	26,095,086
477,846	Novartis AG	23,930,056
13,018	Pargesa Holding SA	869,975
47,095	Roche Holding AG	7,290,765
181,300	Swiss Reinsurance Company	8,877,041
69,439	Temenos Group AGb,c	937,042
119,240	UBS AGc	1,734,783
9,149	Zurich Financial Services AG	1,998,788

	Total Switzerland	89,546,012

Taiwan (1.3%)
1,298,237	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	10,256,072

	Total Taiwan	10,256,072

United Kingdom (19.2%)
186,124	Aggreko plc	1,215,118
127,021	Amlin plc	660,272
118,850	Anglo American plc	2,773,725
202,600	AstraZeneca plc	8,288,801
76,886	Autonomy Corporation plc[c]	1,069,926
94,588	Aveva Group plc	787,671
184,840	Babcock International Group plc	1,274,320
553,347	BAE Systems plc	3,011,464
202,563	Balfour Beatty plc	979,933
374,715	BG Group plc	5,186,853
208,458	BHP Billiton plc	4,043,336
865,523	BP Amoco plc	6,681,638
196,576	British American Tobacco plc	5,128,245
1,309,700	British Sky Broadcasting Group plc	9,249,250
657,087	Cable & Wireless plc	1,486,028
36,668	Chemring Group plc	1,036,769
484,620	Cobham plc	1,448,634
290,225	Compass Group plc	1,447,578
50,906	Diageo plc	715,297
174,609	FirstGroup plc	1,104,267
372,191	GAME GROUP plc	689,637
893,127	GlaxoSmithKline plc	16,610,750
475,110	Group 4 Securicor plc	1,414,878
413,027	HMV Group plc	653,064
197,129	IG Group Holdings plc	739,907
140,905	Imperial Tobacco Group plc	3,763,875
188,236	Inmarsat plc	1,292,969
437,802	International Power plc	1,525,666
82,119	Intertek Group plc	937,786
339,564	John Wood Group plc	926,612
2,977,300	Kingfisher plc	5,865,131
870,000	Pearson plc	8,200,390
134,609	Petrofac, Ltd.	673,839
80,573	Reckitt Benckiser Group plc	3,019,269
67,969	Rio Tinto plc	1,510,778
61,462	Rotork plc	708,700
104,617	Royal Dutch Shell plc, Class A	2,748,727
107,222	Royal Dutch Shell plc, Class B	2,718,028
465,880	Stagecoach Group plc	958,286
87,384	Standard Chartered plc	1,118,214
391,890	Tesco plc	2,040,645
240,737	Tullett Prebon plc	482,928
615,874	Unilever plc	14,147,038
5,264,487	Vodafone Group plc	10,780,276
998,000	WPP plc	5,835,753
157,541	Xstrata plc	1,474,226

	Total United Kingdom	148,426,497

United States (0.6%)
54,381	iShares MSCI EAFE Index Fund	2,440,076
17,737	Synthes, Inc.	2,249,051

	Total United States	4,689,127

	Total Common Stock (cost $990,531,633)	755,742,844

Shares	Collateral Held for Securities Loaned (1.7%)	Value
13,420,165	Thrivent Financial Securities Lending Trust	13,420,165

	Total Collateral Held for Securities Loaned (cost $13,420,165)	13,420,165

Shares	Short-Term Investments (2.8%)	Value
21,861,973	Thrivent Money Market Portfolio	21,861,973

	Total Short-Term Investments (at amortized cost)	21,861,973

	Total Investments (cost $1,025,813,771) 101.7%	$791,024,982

	Other Assets and Liabilities, Net (1.7%)	(12,899,528)

	Total Net Assets 100.0%	$778,125,454

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$30,236,793
Gross unrealized depreciation	(271,433,674)

Net unrealized appreciation (depreciation)	$(241,196,881)
Cost for federal income tax purposes	$1,032,221,863

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2008

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner International Stock Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$74,471,250	$—
Level 2	712,831,500	—
Level 3	3,722,232	—

Totals (Level 1,2,3)	$791,024,982	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Partner International Stock Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value December 31, 2007	$—	$—
Accrued Discounts/Premiums	—	—
Realized Gain/(Loss)	(6,646)	—
Change in Unrealized Gain/(Loss)	175,672	—
Net Purchases/Sales	3,553,206	—
Transfers In and/or Out of Level 3	—	—

Value December 31, 2008	$3,722,232	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$6,617,542	$217,467,750	$202,223,319	21,861,973	$21,861,973	$548,457
Thrivent Financial Securities Lending Trust	122,278,806	806,225,654	915,084,295	13,420,165	13,420,165	1,612,504
Total Value and Income Earned	128,896,348				35,282,138	2,160,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.8%)	Value
Consumer Discretionary (12.0%)
1,000	Best Buy Company, Inc.	$28,110
3,400	Kohl’s Corporation[a]	123,080
2,700	Omnicom Group, Inc.	72,684
6,900	Staples, Inc.	123,648
1,100	Target Corporation	37,983

	Total Consumer Discretionary	385,505

Consumer Staples (9.4%)
4,900	CVS/Caremark Corporation	140,826
1,350	Procter & Gamble Company	83,457
3,300	SYSCO Corporation	75,702

	Total Consumer Staples	299,985

Energy (4.6%)
1,400	EOG Resources, Inc.	93,212
1,200	FMC Technologies, Inc.[a]	28,596
1,100	Smith International, Inc.	25,179

	Total Energy	146,987

Financials (14.3%)
2,100	AFLAC, Inc.	96,264
2,800	Bank of New York Mellon Corporation	79,324
4,200	Charles Schwab Corporation	67,914
300	Goldman Sachs Group, Inc.	25,317
4,200	SEI Investments Company	65,982
800	SunTrust Banks, Inc.	23,632
1,150	T. Rowe Price Group, Inc.	40,756
1,100	Wells Fargo & Company	32,428
1,000	Zions Bancorporation	24,510

	Total Financials	456,127

Health Care (19.7%)
1,700	Coventry Health Care, Inc.[a]	25,296
1,300	Dentsply International, Inc.	36,712
270	Intuitive Surgical, Inc.[a]	34,287
1,500	Laboratory Corporation of America Holdings[a]	96,615
2,000	Medtronic, Inc.	62,840
2,300	Novartis AG ADR	114,448
1,600	Pharmaceutical Product Development, Inc.	46,416
2,000	St. Jude Medical, Inc.[a]	65,920
2,600	Stryker Corporation	103,870
1,300	Varian Medical Systems, Inc.[a]	45,552

	Total Health Care	631,956

Industrials (8.4%)
450	C.H. Robinson Worldwide, Inc.	24,764
1,100	Danaher Corporation	62,271
650	Deere & Company	24,908
1,950	Emerson Electric Company	71,390
550	Fastenal Company	19,167
1,200	United Parcel Service, Inc.	66,192

	Total Industrials	268,692

Information Technology (22.1%)
1,150	Apple, Inc.[a]	98,153
7,700	Cisco Systems, Inc.[a]	125,510
340	Google, Inc.[a]	104,601
3,200	Hewlett-Packard Company	116,128
5,800	Intel Corporation	85,028
3,400	Microsoft Corporation	66,096
1,100	Nokia Oyj ADR	17,160
2,650	QUALCOMM, Inc.	94,949

	Total Information Technology	707,625

Materials (4.5%)
1,400	Air Products and Chemicals, Inc.	70,378
2,100	Ecolab, Inc.	73,815

	Total Materials	144,193

Utilities (2.8%)
2,700	Questar Corporation	88,263

	Total Utilities	88,263

	Total Common Stock (cost $4,599,960)	3,129,333

Shares	Short-Term Investments (2.2%)	Value
69,852	Thrivent Money Market Portfolio	69,852

	Total Short-Term Investments (at amortized cost)	69,852

	Total Investments (cost $4,669,812) 100.0%	$3,199,185

	Other Assets and Liabilities, Net 0.0%	1,535

	Total Net Assets 100.0%	$3,200,720

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,356
Gross unrealized depreciation	(1,479,983)

Net unrealized appreciation (depreciation)	$(1,470,627)
Cost for federal income tax purposes	$4,669,812

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Socially Responsible Stock Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$3,199,185	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$3,199,185	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Socially Responsible Stock Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$576,886	$507,034	69,852	$69,852	$1,591
Total Value and Income Earned	—				69,852	1,591

†	Partner Socially Responsible Stock Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (98.1%)	Value
Consumer Discretionary (15.1%)
1,125	Amazon.com, Inc.[a]	$57,690
2,200	Coach, Inc.[a]	45,694
1,625	GameStop Corporation[a]	35,198
575	Guess?, Inc.	8,826
1,550	LKQ Corporation[a]	18,073
2,000	NIKE, Inc.	102,000
325	Panera Bread Company[a]	16,978
300	Priceline.com, Inc.[a]	22,095
140	Strayer Education, Inc.	30,017
775	Urban Outfitters, Inc.[a]	11,609
600	WMS Industries, Inc.[a]	16,140

	Total Consumer Discretionary	364,320

Consumer Staples (1.6%)
725	Avon Products, Inc.	17,422
450	Coca-Cola Company	20,371

	Total Consumer Staples	37,793

Energy (8.4%)
375	Apache Corporation	27,949
700	Cameron International Corporation[a]	14,350
525	ENSCO International, Inc.	14,905
900	Halliburton Company	16,362
1,300	National Oilwell Varco, Inc.[a]	31,772
725	Noble Corporation	15,994
550	Noble Energy, Inc.	27,071
1,050	Smith International, Inc.	24,034
650	Transocean, Ltd.[a]	30,712

	Total Energy	203,149

Financials (6.6%)
850	Aon Corporation	38,828
235	BlackRock, Inc.	31,525
160	CME Group, Inc.	33,298
633	Knight Capital Group, Inc.[a]	10,223
1,250	T. Rowe Price Group, Inc.	44,300

	Total Financials	158,174

Health Care (11.8%)
1,000	BioMarin Pharmaceutical, Inc.[a]	17,800
260	C.R. Bard, Inc.	21,908
500	Celgene Corporation[a]	27,640
800	Dentsply International, Inc.	22,592
500	Gen-Probe, Inc.[a]	21,420
2,050	Gilead Sciences, Inc.[a]	104,837
125	Intuitive Surgical, Inc.[a]	15,874
450	Stryker Corporation	17,977
260	Techne Corporation	16,775
475	Waters Corporation[a]	17,409

	Total Health Care	284,232

Industrials (19.0%)
525	AGCO Corporation[a]	12,385
500	AMETEK, Inc.	15,105
600	Bucyrus International, Inc.	11,112
325	Dun & Bradstreet Corporation	25,090
555	Expeditors International of Washington, Inc.	18,465
625	Fastenal Company	21,781
200	First Solar, Inc.[a]	27,592
550	Fluor Corporation	24,678
450	FTI Consulting, Inc.[a]	20,106
500	General Dynamics Corporation	28,795
1,200	Honeywell International, Inc.	39,396
925	Jacobs Engineering Group, Inc.[a]	44,493
475	Parker-Hannifin Corporation	20,207
350	Precision Castparts Corporation	20,818
325	SunPower Corporation[a]	12,025
975	United Technologies Corporation	52,260
525	W.W. Grainger, Inc.	41,391
550	Wabtec Corporation	21,862

	Total Industrials	457,561

Information Technology (31.8%)
800	Accenture, Ltd.	26,232
2,050	Altera Corporation	34,255
525	Amphenol Corporation	12,590
775	ANSYS, Inc.[a]	21,615
1,075	Apple, Inc.[a]	91,751
200	Baidu.com, Inc. ADR[a]	26,114
1,400	Broadcom Corporation[a]	23,758
1,350	Cisco Systems, Inc.[a]	22,005
1,700	Dell, Inc.[a]	17,408
600	Dolby Laboratories, Inc.[a]	19,656
2,050	eBay, Inc.[a]	28,618
300	FactSet Research Systems, Inc.	13,272
850	FLIR Systems, Inc.[a]	26,078
310	Google, Inc.[a]	95,372
1,300	Juniper Networks, Inc.[a]	22,763
900	Linear Technology Corporation	19,908
600	McAfee, Inc.[a]	20,742
975	MEMC Electronic Materials, Inc.[a]	13,923
1,500	NETAPP, Inc.[a]	20,955
800	Nintendo Company, Ltd. ADR	38,200
2,000	Nokia Oyj ADR	31,200
2,350	Nuance Communications, Inc.[a]	24,346
1,900	Parametric Technology Corporation[a]	24,035
950	QUALCOMM, Inc.	34,038
825	Research in Motion, Ltd.[a]	33,479
1,150	Trimble Navigation, Ltd.[a]	24,851

	Total Information Technology	767,164

Materials (2.2%)
700	CF Industries Holdings, Inc.	34,412
325	Praxair, Inc.	19,292

	Total Materials	53,704

Telecommunications Services (1.6%)
1,200	America Movil SA de CV ADR	37,188

	Total Telecommunications Services	37,188

	Total Common Stock (cost $3,785,165)	2,363,285

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Shares	Short-Term Investments (3.2%)	Value
77,149	Thrivent Money Market Portfolio	$77,149

	Total Short-Term Investments (at amortized cost)	77,149

	Total Investments (cost $3,862,314) 101.3%	$2,440,434

	Other Assets and Liabilities, Net (1.3%)	(30,657)

	Total Net Assets 100.0%	$2,409,777

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,928
Gross unrealized depreciation	(1,443,808)

Net unrealized appreciation (depreciation)	$(1,421,880)
Cost for federal income tax purposes	$3,862,314

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner All Cap Growth Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$2,440,434	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$2,440,434	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Growth Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$1,319,074	$1,241,925	77,149	$77,149	$1,541
Total Value and Income Earned	—				77,149	1,541

†	Partner All Cap Growth Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (92.5%)	Value
Consumer Discretionary (5.6%)
2,280	Cablevision Systems New York Group	$38,395
3,220	Cinemark Holdings, Inc.	23,925
2,606	Goodyear Tire & Rubber Company[a]	15,558
1,840	Liberty Global, Inc.[a]	27,931
1,460	Time Warner Cable, Inc.[a]	31,317

	Total Consumer Discretionary	137,126

Consumer Staples (6.1%)
2,730	Kroger Company	72,099
640	Molson Coors Brewing Company	31,309
840	PepsiCo, Inc.	46,007

	Total Consumer Staples	149,415

Energy (13.1%)
703	Alpha Natural Resources, Inc.[a]	11,381
4,344	Capital Product Partners, LP	33,883
1,500	Chevron Corporation	110,955
1,590	Devon Energy Corporation	104,479
3,080	Petroleo Brasileiro SA ADR	62,863

	Total Energy	323,561

Financials (17.9%)
550	Assurant, Inc.	16,500
3,050	Bank of America Corporation	42,944
1,030	Credit Suisse Group	29,108
1,420	Everest Re Group, Ltd.	108,119
1,190	J.P. Morgan Chase & Company	37,521
2,174	Julius Baer Holding AG	84,254
3,100	Morgan Stanley	49,724
2,590	National Financial Partners	7,873
7,250	SLM Corporation[a]	64,525

	Total Financials	440,568

Health Care (14.4%)
1,120	Abbott Laboratories	59,775
2,260	Aetna, Inc.	64,410
2,290	Orexigen Therapeutics, Inc.[a]	12,778
3,540	Schering-Plough Corporation	60,286
660	Thermo Fisher Scientific, Inc.[a]	22,486
1,430	WellPoint, Inc.[a]	60,246
1,980	Wyeth	74,270

	Total Health Care	354,251

Industrials (9.8%)
7,820	Aircastle, Ltd.	37,379
11,428	Genesis Lease, Ltd.	32,341
830	Goodrich Corporation	30,727
2,140	Navistar International Corporation[a]	45,753
3,210	Tyco International, Ltd.	69,336
450	United Parcel Service, Inc.	24,822

	Total Industrials	240,358

Information Technology (7.8%)
1,630	Lam Research Corporation[a]	34,686
2,020	QUALCOMM, Inc.	72,377
1,240	Research in Motion, Ltd.[a]	50,319
1,890	Varian Semiconductor Equipment Associates, Inc.[a]	34,247

	Total Information Technology	191,629

Materials (6.6%)
3,030	Lubrizol Corporation	110,262
1,540	Mosaic Company	53,284

	Total Materials	163,546

Telecommunications Services (2.9%)
2,500	AT&T, Inc.	71,250

	Total Telecommunications Services	71,250

Utilities (8.3%)
1,840	American Electric Power Company, Inc.	61,235
1,080	Exelon Corporation	60,059
2,180	PG&E Corporation	84,388

	Total Utilities	205,682

	Total Common Stock (cost $3,275,122)	2,277,386

Shares	Short-Term Investments (8.2%)	Value
201,541	Thrivent Money Market Portfolio	201,541

	Total Short-Term Investments (at amortized cost)	201,541

	Total Investments (cost $3,476,663) 100.7%	$2,478,927

	Other Assets and Liabilities, Net (0.7%)	(17,619)

	Total Net Assets 100.0%	$2,461,308

a	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,454
Gross unrealized depreciation	(1,052,372)

Net unrealized appreciation (depreciation)	$(1,022,918)
Cost for federal income tax purposes	$3,501,845

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2008

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner All Cap Value Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$2,394,673	$—
Level 2	84,254	—
Level 3	—	—

Totals (Level 1,2,3)	$2,478,927	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Value Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$1,589,391	$1,387,850	201,541	$201,541	$900
Total Value and Income Earned	—				201,541	900

†	Partner All Cap Value Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.6%)	Value
Consumer Discretionary (8.2%)
11,100	Abercrombie & Fitch Company	$256,077
23,990	Coach, Inc.[a]	498,272
27,110	Comcast Corporation	457,617
26,890	DIRECTV Group, Inc.[a]	616,050
21,560	Lowe’s Companies, Inc.	463,971
29,850	Macy’s, Inc	308,947
12,010	Polo Ralph Lauren Corporation[b]	545,374
26,830	Staples, Inc.	480,794
21,470	Tiffany & Company	507,336
22,250	Time Warner Cable, Inc.[a]	477,263

	Total Consumer Discretionary	4,611,701

Consumer Staples (12.9%)
16,250	Alberto-Culver Company	398,288
9,800	Altria Group, Inc.	147,588
6,280	Avon Products, Inc.	150,908
3,300	Bunge, Ltd.[b]	170,841
5,440	Clorox Company	302,246
25,290	Coca-Cola Company	1,144,878
28,610	Coca-Cola Enterprises, Inc.	344,178
2,830	Kimberly-Clark Corporation	149,254
19,930	Kraft Foods, Inc.	535,121
15,630	Pepsi Bottling Group, Inc.	351,831
33,330	Philip Morris International, Inc.	1,450,188
10,820	SUPERVALU, Inc.	157,972
4,700	SYSCO Corporation	107,818
26,960	Tyson Foods, Inc.	236,170
28,760	Wal-Mart Stores, Inc.	1,612,286

	Total Consumer Staples	7,259,567

Energy (13.3%)
14,690	Chevron Corporation	1,086,619
53,960	Exxon Mobil Corporation	4,307,627
8,120	Goodrich Petroleum Corporation[a,b]	243,194
49,900	Nexen, Inc.	877,242
22,090	Southwestern Energy Company[a]	639,947
9,120	XTO Energy, Inc.	321,663

	Total Energy	7,476,292

Financials (12.8%)
13,200	ACE, Ltd.	698,544
8,570	Annaly Capital Management, Inc.	136,006
47,220	Bank of America Corporation	664,858
29,616	Bank of New York Mellon Corporation	839,021
200	Berkshire Hathaway, Inc.[a]	642,800
1,710	BlackRock, Inc.[b]	229,396
5,040	Chubb Corporation	257,040
2,290	CME Group, Inc.	476,572
21,960	Interactive Brokers Group, Inc.[a]	392,864
2,200	IntercontinentalExchange, Inc.[a]	181,368
14,430	MetLife, Inc.	503,030
6,500	PartnerRe, Ltd.	463,255
12,730	People’s United Financial, Inc.	226,976
14,140	PNC Financial Services Group, Inc.	692,860
14,600	SunTrust Banks, Inc.	431,284
11,450	Wells Fargo & Company	337,546

	Total Financials	7,173,420

Health Care (14.7%)
10,070	Allergan, Inc.	406,022
5,980	AmerisourceBergen Corporation	213,247
10,980	Amgen, Inc.[a,b]	634,095
3,970	Baxter International, Inc.	212,752
800	Biogen Idec, Inc.[a]	38,104
37,780	Boston Scientific Corporation[a]	292,417
41,640	Bristol-Myers Squibb Company	968,130
7,860	Celgene Corporation[a]	434,501
3,600	Covidien, Ltd.	130,464
1,810	Express Scripts, Inc.[a]	99,514
11,250	Gilead Sciences, Inc.[a]	575,325
10,950	Johnson & Johnson	655,139
4,120	Medco Health Solutions, Inc.[a]	172,669
23,720	Mylan Laboratories, Inc.[a]	234,591
54,260	Pfizer, Inc.	960,945
37,750	Schering-Plough Corporation	642,882
7,170	Thermo Fisher Scientific, Inc.[a]	244,282
15,770	UnitedHealth Group, Inc.	419,482
5,690	Valeant Pharmaceuticals International[a,b]	130,301
7,340	Waters Corporation[a]	269,011
12,680	WellPoint, Inc.[a]	534,208

	Total Health Care	8,268,081

Industrials (11.0%)
22,570	3M Company	1,298,678
9,160	Caterpillar, Inc.	409,177
12,440	Deere & Company	476,701
64,155	Delta Air Lines, Inc.[a]	735,216
3,450	General Dynamics Corporation	198,685
35,880	General Electric Company	581,256
18,750	Manitowoc Company, Inc.	162,375
8,310	Norfolk Southern Corporation	390,986
12,290	Raytheon Company	627,282
4,860	Union Pacific Corporation	232,308
9,600	United Parcel Service, Inc.	529,536
15,010	Waste Management, Inc.	497,431

	Total Industrials	6,139,631

Information Technology (15.4%)
16,020	Apple, Inc.[a]	1,367,307
31,250	BMC Software, Inc.[a]	840,937
14,890	Broadcom Corporation[a]	252,683
36,070	Electronic Arts, Inc.[a]	578,563
11,050	EMC Corporation[a]	115,694
9,470	Hewlett-Packard Company	343,666
4,660	International Business Machines Corporation	392,186
11,850	MEMC Electronic Materials, Inc.[a]	169,218
34,080	Micron Technology, Inc.[a]	89,971
31,890	Microsoft Corporation	619,942
179,770	Nuance Communications, Inc.[a,b]	1,862,417
24,860	NVIDIA Corporation[a]	200,620
45,830	QUALCOMM, Inc.	1,642,089
4,960	SanDisk Corporation[a]	47,616
9,100	Yahoo!, Inc.[a]	111,020

	Total Information Technology	8,633,929

Materials (3.1%)
7,830	Albemarle Corporation	174,609
2,310	Cliffs Natural Resources, Inc.	59,159
12,120	Dow Chemical Company	182,891

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.6%)	Value
Materials (3.1%) - continued
9,170	Ecolab, Inc.	$322,325
3,810	Monsanto Company	268,034
3,330	Mosaic Company	115,218
4,310	Nalco Holding Company[b]	49,737
5,360	Nucor Corporation	247,632
4,830	Praxair, Inc.	286,709
1,100	United States Steel Corporation	40,920

	Total Materials	1,747,234

Telecommunications Services (3.9%)
16,960	American Tower Corporation[a]	497,268
18,382	AT&T, Inc.	523,887
37,500	NII Holdings, Inc.[a,b]	681,750
76,280	Qwest Communications International, Inc.[b]	277,659
13,150	SBA Communications Corporation[a,b]	214,608

	Total Telecommunications Services	2,195,172

Utilities (4.3%)
20,420	American Electric Power Company, Inc.	679,578
31,960	CMS Energy Corporation[b]	322,796
14,720	Mirant Corporation[a]	277,766
16,180	PG&E Corporation	626,328
13,410	PPL Corporation	411,553
3,030	Public Service Enterprise Group, Inc.	88,385

	Total Utilities	2,406,406

	Total Common Stock (cost $65,719,200)	55,911,433

Shares	Collateral Held for Securities Loaned (4.7%)	Value
2,623,789	Thrivent Financial Securities Lending Trust	2,623,789

	Total Collateral Held for Securities Loaned (cost $2,623,789)	2,623,789

Shares	Short-Term Investments (0.1%)	Value
71,709	Thrivent Money Market Portfolio	71,709

	Total Short-Term Investments (at amortized cost)	71,709

	Total Investments (cost $68,414,698) 104.4%	$58,606,931

	Other Assets and Liabilities, Net (4.4%)	(2,453,695)

	Total Net Assets 100.0%	$56,153,236

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,254,594
Gross unrealized depreciation	(13,371,761)

Net unrealized appreciation (depreciation)	$(11,117,167)
Cost for federal income tax purposes	$69,724,098

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner All Cap Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$58,606,931	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$58,606,931	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$2,625,515	$45,751,395	$48,305,201	71,709	$71,709	$33,283
Thrivent Financial Securities Lending Trust	9,928,007	78,235,878	85,540,096	2,623,789	2,623,789	53,183
Total Value and Income Earned	12,553,522				2,695,498	86,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2008

Shares	Common Stock (96.3%)	Value
Consumer Discretionary (11.6%)
97,050	Amazon.com, Inc.[a]	$4,976,724
328,600	Comcast Corporation	5,546,768
112,400	Guess?, Inc.	1,725,340
221,700	Lowe’s Companies, Inc.	4,770,984
220,350	McDonald’s Corporation	13,703,567
144,000	Staples, Inc.	2,580,480
93,800	WMS Industries, Inc.[a]	2,523,220

	Total Consumer Discretionary	35,827,083

Consumer Staples (6.1%)
71,150	General Mills, Inc.	4,322,363
27,800	Lorillard, Inc.	1,566,530
144,550	Philip Morris International, Inc.	6,289,370
119,900	Wal-Mart Stores, Inc.	6,721,594

	Total Consumer Staples	18,899,857

Energy (10.0%)
55,550	Devon Energy Corporation	3,650,191
45,397	Holly Corporation	827,587
103,367	Occidental Petroleum Corporation	6,200,986
234,200	Petroleo Brasileiro SA ADR	5,735,558
78,955	Transocean, Ltd.[a,b]	3,730,624
65,300	Ultra Petroleum Corporation[a]	2,253,503
298,950	Weatherford International, Ltd.[a]	3,234,639
146,700	XTO Energy, Inc.	5,174,109

	Total Energy	30,807,197

Financials (10.9%)
189,350	Bank of America Corporation	2,666,048
121,200	Charles Schwab Corporation	1,959,804
35,500	Franklin Resources, Inc.	2,264,190
55,350	IntercontinentalExchange, Inc.[a]	4,563,054
293,800	J.P. Morgan Chase & Company	9,263,514
158,250	Marsh & McLennan Companies, Inc.	3,840,728
109,950	Nasdaq OMX Group, Inc.[a]	2,716,864
211,900	Wells Fargo & Company	6,246,812

	Total Financials	33,521,014

Health Care (17.1%)
141,600	Abbott Laboratories	7,557,192
52,710	Aetna, Inc.	1,502,235
171,300	Baxter International, Inc.	9,179,967
384,150	Gilead Sciences, Inc.[a]	19,645,431
138,800	Medco Health Solutions, Inc.[a]	5,817,108
88,850	St. Jude Medical, Inc.[a]	2,928,496
186,048	Thermo Fisher Scientific, Inc.[a]	6,338,655

	Total Health Care	52,969,084

Industrials (8.6%)
71,150	Danaher Corporation	4,027,802
84,950	Deere & Company	3,255,284
552,250	Delta Air Lines, Inc.[a]	6,328,785
88,800	Emerson Electric Company	3,250,968
17,750	First Solar, Inc.[a]	2,448,790
69,900	Foster Wheeler, Ltd.[a]	1,634,262
50,250	Union Pacific Corporation	2,401,950
61,450	United Technologies Corporation	3,293,720

	Total Industrials	26,641,561

Information Technology (26.9%)
94,450	Accenture, Ltd.	3,097,016
68,100	Adobe Systems, Inc.[a]	1,449,849
103,700	Apple, Inc.[a]	8,850,795
253,150	CIENA Corporation[a]	1,696,105
407,670	Cisco Systems, Inc.[a]	6,645,021
91,850	Dell, Inc.[a]	940,544
47,400	Electronic Arts, Inc.[a]	760,296
384,700	EMC Corporation[a]	4,027,809
33,000	Google, Inc.[a]	10,152,450
305,300	Intel Corporation	4,475,698
46,950	International Business Machines Corporation	3,951,312
403,500	Marvell Technology Group, Ltd.[a]	2,691,345
31,150	MasterCard, Inc.	4,452,269
376,102	Micron Technology, Inc.[a]	992,909
551,220	Microsoft Corporation	10,715,717
70,650	Nokia Oyj ADR	1,102,140
28,100	NVIDIA Corporation[a]	226,767
225,640	Oracle Corporation[a]	4,000,597
226,393	QUALCOMM, Inc.	8,111,661
42,300	Research in Motion, Ltd.[a]	1,716,534
63,100	SanDisk Corporation[a]	605,760
186,800	Symantec Corporation[a]	2,525,536

	Total Information Technology	83,188,130

Materials (4.4%)
73,200	Freeport-McMoRan Copper & Gold, Inc.	1,789,008
116,850	Monsanto Company	8,220,397
49,100	Potash Corporation of Saskatchewan, Inc.	3,595,102

	Total Materials	13,604,507

Telecommunications Services (0.7%)
66,400	Verizon Communications, Inc.	2,250,960

	Total Telecommunications Services	2,250,960

	Total Common Stock (cost $302,660,469)

		297,709,393

Shares	Collateral Held for Securities Loaned (0.1%)	Value
211,680	Thrivent Financial Securities Lending Trust	211,680

	Total Collateral Held for Securities Loaned (cost $211,680)	211,680

Shares	Short-Term Investments (3.2%)	Value
9,917,185	Thrivent Money Market Portfolio	9,917,185

	Total Short-Term Investments (at amortized cost)	9,917,185

	Total Investments (cost $312,789,334) 99.6%	$307,838,258

	Other Assets and Liabilities, Net 0.4%	1,146,967

	Total Net Assets 100.0%	$308,985,225

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2008

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,237,906
Gross unrealized depreciation	(9,909,525)

Net unrealized appreciation (depreciation)	$(5,671,619)
Cost for federal income tax purposes	$313,509,877

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Large Cap Growth Portfolio II’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$307,838,258	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$307,838,258	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$719,728	$23,295,759	$14,098,302	9,917,185	$9,917,185	$21,900
Thrivent Financial Securities
Lending Trust	348,149	5,239,891	5,376,360	211,680	211,680	2,298
Total Value and Income Earned	1,067,877				10,128,865	24,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (96.4%)	Value
Consumer Discretionary (11.2%)
207,950	Amazon.com, Inc.[a]	$10,663,676
552,350	Comcast Corporation	9,323,668
130,700	Discovery Communications, Inc.[a]	1,850,712
202,000	Guess?, Inc.	3,100,700
102,500	J.C. Penney Company, Inc.	2,019,250
111,900	Kohl’s Corporation[a]	4,050,780
425,600	Lowe’s Companies, Inc.	9,158,912
368,700	McDonald’s Corporation	22,929,453
303,400	Regal Entertainment Group[b]	3,097,714
434,500	SPDR S&P Homebuilders ETF	5,200,965
282,900	Staples, Inc.	5,069,568
114,300	Starwood Hotels & Resorts Worldwide, Inc.	2,045,970
49,600	Target Corporation	1,712,688
149,100	Walt Disney Company	3,383,079
193,555	WMS Industries, Inc.[a]	5,206,630
86,700	Wynn Resorts, Ltd.[a,b]	3,663,942
73,550	Yum! Brands, Inc.	2,316,825

	Total Consumer Discretionary	94,794,532

Consumer Staples (7.2%)
135,300	Avon Products, Inc.	3,251,259
190,500	Coca-Cola Company	8,623,935
364,000	CVS/Caremark Corporation	10,461,360
141,400	General Mills, Inc.	8,590,050
42,600	Lorillard, Inc.	2,400,510
237,600	Philip Morris International, Inc.	10,337,976
309,750	Wal-Mart Stores, Inc.	17,364,585

	Total Consumer Staples	61,029,675

Energy (9.0%)
81,600	Devon Energy Corporation	5,361,936
137,800	EOG Resources, Inc.	9,174,724
262,700	Halliburton Company	4,775,886
119,650	Holly Corporation[b]	2,181,220
228,250	Occidental Petroleum Corporation	13,692,718
386,450	Petroleo Brasileiro SA ADR	9,464,160
175,485	Transocean, Ltd.[a,b]	8,291,666
140,200	Ultra Petroleum Corporation[a]	4,838,302
682,600	Weatherford International, Ltd.[a]	7,385,732
310,250	XTO Energy, Inc.	10,942,517

	Total Energy	76,108,861

Financials (9.0%)
80,500	ACE, Ltd.	4,260,060
295,950	Bank of America Corporation	4,166,976
21,300	BlackRock, Inc.[b]	2,857,395
330,650	Charles Schwab Corporation	5,346,610
49,700	Franklin Resources, Inc.	3,169,866
106,750	IntercontinentalExchange, Inc.[a]	8,800,470
440,050	J.P. Morgan Chase & Company	13,874,777
139,912	Lazard, Ltd.	4,160,983
239,751	Marsh & McLennan Companies, Inc.	5,818,757
82,200	Morgan Stanley	1,318,488
172,950	Nasdaq OMX Group, Inc.[a]	4,273,594
102,150	Travelers Companies, Inc.	4,617,180
459,950	Wells Fargo & Company	13,559,326

	Total Financials	76,224,482

Health Care (17.9%)
269,400	Abbott Laboratories	14,377,878
111,563	Aetna, Inc.	3,179,546
56,400	Allergan, Inc.	2,274,048
72,900	Amgen, Inc.[a]	4,209,975
314,496	Baxter International, Inc.	16,853,841
148,050	Celgene Corporation[a]	8,184,204
138,050	Genentech, Inc.[a]	11,445,725
43,200	Genzyme Corporation[a]	2,867,184
662,200	Gilead Sciences, Inc.[a]	33,864,908
14,250	Intuitive Surgical, Inc.[a]	1,809,608
55,200	Laboratory Corporation of America Holdings[a]	3,555,432
246,400	Medco Health Solutions, Inc.[a]	10,326,624
89,600	Medtronic, Inc.	2,815,232
156,850	St. Jude Medical, Inc.[a]	5,169,776
82,500	Stryker Corporation	3,295,875
221,450	Teva Pharmaceutical Industries, Ltd. ADR	9,427,126
292,758	Thermo Fisher Scientific, Inc.[a]	9,974,265
207,250	Wyeth	7,773,947

	Total Health Care	151,405,194

Industrials (10.1%)
174,850	ABB, Ltd. ADR[b]	2,624,498
351,100	BE Aerospace, Inc.[a]	2,699,959
59,900	Caterpillar, Inc.	2,675,733
146,650	Danaher Corporation	8,301,857
138,950	Deere & Company	5,324,564
1,098,725	Delta Air Lines, Inc.[a,b]	12,591,388
172,100	Emerson Electric Company	6,300,581
87,000	Expeditors International of Washington, Inc.	2,894,490
28,700	FedEx Corporation	1,841,105
32,900	First Solar, Inc.[a]	4,538,884
72,450	Fluor Corporation	3,250,832
83,050	Foster Wheeler, Ltd.[a]	1,941,709
117,100	General Dynamics Corporation	6,743,789
100,000	Honeywell International, Inc.	3,283,000
106,400	JB Hunt Transport Services, Inc.	2,795,128
94,000	Raytheon Company	4,797,760
128,800	Union Pacific Corporation	6,156,640
124,500	United Technologies Corporation	6,673,200

	Total Industrials	85,435,117

Information Technology (25.4%)
136,879	Accenture, Ltd.	4,488,262
840,062	ADC Telecommunications, Inc.[a,b]	4,595,139
174,150	Adobe Systems, Inc.[a]	3,707,654
239,500	Apple, Inc.[a]	20,441,325
145,800	Broadcom Corporation[a]	2,474,226
529,000	CIENA Corporation[a,b]	3,544,300
1,018,350	Cisco Systems, Inc.[a]	16,599,105
153,900	Dell, Inc.[a]	1,575,936
101,450	Electronic Arts, Inc.[a]	1,627,258
840,600	EMC Corporation[a]	8,801,082
139,600	FormFactor, Inc.[a]	2,038,160
83,152	Google, Inc.[a]	25,581,713
303,500	Hewlett-Packard Company	11,014,015
675,900	Intel Corporation	9,908,694
121,500	International Business Machines Corporation	10,225,440
1,032,950	Marvell Technology Group, Ltd.[a]	6,889,776
64,800	MasterCard, Inc.	9,261,864

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (96.4%)	Value
Information Technology (25.4%) - continued
630,100	Micron Technology, Inc.[a]	$1,663,464
1,234,350	Microsoft Corporation	23,995,764
55,032	Nice Systems, Ltd. ADR[a]	1,236,569
183,650	Nokia Oyj ADR	2,864,940
61,300	NVIDIA Corporation[a]	494,691
486,300	Oracle Corporation[a]	8,622,099
481,844	QUALCOMM, Inc.	17,264,471
115,200	Research in Motion, Ltd.[a]	4,674,816
172,100	SanDisk Corporation[a]	1,652,160
283,950	Symantec Corporation[a]	3,839,004
96,600	Visa, Inc.	5,066,670

	Total Information Technology	214,148,597

Materials (5.2%)
162,950	Freeport-McMoRan Copper & Gold, Inc.	3,982,498
257,450	Monsanto Company	18,111,608
101,850	Owens-Illinois, Inc.[a]	2,783,560
128,300	Pactiv Corporation[a]	3,192,104
95,050	Potash Corporation of Saskatchewan, Inc.	6,959,561
82,500	Praxair, Inc.	4,897,200
324,800	Steel Dynamics, Inc.	3,631,264

	Total Materials	43,557,795

Telecommunications Services (1.4%)
137,500	America Movil SA de CV ADR	4,261,125
135,200	American Tower Corporation[a]	3,964,064
97,200	Verizon Communications, Inc.	3,295,080

	Total Telecommunications Services	11,520,269

	Total Common Stock (cost $1,022,729,988)	814,224,522

Shares	Collateral Held for Securities Loaned (2.7%)	Value
23,002,052	Thrivent Financial Securities Lending Trust	23,002,052

	Total Collateral Held for Securities Loaned (cost $23,002,052)	23,002,052

Shares or Principal Amount	Short-Term Investments (2.9%)[c]	Value
	Federal Home Loan Bank Discount Notes
15,000,000	0.130%, 1/26/2009	14,998,646
9,280,189	Thrivent Money Market Portfolio	9,280,189

	Total Short-Term Investments (at amortized cost)	24,278,835

	Total Investments (cost $1,070,010,875) 102.0%	$861,505,409

	Other Assets and Liabilities, Net (2.0%)	(16,966,534)

	Total Net Assets 100.0%	$844,538,875

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

ETF -	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$52,668,576
Gross unrealized depreciation	(271,555,934)

Net unrealized appreciation (depreciation)	$(218,887,358)
Cost for federal income tax purposes	$1,080,392,767

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Large Cap Growth Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$846,506,763	$—
Level 2	14,998,646	—
Level 3	—	—

Totals (Level 1,2,3)	$861,505,409	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$35,105,032	$199,698,138	$225,522,981	9,280,189	$9,280,189	$521,781
Thrivent Financial Securities Lending Trust	134,097,820	1,967,605,431	2,078,701,199	23,002,052	23,002,052	1,318,497
Total Value and Income Earned	169,202,852				32,282,241	1,840,278

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.5%)	Value
Consumer Discretionary (9.8%)
34,800	Amazon.com, Inc.[a]	$1,784,544
22,909	Expedia, Inc.[a]	188,770
45,400	McGraw-Hill Companies, Inc.	1,052,826
8,700	NIKE, Inc.	443,700
2,700	Priceline.com, Inc.[a]	198,855
25,400	Shaw Communications, Inc.[b]	449,072
12,100	TJX Companies, Inc.	248,897
300	Wynn Resorts, Ltd.[a,b]	12,678
23,600	Yum! Brands, Inc.	743,400

	Total Consumer Discretionary	5,122,742

Consumer Staples (9.5%)
10,200	Coca-Cola Company	461,754
12,800	Costco Wholesale Corporation	672,000
17,637	CVS/Caremark Corporation	506,888
8,724	Groupe Danone	527,101
14,563	Nestle SA	576,640
18,900	PepsiCo, Inc.	1,035,153
14,337	Procter & Gamble Company	886,313
12,800	SYSCO Corporation	293,632

	Total Consumer Staples	4,959,481

Energy (7.5%)
900	Baker Hughes, Inc.	28,863
9,500	Cameron International Corporation[a]	194,750
4,400	Chevron Corporation	325,468
6,300	EOG Resources, Inc.	419,454
14,500	Exxon Mobil Corporation	1,157,535
21,700	Petroleo Brasileiro SA ADR	442,897
24,000	Schlumberger, Ltd.	1,015,920
13,600	Smith International, Inc.	311,304

	Total Energy	3,896,191

Financials (3.0%)
1,600	BlackRock, Inc.	214,640
4,500	Franklin Resources, Inc.	287,010
3,500	Goldman Sachs Group, Inc.	295,365
13,900	Moody’s Corporation[b]	279,251
3,900	Northern Trust Corporation	203,346
7,300	Redecard SA	80,450
5,700	State Street Corporation	224,181

	Total Financials	1,584,243

Health Care (25.8%)
17,100	Aetna, Inc.	487,350
4,200	Alcon, Inc.	374,598
15,800	Allergan, Inc.	637,056
5,500	Amgen, Inc.[a]	317,625
7,100	Baxter International, Inc.	380,489
7,900	Becton, Dickinson and Company	540,281
6,200	Celgene Corporation[a]	342,736
14,800	Covidien, Ltd.	536,352
6,500	Dentsply International, Inc.	183,560
26,700	Elan Corporation plc ADR[a]	160,200
12,100	Express Scripts, Inc.[a]	665,258
14,000	Genentech, Inc.[a]	1,160,740
35,500	Gilead Sciences, Inc.[a]	1,815,470
2,600	Humana, Inc.[a]	96,928
800	Intuitive Surgical, Inc.[a]	101,592
9,000	McKesson Corporation	348,570
34,800	Medco Health Solutions, Inc.[a]	1,458,468
28,500	Medtronic, Inc.	895,470
3,560	Novo Nordisk AS	183,637
11,400	St. Jude Medical, Inc.[a]	375,744
8,600	Stryker Corporation	343,570
5,700	Teva Pharmaceutical Industries, Ltd. ADR	242,649
22,300	WellPoint, Inc.[a]	939,499
22,100	Wyeth	828,971

	Total Health Care	13,416,813

Industrials (6.4%)
32,400	Danaher Corporation	1,834,164
10,400	Deere & Company	398,528
15,600	Expeditors International of Washington, Inc.	519,012
2,000	General Dynamics Corporation	115,180
2,100	Union Pacific Corporation	100,380
6,700	United Parcel Service, Inc.	369,572

	Total Industrials	3,336,836

Information Technology (28.3%)
28,000	Accenture, Ltd.	918,120
7,900	Adobe Systems, Inc.[a]	168,191
21,800	Apple, Inc.[a]	1,860,630
23,100	Autodesk, Inc.[a]	453,915
19,000	Automatic Data Processing, Inc.	747,460
6,700	Broadcom Corporation[a]	113,699
45,200	Cisco Systems, Inc.[a]	736,760
21,500	Dell, Inc.[a]	220,160
12,200	Dolby Laboratories, Inc.[a]	399,672
9,100	Electronic Arts, Inc.[a]	145,964
18,300	EMC Corporation[a]	191,601
8,800	Fiserv, Inc.[a]	320,056
5,100	Google, Inc.[a]	1,569,015
16,400	Intel Corporation	240,424
24,500	Juniper Networks, Inc.[a]	428,995
64,000	Marvell Technology Group, Ltd.[a]	426,880
50	MasterCard, Inc.	7,147
11,300	McAfee, Inc.[a]	390,641
68,575	Microsoft Corporation	1,333,098
1,900	Nintendo Company, Ltd.	726,088
30,400	QUALCOMM, Inc.	1,089,232
11,200	Research in Motion, Ltd.[a]	454,496
11,600	Salesforce.com, Inc.[a]	371,316
44,000	Tencent Holdings, Ltd.	285,900
32,000	VeriSign, Inc.[a]	610,560
100	Visa, Inc.	5,245
34,900	Western Union Company	500,466

	Total Information Technology	14,715,731

Materials (2.4%)
15,187	BHP Billiton, Ltd.	322,637
3,400	Monsanto Company	239,190
11,900	Praxair, Inc.	706,384

	Total Materials	1,268,211

Telecommunications Services (4.8%)
30,900	American Tower Corporation[a]	905,988
46,700	Crown Castle International Corporation[a]	820,986
10,300	Leap Wireless International, Inc.[a,b]	276,967

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.5%)	Value
Telecommunications Services (4.8%) - continued
33,700	MetroPCS Communications, Inc.[a,b]	$500,445

	Total Telecommunications Services	2,504,386

	Total Common Stock (cost $60,073,440)	50,804,634

Shares	Collateral Held for Securities Loaned (1.5%)	Value
779,005	Thrivent Financial Securities Lending Trust	779,005

	Total Collateral Held for Securities Loaned (cost $779,005)	779,005

Shares	Short-Term Investments (2.4%)	Value
1,223,771	Thrivent Money Market Portfolio	1,223,771

	Total Short-Term Investments (at amortized cost)	1,223,771

	Total Investments (cost $62,076,216) 101.4%	$52,807,410

	Other Assets and Liabilities, Net (1.4%)	(713,448)

	Total Net Assets 100.0%	$52,093,962

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,027,897
Gross unrealized depreciation	(13,540,626)

Net unrealized appreciation (depreciation)	$(9,512,729)
Cost for federal income tax purposes	$62,320,139

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Growth Stock Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$50,185,407	$—
Level 2	2,622,003	—
Level 3	—	—

Totals (Level 1,2,3)	$52,807,410	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$2,824,334	$20,102,299	$21,702,862	1,223,771	$1,223,771	$40,274
Thrivent Financial Securities Lending Trust	11,623,223	52,745,971	63,590,189	779,005	779,005	40,601
Total Value and Income Earned	14,447,557				2,002,776	80,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.5%)	Value
Consumer Discretionary (10.4%)
288,200	BorgWarner, Inc.	$6,274,114
502,650	Comcast Corporation	8,484,732
334,700	Home Depot, Inc.	7,704,794
118,100	McDonald’s Corporation	7,344,639
37,800	Nordstrom, Inc.	503,118
169,600	Omnicom Group, Inc.	4,565,632
75,300	Sherwin-Williams Company	4,499,175
121,600	SPDR S&P Homebuilders ETF	1,455,552
184,900	Staples, Inc.	3,313,408
350,500	Time Warner, Inc.	3,526,030
187,100	Toll Brothers, Inc.[a]	4,009,553
239,000	Viacom, Inc.[a,b]	4,555,340
199,200	Walt Disney Company	4,519,848
185,000	Whirlpool Corporation	7,649,750
117,000	Winnebago Industries, Inc.[b]	705,510

	Total Consumer Discretionary	69,111,195

Consumer Staples (11.2%)
276,200	Altria Group, Inc.	4,159,572
123,600	Costco Wholesale Corporation	6,489,000
232,500	CVS/Caremark Corporation	6,682,050
88,400	General Mills, Inc.	5,370,300
116,900	Kimberly-Clark Corporation	6,165,306
327,300	Kraft Foods, Inc.	8,788,005
276,200	Philip Morris International, Inc.	12,017,462
129,900	Procter & Gamble Company	8,030,418
299,700	Wal-Mart Stores, Inc.	16,801,182

	Total Consumer Staples	74,503,295

Energy (13.4%)
83,940	Apache Corporation	6,256,048
218,866	Chevron Corporation	16,189,518
174,058	ConocoPhillips	9,016,205
77,800	Devon Energy Corporation	5,112,238
309,199	Exxon Mobil Corporation	24,683,356
190,000	Halliburton Company	3,454,200
742,700	Nabors Industries, Ltd.[a]	8,890,119
114,600	Occidental Petroleum Corporation	6,874,854
66,200	Royal Dutch Shell plc ADR	3,504,628
63,600	Total SA ADR	3,517,080
58,200	Valero Energy Corporation	1,259,448

	Total Energy	88,757,694

Financials (21.9%)
151,500	ACE, Ltd.	8,017,380
77,100	AFLAC, Inc.	3,534,264
142,100	Ameriprise Financial, Inc.	3,319,456
457,250	Bank of America Corporation	6,438,080
225,300	Capital One Financial Corporation	7,184,817
132,400	Chubb Corporation	6,752,400
659,195	Citigroup, Inc.	4,423,198
26,600	Everest Re Group, Ltd.	2,025,324
197,100	Fidelity National Financial, Inc.	3,498,525
86,300	Goldman Sachs Group, Inc.	7,282,857
33,315	Hartford Financial Services Group, Inc.	547,032
393,852	Hudson City Bancorp, Inc.	6,285,878
696,852	J.P. Morgan Chase & Company	21,971,744
406,000	KeyCorp	3,459,120
89,200	Merrill Lynch & Company, Inc.	1,038,288
107,300	MetLife, Inc.	3,740,478
151,900	Morgan Stanley	2,436,476
170,363	PHH Corporation[a]	2,168,721
97,000	Principal Financial Group, Inc.	2,189,290
170,550	State Street Corporation	6,707,732
553,200	Synovus Financial Corporation[b]	4,591,560
217,800	Travelers Companies, Inc.	9,844,560
798,533	Wachovia Corporation	4,423,873
467,100	Washington Federal, Inc.[b]	6,987,816
559,390	Wells Fargo & Company	16,490,817

	Total Financials	145,359,686

Health Care (11.4%)
256,300	Abbott Laboratories	13,678,731
63,000	Aetna, Inc.	1,795,500
133,900	Baxter International, Inc.	7,175,701
222,700	Bristol-Myers Squibb Company	5,177,775
61,400	iShares Nasdaq Biotechnology Index Fund[b]	4,362,470
226,925	Johnson & Johnson	13,576,923
166,100	McKesson Corporation	6,433,053
117,600	Merck & Company, Inc.	3,575,040
524,900	Pfizer, Inc.	9,295,979
107,200	Sanofi-Aventis ADR	3,447,552
65,200	WellPoint, Inc.[a]	2,746,876
119,500	Wyeth	4,482,445

	Total Health Care	75,748,045

Industrials (9.3%)
169,000	AMR Corporation[a]	1,803,230
61,500	Caterpillar, Inc.	2,747,205
107,100	Eaton Corporation	5,323,941
52,500	FedEx Corporation	3,367,875
863,500	General Electric Company	13,988,700
178,600	Honeywell International, Inc.	5,863,438
99,600	Lockheed Martin Corporation	8,374,368
329,400	Republic Services, Inc.	8,165,826
198,900	Tyco International, Ltd.	4,296,240
146,800	United Technologies Corporation	7,868,480

	Total Industrials	61,799,303

Information Technology (9.7%)
202,300	Accenture, Ltd.	6,633,417
148,500	Amdocs, Ltd.[a]	2,716,065
254,700	Automatic Data Processing, Inc.	10,019,898
185,000	Corning, Inc.	1,763,050
55,700	F5 Networks, Inc.[a]	1,273,302
216,800	Intel Corporation	3,178,288
218,000	International Business Machines Corporation	18,346,880
143,900	Lam Research Corporation[a]	3,062,192
133,890	Nokia Oyj ADR	2,088,684
190,850	Oracle Corporation[a]	3,383,770
415,950	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	3,286,005
1,188,150	Teradyne, Inc.[a]	5,013,993
257,400	Texas Instruments, Inc.	3,994,848

	Total Information Technology	64,760,392

Materials (3.4%)
175,795	Alcoa, Inc.	1,979,451

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (97.5%)	Value
Materials (3.4%) - continued
215,100	E.I. du Pont de Nemours and Company	$5,442,030
359,100	MeadWestvaco Corporation	4,018,329
86,900	Praxair, Inc.	5,158,384
231,200	Rockwood Holdings, Inc.[a]	2,496,960
107,800	Weyerhaeuser Company	3,299,758

	Total Materials	22,394,912

Telecommunications Services (4.9%)
644,123	AT&T, Inc.	18,357,505
279,100	TW Telecom, Inc.[a]	2,363,977
351,155	Verizon Communications, Inc.	11,904,155

	Total Telecommunications Services	32,625,637

Utilities (1.9%)
74,500	Entergy Corporation	6,193,185
131,700	FirstEnergy Corporation	6,397,986

	Total Utilities	12,591,171

	Total Common Stock (cost $821,617,773)	647,651,330

Shares	Collateral Held for Securities Loaned (1.8%)	Value
11,994,350	Thrivent Financial Securities Lending Trust	11,994,350

	Total Collateral Held for Securities Loaned (cost $11,994,350)	11,994,350

Shares	Short-Term Investments (2.5%)	Value
16,598,217	Thrivent Money Market Portfolio	16,598,217

	Total Short-Term Investments (at amortized cost)	16,598,217

	Total Investments (cost $850,210,340) 101.8%	$676,243,897

	Other Assets and Liabilities, Net (1.8%)	(12,149,182)

	Total Net Assets 100.0%	$664,094,715

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

ETF	-	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,417,501
Gross unrealized depreciation	(208,502,926)

Net unrealized appreciation (depreciation)	$(175,085,425)
Cost for federal income tax purposes	$851,329,322

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Large Cap Value Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$676,243,897	$—
Level 2	—	—
Level 3	—	—

Totals (Level 1,2,3)	$676,243,897	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$3,547,866	$213,803,691	$200,753,340	16,598,217	$16,598,217	$391,845
Thrivent Financial Securities Lending Trust	93,704,955	1,043,905,089	1,125,615,694	11,994,350	11,994,350	754,848
Total Value and Income Earned	97,252,821				28,592,567	1,146,693

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (95.0%)	Value
Consumer Discretionary (9.8%)
61,550	Amazon.com, Inc.[a]	$3,156,284
100,600	BorgWarner, Inc.	2,190,062
375,932	Comcast Corporation	6,345,732
50,000	Goodyear Tire & Rubber Company[a]	298,500
70,900	Guess?, Inc.	1,088,315
216,700	Home Depot, Inc.	4,988,434
140,750	Lowe’s Companies, Inc.	3,028,940
190,200	McDonald’s Corporation	11,828,538
41,100	Nordstrom, Inc.[b]	547,041
60,000	Omnicom Group, Inc.	1,615,200
37,500	Pulte Homes, Inc.	409,875
26,400	Sherwin-Williams Company	1,577,400
42,900	SPDR S&P Homebuilders ETF	513,513
155,850	Staples, Inc.	2,792,832
89,987	Time Warner, Inc.	905,269
66,100	Toll Brothers, Inc.[a]	1,416,523
84,100	Viacom, Inc.[a]	1,602,946
64,300	Whirlpool Corporation[b]	2,658,805
40,000	Winnebago Industries, Inc.[b]	241,200
59,450	WMS Industries, Inc.[a]	1,599,205

	Total Consumer Discretionary	48,804,614

Consumer Staples (9.2%)
145,981	Altria Group, Inc.	2,198,474
43,000	Costco Wholesale Corporation	2,257,500
82,100	CVS/Caremark Corporation	2,359,554
72,927	General Mills, Inc.	4,430,315
8,125	J.M. Smucker Company	352,300
41,300	Kimberly-Clark Corporation	2,178,162
141,246	Kraft Foods, Inc.	3,792,455
17,800	Lorillard, Inc.	1,003,030
196,396	Philip Morris International, Inc.	8,545,190
103,628	Procter & Gamble Company	6,406,283
39,800	Sara Lee Corporation	389,642
213,050	Wal-Mart Stores, Inc.	11,943,583

	Total Consumer Staples	45,856,488

Energy (13.0%)
44,318	Apache Corporation	3,303,021
155,230	ConocoPhillips	8,040,914
61,250	Devon Energy Corporation	4,024,737
276,665	Exxon Mobil Corporation	22,086,167
67,300	Halliburton Company	1,223,514
27,231	Holly Corporation	496,421
261,300	Nabors Industries, Ltd.[a]	3,127,761
105,900	Occidental Petroleum Corporation	6,352,941
147,650	Petroleo Brasileiro SA ADR	3,615,948
23,200	Royal Dutch Shell plc ADR	1,228,208
21,629	Total SA ADR	1,196,084
48,290	Transocean, Ltd.[a,b]	2,281,703
41,100	Ultra Petroleum Corporation[a]	1,418,361
20,400	Valero Energy Corporation	441,456
227,800	Weatherford International, Ltd.[a]	2,464,796
91,450	XTO Energy, Inc.	3,225,441

	Total Energy	64,527,473

Financials (16.8%)
53,500	ACE, Ltd.	2,831,220
27,300	AFLAC, Inc.	1,251,432
6,900	Allstate Corporation	226,044
20,000	American Express Company	371,000
84,620	Ameriprise Financial, Inc.	1,976,723
393,000	Bank of America Corporation	5,533,440
79,100	Capital One Financial Corporation	2,522,499
76,400	Charles Schwab Corporation	1,235,388
76,474	Chubb Corporation	3,900,174
247,374	Citigroup, Inc.	1,659,880
67,400	Fidelity National Financial, Inc.	1,196,350
22,400	Franklin Resources, Inc.	1,428,672
30,600	Goldman Sachs Group, Inc.	2,582,334
140,800	Hudson City Bancorp, Inc.	2,247,168
34,900	IntercontinentalExchange, Inc.[a]	2,877,156
438,108	J.P. Morgan Chase & Company	13,813,545
225,000	KeyCorp	1,917,000
41,400	Loews Corporation	1,169,550
100,600	Marsh & McLennan Companies, Inc.	2,441,562
36,300	Marshall & Ilsley Corporation[b]	495,132
31,884	Merrill Lynch & Company, Inc.	371,130
36,550	MetLife, Inc.	1,274,133
66,400	Morgan Stanley	1,065,056
70,200	Nasdaq OMX Group, Inc.[a]	1,734,642
58,300	PHH Corporation[a]	742,159
34,344	Principal Financial Group, Inc.	775,144
33,958	Prudential Financial, Inc.	1,027,569
8,987	Reinsurance Group of America, Inc.	384,823
58,350	State Street Corporation	2,294,906
245,200	Synovus Financial Corporation[b]	2,035,160
119,756	Travelers Companies, Inc.	5,412,971
282,799	Wachovia Corporation	1,566,706
162,500	Washington Federal, Inc.	2,431,000
369,349	Wells Fargo & Company	10,888,409

	Total Financials	83,680,077

Health Care (13.8%)
250,359	Abbott Laboratories	13,361,660
30,811	Aetna, Inc.	878,113
107,883	Baxter International, Inc.	5,781,450
77,400	Bristol-Myers Squibb Company	1,799,550
242,440	Gilead Sciences, Inc.[a]	12,398,382
21,500	iShares Nasdaq Biotechnology Index Fund[b]	1,527,575
210,175	Johnson & Johnson	12,574,770
117,894	McKesson Corporation	4,566,035
84,300	Medco Health Solutions, Inc.[a]	3,533,013
171,815	Pfizer, Inc.	3,042,844
37,288	Sanofi-Aventis ADR	1,199,182
56,050	St. Jude Medical, Inc.[a]	1,847,408
117,372	Thermo Fisher Scientific, Inc.[a]	3,998,864
47,164	WellPoint, Inc.[a]	1,987,019

	Total Health Care	68,495,865

Industrials (9.0%)
58,800	AMR Corporation[a]	627,396
33,741	Caterpillar, Inc.	1,507,210
43,032	Danaher Corporation	2,436,042
52,000	Deere & Company	1,992,640
350,725	Delta Air Lines, Inc.[a]	4,019,308
38,000	Eaton Corporation	1,888,980
51,800	Emerson Electric Company	1,896,398
18,800	FedEx Corporation	1,206,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (95.0%)	Value
Industrials (9.0%) - continued
11,150	First Solar, Inc.[a]	$1,538,254
44,050	Foster Wheeler, Ltd.[a]	1,029,889
465,239	General Electric Company	7,536,872
111,628	Honeywell International, Inc.	3,664,747
35,495	Lockheed Martin Corporation	2,984,420
117,800	Republic Services, Inc.	2,920,262
69,300	Tyco International, Ltd.	1,496,880
31,892	Union Pacific Corporation	1,524,438
119,068	United Technologies Corporation	6,382,045

	Total Industrials	44,651,801

Information Technology (16.3%)
151,306	Accenture, Ltd.	4,961,324
41,900	Adobe Systems, Inc.[a]	892,051
53,100	Amdocs, Ltd.[a]	971,199
65,424	Apple, Inc.[a]	5,583,938
88,600	Automatic Data Processing, Inc.	3,485,524
152,150	CIENA Corporation[a,b]	1,019,405
248,430	Cisco Systems, Inc.[a]	4,049,409
97,000	Corning, Inc.	924,410
56,600	Dell, Inc.[a]	579,584
28,850	Electronic Arts, Inc.[a]	462,754
234,250	EMC Corporation[a]	2,452,597
19,600	F5 Networks, Inc.[a]	448,056
20,871	Google, Inc.[a]	6,420,963
305,826	Intel Corporation[b]	4,483,409
172,008	International Business Machines Corporation	14,476,193
51,300	Lam Research Corporation[a]	1,091,664
254,550	Marvell Technology Group, Ltd.[a]	1,697,849
19,650	MasterCard, Inc.	2,808,575
237,320	Micron Technology, Inc.[a]	626,525
346,900	Microsoft Corporation	6,743,736
43,550	Nokia Oyj ADR[b]	679,380
17,700	NVIDIA Corporation[a]	142,839
206,388	Oracle Corporation[a]	3,659,259
142,664	QUALCOMM, Inc.	5,111,651
26,650	Research in Motion, Ltd.[a]	1,081,457
39,850	SanDisk Corporation[a]	382,560
117,900	Symantec Corporation[a]	1,594,008
141,450	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	1,117,455
406,350	Teradyne, Inc.[a]	1,714,797
90,900	Texas Instruments, Inc.	1,410,768

	Total Information Technology	81,073,339

Materials (3.4%)
104,175	Alcoa, Inc.	1,173,011
74,957	E.I. du Pont de Nemours and Company	1,896,412
46,114	Freeport-McMoRan Copper & Gold, Inc.[b]	1,127,026
122,896	MeadWestvaco Corporation	1,375,206
71,813	Monsanto Company	5,052,045
30,400	Potash Corporation of Saskatchewan, Inc.	2,225,888
31,559	Praxair, Inc.	1,873,342
81,700	Rockwood Holdings, Inc.[a]	882,360
37,400	Weyerhaeuser Company	1,144,814

	Total Materials	16,750,104

Telecommunications Services (1.4%)
130,000	AT&T, Inc.	3,705,000
203,176	TW Telecom, Inc.[a]	1,720,901
42,600	Verizon Communications, Inc.	1,444,140

	Total Telecommunications Services	6,870,041

Utilities (2.3%)
39,500	DTE Energy Company	1,408,965
279,682	Southern Company	10,348,234

	Total Utilities	11,757,199

	Total Common Stock (cost $582,377,173)	472,467,001

Shares	Collateral Held for Securities Loaned (1.8%)	Value
9,071,777	Thrivent Financial Securities Lending Trust	9,071,777

	Total Collateral Held for Securities Loaned (cost $9,071,777)	9,071,777

Shares or Principal Amount	Short-Term Investments (5.0%)[c]	Value
	Federal National Mortgage Association Discount Notes
2,000,000	0.400%, 5/14/2009[d]	1,997,063
23,020,086	Thrivent Money Market Portfolio	23,020,086

	Total Short-Term Investments (at amortized cost)	25,017,149

	Total Investments (cost $616,466,099) 101.8%	$506,555,927

	Other Assets and Liabilities, Net (1.8%)	(9,156,236)

	Total Net Assets 100.0%	$497,399,691

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	At December 31, 2008, $1,997,063 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

ETF	-	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2008

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$24,798,452
Gross unrealized depreciation	(149,888,720)

Net unrealized appreciation (depreciation)	$(125,090,268)
Cost for federal income tax purposes	$631,646,195

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Large Cap Stock Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$504,558,864	$68,315
Level 2	1,997,063	—
Level 3	—	—

Totals (Level 1,2,3)	$506,555,927	$68,315

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	57	March 2009	$12,758,110	$12,826,425	$68,315
Total Futures					$68,315

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$10,589,629	$334,154,857	$321,724,400	23,020,086	$23,020,086	$521,263
Thrivent Financial Securities Lending Trust	65,208,363	612,111,741	668,248,327	9,071,777	9,071,777	515,419
Total Value and Income Earned	75,797,992				32,091,863	1,036,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (8.3%)
3,600	Abercrombie & Fitch Company	$83,052
12,900	Amazon.com, Inc.[a]	661,512
4,200	Apollo Group, Inc.[a]	321,804
4,400	AutoNation, Inc.[a,b]	43,472
1,600	AutoZone, Inc.[a]	223,152
10,400	Bed Bath & Beyond, Inc.[a]	264,368
13,525	Best Buy Company, Inc.	380,188
3,400	Big Lots, Inc.[a]	49,266
2,500	Black & Decker Corporation	104,525
17,600	Carnival Corporation	428,032
27,472	CBS Corporation	224,996
5,100	Centex Corporation	54,264
13,100	Coach, Inc.[a]	272,087
116,115	Comcast Corporation	1,960,021
11,200	D.R. Horton, Inc.	79,184
5,650	Darden Restaurants, Inc.	159,217
22,000	DIRECTV Group, Inc.[a,b]	504,020
10,900	Eastman Kodak Company	71,722
8,500	Expedia, Inc.[a]	70,040
5,700	Family Dollar Stores, Inc.	148,599
96,311	Ford Motor Company[a,b]	220,552
6,100	Fortune Brands, Inc.	251,808
6,600	GameStop Corporation[a]	142,956
9,300	Gannett Company, Inc.[b]	74,400
18,762	Gap, Inc.	251,223
24,600	General Motors Corporation[b]	78,720
6,500	Genuine Parts Company	246,090
9,800	Goodyear Tire & Rubber Company[a]	58,506
13,700	H&R Block, Inc.	311,264
9,400	Harley-Davidson, Inc.	159,518
2,400	Harman International Industries, Inc.	40,152
5,050	Hasbro, Inc.	147,308
68,300	Home Depot, Inc.	1,572,266
11,800	International Game Technology	140,302
19,267	Interpublic Group of Companies, Inc.[a]	76,297
8,900	J.C. Penney Company, Inc.	175,330
23,900	Johnson Controls, Inc.	434,024
3,400	Jones Apparel Group, Inc.	19,924
3,100	KB Home[b]	42,222
12,200	Kohl’s Corporation[a]	441,640
6,300	Leggett & Platt, Inc.	95,697
5,700	Lennar Corporation	49,419
11,004	Limited Brands, Inc.	110,480
59,100	Lowe’s Companies, Inc.	1,271,832
16,868	Macy’s, Inc.	174,584
11,900	Marriott International, Inc.	231,455
14,550	Mattel, Inc.	232,800
44,900	McDonald’s Corporation	2,792,331
12,600	McGraw-Hill Companies, Inc.	292,194
1,500	Meredith Corporation	25,110
4,700	New York Times Company[b]	34,451
11,273	Newell Rubbermaid, Inc.	110,250
92,700	News Corporation	842,643
15,800	NIKE, Inc.	805,800
6,500	Nordstrom, Inc.	86,515
11,100	Office Depot, Inc.[a]	33,078
12,600	Omnicom Group, Inc.	339,192
2,300	Polo Ralph Lauren Corporation	104,443
8,700	Pulte Homes, Inc.	95,091
5,100	RadioShack Corporation	60,894
3,700	Scripps Networks Interactive	81,400
2,332	Sears Holdings Corporation[a,b]	90,645
4,000	Sherwin-Williams Company	239,000
2,400	Snap-On, Inc.	94,512
3,200	Stanley Works	109,120
28,675	Staples, Inc.	513,856
29,600	Starbucks Corporation[a]	280,016
7,400	Starwood Hotels & Resorts Worldwide, Inc.	132,460
30,300	Target Corporation[b]	1,046,259
5,000	Tiffany & Company	118,150
144,650	Time Warner, Inc.	1,455,179
16,700	TJX Companies, Inc.	343,519
3,600	VF Corporation	197,172
24,672	Viacom, Inc.[a]	470,248
74,547	Walt Disney Company	1,691,471
270	Washington Post Company	105,368
3,057	Whirlpool Corporation	126,407
7,172	Wyndham Worldwide Corporation	46,977
2,400	Wynn Resorts, Ltd.[a,b]	101,424
18,680	Yum! Brands, Inc.	588,420

	Total Consumer Discretionary	26,607,885

Consumer Staples (12.7%)
83,000	Altria Group, Inc.	1,249,980
25,768	Archer-Daniels-Midland Company[b]	742,892
17,100	Avon Products, Inc.	410,913
4,025	Brown-Forman Corporation	207,247
8,300	Campbell Soup Company	249,083
5,600	Clorox Company	311,136
80,200	Coca-Cola Company	3,630,654
12,800	Coca-Cola Enterprises, Inc.	153,984
20,300	Colgate-Palmolive Company	1,391,362
18,100	ConAgra Foods, Inc.	298,650
7,900	Constellation Brands, Inc.[a]	124,583
17,400	Costco Wholesale Corporation	913,500
57,844	CVS/Caremark Corporation	1,662,437
6,300	Dean Foods Company[a]	113,211
10,300	Dr. Pepper Snapple Group, Inc.[a]	167,375
4,700	Estee Lauder Companies, Inc.	145,512
13,400	General Mills, Inc.	814,050
12,700	H.J. Heinz Company	477,520
6,700	Hershey Company	232,758
4,851	J.M. Smucker Company	210,339
10,200	Kellogg Company	447,270
16,592	Kimberly-Clark Corporation	875,062
59,152	Kraft Foods, Inc.	1,588,231
26,300	Kroger Company	694,583
6,800	Lorillard, Inc.	383,180
5,300	McCormick & Company, Inc.	168,858
6,100	Molson Coors Brewing Company	298,412
5,500	Pepsi Bottling Group, Inc.	123,805
62,570	PepsiCo, Inc.	3,426,959
81,500	Philip Morris International, Inc.	3,546,065
120,338	Procter & Gamble Company	7,439,295
6,900	Reynolds American, Inc.	278,139
17,300	Safeway, Inc.	411,221
28,600	Sara Lee Corporation	279,994
8,581	SUPERVALU, Inc.	125,283
The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.2%)	Value
Consumer Staples (12.7%) - continued
24,100	SYSCO Corporation	$552,854
12,200	Tyson Foods, Inc.	106,872
6,000	UST, Inc.	416,280
39,900	Walgreen Company	984,333
90,100	Wal-Mart Stores, Inc.	5,051,006
5,700	Whole Foods Market, Inc.[b]	53,808

	Total Consumer Staples	40,758,696

Energy (13.2%)
18,472	Anadarko Petroleum Corporation	712,096
13,420	Apache Corporation	1,000,193
12,400	Baker Hughes, Inc.	397,668
11,800	BJ Services Company	137,706
4,200	Cabot Oil & Gas Corporation	109,200
8,900	Cameron International Corporation[a]	182,450
21,800	Chesapeake Energy Corporation	352,506
81,896	Chevron Corporation	6,057,847
60,049	ConocoPhillips	3,110,538
7,300	CONSOL Energy, Inc.	208,634
17,800	Devon Energy Corporation	1,169,638
28,318	El Paso Corporation	221,730
5,800	ENSCO International, Inc.	164,662
10,000	EOG Resources, Inc.	665,800
205,108	Exxon Mobil Corporation	16,373,772
36,000	Halliburton Company	654,480
11,400	Hess Corporation	611,496
28,368	Marathon Oil Corporation	776,148
3,500	Massey Energy Company	48,265
7,700	Murphy Oil Corporation	341,495
11,500	Nabors Industries, Ltd.[a]	137,655
16,800	National Oilwell Varco, Inc.[a]	410,592
10,700	Noble Corporation	236,042
7,000	Noble Energy, Inc.	344,540
32,600	Occidental Petroleum Corporation	1,955,674
10,700	Peabody Energy Corporation	243,425
4,800	Pioneer Natural Resources Company	77,664
6,300	Range Resources Corporation	216,657
4,600	Rowan Companies, Inc.	73,140
48,200	Schlumberger, Ltd.	2,040,306
8,900	Smith International, Inc.	203,721
13,800	Southwestern Energy Company[a]	399,786
24,604	Spectra Energy Corporation	387,267
4,800	Sunoco, Inc.	208,608
5,600	Tesoro Petroleum Corporation	73,752
20,800	Valero Energy Corporation	450,112
27,400	Weatherford International, Ltd.[a]	296,468
23,300	Williams Companies, Inc.	337,384
23,250	XTO Energy, Inc.	820,027

	Total Energy	42,209,144

Financials (13.2%)
18,700	AFLAC, Inc.	857,208
21,582	Allstate Corporation	707,026
8,400	American Capital, Ltd.	27,216
46,700	American Express Company	866,285
108,340	American International Group, Inc.[b]	170,094
8,800	Ameriprise Financial, Inc.	205,568
10,925	Aon Corporation	499,054
4,124	Apartment Investment & Management Company[b]	47,632
4,800	Assurant, Inc.	144,000
3,200	AvalonBay Communities, Inc.	193,856
202,273	Bank of America Corporation	2,848,004
46,252	Bank of New York Mellon Corporation	1,310,319
22,200	BB&T Corporation[b]	609,612
4,900	Boston Properties, Inc.	269,500
15,773	Capital One Financial Corporation	503,001
9,000	CB Richard Ellis Group, Inc.[a]	38,880
37,725	Charles Schwab Corporation	610,013
14,400	Chubb Corporation	734,400
6,638	Cincinnati Financial Corporation	192,967
14,200	CIT Group, Inc.[b]	64,468
219,739	Citigroup, Inc.	1,474,449
2,700	CME Group, Inc.	561,897
6,150	Comerica, Inc.	122,078
4,900	Developers Diversified Realty Corporation	23,912
19,325	Discover Financial Services	184,167
22,800	E*TRADE Financial Corporation[a,b]	26,220
11,000	Equity Residential REIT	328,020
3,600	Federated Investors, Inc.	61,056
23,294	Fifth Third Bancorp	192,408
8,291	First Horizon National Corporation	87,636
6,100	Franklin Resources, Inc.	389,058
17,400	Genworth Financial, Inc.	49,242
17,800	Goldman Sachs Group, Inc.	1,502,142
12,100	Hartford Financial Services Group, Inc.	198,682
10,100	Health Care Property Investors, Inc.	280,477
21,100	Host Hotels & Resorts, Inc.[b]	159,727
21,100	Hudson City Bancorp, Inc.	336,756
14,771	Huntington Bancshares, Inc.[b]	113,146
2,900	IntercontinentalExchange, Inc.[a]	239,076
15,600	Invesco, Ltd.[b]	225,264
150,448	J.P. Morgan Chase & Company	4,743,625
6,400	Janus Capital Group, Inc.	51,392
19,900	KeyCorp	169,548
9,200	Kimco Realty Corporation	168,176
5,800	Legg Mason, Inc.	127,078
7,100	Leucadia National Corporation[a]	140,580
10,294	Lincoln National Corporation	193,939
14,600	Loews Corporation	412,450
3,200	M&T Bank Corporation[b]	183,712
20,700	Marsh & McLennan Companies, Inc.	502,389
10,500	Marshall & Ilsley Corporation[b]	143,220
7,650	MBIA, Inc.[a,b]	31,136
64,500	Merrill Lynch & Company, Inc.	750,780
31,932	MetLife, Inc.	1,113,150
7,900	Moody’s Corporation[b]	158,711
42,750	Morgan Stanley	685,710
5,400	Nasdaq OMX Group, Inc.[a]	133,434
82,000	National City Corporation	148,420
8,900	Northern Trust Corporation	464,046
10,600	NYSE Euronext	290,228
14,100	People’s United Financial, Inc.	251,403

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.2%)	Value
Financials (13.2%) - continued
6,800	Plum Creek Timber Company, Inc.	$ 236,232
14,000	PNC Financial Services Group, Inc.	686,000
10,400	Principal Financial Group, Inc.	234,728
27,300	Progressive Corporation	404,313
10,700	ProLogis Trust	148,623
17,000	Prudential Financial, Inc.	514,420
5,100	Public Storage, Inc.	405,450
27,877	Regions Financial Corporation[b]	221,901
9,100	Simon Property Group, Inc.	483,483
18,800	SLM Corporation[a]	167,320
22,010	Sovereign Bancorp, Inc.[a]	65,590
17,400	State Street Corporation	684,342
14,200	SunTrust Banks, Inc.	419,468
10,468	T. Rowe Price Group, Inc.[b]	370,986
3,500	Torchmark Corporation	156,450
23,481	Travelers Companies, Inc.	1,061,341
70,685	U.S. Bancorp	1,767,832
13,424	UnumProvident Corporation	249,686
5,500	Vornado Realty Trust	331,925
87,093	Wachovia Corporation	482,495
152,800	Wells Fargo & Company	4,504,544
13,400	XL Capital, Ltd.[b]	49,580
4,700	Zions Bancorporation[b]	115,197

	Total Financials	42,079,549

Health Care (14.6%)
62,500	Abbott Laboratories	3,335,625
18,496	Aetna, Inc.	527,136
12,400	Allergan, Inc.	499,968
6,300	AmerisourceBergen Corporation	224,658
42,640	Amgen, Inc.[a]	2,462,460
25,000	Baxter International, Inc.	1,339,750
9,900	Becton, Dickinson and Company	677,061
11,700	Biogen Idec, Inc.[a]	557,271
60,550	Boston Scientific Corporation[a]	468,657
79,800	Bristol-Myers Squibb Company	1,855,350
4,100	C.R. Bard, Inc.	345,466
14,475	Cardinal Health, Inc.	498,953
18,400	Celgene Corporation[a]	1,017,152
2,800	Cephalon, Inc.[a]	215,712
11,000	CIGNA Corporation	185,350
6,100	Coventry Health Care, Inc.[a]	90,768
20,276	Covidien, Ltd.	734,802
4,200	DaVita, Inc.[a]	208,194
6,100	Dentsply International, Inc.	172,264
40,300	Eli Lilly and Company	1,622,881
9,900	Express Scripts, Inc.[a]	544,302
12,100	Forest Laboratories, Inc.[a]	308,187
10,900	Genzyme Corporation[a]	723,433
37,000	Gilead Sciences, Inc.[a]	1,892,180
6,480	Hospira, Inc.[a]	173,794
6,800	Humana, Inc.[a]	253,504
7,400	IMS Health, Inc.	112,184
1,500	Intuitive Surgical, Inc.[a,b]	190,485
111,840	Johnson & Johnson	6,691,387
10,000	King Pharmaceuticals, Inc.[a]	106,200
4,400	Laboratory Corporation of America Holdings[a]	283,404
7,043	Life Technologies Corporation[a]	164,172
11,042	McKesson Corporation	427,657
19,986	Medco Health Solutions, Inc.[a]	837,613
45,000	Medtronic, Inc.	1,413,900
85,200	Merck & Company, Inc.	2,590,080
2,300	Millipore Corporation[a]	118,496
12,300	Mylan Laboratories, Inc.[a,b]	121,647
3,700	Patterson Companies, Inc.[a]	69,375
4,800	PerkinElmer, Inc.	66,768
271,853	Pfizer, Inc.	4,814,517
6,400	Quest Diagnostics, Inc.	332,224
65,500	Schering-Plough Corporation	1,115,465
13,784	St. Jude Medical, Inc.[a]	454,321
9,700	Stryker Corporation	387,515
16,800	Tenet Healthcare Corporation[a]	19,320
16,900	Thermo Fisher Scientific, Inc.[a]	575,783
48,700	UnitedHealth Group, Inc.	1,295,420
5,100	Varian Medical Systems, Inc.[a]	178,704
4,000	Waters Corporation[a]	146,600
4,300	Watson Pharmaceuticals, Inc.[a]	114,251
20,500	WellPoint, Inc.[a]	863,665
53,600	Wyeth	2,010,536
9,050	Zimmer Holdings, Inc.[a]	365,801

	Total Health Care	46,802,368

Industrials (11.0%)
27,900	3M Company	1,605,366
4,300	Avery Dennison Corporation	140,739
29,460	Boeing Company	1,257,058
11,292	Burlington Northern Santa Fe Corporation	854,917
6,900	C.H. Robinson Worldwide, Inc.	379,707
24,300	Caterpillar, Inc.	1,085,481
5,300	Cintas Corporation	123,119
7,000	Cooper Industries, Ltd.	204,610
15,900	CSX Corporation	516,273
8,100	Cummins, Inc.	216,513
10,400	Danaher Corporation	588,744
17,200	Deere & Company	659,104
7,500	Dover Corporation	246,900
2,200	Dun & Bradstreet Corporation	169,840
6,700	Eaton Corporation	333,057
30,900	Emerson Electric Company	1,131,249
5,100	Equifax, Inc.	135,252
8,600	Expeditors International of Washington, Inc.	286,122
5,300	Fastenal Company[b]	184,705
12,460	FedEx Corporation	799,309
2,300	Flowserve Corporation	118,450
7,300	Fluor Corporation	327,551
15,700	General Dynamics Corporation	904,163
423,500	General Electric Company	6,860,700
5,000	Goodrich Corporation	185,100
29,275	Honeywell International, Inc.	961,098
15,900	Illinois Tool Works, Inc.	557,295
12,871	Ingersoll-Rand Company	223,312
7,400	ITT Corporation	340,326
4,900	Jacobs Engineering Group, Inc.[a]	235,690
4,900	L-3 Communications Holdings, Inc.	361,522
13,400	Lockheed Martin Corporation	1,126,672
5,300	Manitowoc Company, Inc.	45,898
14,600	Masco Corporation	162,498
5,000	Monster Worldwide, Inc.[a]	60,450
14,900	Norfolk Southern Corporation	701,045
13,198	Northrop Grumman Corporation	594,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.2%)	Value
Industrials (11.0%) - continued
14,537	PACCAR, Inc.[b]	$415,758
4,800	Pall Corporation	136,464
6,575	Parker-Hannifin Corporation	279,700
8,400	Pitney Bowes, Inc.	214,032
5,600	Precision Castparts Corporation	333,088
8,300	R.R. Donnelley & Sons Company	112,714
16,600	Raytheon Company	847,264
13,020	Republic Services, Inc.	322,766
6,300	Robert Half International, Inc.	131,166
5,800	Rockwell Automation, Inc.	186,992
6,400	Rockwell Collins, Inc.	250,176
2,300	Ryder System, Inc.[b]	89,194
29,800	Southwest Airlines Company	256,876
3,500	Stericycle, Inc.[a]	182,280
9,800	Textron, Inc.	135,926
18,976	Tyco International, Ltd.	409,882
20,400	Union Pacific Corporation	975,120
40,100	United Parcel Service, Inc.	2,211,916
38,300	United Technologies Corporation	2,052,880
2,700	W.W. Grainger, Inc.	212,868
19,799	Waste Management, Inc.	656,139

	Total Industrials	35,097,474

Information Technology (15.2%)
21,400	Adobe Systems, Inc.[a]	455,606
24,600	Advanced Micro Devices, Inc.[a,b]	53,136
4,000	Affiliated Computer Services, Inc.[a]	183,800
14,015	Agilent Technologies, Inc.[a]	219,054
6,900	Akamai Technologies, Inc.[a]	104,121
12,000	Altera Corporation	200,520
7,100	Amphenol Corporation	170,258
11,800	Analog Devices, Inc.	224,436
35,800	Apple, Inc.[a]	3,055,530
54,100	Applied Materials, Inc.	548,033
9,200	Autodesk, Inc.[a]	180,780
20,400	Automatic Data Processing, Inc.	802,536
7,600	BMC Software, Inc.[a]	204,516
17,900	Broadcom Corporation[a]	303,763
15,912	CA, Inc.	294,849
3,657	CIENA Corporation[a]	24,502
236,100	Cisco Systems, Inc.[a]	3,848,430
7,400	Citrix Systems, Inc.[a]	174,418
11,800	Cognizant Technology Solutions Corporation[a]	213,108
6,200	Computer Sciences Corporation[a]	217,868
10,000	Compuware Corporation[a]	67,500
5,000	Convergys Corporation[a]	32,050
62,600	Corning, Inc.	596,578
69,700	Dell, Inc.[a]	713,728
43,200	eBay, Inc.[a]	603,072
13,000	Electronic Arts, Inc.[a]	208,520
82,286	EMC Corporation[a]	861,534
7,700	Fidelity National Information Services, Inc.	125,279
6,500	Fiserv, Inc.[a]	236,405
5,200	FLIR Systems, Inc.[a]	159,536
9,600	Google, Inc.[a]	2,953,440
5,500	Harris Corporation	209,275
98,686	Hewlett-Packard Company	3,581,315
224,200	Intel Corporation	3,286,772
54,100	International Business Machines Corporation	4,553,056
13,000	Intuit, Inc.[a]	309,270
8,500	Jabil Circuit, Inc.	57,375
8,962	JDS Uniphase Corporation[a]	32,711
21,200	Juniper Networks, Inc.[a]	371,212
6,900	KLA-Tencor Corporation	150,351
3,200	Lexmark International, Inc.[a]	86,080
9,000	Linear Technology Corporation[b]	199,080
26,100	LSI Corporation[a]	85,869
2,900	MasterCard, Inc.[b]	414,497
6,200	McAfee, Inc.[a]	214,334
9,000	MEMC Electronic Materials, Inc.[a]	128,520
7,400	Microchip Technology, Inc.[b]	144,522
30,900	Micron Technology, Inc.[a,b]	81,576
308,500	Microsoft Corporation	5,997,240
5,700	Molex, Inc.	82,593
91,390	Motorola, Inc.	404,858
7,900	National Semiconductor Corporation	79,553
13,400	NETAPP, Inc.[a]	187,198
14,000	Novell, Inc.[a]	54,460
4,000	Novellus Systems, Inc.[a]	49,360
21,650	NVIDIA Corporation[a]	174,716
157,937	Oracle Corporation[a]	2,800,223
13,000	Paychex, Inc.	341,640
5,200	QLogic Corporation[a]	69,888
66,700	QUALCOMM, Inc.	2,389,861
4,300	Salesforce.com, Inc.[a]	137,643
9,100	SanDisk Corporation[a]	87,360
29,750	Sun Microsystems, Inc.[a]	113,645
33,624	Symantec Corporation[a]	454,597
16,100	Tellabs, Inc.[a]	66,332
7,100	Teradata Corporation[a]	105,293
6,900	Teradyne, Inc.[a]	29,118
52,200	Texas Instruments, Inc.	810,144
8,000	Total System Services, Inc.	112,000
18,376	Tyco Electronics, Ltd.	297,875
7,900	VeriSign, Inc.[a]	150,732
28,780	Western Union Company	412,705
34,900	Xerox Corporation	278,153
11,100	Xilinx, Inc.	197,802
55,900	Yahoo!, Inc.[a]	681,980

	Total Information Technology	48,509,690

Materials (3.0%)
8,400	Air Products and Chemicals, Inc.	422,268
4,600	AK Steel Holding Corporation	42,872
32,264	Alcoa, Inc.	363,293
3,969	Allegheny Technologies, Inc.	101,329
3,900	Ball Corporation	162,201
4,100	Bemis Company, Inc.	97,088
2,300	CF Industries Holdings, Inc.	113,068
37,193	Dow Chemical Company	561,242
36,311	E.I. du Pont de Nemours and Company	918,668
3,000	Eastman Chemical Company	95,130
6,800	Ecolab, Inc.	239,020
15,196	Freeport-McMoRan Copper & Gold, Inc.	371,390
3,200	International Flavors & Fragrances, Inc.	95,104
17,171	International Paper Company	202,618
6,981	MeadWestvaco Corporation	78,117

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (99.2%)	Value
Materials (3.0%) - continued
22,078	Monsanto Company	$1,553,187
18,248	Newmont Mining Corporation	742,694
12,600	Nucor Corporation	582,120
5,600	Owens-Illinois, Inc.[a]	153,048
5,300	Pactiv Corporation[a]	131,864
6,700	PPG Industries, Inc.	284,281
12,400	Praxair, Inc.	736,064
5,113	Rohm and Haas Company	315,932
6,452	Sealed Air Corporation	96,393
5,100	Sigma-Aldrich Corporation	215,424
3,500	Titanium Metals Corporation[b]	30,835
4,600	United States Steel Corporation	171,120
4,400	Vulcan Materials Company[b]	306,152
8,600	Weyerhaeuser Company	263,246

	Total Materials	9,445,768

Telecommunications Services (3.8%)
15,900	American Tower Corporation[a]	466,188
237,639	AT&T, Inc.[b]	6,772,712
4,100	CenturyTel, Inc.[b]	112,053
5,801	Embarq Corporation	208,604
12,600	Frontier Communications Corporation	110,124
59,072	Qwest Communications International, Inc.[b]	215,022
115,120	Sprint Nextel Corporation[a,b]	210,670
114,496	Verizon Communications, Inc.	3,881,414
17,807	Windstream Corporation	163,824

	Total Telecommunications Services	12,140,611

Utilities (4.2%)
27,200	AES Corporation[a]	224,128
6,900	Allegheny Energy, Inc.	233,634
8,600	Ameren Corporation	286,036
16,360	American Electric Power Company, Inc.	544,461
13,973	CenterPoint Energy, Inc.	176,339
9,200	CMS Energy Corporation	92,920
11,100	Consolidated Edison, Inc.	432,123
7,200	Constellation Energy Group, Inc.	180,648
23,394	Dominion Resources, Inc.	838,441
6,600	DTE Energy Company	235,422
51,008	Duke Energy Corporation	765,630
20,404	Dynegy, Inc.[a]	40,808
13,200	Edison International, Inc.	423,984
7,700	Entergy Corporation	640,101
5,300	Equitable Resources, Inc.	177,815
26,524	Exelon Corporation	1,474,999
12,300	FirstEnergy Corporation	597,534
16,400	FPL Group, Inc.	825,412
3,115	Integrys Energy Group, Inc.	133,883
1,900	Nicor, Inc.[b]	66,006
11,109	NiSource, Inc.	121,866
8,800	Pepco Holdings, Inc.	156,288
14,600	PG&E Corporation	565,166
4,100	Pinnacle West Capital Corporation	131,733
15,200	PPL Corporation	466,488
10,620	Progress Energy, Inc.	423,207
20,500	Public Service Enterprise Group, Inc.	597,985
7,000	Questar Corporation	228,830
4,500	SCANA Corporation	160,200
9,875	Sempra Energy	420,971
31,200	Southern Company	1,154,400
8,600	TECO Energy, Inc.	106,210
4,800	Wisconsin Energy Corporation	201,504
18,205	Xcel Energy, Inc.	337,703

	Total Utilities	13,462,875

	Total Common Stock (cost $392,732,101)	317,114,060

Shares	Collateral Held for Securities Loaned (2.5%)	Value
7,915,380	Thrivent Financial Securities Lending Trust	7,915,380

	Total Collateral Held for Securities Loaned (cost $7,915,380)	7,915,380

Shares or Principal Amount	Short-Term Investments (0.8%)[c]	Value
	Federal National Mortgage Association Discount Notes
1,000,000	0.405%, 5/14/2009[d]	998,516
1,750,233	Thrivent Money Market Portfolio	1,750,233

	Total Short-Term Investments (cost $2,748,748)	2,748,749

	Total Investments (cost $403,396,229) 102.5%	$327,778,189

	Other Assets and Liabilities, Net (2.5%)	(8,066,876)

	Total Net Assets 100.0%	$319,711,313

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	At December 31, 2008, $998,516 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

REIT - Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$57,485,731
Gross unrealized depreciation	(150,592,448)

Net unrealized appreciation (depreciation)	$(93,106,717)
Cost for federal income tax purposes	$420,884,906

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2008

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Large Cap Index Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$326,779,673	$17,315
Level 2	998,516	—
Level 3	—	—

Totals (Level 1,2,3)	$327,778,189	$17,315

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	12	March 2009	$2,682,985	$2,700,300	$17,315
Total Futures					$17,315

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$6,871,402	$88,966,961	$94,088,130	1,750,233	$1,750,233	$164,096
Thrivent Financial Securities Lending Trust	48,959,242	387,437,538	428,481,400	7,915,380	7,915,380	316,804
Total Value and Income Earned	55,830,644				9,665,613	480,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (78.5%)	Value
Consumer Discretionary (5.9%)
4,200	Black & Decker Corporation	$175,602
18,400	CBS Corporation	150,696
18,400	Gannett Company, Inc.	147,200
5,000	Genuine Parts Company	189,300
11,800	Home Depot, Inc.	271,636
7,800	Johnson Controls, Inc.	141,648
12,600	KB Home	171,612
7,400	Mattel, Inc.	118,400
5,400	McDonald’s Corporation	335,826
14,700	Men’s Wearhouse, Inc.	199,038
4,500	NIKE, Inc.	229,500
3,100	VF Corporation	169,787
5,900	Walt Disney Company	133,871

	Total Consumer Discretionary	2,434,116

Consumer Staples (9.8%)
13,500	Altria Group, Inc.	203,310
7,600	Coca-Cola Company	344,052
2,700	Colgate-Palmolive Company	185,058
6,400	ConAgra Foods, Inc.	105,600
3,800	Costco Wholesale Corporation	199,500
6,900	CVS/Caremark Corporation	198,306
2,400	Diageo plc ADR	136,176
5,700	General Mills, Inc.	346,275
5,200	Kimberly-Clark Corporation	274,248
10,600	Kraft Foods, Inc.	284,610
3,600	Lorillard, Inc.	202,860
6,100	McCormick & Company, Inc.	194,346
3,500	Molson Coors Brewing Company	171,220
8,700	Philip Morris International, Inc.	378,537
6,808	Procter & Gamble Company	420,870
7,100	Wal-Mart Stores, Inc.	398,026

	Total Consumer Staples	4,042,994

Energy (10.8%)
2,200	Apache Corporation	163,966
5,200	BP plc ADR	243,048
11,400	Chevron Corporation[a]	843,258
10,400	ConocoPhillips[a]	538,720
2,600	Devon Energy Corporation	170,846
11,400	Exxon Mobil Corporation[a]	910,062
8,300	Halliburton Company	150,894
11,800	Marathon Oil Corporation	322,848
4,300	Occidental Petroleum Corporation	257,957
25,600	Precision Drilling Corporation	214,784
4,800	Royal Dutch Shell plc ADR	254,112
4,800	Total SA ADR	265,440
6,900	Valero Energy Corporation	149,316

	Total Energy	4,485,251

Financials (13.7%)
500	Acadia Realty Trust	7,135
1,600	ACE, Ltd.	84,672
4,000	AFLAC, Inc.	183,360
200	Alexandria Real Estate Equities, Inc.	12,068
500	AMB Property Corporation	11,710
400	American Campus Communities, Inc.	8,192
239	Apartment Investment & Management Company	2,760
400	AvalonBay Communities, Inc.	24,232
24,800	Bank of America Corporation	349,184
11,100	Bank of New York Mellon Corporation	314,463
8,000	BB&T Corporation	219,680
400	BioMed Realty Trust, Inc.	4,688
650	Boston Properties, Inc.	35,750
500	Brandywine Realty Trust	3,855
200	BRE Properties, Inc.	5,596
300	Brookfield Asset Management, Inc.	4,581
950	Brookfield Properties Corporation	7,343
300	Camden Property Trust	9,402
3,100	Chubb Corporation	158,100
20,800	Citigroup, Inc.	139,568
500	Colonial Properties Trust	4,165
300	Corporate Office Properties Trust	9,210
1,400	Cullen/Frost Bankers, Inc.	70,952
1,200	DCT Industrial Trust, Inc.	6,072
600	DiamondRock Hospitality Company	3,042
500	Digital Realty Trust, Inc.	16,425
500	Douglas Emmett, Inc.	6,530
400	Duke Realty Corporation	4,384
150	Entertainment Properties Trust	4,470
1,050	Equity Residential REIT	31,311
250	Essex Property Trust, Inc.	19,188
3,100	Everest Re Group, Ltd.	236,034
500	Extra Space Storage, Inc.	5,160
500	Federal Realty Investment Trust	31,040
450	Forest City Enterprises	3,015
9,400	Glacier Bancorp, Inc.	178,788
1,400	Goldman Sachs Group, Inc.	118,146
700	Health Care Property Investors, Inc.	19,439
300	Health Care REIT, Inc.	12,660
250	Healthcare Realty Trust, Inc.	5,870
200	Highwoods Properties, Inc.	5,472
200	Home Properties, Inc.	8,120
2,300	Host Hotels & Resorts, Inc.	17,411
9,900	Hudson City Bancorp, Inc.	158,004
17,700	J.P. Morgan Chase & Company	558,081
13,200	KeyCorp	112,464
150	Kilroy Realty Corporation	5,019
1,050	Kimco Realty Corporation	19,194
400	LaSalle Hotel Properties	4,420
400	Liberty Property Trust	9,132
12,300	Lincoln National Corporation	231,732
400	Macerich Company	7,264
400	Mack-Cali Realty Corporation	9,800
4,500	MetLife, Inc.	156,870
150	Mid-America Apartment Communities, Inc.	5,574
500	National Retail Properties, Inc.	8,595
500	Nationwide Health Properties, Inc.	14,360
12,000	Old Republic International Corporation	143,040
400	Omega Healthcare Investors, Inc.	6,388
700	One Liberty Properties, Inc.	6,160
3,130	People’s United Financial, Inc.	55,808
150	Plum Creek Timber Company, Inc.	5,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (78.5%)	Value
Financials (13.7%) - continued
1,500	PNC Financial Services Group, Inc.	$73,500
300	Post Properties, Inc.	4,950
1,600	ProLogis Trust	22,224
500	Public Storage, Inc.	39,750
500	Regency Centers Corporation	23,350
9,900	Regions Financial Corporation	78,804
500	Senior Housing Property Trust	8,960
1,200	Simon Property Group, Inc.	63,756
300	SL Green Realty Corporation	7,770
4,000	SPDR DJ Wilshire International Real Estate ETF	108,320
5,500	T. Rowe Price Group, Inc.	194,920
300	Tanger Factory Outlet Centers, Inc.	11,286
400	Taubman Centers, Inc.	10,184
3,300	Travelers Companies, Inc.	149,160
16,100	U.S. Bancorp	402,661
300	UDR, Inc.	4,137
700	Ventas, Inc.	23,499
650	Vornado Realty Trust	39,227
250	Weingarten Realty Investors	5,173
16,300	Wells Fargo & Company	480,524

	Total Financials	5,672,514

Health Care (10.0%)
9,400	Abbott Laboratories[a]	501,678
4,700	AstraZeneca plc	192,841
3,600	Baxter International, Inc.	192,924
15,600	Bristol-Myers Squibb Company	362,700
10,000	CIGNA Corporation	168,500
6,200	Eli Lilly and Company	249,674
8,700	Johnson & Johnson	520,521
4,300	McKesson Corporation	166,539
5,500	Medtronic, Inc.	172,810
9,000	Merck & Company, Inc.	273,600
31,800	Pfizer, Inc.	563,178
6,100	Sanofi-Aventis ADR	196,176
2,200	Teva Pharmaceutical Industries, Ltd. ADR	93,654
6,600	UnitedHealth Group, Inc.	175,560
7,800	Wyeth	292,578

	Total Health Care	4,122,933

Industrials (8.2%)
4,300	3M Company	247,422
5,900	Boeing Company[a]	251,753
6,200	Caterpillar, Inc.	276,954
4,200	Danaher Corporation	237,762
7,600	Emerson Electric Company	278,236
3,600	General Dynamics Corporation	207,324
30,100	General Electric Company	487,620
4,000	Hubbell, Inc.	130,720
2,900	Illinois Tool Works, Inc.	101,645
11,400	Masco Corporation	126,882
9,000	Republic Services, Inc.	223,110
12,100	Trinity Industries, Inc.	190,696
8,100	Tyco International, Ltd.	174,960
4,800	United Technologies Corporation	257,280
5,700	Waste Management, Inc.	188,898

	Total Industrials	3,381,262

Information Technology (6.9%)
8,500	Accenture, Ltd.	278,715
10,900	Automatic Data Processing, Inc.	428,806
7,300	Broadcom Corporation[b]	123,881
9,000	Hewlett-Packard Company	326,610
19,700	Intel Corporation	288,802
4,800	International Business Machines Corporation	403,968
6,200	Microchip Technology, Inc.	121,086
11,600	Microsoft Corporation	225,504
25,300	Motorola, Inc.	112,079
11,800	Nokia Oyj ADR	184,080
9,300	Paychex, Inc.	244,404
10,400	SanDisk Corporation[b]	99,840

	Total Information Technology	2,837,775

Materials (2.9%)
2,100	Air Products and Chemicals, Inc.	105,567
6,200	Bemis Company, Inc.	146,816
6,700	Dow Chemical Company	101,103
9,500	E.I. du Pont de Nemours and Company	240,350
2,200	Vulcan Materials Company	153,076
27,020	Wausau Paper Corporation	309,109
100	Weyerhaeuser Company	3,061
12,100	Worthington Industries, Inc.	133,342

	Total Materials	1,192,424

Telecommunications Services (5.4%)
3,800	America Movil SA de CV ADR	117,762
29,800	AT&T, Inc.	849,300
3,300	CenturyTel, Inc.	90,189
53,000	Qwest Communications International, Inc.	192,920
6,100	Shenandoah Telecommunications Company	171,105
14,200	Verizon Communications, Inc.	481,380
7,500	Vodafone Group plc ADR	153,301
22,000	Windstream Corporation	202,400

	Total Telecommunications Services	2,258,357

Utilities (4.9%)
6,400	Atmos Energy Corporation	151,680
14,700	Black Hills Corporation	396,312
2,100	Entergy Corporation	174,573
3,100	FirstEnergy Corporation	150,598
4,000	FPL Group, Inc.	201,320
37,000	Korea Electric Power Corporation ADR	429,570
20,800	PNM Resources, Inc.	209,664
5,500	Progress Energy, Inc.	219,175
2,400	Southern Company	88,800

	Total Utilities	2,021,692

	Total Common Stock (cost $40,569,295)	32,449,318

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (1.9%)	Value
Financials (1.9%)
	American International Group, Inc.
$150,000	8.175%, 5/15/2038[c]	$58,354
	Bank of America Corporation
100,000	8.000%, 1/30/2018	71,929
	Citigroup Capital XXI
100,000	8.300%, 12/21/2037	77,124
	Citigroup, Inc.
45,000	8.400%, 4/30/2018	29,713
	J.P. Morgan Chase & Company
150,000	7.900%, 4/30/2018	124,774
	MetLife, Inc.
125,000	7.875%, 12/15/2037[c]	78,420
	Prudential Financial, Inc.
100,000	8.875%, 6/15/2038	64,423
	Wells Fargo Capital XIII
325,000	7.700%, 3/26/2013	268,226

	Total Financials	772,963

	Total Long-Term Fixed Income (cost $979,588)	772,963

Shares	Preferred Stock (0.9%)
Financials (0.5%)
1,700	Bank of America Corporation, 8.200%	34,425
6,000	U.S. Bancorp, 7.875%	160,200
1,565	Wells Fargo & Company, 8.000%	34,368

	Total Financials	228,993

Utilities (0.4%)
5,995	Xcel Energy, Inc., 7.600%	149,455

	Total Utilities	149,455

	Total Preferred Stock (cost $388,186)	378,448

Shares or Principal Amount	Short-Term Investments (18.3%)[d]
	Federal National Mortgage Association Discount Notes
600,000	0.400%, 5/14/2009[e]	599,119
6,999,027	Thrivent Money Market Portfolio	6,999,027

	Total Short-Term Investments (at amortized cost)	7,598,146

	Total Investments (cost $49,535,215) 99.6%	$41,198,875

	Other Assets and Liabilities, Net 0.4%	152,589

	Total Net Assets 100.0%	$41,351,464

a	All or a portion of the security was earmarked to cover options.

b	Non-income producing security.

c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $136,774 or 0.3% of total net assets.

d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

e	At December 31, 2008, $599,119 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

ETF	-	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$648,888
Gross unrealized depreciation	(9,490,129)

Net unrealized appreciation (depreciation)	$(8,841,241)
Cost for federal income tax purposes	$50,040,116

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Equity Income Plus Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$39,826,793	$135,907
Level 2	1,372,082	—
Level 3	—	—

Totals (Level 1,2,3)	$41,198,875	$135,907

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	114	March 2009	$4,996,151	$5,130,570	$134,419
Total Futures					$134,419

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	50	$940.00	January 2009	($25,250)	$1,488
Total Call Options Written				($25,250)	$1,488

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Equity Income Plus Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$14,977,599	$7,978,572	6,999,027	$6,999,027	$70,993
Total Value and Income Earned	—				6,999,027	70,993

†	Equity Income Plus Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (60.6%)	Value
Consumer Discretionary (5.1%)
1,900	Abercrombie & Fitch Company	$43,833
6,900	Amazon.com, Inc.[a]	353,832
2,200	Apollo Group, Inc.[a]	168,564
2,400	AutoNation, Inc.[a,b]	23,712
900	AutoZone, Inc.[a]	125,523
5,600	Bed Bath & Beyond, Inc.[a]	142,352
7,275	Best Buy Company, Inc.	204,500
1,800	Big Lots, Inc.[a]	26,082
1,300	Black & Decker Corporation	54,353
9,400	Carnival Corporation	228,608
14,762	CBS Corporation	120,901
2,700	Centex Corporation	28,728
7,000	Coach, Inc.[a]	145,390
62,065	Comcast Corporation	1,047,657
6,000	D.R. Horton, Inc.	42,420
3,000	Darden Restaurants, Inc.	84,540
11,700	DIRECTV Group, Inc.[a,b]	268,047
5,800	Eastman Kodak Company[b]	38,164
4,600	Expedia, Inc.[a]	37,904
3,100	Family Dollar Stores, Inc.	80,817
51,488	Ford Motor Company[a,b]	117,908
3,300	Fortune Brands, Inc.	136,224
3,500	GameStop Corporation[a]	75,810
5,000	Gannett Company, Inc.	40,000
10,000	Gap, Inc.	133,900
13,100	General Motors Corporation[b]	41,920
3,500	Genuine Parts Company	132,510
5,300	Goodyear Tire & Rubber Company[a]	31,641
7,400	H&R Block, Inc.	168,128
5,100	Harley-Davidson, Inc.	86,547
1,300	Harman International Industries, Inc.	21,749
2,700	Hasbro, Inc.	78,759
36,500	Home Depot, Inc.	840,230
6,300	International Game Technology	74,907
10,289	Interpublic Group of Companies, Inc.[a]	40,744
4,700	J.C. Penney Company, Inc.	92,590
12,800	Johnson Controls, Inc.	232,448
1,800	Jones Apparel Group, Inc.	10,548
1,700	KB Home[b]	23,154
6,500	Kohl’s Corporation[a]	235,300
3,400	Leggett & Platt, Inc.	51,646
3,100	Lennar Corporation	26,877
5,862	Limited Brands, Inc.	58,854
31,600	Lowe’s Companies, Inc.	680,032
9,000	Macy’s, Inc	93,150
6,400	Marriott International, Inc.	124,480
7,825	Mattel, Inc.	125,200
24,000	McDonald’s Corporation	1,492,560
6,700	McGraw-Hill Companies, Inc.	155,373
800	Meredith Corporation	13,392
2,600	New York Times Company[b]	19,058
6,026	Newell Rubbermaid, Inc.	58,934
49,600	News Corporation	450,864
8,400	NIKE, Inc.	428,400
3,500	Nordstrom, Inc.	46,585
6,000	Office Depot, Inc.[a]	17,880
6,800	Omnicom Group, Inc.	183,056
1,300	Polo Ralph Lauren Corporation	59,033
4,700	Pulte Homes, Inc.	51,371
2,700	RadioShack Corporation	32,238
2,000	Scripps Networks Interactive	44,000
1,280	Sears Holdings Corporation[a,b]	49,754
2,200	Sherwin-Williams Company	131,450
1,300	Snap-On, Inc.	51,194
1,800	Stanley Works	61,380
15,300	Staples, Inc.	274,176
15,800	Starbucks Corporation[a]	149,468
4,000	Starwood Hotels & Resorts Worldwide, Inc.	71,600
16,200	Target Corporation[b]	559,386
2,700	Tiffany & Company	63,801
77,350	Time Warner, Inc.	778,141
8,900	TJX Companies, Inc.	183,073
1,900	VF Corporation	104,063
13,162	Viacom, Inc.[a]	250,868
39,887	Walt Disney Company	905,036
130	Washington Post Company	50,733
1,658	Whirlpool Corporation	68,558
3,732	Wyndham Worldwide Corporation	24,445
1,400	Wynn Resorts, Ltd.[a,b]	59,164
9,920	Yum! Brands, Inc.	312,480

	Total Consumer Discretionary	14,242,697

Consumer Staples (7.8%)
44,400	Altria Group, Inc.	668,664
13,741	Archer-Daniels-Midland Company[b]	396,153
9,100	Avon Products, Inc.	218,673
2,125	Brown-Forman Corporation	109,416
4,500	Campbell Soup Company	135,045
3,000	Clorox Company	166,680
42,900	Coca-Cola Company	1,942,083
6,900	Coca-Cola Enterprises, Inc.	83,007
10,800	Colgate-Palmolive Company	740,232
9,700	ConAgra Foods, Inc.	160,050
4,200	Constellation Brands, Inc.[a]	66,234
9,300	Costco Wholesale Corporation	488,250
30,905	CVS/Caremark Corporation	888,210
3,400	Dean Foods Company[a]	61,098
5,500	Dr. Pepper Snapple Group, Inc.[a]	89,375
2,500	Estee Lauder Companies, Inc.	77,400
7,200	General Mills, Inc.	437,400
6,850	H.J. Heinz Company	257,560
3,600	Hershey Company	125,064
2,555	J.M. Smucker Company	110,785
5,500	Kellogg Company	241,175
8,880	Kimberly-Clark Corporation[b]	468,331
31,660	Kraft Foods, Inc.	850,071
14,000	Kroger Company	369,740
3,700	Lorillard, Inc.	208,495
2,900	McCormick & Company, Inc.	92,394
3,300	Molson Coors Brewing Company	161,436
3,000	Pepsi Bottling Group, Inc.	67,530
33,420	PepsiCo, Inc.	1,830,413
43,600	Philip Morris International, Inc.	1,897,036
64,379	Procter & Gamble Company	3,979,910
3,700	Reynolds American, Inc.	149,147
9,200	Safeway, Inc.	218,684
15,200	Sara Lee Corporation	148,808
4,569	SUPERVALU, Inc.	66,708

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (60.6%)	Value
Consumer Staples (7.8%) - continued
12,900	SYSCO Corporation	$295,926
6,600	Tyson Foods, Inc.	57,816
3,300	UST, Inc.	228,954
21,300	Walgreen Company	525,471
48,200	Wal-Mart Stores, Inc.	2,702,092
3,100	Whole Foods Market, Inc.[b]	29,264

	Total Consumer Staples	21,810,780

Energy (8.1%)
9,836	Anadarko Petroleum Corporation	379,178
7,168	Apache Corporation	534,231
6,620	Baker Hughes, Inc.	212,303
6,300	BJ Services Company	73,521
2,300	Cabot Oil & Gas Corporation	59,800
4,800	Cameron International Corporation[a]	98,400
11,600	Chesapeake Energy Corporation	187,572
43,774	Chevron Corporation	3,237,963
32,082	ConocoPhillips	1,661,848
3,900	CONSOL Energy, Inc.	111,462
9,500	Devon Energy Corporation	624,245
15,186	El Paso Corporation	118,906
3,100	ENSCO International, Inc.	88,009
5,400	EOG Resources, Inc.	359,532
109,672	Exxon Mobil Corporation	8,755,116
19,200	Halliburton Company	349,056
6,100	Hess Corporation	327,204
15,122	Marathon Oil Corporation	413,738
1,900	Massey Energy Company	26,201
4,200	Murphy Oil Corporation	186,270
6,200	Nabors Industries, Ltd.[a]	74,214
9,000	National Oilwell Varco, Inc.[a]	219,960
5,700	Noble Corporation	125,742
3,800	Noble Energy, Inc.	187,036
17,400	Occidental Petroleum Corporation	1,043,826
5,700	Peabody Energy Corporation	129,675
2,600	Pioneer Natural Resources Company	42,068
3,400	Range Resources Corporation	116,926
2,500	Rowan Companies, Inc.	39,750
25,800	Schlumberger, Ltd.	1,092,114
4,800	Smith International, Inc.	109,872
7,400	Southwestern Energy Company[a]	214,378
13,221	Spectra Energy Corporation	208,099
2,600	Sunoco, Inc.	112,996
3,000	Tesoro Petroleum Corporation	39,510
11,100	Valero Energy Corporation	240,204
14,600	Weatherford International, Ltd.[a]	157,972
12,400	Williams Companies, Inc.	179,552
12,350	XTO Energy, Inc.	435,584

	Total Energy	22,574,033

Financials (8.0%)
10,000	AFLAC, Inc.	458,400
11,496	Allstate Corporation	376,609
4,500	American Capital, Ltd.[b]	14,580
25,000	American Express Company	463,750
58,002	American International Group, Inc.[b]	91,063
4,740	Ameriprise Financial, Inc.	110,726
5,850	Aon Corporation	267,228
2,224	Apartment Investment & Management Company	25,687
2,600	Assurant, Inc.	78,000
1,700	AvalonBay Communities, Inc.	102,986
108,202	Bank of America Corporation[b]	1,523,484
24,701	Bank of New York Mellon Corporation	699,779
11,900	BB&T Corporation	326,774
2,700	Boston Properties, Inc.	148,500
8,365	Capital One Financial Corporation	266,760
4,900	CB Richard Ellis Group, Inc.[a]	21,168
20,125	Charles Schwab Corporation	325,421
7,700	Chubb Corporation	392,700
3,551	Cincinnati Financial Corporation	103,228
7,900	CIT Group, Inc.	35,866
117,489	Citigroup, Inc.	788,351
1,400	CME Group, Inc.	291,354
3,300	Comerica, Inc.	65,505
2,600	Developers Diversified Realty Corporation	12,688
10,395	Discover Financial Services	99,064
12,200	E*TRADE Financial Corporation[a,b]	14,030
5,900	Equity Residential REIT	175,938
2,000	Federated Investors, Inc.	33,920
12,516	Fifth Third Bancorp	103,382
4,501	First Horizon National Corporation	47,576
3,300	Franklin Resources, Inc.	210,474
9,300	Genworth Financial, Inc.	26,319
9,500	Goldman Sachs Group, Inc.	801,705
6,400	Hartford Financial Services Group, Inc.	105,088
5,500	Health Care Property Investors, Inc.	152,735
11,300	Host Hotels & Resorts, Inc.	85,541
11,300	Hudson City Bancorp, Inc.	180,348
7,916	Huntington Bancshares, Inc.[b]	60,637
1,500	IntercontinentalExchange, Inc.[a]	123,660
8,400	Invesco, Ltd.[b]	121,296
80,424	J.P. Morgan Chase & Company	2,535,769
3,500	Janus Capital Group, Inc.	28,105
10,600	KeyCorp	90,312
5,000	Kimco Realty Corporation	91,400
3,100	Legg Mason, Inc.	67,921
3,900	Leucadia National Corporation[a]	77,220
5,511	Lincoln National Corporation	103,827
7,900	Loews Corporation	223,175
1,700	M&T Bank Corporation	97,597
11,000	Marsh & McLennan Companies, Inc.	266,970
5,700	Marshall & Ilsley Corporation[b]	77,748
4,100	MBIA, Inc.[a,b]	16,687
34,500	Merrill Lynch & Company, Inc.	401,580
17,066	MetLife, Inc.	594,921
4,200	Moody’s Corporation[b]	84,378
22,890	Morgan Stanley	367,156
3,000	Nasdaq OMX Group, Inc.[a]	74,130
43,900	National City Corporation	79,459
4,800	Northern Trust Corporation	250,272
5,700	NYSE Euronext	156,066
7,600	People’s United Financial, Inc.	135,508

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (60.6%)	Value
Financials (8.0%) - continued
3,600	Plum Creek Timber Company, Inc.	$125,064
7,500	PNC Financial Services Group, Inc.	367,500
5,500	Principal Financial Group, Inc.	124,135
14,600	Progressive Corporation	216,226
5,700	ProLogis Trust	79,173
9,100	Prudential Financial, Inc.	275,366
2,800	Public Storage, Inc.	222,600
14,900	Regions Financial Corporation[b]	118,604
4,800	Simon Property Group, Inc.	255,024
10,000	SLM Corporation[a]	89,000
11,780	Sovereign Bancorp, Inc.[a]	35,104
9,300	State Street Corporation	365,769
7,700	SunTrust Banks, Inc.	227,458
5,600	T. Rowe Price Group, Inc.	198,464
1,900	Torchmark Corporation	84,930
12,525	Travelers Companies, Inc.	566,130
37,821	U.S. Bancorp	945,903
7,158	UnumProvident Corporation	133,139
3,000	Vornado Realty Trust	181,050
46,523	Wachovia Corporation	257,737
81,720	Wells Fargo & Company	2,409,106
7,200	XL Capital, Ltd.[b]	26,640
2,500	Zions Bancorporation[b]	61,275

	Total Financials	22,517,918

Health Care (8.9%)
33,400	Abbott Laboratories	1,782,558
9,856	Aetna, Inc.	280,896
6,600	Allergan, Inc.	266,112
3,400	AmerisourceBergen Corporation	121,244
22,852	Amgen, Inc.[a]	1,319,703
13,300	Baxter International, Inc.	712,747
5,300	Becton, Dickinson and Company	362,467
6,230	Biogen Idec, Inc.[a]	296,735
32,350	Boston Scientific Corporation[a]	250,389
42,700	Bristol-Myers Squibb Company	992,775
2,200	C.R. Bard, Inc.	185,372
7,675	Cardinal Health, Inc.	264,557
9,800	Celgene Corporation[a]	541,744
1,500	Cephalon, Inc.[a,b]	115,560
5,900	CIGNA Corporation	99,415
3,150	Coventry Health Care, Inc.[a]	46,872
10,815	Covidien, Ltd.	391,936
2,300	DaVita, Inc.[a]	114,011
3,300	Dentsply International, Inc.	93,192
21,500	Eli Lilly and Company	865,805
5,300	Express Scripts, Inc.[a]	291,394
6,500	Forest Laboratories, Inc.[a]	165,555
5,800	Genzyme Corporation[a]	384,946
19,800	Gilead Sciences, Inc.[a]	1,012,572
3,530	Hospira, Inc.[a]	94,675
3,600	Humana, Inc.[a]	134,208
4,000	IMS Health, Inc.	60,640
800	Intuitive Surgical, Inc.[a]	101,592
59,806	Johnson & Johnson	3,578,193
5,333	King Pharmaceuticals, Inc.[a]	56,636
2,400	Laboratory Corporation of America Holdings[a]	154,584
3,737	Life Technologies Corporation[a]	87,109
5,880	McKesson Corporation	227,732
10,710	Medco Health Solutions, Inc.[a]	448,856
24,100	Medtronic, Inc.	757,222
45,600	Merck & Company, Inc.	1,386,240
1,200	Millipore Corporation[a]	61,824
6,600	Mylan Laboratories, Inc.[a,b]	65,274
2,000	Patterson Companies, Inc.[a]	37,500
2,600	PerkinElmer, Inc.	36,166
145,451	Pfizer, Inc.	2,575,937
3,500	Quest Diagnostics, Inc.	181,685
35,000	Schering-Plough Corporation	596,050
7,380	St. Jude Medical, Inc.[a]	243,245
5,200	Stryker Corporation	207,740
8,950	Tenet Healthcare Corporation[a]	10,293
9,000	Thermo Fisher Scientific, Inc.[a]	306,630
26,000	UnitedHealth Group, Inc.	691,600
2,700	Varian Medical Systems, Inc.[a]	94,608
2,200	Waters Corporation[a]	80,630
2,300	Watson Pharmaceuticals, Inc.[a,b]	61,111
10,900	WellPoint, Inc.[a]	459,217
28,700	Wyeth	1,076,537
4,790	Zimmer Holdings, Inc.[a]	193,612

	Total Health Care	25,025,903

Industrials (6.7%)
14,900	3M Company	857,346
2,300	Avery Dennison Corporation	75,279
15,728	Boeing Company	671,114
5,992	Burlington Northern Santa Fe Corporation	453,654
3,700	C.H. Robinson Worldwide, Inc.	203,611
13,000	Caterpillar, Inc.	580,710
2,900	Cintas Corporation	67,367
3,800	Cooper Industries, Ltd.	111,074
8,600	CSX Corporation	279,242
4,300	Cummins, Inc.	114,939
5,600	Danaher Corporation	317,016
9,200	Deere & Company	352,544
4,100	Dover Corporation	134,972
1,200	Dun & Bradstreet Corporation	92,640
3,600	Eaton Corporation	178,956
16,500	Emerson Electric Company	604,065
2,800	Equifax, Inc.	74,256
4,600	Expeditors International of Washington, Inc.	153,042
2,800	Fastenal Company[b]	97,580
6,640	FedEx Corporation	425,956
1,300	Flowserve Corporation	66,950
3,900	Fluor Corporation	174,993
8,400	General Dynamics Corporation	483,756
226,500	General Electric Company	3,669,300
2,700	Goodrich Corporation	99,954
15,637	Honeywell International, Inc.	513,363
8,500	Illinois Tool Works, Inc.	297,925
6,943	Ingersoll-Rand Company	120,461
4,000	ITT Corporation	183,960
2,600	Jacobs Engineering Group, Inc.[a]	125,060
2,600	L-3 Communications Holdings, Inc.	191,828
7,100	Lockheed Martin Corporation	596,968
2,900	Manitowoc Company, Inc.	25,114
7,800	Masco Corporation	86,814
2,700	Monster Worldwide, Inc.[a]	32,643
7,900	Norfolk Southern Corporation	371,695
7,106	Northrop Grumman Corporation	320,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (60.6%)	Value
Industrials (6.7%) - continued
7,750	PACCAR, Inc.	$221,650
2,600	Pall Corporation	73,918
3,550	Parker-Hannifin Corporation	151,017
4,500	Pitney Bowes, Inc.	114,660
3,000	Precision Castparts Corporation	178,440
4,500	R.R. Donnelley & Sons Company	61,110
8,900	Raytheon Company	454,256
7,005	Republic Services, Inc.	173,654
3,400	Robert Half International, Inc.	70,788
3,100	Rockwell Automation, Inc.	99,944
3,500	Rockwell Collins, Inc.	136,815
1,200	Ryder System, Inc.	46,536
15,880	Southwest Airlines Company	136,886
1,900	Stericycle, Inc.[a]	98,952
5,200	Textron, Inc.	72,124
10,115	Tyco International, Ltd.	218,484
10,900	Union Pacific Corporation	521,020
21,400	United Parcel Service, Inc.	1,180,424
20,500	United Technologies Corporation	1,098,800
1,400	W.W. Grainger, Inc.	110,376
10,530	Waste Management, Inc.	348,964

	Total Industrials	18,775,019

Information Technology (9.3%)
11,400	Adobe Systems, Inc.[a]	242,706
13,200	Advanced Micro Devices, Inc.[a,b]	28,512
2,200	Affiliated Computer Services, Inc.[a]	101,090
7,463	Agilent Technologies, Inc.[a]	116,647
3,700	Akamai Technologies, Inc.[a]	55,833
6,500	Altera Corporation	108,615
3,800	Amphenol Corporation	91,124
6,300	Analog Devices, Inc.	119,826
19,100	Apple, Inc.[a]	1,630,185
28,900	Applied Materials, Inc.	292,757
4,900	Autodesk, Inc.[a]	96,285
11,000	Automatic Data Processing, Inc.	432,740
4,100	BMC Software, Inc.[a]	110,331
9,550	Broadcom Corporation[a]	162,064
8,575	CA, Inc.	158,895
2,014	CIENA Corporation[a]	13,494
126,300	Cisco Systems, Inc.[a]	2,058,690
4,000	Citrix Systems, Inc.[a]	94,280
6,300	Cognizant Technology Solutions Corporation[a]	113,778
3,300	Computer Sciences Corporation[a]	115,962
5,400	Compuware Corporation[a]	36,450
2,700	Convergys Corporation[a]	17,307
33,500	Corning, Inc.	319,255
37,300	Dell, Inc.[a]	381,952
23,100	eBay, Inc.[a]	322,476
7,000	Electronic Arts, Inc.[a]	112,280
43,924	EMC Corporation[a]	459,884
4,100	Fidelity National Information Services, Inc.	66,707
3,550	Fiserv, Inc.[a]	129,113
2,900	FLIR Systems, Inc.[a]	88,972
5,100	Google, Inc.[a]	1,569,015
3,000	Harris Corporation	114,150
52,761	Hewlett-Packard Company	1,914,697
119,900	Intel Corporation	1,757,734
28,900	International Business Machines Corporation	2,432,224
7,000	Intuit, Inc.[a]	166,530
4,600	Jabil Circuit, Inc.	31,050
4,800	JDS Uniphase Corporation[a]	17,520
11,300	Juniper Networks, Inc.[a]	197,863
3,700	KLA-Tencor Corporation	80,623
1,700	Lexmark International, Inc.[a]	45,730
4,800	Linear Technology Corporation	106,176
14,000	LSI Corporation[a]	46,060
1,500	MasterCard, Inc.	214,395
3,400	McAfee, Inc.[a]	117,538
4,800	MEMC Electronic Materials, Inc.[a]	68,544
4,000	Microchip Technology, Inc.[b]	78,120
16,500	Micron Technology, Inc.[a,b]	43,560
165,000	Microsoft Corporation	3,207,600
3,050	Molex, Inc.	44,194
48,821	Motorola, Inc.	216,277
4,300	National Semiconductor Corporation	43,301
7,200	NETAPP, Inc.[a]	100,584
7,500	Novell, Inc.[a]	29,175
2,200	Novellus Systems, Inc.[a]	27,148
11,550	NVIDIA Corporation[a]	93,209
84,459	Oracle Corporation[a]	1,497,458
6,950	Paychex, Inc.	182,646
2,800	QLogic Corporation[a]	37,632
35,700	QUALCOMM, Inc.	1,279,131
2,300	Salesforce.com, Inc.[a]	73,623
4,900	SanDisk Corporation[a]	47,040
15,875	Sun Microsystems, Inc.[a]	60,642
17,972	Symantec Corporation[a]	242,981
8,600	Tellabs, Inc.[a]	35,432
3,800	Teradata Corporation[a]	56,354
3,700	Teradyne, Inc.[a]	15,614
27,900	Texas Instruments, Inc.	433,008
4,300	Total System Services, Inc.	60,200
9,815	Tyco Electronics, Ltd.	159,101
4,200	VeriSign, Inc.[a]	80,136
15,362	Western Union Company	220,291
18,600	Xerox Corporation	148,242
6,000	Xilinx, Inc.	106,920
29,900	Yahoo!, Inc.[a]	364,780

	Total Information Technology	25,942,458

Materials (1.8%)
4,500	Air Products and Chemicals, Inc.	226,215
2,500	AK Steel Holding Corporation	23,300
17,264	Alcoa, Inc.	194,393
2,081	Allegheny Technologies, Inc.	53,128
2,100	Ball Corporation	87,339
2,200	Bemis Company, Inc.	52,096
1,300	CF Industries Holdings, Inc.	63,908
19,877	Dow Chemical Company	299,944
19,419	E.I. du Pont de Nemours and Company	491,301
1,600	Eastman Chemical Company	50,736
3,700	Ecolab, Inc.	130,055
8,144	Freeport-McMoRan Copper & Gold, Inc.	199,039
1,700	International Flavors & Fragrances, Inc.	50,524
9,221	International Paper Company	108,808
3,780	MeadWestvaco Corporation	42,298

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (60.6%)	Value
Materials (1.8%) - continued
11,766	Monsanto Company	$827,738
9,717	Newmont Mining Corporation	395,482
6,700	Nucor Corporation	309,540
3,100	Owens-Illinois, Inc.[a]	84,723
2,900	Pactiv Corporation[a]	72,152
3,600	PPG Industries, Inc.	152,748
6,600	Praxair, Inc.	391,776
2,711	Rohm and Haas Company	167,513
3,428	Sealed Air Corporation	51,214
2,800	Sigma-Aldrich Corporation	118,272
1,900	Titanium Metals Corporation[b]	16,739
2,500	United States Steel Corporation	93,000
2,300	Vulcan Materials Company[b]	160,034
4,600	Weyerhaeuser Company	140,806

	Total Materials	5,054,821

Telecommunications Services (2.3%)
8,600	American Tower Corporation[a]	252,152
127,079	AT&T, Inc.	3,621,751
2,250	CenturyTel, Inc.[b]	61,493
3,098	Embarq Corporation	111,404
6,800	Frontier Communications Corporation	59,432
31,518	Qwest Communications International, Inc.[b]	114,726
61,569	Sprint Nextel Corporation[a,b]	112,671
61,270	Verizon Communications, Inc.	2,077,053
9,517	Windstream Corporation	87,556

	Total Telecommunications Services	6,498,238

Utilities (2.6%)
14,600	AES Corporation[a]	120,304
3,700	Allegheny Energy, Inc.	125,282
4,600	Ameren Corporation	152,996
8,740	American Electric Power Company, Inc.	290,867
7,424	CenterPoint Energy, Inc.	93,691
4,900	CMS Energy Corporation	49,490
6,000	Consolidated Edison, Inc.	233,580
3,900	Constellation Energy Group, Inc.	97,851
12,530	Dominion Resources, Inc.	449,075
3,600	DTE Energy Company	128,412
27,242	Duke Energy Corporation	408,902
11,009	Dynegy, Inc.[a]	22,018
7,100	Edison International, Inc.	228,052
4,100	Entergy Corporation	340,833
2,900	Equitable Resources, Inc.	97,295
14,174	Exelon Corporation	788,216
6,600	FirstEnergy Corporation	320,628
8,800	FPL Group, Inc.	442,904
1,707	Integrys Energy Group, Inc.	73,367
1,000	Nicor, Inc.[b]	34,740
5,934	NiSource, Inc.	65,096
4,700	Pepco Holdings, Inc.	83,472
7,800	PG&E Corporation	301,938
2,200	Pinnacle West Capital Corporation	70,686
8,100	PPL Corporation	248,589
5,691	Progress Energy, Inc.	226,786
11,000	Public Service Enterprise Group, Inc.	320,870
3,800	Questar Corporation	124,222
2,500	SCANA Corporation	89,000
5,287	Sempra Energy	225,385
16,700	Southern Company	617,900
4,600	TECO Energy, Inc.	56,810
2,600	Wisconsin Energy Corporation	109,148
9,710	Xcel Energy, Inc.	180,121

	Total Utilities	7,218,526

	Total Common Stock (cost $195,248,213)	169,660,393

Principal Amount	Long-Term Fixed Income (41.3%)	Value
Asset-Backed Securities (3.9%)
	Americredit Automobile Receivables Trust
1,450,705	1.956%, 1/6/2009[c,d]	1,281,563
	Bear Stearns Mortgage Funding Trust
700,557	0.611%, 1/26/2009[d]	127,110
	Countrywide Asset-Backed Certificates
1,208,584	5.549%, 4/25/2036[c]	1,003,321
	Countrywide Home Loans Asset-Backed Securities
750,000	6.085%, 6/25/2021[c]	321,832
	Credit Based Asset Servicing and Securitization, LLC
744,580	0.581%, 1/26/2009[d]	714,301
703,915	5.501%, 12/25/2036	583,957
	Discover Card Master Trust
1,000,000	5.650%, 3/16/2020	757,255
	First Franklin Mortgage Loan Asset-Backed Certificates
702,004	0.581%, 1/26/2009[d]	663,328
	First Horizon ABS Trust
713,909	0.601%, 1/26/2009[c,d]	423,055
1,194,864	0.631%, 1/26/2009[c,d]	562,433
	Ford Credit Floor Plan Master Owner Trust
1,500,000	1.375%, 1/15/2009[d]	1,448,132
	GMAC Mortgage Corporation Loan Trust
1,304,426	0.541%, 1/26/2009[c,d]	452,914
2,125,668	0.651%, 1/26/2009[c,d]	1,121,384
	IndyMac Seconds Asset-Backed Trust
812,657	0.641%, 1/26/2009[c,d]	349,504
	Residential Funding Mortgage Securities II
290,054	0.601%, 1/26/2009[c,d]	278,264
	SLM Student Loan Trust
234,712	3.545%, 1/26/2009[d]	233,676
	Wachovia Asset Securitization, Inc.
1,279,034	0.611%, 1/26/2009[c,d,e]	484,517

	Total Asset-Backed Securities	10,806,546

Basic Materials (<0.1%)
	Alcan, Inc.
225,000	6.125%, 12/15/2033	137,480

	Total Basic Materials	137,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (41.3%)	Value
Capital Goods (0.2%)
	John Deere Capital Corporation
$300,000	7.000%, 3/15/2012	$311,140
	United Technologies Corporation
225,000	6.050%, 6/1/2036	236,671

	Total Capital Goods	547,811

Collateralized Mortgage Obligations (2.0%)
	Chase Mortgage Finance Corporation
1,584,362	4.567%, 2/25/2037	1,287,885
	J.P. Morgan Mortgage Trust
1,550,609	5.005%, 7/25/2035	995,857
	Merrill Lynch Mortgage Investors, Inc.
1,268,501	4.870%, 6/25/2035	880,556
	Thornburg Mortgage Securities Trust
1,241,376	0.561%, 1/26/2009[d]	1,218,818
605,996	0.581%, 1/26/2009[d]	502,410
	Zuni Mortgage Loan Trust
737,438	0.601%, 1/26/2009[d]	699,048

	Total Collateralized Mortgage Obligations	5,584,574

Commercial Mortgage-Backed Securities (3.8%)
	Banc of America Commercial Mortgage, Inc.
1,000,000	5.118%, 7/11/2043	927,816
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	1.345%, 1/15/2009[d,e]	1,896,367
700,000	5.835%, 9/11/2042	317,160
	Citigroup Commercial Mortgage Trust
10,527	1.265%, 1/15/2009[d,f]	9,121
	Commercial Mortgage Pass-Through Certificates
75,055	1.295%, 1/15/2009[d,f]	67,114
2,000,000	1.325%, 1/15/2009[d,e]	1,156,168
	Credit Suisse First Boston Mortgage Securities Corporation
500,000	4.829%, 11/15/2037	412,189
	Credit Suisse Mortgage Capital Certificates
2,000,000	1.365%, 1/15/2009[d,f]	1,292,152
	General Electric Commercial Mortgage Corporation
200,000	4.641%, 9/10/2013	179,336
	GMAC Commercial Mortgage Securities, Inc.
1,500,000	4.547%, 12/10/2041	1,354,956
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.317%, 6/10/2036	831,943
	GS Mortgage Securities Corporation II
1,000,000	2.006%, 1/6/2009[d,f]	661,485
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
400,000	4.654%, 1/12/2037	346,878
1,500,000	5.336%, 5/15/2047	1,125,265
	LB-UBS Commercial Mortgage Trust
23,833	3.086%, 5/15/2027	23,781

	Total Commercial Mortgage-Backed Securities	10,601,731

Communications Services (1.0%)
	AT&T, Inc.
200,000	6.400%, 5/15/2038	214,236
	British Telecom plc
225,000	9.125%, 12/15/2030	239,162
	Cingular Wireless, Inc.
450,000	6.500%, 12/15/2011	451,798
	Cox Communications, Inc.
115,000	6.450%, 12/1/2036[f]	99,996
	France Telecom SA
225,000	7.750%, 3/1/2011	236,768
	News America, Inc.
225,000	6.400%, 12/15/2035	207,958
	SBC Communications, Inc.
225,000	5.875%, 2/1/2012	229,267
	Telecom Italia Capital SA
550,000	5.250%, 11/15/2013	419,375
	Tele-Communications, Inc. (TCI Group)
425,000	7.875%, 8/1/2013	436,992
	Time Warner Cable, Inc.
200,000	7.300%, 7/1/2038	207,774

	Total Communications Services	2,743,326

Consumer Cyclical (0.5%)
	Johnson Controls, Inc.
500,000	7.125%, 7/15/2017	405,948
	Wal-Mart Stores, Inc.
450,000	7.550%, 2/15/2030	543,015
	Walt Disney Company
500,000	5.625%, 9/15/2016	518,794

	Total Consumer Cyclical	1,467,757

Consumer Non-Cyclical (0.9%)
	Boston Scientific Corporation
225,000	7.000%, 11/15/2035	166,500
	Bunge Limited Finance Corporation
800,000	5.350%, 4/15/2014	573,932
	Coca-Cola HBC Finance BV
425,000	5.125%, 9/17/2013	415,016
	GlaxoSmithKline Capital, Inc.
200,000	6.375%, 5/15/2038	225,967
	Kellogg Company
400,000	4.250%, 3/6/2013	387,357
	Philip Morris International, Inc.
200,000	6.375%, 5/16/2038	208,013

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (41.3%)	Value
Consumer Non-Cyclical (0.9%) - continued
	Wyeth
$450,000	6.000%, 2/15/2036	$482,808

	Total Consumer Non-Cyclical	2,459,593

Energy (0.3%)
	Burlington Resources, Inc.
500,000	6.500%, 12/1/2011	510,622
	Energy Transfer Partners, LP
300,000	6.700%, 7/1/2018	252,867
	Petro-Canada
200,000	6.800%, 5/15/2038	150,927

	Total Energy	914,416

Financials (3.1%)
	BAC Capital Trust XI
225,000	6.625%, 5/23/2036[b]	207,914
	Bank One Corporation
750,000	5.900%, 11/15/2011	752,409
	BB&T Corporation
700,000	6.500%, 8/1/2011	708,533
	BNP Paribas SA
900,000	5.186%, 6/29/2015[f]	510,558
	Chubb Corporation
400,000	6.500%, 5/15/2038	381,862
	CIGNA Corporation
300,000	6.350%, 3/15/2018	267,735
	CIT Group, Inc.
650,000	4.750%, 12/15/2010	572,172
	General Electric Capital Corporation
500,000	3.000%, 12/9/2011	516,925
225,000	5.875%, 1/14/2038	220,244
	Goldman Sachs Group, Inc.
675,000	6.600%, 1/15/2012	665,999
	HSBC Finance Corporation
500,000	5.000%, 6/30/2015	443,819
	HSBC Holdings plc
200,000	6.800%, 6/1/2038	211,348
	J.P. Morgan Chase & Company
500,000	3.125%, 12/1/2011	519,450
	Merrill Lynch & Company, Inc.
450,000	5.000%, 2/3/2014	436,284
	MetLife, Inc.
150,000	5.000%, 6/15/2015	140,504
	Preferred Term Securities XXIII, Ltd.
1,219,057	2.196%, 3/23/2009[d,e]	510,175
	ProLogis Trust
425,000	5.500%, 3/1/2013	246,478
	Prudential Financial, Inc.
225,000	5.700%, 12/14/2036	140,234
	Student Loan Marketing Corporation
450,000	4.000%, 1/15/2010	407,337
	Union Planters Corporation
450,000	4.375%, 12/1/2010	422,598
	Wachovia Bank NA
425,000	4.875%, 2/1/2015	406,895
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013	50

	Total Financials	8,689,523

Foreign (1.4%)
	Codelco, Inc.
300,000	6.375%, 11/30/2012[f]	305,222
	Kreditanstalt fuer Wiederaufbau
400,000	3.750%, 6/27/2011	416,188
	Pemex Project Funding Master Trust
95,000	9.125%, 10/13/2010	99,988
	Province of Newfoundland
500,000	8.650%, 10/22/2022	805,715
	Province of Quebec
600,000	4.875%, 5/5/2014	623,575
	Republic of Italy
750,000	4.375%, 6/15/2013	773,741
	United Mexican States
900,000	5.625%, 1/15/2017[b]	900,000

	Total Foreign	3,924,429

Mortgage-Backed Securities (12.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
833	6.500%, 4/1/2009	836
4,415	7.500%, 8/1/2010	4,565
20,811	7.000%, 2/1/2011	21,319
15,565	6.000%, 5/1/2012	16,139
3,226	8.000%, 6/1/2012	3,409
6,249	7.000%, 8/1/2012	6,508
12,674	6.500%, 11/1/2012	13,167
12,006	6.500%, 8/1/2013	12,473
46,301	6.000%, 2/1/2014	48,010
83,884	5.500%, 4/1/2014	87,173
34,980	6.000%, 4/1/2014	36,271
47,349	6.000%, 4/1/2014	49,096
36,724	6.500%, 6/1/2014	38,154
29,252	7.500%, 9/1/2014	30,668
971,352	5.500%, 12/1/2017	1,005,341
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
20,144	6.500%, 4/1/2024	21,153
42,382	9.000%, 11/1/2024	46,692
2,229	9.000%, 4/1/2025	2,454
3,534	7.000%, 9/1/2025	3,697
5,154	8.500%, 9/1/2025	5,560
4,092	8.000%, 1/1/2026	4,342
3,294	6.500%, 5/1/2026	3,453
9,700	7.000%, 5/1/2026	10,147
18,002	6.000%, 7/1/2026	18,697
1,316	7.500%, 7/1/2026	1,391
954	7.500%, 8/1/2026	1,008
3,213	8.000%, 11/1/2026	3,410
3,618	7.500%, 1/1/2027	3,823
8,950	6.500%, 2/1/2027	9,383
10,204	7.000%, 2/1/2027	10,739
19,213	8.000%, 3/1/2027	20,391
7,107	7.500%, 4/1/2027	7,506
2,072	7.000%, 5/1/2027	2,180
17,282	8.000%, 6/1/2027	18,339
7,072	8.500%, 7/1/2027	7,629
7,559	7.000%, 9/1/2027	7,956
11,526	8.000%, 10/1/2027	12,230
10,497	7.500%, 11/1/2027	11,087

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (41.3%)	Value
Mortgage-Backed Securities (12.5%) - continued
$4,645	6.500%, 12/1/2027	$4,870
3,426	7.500%, 12/1/2027	3,619
44,268	6.500%, 6/1/2028	46,357
21,067	7.000%, 10/1/2028	22,172
63,337	6.500%, 11/1/2028	66,326
1,699	6.500%, 1/1/2029	1,779
74,098	6.000%, 3/1/2029	76,776
35,894	6.500%, 4/1/2029	37,565
68,289	6.000%, 5/1/2029	70,756
76,425	7.000%, 5/1/2029	80,434
30,548	6.500%, 7/1/2029	31,971
19,691	6.500%, 8/1/2029	20,608
11,748	7.000%, 9/1/2029	12,364
15,703	7.000%, 10/1/2029	16,527
9,502	7.500%, 11/1/2029	10,021
9,208	7.000%, 1/1/2030	9,677
33,465	7.500%, 1/1/2030	35,519
9,453	8.000%, 8/1/2030	10,028
49,819	6.000%, 3/1/2031	51,557
195,358	6.000%, 6/1/2031	202,174
150,179	6.000%, 1/1/2032	155,418
631,951	6.000%, 10/1/2032	653,405
3,500,000	5.000%, 1/1/2038[g]	3,576,563
3,050,000	6.000%, 1/1/2038[g]	3,141,500
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
545	9.000%, 4/1/2010	580
1,290	9.000%, 4/1/2010	1,375
1,109	6.000%, 2/1/2011	1,154
4,448	8.000%, 5/1/2011	4,660
6,040	7.000%, 6/1/2011	6,251
1,897	6.500%, 7/1/2011	1,971
1,863	7.500%, 7/1/2011	1,925
20,466	6.500%, 5/1/2012	21,272
3,710	6.500%, 7/1/2012	3,856
22,145	7.000%, 10/1/2012	22,958
4,680	7.000%, 12/1/2012	4,852
13,544	6.500%, 6/1/2013	14,081
41,277	6.000%, 11/1/2013	43,031
78,268	5.500%, 12/1/2013	81,422
33,837	6.000%, 12/1/2013	35,232
17,936	7.500%, 4/1/2015	18,744
4,000,000	5.000%, 1/1/2023[g]	4,105,000
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,274	10.500%, 8/1/2020	7,197
5,936	9.500%, 4/1/2025	6,582
1,085	7.500%, 9/1/2025	1,152
3,759	8.500%, 11/1/2025	4,057
2,530	7.000%, 1/1/2026	2,679
8,588	6.500%, 2/1/2026	8,994
4,632	7.000%, 3/1/2026	4,906
7,349	6.500%, 4/1/2026	7,696
1,594	8.500%, 5/1/2026	1,720
2,432	7.500%, 7/1/2026	2,581
16,838	7.500%, 8/1/2026	17,870
1,935	8.000%, 8/1/2026	2,050
9,831	7.000%, 11/1/2026	10,412
3,009	8.000%, 11/1/2026	3,189
661	7.500%, 12/1/2026	701
1,945	7.500%, 2/1/2027	2,064
6,446	7.000%, 3/1/2027	6,828
6,091	7.500%, 5/1/2027	6,461
9,666	6.500%, 7/1/2027	10,122
10,237	7.000%, 7/1/2027	10,841
4,079	7.500%, 8/1/2027	4,326
39,504	8.000%, 9/1/2027	41,838
12,092	7.000%, 10/1/2027	12,806
38,034	7.500%, 12/1/2027	40,344
6,857	8.000%, 12/1/2027	7,262
18,413	6.500%, 2/1/2028	19,282
10,452	7.000%, 2/1/2028	11,069
110,422	6.500%, 7/1/2028	115,564
32,544	7.000%, 8/1/2028	34,429
47,296	6.500%, 11/1/2028	49,499
16,959	6.500%, 11/1/2028	17,749
2,272	7.000%, 11/1/2028	2,404
111,855	6.000%, 12/1/2028	115,932
34,763	7.000%, 12/1/2028	36,777
41,863	6.000%, 3/1/2029	43,350
52,856	6.500%, 6/1/2029	55,317
77,916	6.000%, 7/1/2029	80,683
18,960	6.500%, 7/1/2029	19,843
65,194	7.500%, 8/1/2029	69,052
78,326	6.000%, 11/1/2029	81,107
21,578	7.000%, 11/1/2029	22,829
29,525	7.000%, 11/1/2029	31,238
20,612	8.500%, 4/1/2030	22,280
12,165	7.500%, 8/1/2030	12,879
128,408	6.500%, 7/1/2031	134,388
54,035	6.500%, 10/1/2031	56,551
63,062	6.500%, 12/1/2031	65,998
79,753	6.500%, 5/1/2032	83,217
442,897	6.500%, 7/1/2032	462,135
16,900,000	5.500%, 1/1/2039[g]	17,322,500
	Government National Mortgage Association 15-Yr. Pass Through
553	6.500%, 5/15/2009	569
9,211	6.000%, 4/15/2011	9,711
1,625	6.500%, 6/15/2011	1,713
1,567	7.500%, 7/15/2011	1,643
7,440	7.000%, 4/15/2012	7,837
67,103	6.000%, 7/15/2014	70,808
	Government National Mortgage Association 30-Yr. Pass Through
4,088	9.500%, 12/15/2024	4,514
6,904	9.500%, 1/15/2025	7,652
34,620	9.000%, 3/15/2025	37,189
2,862	7.500%, 8/15/2025	3,035
13,083	7.000%, 1/15/2026	13,860
18,064	7.000%, 1/15/2026	19,136
11,763	7.000%, 4/15/2026	12,461
6,493	8.000%, 4/15/2026	6,911
18,588	6.000%, 5/15/2026	19,282
6,385	7.000%, 5/15/2026	6,764
5,881	7.500%, 5/15/2026	6,235
26,170	7.000%, 6/15/2026	27,724
7,286	8.500%, 6/15/2026	7,826

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (41.3%)	Value
Mortgage-Backed Securities (12.5%) - continued
$2,673	8.500%, 7/15/2026	$2,871
18,566	8.000%, 9/15/2026	19,762
5,654	7.500%, 10/15/2026	5,994
2,839	8.000%, 11/15/2026	3,022
2,969	8.500%, 11/15/2026	3,189
3,450	9.000%, 12/15/2026	3,718
29,661	7.500%, 4/15/2027	31,432
6,791	8.000%, 6/20/2027	7,223
1,299	8.000%, 8/15/2027	1,386
76,146	6.500%, 10/15/2027	79,974
27,887	7.000%, 10/15/2027	29,549
1,313	7.000%, 11/15/2027	1,391
38,438	7.000%, 11/15/2027	40,729
91,608	7.000%, 7/15/2028	96,993
17,229	7.500%, 7/15/2028	18,257
78,981	6.500%, 9/15/2028	83,016
88,478	6.000%, 12/15/2028	91,864
55,212	6.500%, 1/15/2029	58,032
232,621	6.500%, 3/15/2029	244,505
33,968	6.500%, 4/15/2029	35,703
19,858	7.000%, 4/15/2029	21,015
139,386	6.000%, 6/15/2029	144,590
59,039	7.000%, 6/15/2029	62,479
24,062	8.000%, 5/15/2030	25,643
44,886	7.000%, 9/15/2031	47,464
76,710	6.500%, 2/15/2032	80,628

	Total Mortgage-Backed Securities	35,008,795

Technology (0.2%)
	International Business Machines Corporation
500,000	7.500%, 6/15/2013	565,127

	Total Technology	565,127

Transportation (0.1%)
	Union Pacific Corporation
250,000	6.500%, 4/15/2012	256,666

	Total Transportation	256,666

U.S. Government (10.7%)
	Federal Farm Credit Bank
1,000,000	5.375%, 7/18/2011	1,096,641
	Federal Home Loan Banks
1,000,000	3.625%, 5/29/2013[b]	1,048,206
	Federal Home Loan Mortgage Corporation
3,800,000	5.125%, 11/17/2017[b]	4,402,889
	Federal National Mortgage Association
1,500,000	5.625%, 4/17/2028	1,869,589
	Resolution Funding Corporation
1,000,000	8.625%, 1/15/2021	1,524,867
	U.S. Treasury Bonds
1,400,000	7.250%, 5/15/2016[b]	1,874,578
500,000	6.875%, 8/15/2025[b]	760,234
500,000	4.500%, 2/15/2036	664,297
	U.S. Treasury Notes
2,000,000	3.625%, 1/15/2010	2,069,922
2,750,000	4.375%, 12/15/2010	2,953,456
3,500,000	4.500%, 11/30/2011[b]	3,855,194
3,000,000	2.875%, 1/31/2013[b]	3,220,548
1,000,000	2.000%, 11/30/2013	1,025,938
2,000,000	4.250%, 8/15/2014	2,298,750
700,000	4.500%, 2/15/2016	824,032
375,000	4.250%, 11/15/2017	436,846

	Total U.S. Government	29,925,987

Utilities (0.7%)
	Commonwealth Edison Company
225,000	5.900%, 3/15/2036	187,115
	Oncor Electric Delivery Company
425,000	6.375%, 1/15/2015	407,093
	Oneok Partners, LP
225,000	6.650%, 10/1/2036	174,336
	Progress Energy, Inc.
300,000	7.000%, 10/30/2031	277,939
	Public Service Company of Colorado
400,000	7.875%, 10/1/2012	420,665
	Southern California Edison Company
225,000	5.000%, 1/15/2014	229,024
	Xcel Energy, Inc.
225,000	6.500%, 7/1/2036	206,577

	Total Utilities	1,902,749

	Total Long-Term Fixed Income (cost $125,211,663)	115,536,510

Shares	Collateral Held for Securities Loaned (5.9%)	Value
16,513,429	Thrivent Financial Securities Lending Trust	16,513,429

	Total Collateral Held for Securities Loaned (cost $16,513,429)	16,513,429

Shares or Principal Amount	Short-Term Investments (7.8%)[h]	Value
9,000,000	Federal Home Loan Bank Discount Notes 0.010%, 1/6/2009	8,999,988
950,000	Federal National Mortgage Association Discount Notes 0.411%, 5/14/2009[i]	948,572
12,047,152	Thrivent Money Market Portfolio	12,047,152

	Total Short-Term Investments (at amortized cost)	21,995,712

	Total Investments (cost $358,969,017) 115.6%	$323,706,044

	Other Assets and Liabilities, Net (15.6%)	(43,685,174)

	Total Net Assets 100.0%	$280,020,870

a	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	All or a portion of the security is insured or guaranteed.

d	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	$2,000,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	$1,219,057
Wachovia Asset Securitization, Inc.	3/16/2007	$1,279,034

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $2,945,648 or 1.1% of total net assets.

g	Denotes investments purchased on a when-issued or delayed delivery basis.

h	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

i	At December 31, 2008, $948,572 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

REIT -	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$47,969,703
Gross unrealized depreciation	(91,576,281)

Net unrealized appreciation (depreciation)	$(43,606,578)
Cost for federal income tax purposes	$367,312,622

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Balanced Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$198,220,974	$43,920
Level 2	124,974,895	—
Level 3	510,175	—

Totals (Level 1,2,3)	$323,706,044	$43,920

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Balanced Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value December 31, 2007	$1,996,120	$—
Accrued Discounts/Premiums	—	—
Realized Gain/(Loss)	(20,703)	—
Change in Unrealized Gain/(Loss)	(654,570)	—
Net Purchases/Sales	(1,990,271)	—
Transfers In and/or Out of Level 3	1,179,599	—

Value December 31, 2008	$510,175	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	36	March 2009	$8,056,980	$8,100,900	$43,920
Total Futures					$43,920

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$19,638,879	$82,656,792	$90,248,519	12,047,152	$12,047,152	$570,950
Thrivent Financial Securities
Lending Trust	47,660,952	149,704,490	180,852,013	16,513,429	16,513,429	383,942
Total Value and Income Earned	67,299,831				28,560,581	954,892

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Bank Loans (4.8%)[a]	Value
Basic Materials (0.3%)
	Lyondell Chemical Company, Term Loan
2,766,937	3.961%, 12/20/2013[b]	1,282,005
1,687,239	7.000%, 12/20/2014[b]	759,258

	Total Basic Materials	2,041,263

Communications Services (0.6%)
	Alltel Communications, Inc., Term Loan
3,482,368	4.371%, 5/15/2015	3,424,909

	Total Communications Services	3,424,909

Consumer Cyclical (1.3%)
	Blockbuster, Inc., Term Loan
1,150,000	6.244%, 8/20/2011	678,500
	Ford Motor Company, Term Loan
12,007,944	5.000%, 12/16/2013	4,813,144
	General Motors Corporation, Term Loan
5,180,000	2.375%, 11/29/2013[c,d]	2,335,299

	Total Consumer Cyclical	7,826,943

Consumer Non-Cyclical (1.4%)
	CHS/Community Health Systems, Inc., Term Loan
162,809	1.801%, 7/25/2014[c,d]	126,747
3,183,391	4.445%, 7/25/2014	2,478,270
	HCA, Inc., Term Loan
7,351,247	3.709%, 11/18/2013	5,736,031

	Total Consumer Non-Cyclical	8,341,048

Technology (0.4%)
	Flextronics Semiconductor, Ltd., Term Loan
2,395,430	6.155%, 10/1/2014	1,509,121
688,342	7.069%, 10/1/2014	532,914

	Total Technology	2,042,035

Utilities (0.8%)
	Energy Future Holdings, Term Loan
6,966,837	5.582%, 10/10/2014	4,801,335

	Total Utilities	4,801,335

	Total Bank Loans (cost $38,180,938)	28,477,533

Principal Amount	Long-Term Fixed Income (87.0%)	Value
Asset-Backed Securities (0.4%)
	Countrywide Home Loans Asset- Backed Securities
2,600,513	0.581%, 1/26/2009[e,f]	2,133,032

	Total Asset-Backed Securities	2,133,032

Basic Materials (7.6%)
	Aleris International, Inc.
2,130,000	9.000%, 12/15/2014[b]	127,800
	Arch Western Finance, LLC
3,535,000	6.750%, 7/1/2013	3,075,450
	Domtar, Inc.
3,520,000	7.125%, 8/15/2015	2,288,000
	Drummond Company, Inc.
2,525,000	7.375%, 2/15/2016[g]	1,224,625
	FMG Finance, Pty., Ltd.
5,735,000	10.625%, 9/1/2016[g]	3,326,300
	Freeport-McMoRan Copper & Gold, Inc.
2,880,000	8.250%, 4/1/2015[h]	2,448,000
4,295,000	8.375%, 4/1/2017	3,521,900
	Georgia-Pacific Corporation
1,640,000	8.125%, 5/15/2011[h]	1,541,600
2,115,000	7.125%, 1/15/2017[g,h]	1,776,600
	Graphic Packaging International Corporation
5,160,000	9.500%, 8/15/2013[h]	3,560,400
	Griffin Coal Mining Company, Pty., Ltd.
3,475,000	9.500%, 12/1/2016[g]	1,164,125
	Jefferson Smurfit Corporation
1,520,000	8.250%, 10/1/2012[b]	258,400
	Momentive Performance Materials, Inc.
2,880,000	9.750%, 12/1/2014	1,224,000
	Mosaic Global Holdings, Inc., Convertible
3,450,000	7.375%, 12/1/2014[g]	2,829,000
	NewPage Corporation
2,430,000	10.000%, 5/1/2012[h]	1,069,200
	Peabody Energy Corporation
5,210,000	6.875%, 3/15/2013	4,936,475
	Rock-Tenn Company
850,000	9.250%, 3/15/2016[i]	790,500
	Ryerson, Inc.
2,300,000	12.000%, 11/1/2015[g]	1,420,250
	Smurfit-Stone Container Enterprises, Inc.
2,160,000	8.000%, 3/15/2017[b,h]	410,400
	Southern Copper Corporation
1,970,000	7.500%, 7/27/2035	1,473,954
	Steel Dynamics, Inc.
5,420,000	7.750%, 4/15/2016[g]	3,753,350
	Terra Capital, Inc.
4,210,000	7.000%, 2/1/2017	3,094,350

	Total Basic Materials	45,314,679

Capital Goods (11.1%)
	Allied Waste North America, Inc.
4,830,000	7.875%, 4/15/2013	4,588,500
	Ashtead Capital, Inc.
1,530,000	9.000%, 8/15/2016[g]	787,950
	Ball Corporation
2,525,000	6.625%, 3/15/2018	2,259,875
	BE Aerospace, Inc.
5,750,000	8.500%, 7/1/2018	5,175,000
	Berry Plastics Holding Corporation
1,800,000	8.875%, 9/15/2014	783,000
	Case New Holland, Inc.
2,900,000	7.125%, 3/1/2014	2,059,000
	Crown Americas, Inc.
2,150,000	7.625%, 11/15/2013	2,128,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (87.0%)	Value
Capital Goods (11.1%) - continued
2,150,000	7.750%, 11/15/2015	2,139,250
	DRS Technologies, Inc.
3,400,000	6.625%, 2/1/2016	3,400,000
	Graham Packaging Company, Inc.
3,515,000	9.875%, 10/15/2014[h]	2,161,725
	L-3 Communications Corporation
5,000,000	6.125%, 1/15/2014[h]	4,537,500
3,970,000	6.375%, 10/15/2015	3,711,950
	Legrand SA
1,150,000	8.500%, 2/15/2025	1,005,938
	Leucadia National Corporation
6,600,000	7.125%, 3/15/2017	4,900,500
	Mueller Water Products, Inc.
1,780,000	7.375%, 6/1/2017	1,210,400
	Norcraft Companies, LP/Norcraft Finance Corporation
2,340,000	9.000%, 11/1/2011	1,989,000
	Owens-Brockway Glass Container, Inc.
1,630,000	8.250%, 5/15/2013	1,605,550
	Owens-Illinois, Inc.
5,750,000	7.800%, 5/15/2018[h]	5,117,500
	Plastipak Holdings, Inc.
3,495,000	8.500%, 12/15/2015[g]	2,341,650
	RBS Global, Inc./Rexnord Corporation
3,125,000	9.500%, 8/1/2014	2,328,125
	Rental Services Corporation
2,400,000	9.500%, 12/1/2014	1,320,000
	SPX Corporation
4,020,000	7.625%, 12/15/2014[g]	3,497,400
	TransDigm, Inc.
6,585,000	7.750%, 7/15/2014	5,399,700
	United Rentals North America, Inc.
2,260,000	6.500%, 2/15/2012	1,785,400

	Total Capital Goods	66,233,413

Commercial Mortgage-Backed Securities (0.3%)
	Greenwich Capital Commercial Funding Corporation
4,000,000	5.867%, 8/10/2017	2,032,164

	Total Commercial Mortgage- Backed Securities	2,032,164

Communications Services (15.6%)
	American Tower Corporation
5,900,000	7.000%, 10/15/2017[g]	5,251,000
	Centennial Communications Corporation
6,950,000	9.633%, 1/1/2009[f]	6,741,500
3,940,000	8.125%, 2/1/2014	3,999,100
	Charter Communications Operating, LLC
5,750,000	8.375%, 4/30/2014[g]	4,398,750
	Citizens Communications Company
4,170,000	9.250%, 5/15/2011	3,961,500
	CSC Holdings, Inc.
3,450,000	8.500%, 6/15/2015[g]	3,036,000
	Dex Media West, LLC/Dex Media West Finance Company
1,310,000	9.875%, 8/15/2013	311,125
	DIRECTV Holdings, LLC
5,780,000	7.625%, 5/15/2016	5,606,600
	EchoStar DBS Corporation
4,220,000	7.125%, 2/1/2016	3,523,700
	Idearc, Inc.
3,605,000	8.000%, 11/15/2016[h]	270,375
	Intelsat Subsidiary Holding Company, Ltd.
7,740,000	8.875%, 1/15/2015[g]	7,043,400
	Intelsat, Ltd.
6,170,000	Zero Coupon, 2/1/2010[g,j]	4,689,200
	Level 3 Financing, Inc.
3,450,000	12.250%, 3/15/2013[h]	2,087,250
	Mediacom, LLC/Mediacom Capital Corporation
5,770,000	9.500%, 1/15/2013	4,356,350
	MetroPCS Wireless, Inc.
4,550,000	9.250%, 11/1/2014[h]	4,072,250
	Nextel Communications, Inc.
1,730,000	6.875%, 10/31/2013	735,250
	NTL Cable plc
5,330,000	9.125%, 8/15/2016	3,944,200
	Quebecor Media, Inc.
3,430,000	7.750%, 3/15/2016	2,315,250
	Qwest Communications International, Inc.
1,270,000	7.500%, 2/15/2014	908,050
	Qwest Corporation
5,530,000	7.875%, 9/1/2011	5,087,600
1,650,000	7.625%, 6/15/2015	1,353,000
	R.H. Donnelley Corporation
4,605,000	6.875%, 1/15/2013[h]	621,675
	Sprint Capital Corporation
1,750,000	8.375%, 3/15/2012	1,400,000
	Time Warner Telecom Holdings, Inc.
5,890,000	9.250%, 2/15/2014	4,829,800
	TL Acquisitions, Inc.
4,890,000	10.500%, 1/15/2015[g]	2,004,900
	Videotron Ltee
5,360,000	6.875%, 1/15/2014	4,743,600
	Videotron, Ltd.
860,000	9.125%, 4/15/2018[g]	799,800
	Virgin Media Finance plc
2,840,000	8.750%, 4/15/2014	2,130,000
	Windstream Corporation
1,270,000	8.625%, 8/1/2016	1,123,950
2,100,000	7.000%, 3/15/2019	1,617,000

	Total Communications Services	92,962,175

Consumer Cyclical (17.0%)
	AutoNation, Inc.
2,840,000	7.000%, 4/15/2014[h]	2,073,200
	Beazer Homes USA, Inc.
1,205,000	8.625%, 5/15/2011[h]	638,650
	Blockbuster, Inc.
3,450,000	9.000%, 9/1/2012[h]	1,673,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (87.0%)	Value
Consumer Cyclical (17.0%) - continued
	Bon-Ton Stores, Inc.
4,600,000	10.250%, 3/15/2014	552,000
	Boyd Gaming Corporation
5,180,000	6.750%, 4/15/2014[h]	3,263,400
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
4,110,000	10.125%, 3/1/2012	2,630,400
	Dollarama Group, LP
1,970,000	8.073%, 6/15/2009[f]	1,250,950
5,760,000	8.875%, 8/15/2012	4,320,000
	Firekeepers Development Authority
6,050,000	13.875%, 5/15/2015[g]	3,751,000
	Fontainebleau Las Vegas Holdings, LLC
6,820,000	10.250%, 6/15/2015[g]	664,950
	Ford Motor Credit Company
2,880,000	7.375%, 10/28/2009	2,529,277
2,880,000	9.750%, 9/15/2010	2,303,983
5,180,000	7.375%, 2/1/2011	3,939,193
2,680,000	7.000%, 10/1/2013	1,851,684
	Gaylord Entertainment Company
2,240,000	6.750%, 11/15/2014	1,388,800
	Group 1 Automotive, Inc.
5,160,000	8.250%, 8/15/2013	3,457,200
	Hanesbrands, Inc.
2,460,000	5.698%, 6/15/2009[f]	1,734,300
	Host Hotels & Resorts, LP
3,460,000	6.875%, 11/1/2014	2,664,200
	KB Home
3,960,000	6.250%, 6/15/2015	2,415,600
	Lear Corporation
5,180,000	8.500%, 12/1/2013	1,605,800
	MGM MIRAGE
6,310,000	13.000%, 11/15/2013[g,h]	6,010,275
2,300,000	7.500%, 6/1/2016[h]	1,457,625
	Mohegan Tribal Gaming Authority
2,850,000	8.000%, 4/1/2012[h]	1,738,500
	Norcraft Holdings, LP/Norcraft Capital Corporation
1,655,000	9.750%, 9/1/2012	1,232,975
	Perry Ellis International, Inc.
2,800,000	8.875%, 9/15/2013	1,680,000
	Pinnacle Entertainment, Inc.
3,450,000	8.250%, 3/15/2012[h]	2,622,000
1,720,000	7.500%, 6/15/2015[h]	997,600
	Pokagon Gaming Authority
4,773,000	10.375%, 6/15/2014[g]	4,104,780
	Pulte Homes, Inc.
1,150,000	7.875%, 8/1/2011	994,750
2,850,000	5.200%, 2/15/2015	1,938,000
	Rite Aid Corporation
6,505,000	8.625%, 3/1/2015[h]	2,244,225
	Sally Holdings, LLC
4,010,000	9.250%, 11/15/2014[h]	3,448,600
	Seminole Hard Rock Entertainment
3,370,000	4.496%, 3/16/2009[f,g]	1,710,275
	Service Corporation International
2,100,000	6.750%, 4/1/2015	1,659,000
	Shingle Springs Tribal Gaming Authority
6,350,000	9.375%, 6/15/2015[g]	3,175,000
	Speedway Motorsports, Inc.
4,465,000	6.750%, 6/1/2013	3,214,800
	Tunica Biloxi Gaming Authority
6,510,000	9.000%, 11/15/2015[i]	5,142,900
	Turning Stone Resort Casino Enterprise
2,000,000	9.125%, 12/15/2010[i]	1,680,000
4,060,000	9.125%, 9/15/2014[i]	3,085,600
	Universal City Development Services
1,730,000	11.750%, 4/1/2010	1,115,850
	Universal City Florida Holding Company I/II
4,855,000	7.943%, 2/1/2009[f]	2,087,650
	Vail Resorts, Inc.
2,360,000	6.750%, 2/15/2014	1,758,200
	Warnaco, Inc.
4,145,000	8.875%, 6/15/2013	3,771,950

	Total Consumer Cyclical	101,578,392

Consumer Non-Cyclical (12.2%)
	Biomet, Inc.
5,900,000	10.000%, 10/15/2017[g,h]	5,664,000
2,310,000	11.625%, 10/15/2017[h]	1,975,050
	Boston Scientific Corporation
6,085,000	5.450%, 6/15/2014	5,172,250
	Community Health Systems, Inc.
4,680,000	8.875%, 7/15/2015	4,305,600
	Constellation Brands, Inc.
4,970,000	7.250%, 9/1/2016[h]	4,696,650
	DaVita, Inc.
5,155,000	7.250%, 3/15/2015	4,897,250
	HCA, Inc.
6,020,000	6.750%, 7/15/2013	3,792,600
3,480,000	9.625%, 11/15/2016	2,714,400
	Jarden Corporation
3,730,000	7.500%, 5/1/2017[h]	2,545,725
	Michael Foods, Inc.
3,240,000	8.000%, 11/15/2013	2,786,400
	Omnicare, Inc.
7,480,000	6.875%, 12/15/2015	6,133,600
	Pinnacle Foods Finance, LLC
3,720,000	9.250%, 4/1/2015[h]	2,399,400
	Select Medical Corporation
1,700,000	8.834%, 3/15/2009[f,h]	884,000
3,945,000	7.625%, 2/1/2015	2,090,850
	Stater Brothers Holdings, Inc.
2,150,000	8.125%, 6/15/2012	1,945,750
	Sun Healthcare Group, Inc.
3,410,000	9.125%, 4/15/2015	2,983,750
	SUPERVALU, Inc.
2,680,000	7.500%, 11/15/2014	2,197,600
	Surgical Care Affiliates, Inc.
3,780,000	8.875%, 7/15/2015[i]	2,305,800
	Tenet Healthcare Corporation
2,500,000	6.375%, 12/1/2011	1,931,250
560,000	6.500%, 6/1/2012	425,600
	Vanguard Health Holding Company II, LLC
4,810,000	9.000%, 10/1/2014	4,016,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (87.0%)	Value
Consumer Non-Cyclical (12.2%) - continued
	Ventas Realty, LP/Ventas Capital Corporation
4,490,000	6.500%, 6/1/2016	3,288,925
	Visant Holding Corporation
4,685,000	10.250%, 12/1/2013	3,466,900

	Total Consumer Non-Cyclical	72,619,700

Energy (5.0%)
	Chesapeake Energy Corporation
2,290,000	7.500%, 9/15/2013	1,969,400
4,150,000	6.250%, 1/15/2018	3,071,000
	Connacher Oil and Gas, Ltd.
3,440,000	10.250%, 12/15/2015[g]	1,376,000
	Denbury Resources, Inc.
3,035,000	7.500%, 12/15/2015	2,154,850
	Forest Oil Corporation
4,130,000	7.250%, 6/15/2019	3,014,900
	Helix Energy Solutions Group, Inc.
3,450,000	9.500%, 1/15/2016[g]	1,828,500
	Hornbeck Offshore Services, Inc.
2,135,000	6.125%, 12/1/2014	1,387,750
	Key Energy Services, Inc.
3,900,000	8.375%, 12/1/2014	2,574,000
	Newfield Exploration Company
3,900,000	6.625%, 4/15/2016	3,100,500
	OPTI Canada, Inc.
1,760,000	8.250%, 12/15/2014	950,400
	PetroHawk Energy Corporation
3,690,000	9.125%, 7/15/2013	2,988,900
	Plains Exploration & Production Company
3,630,000	7.750%, 6/15/2015	2,740,650
	Southwestern Energy Company
3,450,000	7.500%, 2/1/2018[g]	3,018,750

	Total Energy	30,175,600

Financials (3.1%)
	Bank of America Corporation
3,660,000	8.125%, 5/15/2018	2,737,680
	Countrywide Financial Corporation
2,880,000	6.250%, 5/15/2016[h]	2,734,583
	Deluxe Corporation
1,425,000	7.375%, 6/1/2015	855,000
	FTI Consulting, Inc.
2,050,000	7.625%, 6/15/2013	1,775,812
	General Motors Acceptance Corporation, LLC
6,512,000	6.875%, 9/15/2011[g]	5,335,021
	Lender Processing Services, Inc.
720,000	8.125%, 7/1/2016	641,700
	Morgan Stanley
2,900,000	4.233%, 2/17/2009[f]	2,699,311
	Nuveen Investments, Inc.
2,870,000	10.500%, 11/15/2015[g]	634,988
	Rouse Company, LP
2,900,000	3.625%, 3/15/2009	1,203,500

	Total Financials	18,617,595

Technology (3.2%)
	Amkor Technology, Inc.
2,880,000	7.750%, 5/15/2013	1,641,600
	Avago Technologies Finance Pte
650,000	7.703%, 3/2/2009[f]	517,563
4,440,000	10.125%, 12/1/2013	3,379,950
	First Data Corporation
2,870,000	9.875%, 9/24/2015	1,736,350
	Freescale Semiconductor, Inc.
2,900,000	8.875%, 12/15/2014	1,276,000
4,030,000	9.125%, 12/15/2014[h]	926,900
	Nortel Networks, Ltd.
5,740,000	9.003%, 1/15/2009[b,f]	1,435,000
	NXP BV/NXP Funding, LLC
1,600,000	7.503%, 1/15/2009[f]	532,000
4,990,000	9.500%, 10/15/2015	948,100
	Seagate Technology HDD Holdings
4,805,000	6.800%, 10/1/2016	2,498,600
	SunGard Data Systems, Inc.
1,730,000	9.125%, 8/15/2013	1,496,450
4,430,000	10.250%, 8/15/2015[h]	2,923,800

	Total Technology	19,312,313

Transportation (2.8%)
	Continental Airlines, Inc.
2,968,889	7.875%, 7/2/2018	1,662,578
	Delta Air Lines, Inc.
2,670,000	7.920%, 11/18/2010	1,775,550
	Hertz Corporation
1,825,000	8.875%, 1/1/2014	1,122,375
	Kansas City Southern de Mexico SA de CV
3,220,000	7.625%, 12/1/2013	2,640,400
1,130,000	7.375%, 6/1/2014	924,566
	Kansas City Southern Railway Company
580,000	13.000%, 12/15/2013	581,450
	Navios Maritime Holdings, Inc.
3,300,000	9.500%, 12/15/2014	1,831,500
	United Air Lines, Inc.
2,989,794	7.730%, 7/1/2010	2,795,457
	Windsor Petroleum Transport Corporation
3,500,000	7.840%, 1/15/2021[i]	3,414,176

	Total Transportation	16,748,052

Utilities (8.7%)
	AES Corporation
1,616,000	8.750%, 5/15/2013[g]	1,551,360
3,800,000	7.750%, 10/15/2015	3,192,000
3,800,000	8.000%, 10/15/2017	3,116,000
	Copano Energy, LLC
3,990,000	8.125%, 3/1/2016	2,892,750
	Dynegy Holdings, Inc.
2,020,000	6.875%, 4/1/2011	1,767,500
5,035,000	8.375%, 5/1/2016[h]	3,574,850
	Edison Mission Energy
2,230,000	7.500%, 6/15/2013	2,040,450
3,710,000	7.000%, 5/15/2017	3,227,700
3,710,000	7.200%, 5/15/2019	3,042,200
	El Paso Corporation
860,000	12.000%, 12/12/2013[h]	842,800
2,530,000	6.875%, 6/15/2014	2,042,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (87.0%)	Value
Utilities (8.7%) - continued
2,530,000	7.000%, 6/15/2017[h]	1,979,991
	Ferrellgas Partners, LP
3,460,000	6.750%, 5/1/2014[g]	2,387,400
	NRG Energy, Inc.
5,580,000	7.375%, 2/1/2016	5,189,400
	Regency Energy Partners, LP
3,350,000	8.375%, 12/15/2013	2,294,750
	SemGroup, LP
4,890,000	8.750%, 11/15/2015[g,k]	171,150
	Southern Star Central Corporation
2,503,000	6.750%, 3/1/2016	2,077,490
	Texas Competitive Electric Holdings Company, LLC
8,620,000	10.250%, 11/1/2015[g]	6,120,200
	Williams Companies, Inc.
2,940,000	7.625%, 7/15/2019	2,296,875
	Williams Partners, LP
2,400,000	7.250%, 2/1/2017	1,896,000

	Total Utilities	51,703,373

	Total Long-Term Fixed Income (cost $708,722,606)	519,430,488

Shares	Preferred Stock (1.3%)	Value
Financials (1.1%)
3,400	Bank of America Corporation, Convertible, 7.250%	2,210,000
34,340	Citigroup, Inc., Convertible, 6.500%	961,176
86,177	Credit Suisse NY, Convertible, Zero Coupon[l,m]	1,010,856
91,000	Merrill Lynch & Company, Inc., 8.625%	1,799,980
1,381	Preferred Blocker, Inc., 9.000%[g]	434,670

	Total Financials	6,416,682

Utilities (0.2%)
5,040	NRG Energy, Inc., Convertible, 5.750%	1,102,853

	Total Utilities	1,102,853

	Total Preferred Stock (cost $10,683,726)	7,519,535

Shares	Common Stock (<0.1%)	Value
Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[l,n]	0

	Total Consumer Discretionary	0

Materials (<0.1%)
30	Pliant Corporation[b,l,n]	0
80,000	ZSC Specialty Chemical plc, Preferred Stock Warrants[i,l,n]	0
80,000	ZSC Specialty Chemical plc, Stock Warrants[i,l,n]	0

	Total Materials	0

Telecommunications Services (<0.1%)
4,621	XO Holdings, Inc.[l]	762
9,243	XO Holdings, Inc., Class A Stock Warrants[l]	37
6,932	XO Holdings, Inc., Class B Stock Warrants[l]	28
6,932	XO Holdings, Inc., Class C Stock Warrants[l]	2

	Total Telecommunications Services	829

	Total Common Stock (cost $6,566,208)	829

Shares	Collateral Held for Securities Loaned (8.3%)	Value
49,481,715	Thrivent Financial Securities Lending Trust	49,481,715

	Total Collateral Held for Securities Loaned (cost $49,481,715)	49,481,715

Shares or Principal Amount	Short-Term Investments (3.3%)[o]	Value
	Federal Home Loan Bank Discount Notes
10,184,000	0.130%, 1/26/2009	10,183,081
	Federal National Mortgage Association Discount Notes
3,750,000	0.409%, 5/14/2009[p]	3,744,388
6,177,798	Thrivent Money Market Portfolio	6,177,798

	Total Short-Term Investments (at amortized cost)	20,105,267

	Total Investments (cost $833,740,460) 104.7%	$625,015,367

	Other Assets and Liabilities, Net (4.7%)	(27,795,575)

	Total Net Assets 100.0%	$597,219,792

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility as discussed in item 2(U) in the Notes to Financial Statements.

b	Subsequent to December 31, 2008, the company has entered into bankruptcy and the security has decreased in value.

c	All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.

d	Denotes investments purchased on a when-issued or delayed delivery basis.

e	All or a portion of the security is insured or guaranteed.

f	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $97,282,619 or 16.3% of total net assets.

h	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2008

i	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost
Rock-Tenn Company	2/28/2008	$844,050
Surgical Care Affiliates, Inc.	6/21/2007	3,780,000
Tunica Biloxi Gaming Authority	11/8/2005	6,523,209
Turning Stone Resort Casino Enterprise	5/1/2007	2,019,941
Turning Stone Resort Casino Enterprise	9/8/2006	4,117,813
Windsor Petroleum Transport Corporation	4/15/1998	2,874,757
ZSC Specialty Chemical plc, Preferred Stock Warrants	6/24/1999	47,567
ZSC Specialty Chemical plc, Stock Warrants	6/24/1999	111,712

j	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

k	In bankruptcy.

l	Non-income producing security.

m	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

n	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

o	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

p	At December 31, 2008, $3,295,061 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,171,330
Gross unrealized depreciation	(211,252,699)

Net unrealized appreciation (depreciation)	$(209,081,369)
Cost for federal income tax purposes	$834,096,736

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the High Yield Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$61,734,351	$—
Level 2	558,397,362	(1,181,418)
Level 3	4,883,654	—

Totals (Level 1,2,3)	$625,015,367	($1,181,418)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the High Yield Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value December 31, 2007	$2,974,675	$—
Accrued Discounts/Premiums	(9,144)	—
Realized Gain/(Loss)	(22,434)	—
Change in Unrealized Gain/(Loss)	(3,192,501)	—
Net Purchases/Sales	(667,735)	—
Transfers In and/or Out of Level 3	5,800,793	—

Value December 31, 2008	$4,883,654	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2008

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
LCDX, Series 10, 5 Year, at 3.25%; J.P. Morgan Chase and Co.	Sell	6/20/2013	$8,330,000	$583,844	($1,729,124)	($1,181,418)
Total Credit Default Swaps					($1,729,124)	($1,181,418)

1	As the buyer of protection, High Yield Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, High Yield Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments High Yield Portfolio could be required to make as the seller or receive as the buyer of protection.

3	The market value for credit indices (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. In the case when protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$50,560,829	$105,418,575	$149,801,606	6,177,798	$6,177,798	$954,482
Thrivent Financial Securities Lending Trust	93,306,453	331,114,655	374,939,393	49,481,715	49,481,715	496,727
Total Value and Income Earned	143,867,282				55,659,513	1,451,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Bank Loans (4.2%)[a]	Value
Basic Materials (0.4%)
	Graphic Packaging International, Inc., Term Loan
399,908	6.683%, 5/16/2014	298,431

	Total Basic Materials	298,431

Capital Goods (0.4%)
	Owens-Brockway Glass Container, Inc., Term Loan
400,000	2.695%, 6/14/2013	330,000

	Total Capital Goods	330,000

Communications Services (0.9%)
	Charter Communications Operating, LLC, Term Loan
398,995	8.500%, 3/6/2014	312,465
	Windstream Corporation, Term Loan
398,988	6.050%, 7/17/2013	337,743

	Total Communications Services	650,208

Consumer Non-Cyclical (1.3%)
	CHS/Community Health Systems, Inc., Term Loan
19,462	1.801%, 7/25/2014[b,c]	15,151
380,538	4.445%, 7/25/2014	296,249
	Constellation Brands, Inc., Term Loan
400,000	3.511%, 6/5/2013	353,200
	HCA, Inc., Term Loan
398,982	3.709%, 11/18/2013	311,318

	Total Consumer Non-Cyclical	975,918

Utilities (1.2%)
	Energy Future Holdings, Term Loan
797,980	5.582%, 10/10/2014	549,944
	NRG Energy, Inc., Term Loan
267,539	2.675%, 2/1/2013	233,093
131,666	2.959%, 2/1/2013	114,714

	Total Utilities	897,751

	Total Bank Loans (cost $3,324,450)	3,152,308

Principal Amount	Long-Term Fixed Income (65.6%)	Value
Asset-Backed Securities (5.8%)
	Americredit Automobile Receivables Trust
1,000,000	5.490%, 7/6/2012[d]	940,931
	GAMUT Reinsurance, Ltd.
650,000	10.465%, 2/2/2009[e,f]	590,135
250,000	18.465%, 2/2/2009[e,f]	190,000
	GMAC Mortgage Corporation Loan Trust
675,000	6.180%, 5/25/2036[d]	536,113
	Merna Re, Ltd.
400,000	4.209%, 3/30/2009[e,f]	360,960
400,000	3.209%, 3/31/2009[e,f]	361,160
	Residential Asset Mortgage Products, Inc.
1,138,873	4.547%, 12/25/2034	787,595
	Residential Funding Mortgage Securities
617,065	4.470%, 7/25/2018[d]	563,091

	Total Asset-Backed Securities	4,329,985

Basic Materials (2.6%)
	Airgas, Inc.
100,000	7.125%, 10/1/2018[e]	85,500
	Aleris International, Inc.
110,000	9.000%, 12/15/2014[g]	6,600
	Arch Western Finance, LLC
160,000	6.750%, 7/1/2013	139,200
	Cascades, Inc.
100,000	7.250%, 2/15/2013	51,000
	Chemtura Corporation
160,000	6.875%, 6/1/2016	81,600
	Domtar, Inc.
130,000	7.125%, 8/15/2015	84,500
	Drummond Company, Inc.
130,000	7.375%, 2/15/2016[e]	63,050
	FMG Finance, Pty., Ltd.
230,000	10.625%, 9/1/2016[e]	133,400
	Georgia-Pacific Corporation
90,000	8.125%, 5/15/2011[h]	84,600
340,000	7.125%, 1/15/2017[e]	285,600
	Graphic Packaging International Corporation
110,000	9.500%, 8/15/2013	75,900
	Griffin Coal Mining Company, Pty., Ltd.
240,000	9.500%, 12/1/2016[e]	80,400
	Invista
110,000	9.250%, 5/1/2012[e]	77,000
	Jefferson Smurfit Corporation
80,000	8.250%, 10/1/2012[g]	13,600
	Nalco Company
205,000	8.875%, 11/15/2013	173,225
	NOVA Chemicals Corporation
100,000	6.500%, 1/15/2012	41,500
	Novelis, Inc.
220,000	7.250%, 2/15/2015	127,600
	Peabody Energy Corporation
200,000	5.875%, 4/15/2016	170,000
	Smurfit-Stone Container Enterprises, Inc.
160,000	8.000%, 3/15/2017[g,h]	30,400
	Terra Capital, Inc.
120,000	7.000%, 2/1/2017	88,200
	Vedanta Resources plc
105,000	8.750%, 1/15/2014[e]	63,000

	Total Basic Materials	1,955,875

Capital Goods (4.5%)
	Alliant Tech Systems, Convertible
350,000	2.750%, 9/15/2011	343,875
	Allied Waste North America, Inc.
440,000	6.875%, 6/1/2017	409,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (65.6%)	Value
Capital Goods (4.5%) - continued
	BE Aerospace, Inc.
100,000	8.500%, 7/1/2018	90,000
	Bombardier, Inc.
160,000	6.750%, 5/1/2012[e]	142,000
	Case New Holland, Inc.
210,000	7.125%, 3/1/2014	149,100
	Crown Americas, Inc.
100,000	7.625%, 11/15/2013	99,000
100,000	7.750%, 11/15/2015	99,500
	L-3 Communications Corporation
330,000	5.875%, 1/15/2015	297,000
	Legrand SA
100,000	8.500%, 2/15/2025	87,473
	Leucadia National Corporation
360,000	7.125%, 3/15/2017	267,300
	Mueller Water Products, Inc.
140,000	7.375%, 6/1/2017	95,200
	Owens Corning, Inc.
185,000	6.500%, 12/1/2016	133,978
	Owens-Brockway Glass Container, Inc.
70,000	8.250%, 5/15/2013	68,950
	Owens-Illinois, Inc.
210,000	7.500%, 5/15/2010	207,900
	RBS Global, Inc./Rexnord Corporation
210,000	9.500%, 8/1/2014	156,450
	SPX Corporation
205,000	7.625%, 12/15/2014[e]	178,350
	Terex Corporation
205,000	8.000%, 11/15/2017	174,250
	Texas Industries, Inc.
100,000	7.250%, 7/15/2013[e]	77,250
	TransDigm, Inc.
110,000	7.750%, 7/15/2014	90,200
	United Rentals North America, Inc.
270,000	7.000%, 2/15/2014	164,700
	USG Corporation
120,000	8.000%, 1/15/2018	75,900

	Total Capital Goods	3,407,576

Collateralized Mortgage Obligations (12.2%)
	Bear Stearns Adjustable Rate Mortgage Trust
1,412,390	4.625%, 8/25/2010[f]	1,080,995
	Citigroup Mortgage Loan Trust, Inc.
879,831	5.500%, 11/25/2035	555,168
	Citimortgage Alternative Loan Trust
1,121,709	5.750%, 4/25/2037	641,755
	Countrywide Alternative Loan Trust
565,498	6.000%, 1/25/2037	386,668
	Deutsche Alt-A Securities, Inc.
1,683,483	3.026%, 1/1/2009[f]	719,950
535,140	5.500%, 10/25/2021	390,485
	First Horizon ABS Trust
826,164	5.848%, 8/25/2037	551,018
	J.P. Morgan Alternative Loan Trust
374,743	0.541%, 1/25/2009[f]	330,157
	J.P. Morgan Mortgage Trust
427,833	6.500%, 1/25/2035	294,536
879,771	6.040%, 10/25/2036	613,580
	MASTR Alternative Loans Trust
1,097,669	6.500%, 5/25/2034	920,328
465,157	6.500%, 7/25/2034	399,308
	Washington Mutual Alternative Loan Trust
1,312,581	3.006%, 1/1/2009[f]	481,380
	Washington Mutual Mortgage Pass-Through Certificates
977,456	5.871%, 8/25/2046	837,259
	Wells Fargo Mortgage Backed Securities Trust
1,812,095	6.030%, 9/25/2036	405,301
908,366	6.000%, 7/25/2037	589,870

	Total Collateralized Mortgage Obligations	9,197,758

Commercial Mortgage-Backed Securities (5.0%)
	Commercial Mortgage Pass- Through Certificates
2,000,000	1.375%, 1/15/2009[f,i]	1,194,976
	Greenwich Capital Commercial Funding Corporation
750,000	5.867%, 8/10/2017	381,031
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,250,000	5.336%, 5/15/2047	937,721
	Wachovia Bank Commercial Mortgage Trust
2,000,000	1.315%, 1/15/2009[f,i]	1,253,561

	Total Commercial Mortgage- Backed Securities	3,767,289

Communications Services (6.4%)
	American Tower Corporation
70,000	7.000%, 10/15/2017[e,h]	62,300
	Centennial Communications Corporation
120,000	8.125%, 2/1/2014	121,800
	Charter Communications Operating, LLC
100,000	8.000%, 4/30/2012[e]	82,000
200,000	8.375%, 4/30/2014[e]	153,000
	Cincinnati Bell, Inc.
205,000	7.250%, 7/15/2013	180,400
	Cricket Communications, Inc.
205,000	9.375%, 11/1/2014	184,500
	CSC Holdings, Inc.
450,000	7.625%, 4/1/2011	424,125
	Dex Media West, LLC/Dex Media West Finance Company
100,000	8.500%, 8/15/2010	60,500
70,000	9.875%, 8/15/2013	16,625
	DIRECTV Holdings, LLC
165,000	6.375%, 6/15/2015	152,213

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (65.6%)	Value
Communications Services (6.4%) - continued
210,000	7.625%, 5/15/2016	203,700
	EchoStar DBS Corporation
215,000	6.625%, 10/1/2014	179,525
	Intelsat Subsidiary Holding Company, Ltd.
160,000	8.500%, 1/15/2013[e]	148,000
205,000	8.875%, 1/15/2015[e]	186,550
	Interpublic Group of Companies, Inc.
205,000	6.250%, 11/15/2014	91,225
	Lamar Media Corporation
100,000	7.250%, 1/1/2013[h]	79,750
90,000	6.625%, 8/15/2015	65,025
	Liberty Media Corporation
220,000	5.700%, 5/15/2013	144,227
	Liberty Media Corporation, Convertible
400,000	3.125%, 3/30/2023	287,000
	Mediacom Broadband, LLC
210,000	8.500%, 10/15/2015	136,762
	News America, Inc.
200,000	6.650%, 11/15/2037	197,952
	Nextel Communications, Inc.
100,000	7.375%, 8/1/2015	42,000
	NTL Cable plc
170,000	9.125%, 8/15/2016	125,800
	Quebecor Media, Inc.
250,000	7.750%, 3/15/2016	168,750
	Qwest Communications International, Inc.
200,000	7.250%, 2/15/2011	174,000
	Qwest Corporation
250,000	7.875%, 9/1/2011	230,000
	R.H. Donnelley Corporation
200,000	6.875%, 1/15/2013	27,000
200,000	8.875%, 10/15/2017	30,000
	R.H. Donnelley, Inc.
4,000	11.750%, 5/15/2015[e]	980
	Sprint Capital Corporation
210,000	8.375%, 3/15/2012	168,000
	Sprint Nextel Corporation
145,000	6.000%, 12/1/2016	102,225
	Time Warner Cable, Inc.
200,000	5.850%, 5/1/2017	182,711
	Videotron Ltee
210,000	6.875%, 1/15/2014	185,850
	Windstream Corporation
200,000	8.625%, 8/1/2016	177,000

	Total Communications Services	4,771,495

Consumer Cyclical (5.9%)
	AutoNation, Inc.
100,000	7.000%, 4/15/2014[h]	73,000
	Beazer Homes USA, Inc.
240,000	8.625%, 5/15/2011	127,200
	Best Buy Company, Inc., Convertible
300,000	2.250%, 1/15/2022	267,750
	Centex Corporation
400,000	7.500%, 1/15/2012	324,000
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
180,000	10.125%, 3/1/2012	115,200
	Corrections Corporation of America
230,000	6.250%, 3/15/2013	213,900
	D.R. Horton, Inc.
200,000	6.500%, 4/15/2016	126,000
	Dollarama Group, LP
102,000	8.073%, 6/15/2009[f]	64,770
180,000	8.875%, 8/15/2012	135,000
	Ford Motor Credit Company
165,000	7.375%, 10/28/2009	144,906
130,000	7.000%, 10/1/2013	89,821
90,000	8.000%, 12/15/2016	58,623
	Goodyear Tire & Rubber Company
100,000	8.625%, 12/1/2011	83,000
	Host Hotels & Resorts, LP
330,000	6.375%, 3/15/2015	245,850
	KB Home
220,000	6.250%, 6/15/2015	134,200
	Lear Corporation
205,000	8.500%, 12/1/2013	63,550
	Levi Strauss & Company
100,000	9.750%, 1/15/2015	74,000
	MGM MIRAGE
230,000	13.000%, 11/15/2013[e,h]	219,075
205,000	6.625%, 7/15/2015[h]	125,050
	Pinnacle Entertainment, Inc.
210,000	8.250%, 3/15/2012	159,600
	Pokagon Gaming Authority
196,000	10.375%, 6/15/2014[e]	168,560
	Pulte Homes, Inc.
305,000	7.875%, 8/1/2011	263,825
	Rite Aid Corporation
100,000	10.375%, 7/15/2016	73,500
160,000	7.500%, 3/1/2017	104,000
	Royal Caribbean Cruises, Ltd.
120,000	7.250%, 6/15/2016	65,400
	Service Corporation International
130,000	6.750%, 4/1/2015	102,700
	Tenneco, Inc.
220,000	8.125%, 11/15/2015	101,200
	TRW Automotive, Inc.
100,000	7.000%, 3/15/2014[e,h]	53,000
	Tunica Biloxi Gaming Authority
260,000	9.000%, 11/15/2015[i]	205,400
	Turning Stone Resort Casino Enterprise
130,000	9.125%, 9/15/2014[i]	98,800
	Universal City Florida Holding Company I/II
180,000	7.943%, 2/1/2009[f]	77,400
	Warnaco, Inc.
150,000	8.875%, 6/15/2013	136,500
	Wynn Las Vegas Capital Corporation
210,000	6.625%, 12/1/2014	158,550

	Total Consumer Cyclical	4,453,330

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (65.6%)	Value
Consumer Non-Cyclical (7.0%)
	Amgen, Inc., Convertible
300,000	0.375%, 2/1/2013	285,375
	Aramark Corporation
200,000	8.500%, 2/1/2015	181,000
	Biomet, Inc.
310,000	10.000%, 10/15/2017[e]	297,600
	Boston Scientific Corporation
365,000	5.450%, 6/15/2014	310,250
	Community Health Systems, Inc.
280,000	8.875%, 7/15/2015	257,600
	Constellation Brands, Inc.
205,000	7.250%, 9/1/2016	193,725
	Coventry Health Care, Inc.
200,000	5.950%, 3/15/2017	104,269
	DaVita, Inc.
210,000	6.625%, 3/15/2013	199,500
	Dean Foods Company
100,000	7.000%, 6/1/2016	85,000
	Del Monte Corporation
100,000	8.625%, 12/15/2012	97,000
	Fisher Scientific International, Inc. Convertible
200,000	3.250%, 3/1/2024	224,250
	FMC Finance III SA
200,000	6.875%, 7/15/2017	187,000
	HCA, Inc.
380,000	9.250%, 11/15/2016	348,650
	Invitrogen Corporation, Convertible
300,000	2.000%, 8/1/2023	280,875
	Jarden Corporation
190,000	7.500%, 5/1/2017	129,675
	Medtronic, Inc., Convertible
300,000	1.625%, 4/15/2013	264,750
	Michael Foods, Inc.
160,000	8.000%, 11/15/2013	137,600
	Omega Healthcare Investors, Inc.
100,000	7.000%, 4/1/2014	81,000
	Omnicare, Inc.
200,000	6.875%, 12/15/2015	164,000
	Smithfield Foods, Inc.
100,000	7.000%, 8/1/2011	71,000
	Stater Brothers Holdings, Inc.
210,000	8.125%, 6/15/2012	190,050
	SUPERVALU, Inc.
340,000	7.500%, 11/15/2014	278,800
	Tenet Healthcare Corporation
200,000	6.500%, 6/1/2012	152,000
200,000	7.375%, 2/1/2013	142,500
	Teva Pharmaceutical Finance Company, Convertible
300,000	1.750%, 2/1/2026	329,625
	Tyson Foods, Inc.
200,000	7.350%, 4/1/2016	148,000
	Visant Corporation
100,000	7.625%, 10/1/2012	82,000

	Total Consumer Non-Cyclical	5,223,094

Energy (3.9%)
	Cameron International Corporation, Convertible
300,000	2.500%, 6/15/2026	296,250
	Chesapeake Energy Corporation
320,000	6.375%, 6/15/2015	252,800
140,000	6.250%, 1/15/2018	103,600
	Chesapeake Energy Corporation, Convertible
300,000	2.750%, 11/15/2035	189,375
	Cie Generale de Geophysique Veritas
200,000	7.500%, 5/15/2015	124,000
	Connacher Oil and Gas, Ltd.
220,000	10.250%, 12/15/2015[e]	88,000
	Denbury Resources, Inc.
155,000	7.500%, 12/15/2015	110,050
	Forest Oil Corporation
210,000	7.250%, 6/15/2019	153,300
	Hornbeck Offshore Services, Inc.
130,000	6.125%, 12/1/2014	84,500
	Newfield Exploration Company
135,000	6.625%, 4/15/2016	107,325
	OPTI Canada, Inc.
190,000	8.250%, 12/15/2014	102,600
	PetroHawk Energy Corporation
200,000	9.125%, 7/15/2013	162,000
	Petroplus Finance, Ltd.
140,000	7.000%, 5/1/2017[e]	85,400
	Pioneer Natural Resources Company
200,000	6.650%, 3/15/2017	142,720
	Plains Exploration & Production Company
220,000	7.750%, 6/15/2015	166,100
	PNM Resources, Inc.
100,000	9.250%, 5/15/2015	79,500
	Pride International, Inc.
95,000	7.375%, 7/15/2014	88,350
	Sandridge Energy, Inc.
205,000	8.000%, 6/1/2018[e]	113,775
	Tesoro Corporation
200,000	6.625%, 11/1/2015	116,000
	Transocean, Inc., Convertible
240,000	1.500%, 12/15/2037	194,400
	Whiting Petroleum Corporation
205,000	7.000%, 2/1/2014	144,525

	Total Energy	2,904,570

Financials (4.0%)
	AXA SA
200,000	6.463%, 12/14/2018[e]	87,366
	Bank of America Corporation
80,000	8.000%, 1/30/2018	57,543
	BBVA Bancomer SA
200,000	6.008%, 5/17/2022[e]	133,063
	Deluxe Corporation
100,000	5.125%, 10/1/2014	45,000
	Fairfax Financial Holdings, Ltd.
100,000	7.750%, 6/15/2017	76,000
	General Motors Acceptance Corporation, LLC
205,000	6.875%, 9/15/2011[e]	167,948
129,000	6.875%, 8/28/2012[e]	99,018
	J.P. Morgan Chase Capital XX
440,000	6.550%, 9/29/2036	371,927

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (65.6%)	Value
Financials (4.0%) - continued
	Lehman Brothers Holdings, Inc.
400,000	7.000%, 9/27/2027[j]	38,000
	Lincoln National Corporation
630,000	7.000%, 5/17/2066	264,600
	MetLife, Inc.
50,000	7.875%, 12/15/2037[e]	31,368
	Mitsubishi UFG Capital Finance, Ltd.
200,000	6.346%, 7/25/2016	139,345
	Nuveen Investments, Inc.
100,000	10.500%, 11/15/2015[e]	22,125
	ProLogis Trust
210,000	5.625%, 11/15/2016	100,725
	Prudential Financial, Inc.
85,000	8.875%, 6/15/2038	54,759
	Rabobank Capital Funding Trust
420,000	5.254%, 10/21/2016[e]	230,275
	Rouse Company, LP
210,000	3.625%, 3/15/2009	87,150
105,000	6.750%, 5/1/2013[e]	37,800
	Royal Bank of Scotland Group plc
420,000	6.990%, 10/5/2017[e]	196,365
	Swiss RE Capital I, LP
420,000	6.854%, 5/25/2016[e]	133,583
	Wachovia Capital Trust III
420,000	5.800%, 3/15/2011	247,800
	Wells Fargo Capital XIII
440,000	7.700%, 3/26/2013	363,137

	Total Financials	2,984,897

Technology (2.3%)
	Amkor Technology, Inc.
100,000	7.750%, 5/15/2013	57,000
	Avago Technologies Finance Pte
26,000	7.703%, 3/2/2009[f]	20,703
130,000	10.125%, 12/1/2013	98,962
	EMC Corporation, Convertible
250,000	1.750%, 12/1/2013	233,750
	Flextronics International, Ltd.
170,000	6.250%, 11/15/2014	126,650
	Freescale Semiconductor, Inc.
310,000	8.875%, 12/15/2014	136,400
	Intel Corporation, Convertible
400,000	2.950%, 12/15/2035	346,500
	Iron Mountain, Inc.
205,000	7.750%, 1/15/2015	183,987
	NXP BV/NXP Funding, LLC
80,000	7.503%, 1/15/2009[f]	26,600
	Sanmina-SCI Corporation
160,000	6.750%, 3/1/2013[h]	68,800
	Seagate Technology HDD Holdings
230,000	6.800%, 10/1/2016	119,600
	Sungard Data Systems, Inc.
330,000	4.875%, 1/15/2014	227,700
	Unisys Corporation
210,000	8.000%, 10/15/2012	58,800

	Total Technology	1,705,452

Transportation (1.0%)
	Avis Budget Car Rental, LLC
105,000	7.750%, 5/15/2016[h]	30,450
	Continental Airlines, Inc.
191,770	7.875%, 7/2/2018	107,391
	Delta Air Lines, Inc.
140,000	7.920%, 11/18/2010	93,100
	Hertz Corporation
270,000	8.875%, 1/1/2014	166,050
	Kansas City Southern de Mexico SA de CV
150,000	7.625%, 12/1/2013	123,000
	Piper Jaffray Equipment Trust Securities
312,671	6.750%, 4/1/2011[i]	223,560

	Total Transportation	743,551

Utilities (5.0%)
	AES Corporation
430,000	7.750%, 10/15/2015	361,200
	AmeriGas Partners, LP
100,000	7.250%, 5/20/2015	81,500
	Dynegy Holdings, Inc.
110,000	6.875%, 4/1/2011	96,250
120,000	8.375%, 5/1/2016	85,200
100,000	7.750%, 6/1/2019	69,000
	Edison Mission Energy
130,000	7.750%, 6/15/2016	115,700
200,000	7.000%, 5/15/2017	174,000
	El Paso Corporation
100,000	12.000%, 12/12/2013	98,000
250,000	6.875%, 6/15/2014	201,829
	Energy Future Holdings Corporation
210,000	10.875%, 11/1/2017[e]	149,100
	Enterprise Products Operating, LP
700,000	7.034%, 1/15/2068	329,000
	Exelon Corporation
410,000	4.900%, 6/15/2015	336,130
	Illinois Power Company
160,000	6.125%, 11/15/2017	143,539
	Intergen NV
200,000	9.000%, 6/30/2017[e]	164,000
	Kinder Morgan Finance Company ulc
120,000	5.700%, 1/5/2016	89,400
	Mirant North America, LLC
170,000	7.375%, 12/31/2013	163,200
	NRG Energy, Inc.
320,000	7.375%, 2/1/2016	297,600
	Pacific Energy Partners, LP/Pacific Energy Finance Corporation
110,000	7.125%, 6/15/2014	96,078
	Regency Energy Partners, LP
100,000	8.375%, 12/15/2013	68,500
	Reliant Energy, Inc.
105,000	6.750%, 12/15/2014	94,500
200,000	7.875%, 6/15/2017	162,000
	Sabine Pass LNG, LP
205,000	7.500%, 11/30/2016	147,600
	SemGroup, LP
150,000	8.750%, 11/15/2015[e,j]	5,250
	Southern Star Central Corporation
110,000	6.750%, 3/1/2016	91,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (65.6%)	Value
Utilities (5.0%) - continued
	Southern Union Company
200,000	7.200%, 11/1/2066	69,000
	Williams Partners, LP
120,000	7.250%, 2/1/2017	94,800

	Total Utilities	3,783,676

	Total Long-Term Fixed Income (cost $64,734,710)	49,228,548

Shares	Common Stock (24.1%)	Value
Consumer Discretionary (1.5%)
1,900	Black & Decker Corporation	79,439
8,600	CBS Corporation	70,434
8,600	Gannett Company, Inc.[h]	68,800
2,400	Genuine Parts Company	90,864
5,500	Home Depot, Inc.	126,610
3,600	Johnson Controls, Inc.	65,376
5,900	KB Home[h]	80,358
3,500	Mattel, Inc.	56,000
2,500	McDonald’s Corporation	155,475
6,900	Men’s Wearhouse, Inc.	93,426
2,100	NIKE, Inc.	107,100
1,500	VF Corporation	82,155
2,800	Walt Disney Company	63,532

	Total Consumer Discretionary	1,139,569

Consumer Staples (2.5%)
6,300	Altria Group, Inc.	94,878
3,600	Coca-Cola Company	162,972
1,300	Colgate-Palmolive Company	89,102
3,000	ConAgra Foods, Inc.	49,500
1,800	Costco Wholesale Corporation	94,500
3,300	CVS/Caremark Corporation	94,842
1,200	Diageo plc ADR	68,088
2,700	General Mills, Inc.	164,025
2,400	Kimberly-Clark Corporation	126,576
5,000	Kraft Foods, Inc.	134,250
1,700	Lorillard, Inc.	95,795
2,800	McCormick & Company, Inc.	89,208
1,600	Molson Coors Brewing Company	78,272
4,100	Philip Morris International, Inc.	178,391
3,237	Procter & Gamble Company	200,111
3,300	Wal-Mart Stores, Inc.	184,998

	Total Consumer Staples	1,905,508

Energy (3.3%)
1,100	Apache Corporation	81,983
2,400	BP plc ADR	112,176
5,400	Chevron Corporation	399,438
4,900	ConocoPhillips	253,820
1,200	Devon Energy Corporation	78,852
5,400	Exxon Mobil Corporation	431,082
3,900	Halliburton Company	70,902
22,530	Kayne Anderson MLP Investment Company	367,239
5,500	Marathon Oil Corporation	150,480
2,000	Occidental Petroleum Corporation	119,980
12,000	Precision Drilling Corporation[h]	100,680
2,300	Royal Dutch Shell plc ADR	121,762
2,300	Total SA ADR	127,190
3,300	Valero Energy Corporation	71,412

	Total Energy	2,486,996

Financials (6.8%)
1,400	Acadia Realty Trust	19,978
800	ACE, Ltd.	42,336
1,900	AFLAC, Inc.	87,096
700	Alexandria Real Estate Equities, Inc.	42,238
1,500	AMB Property Corporation	35,130
1,000	American Campus Communities, Inc.	20,480
786	Apartment Investment & Management Company	9,078
1,200	AvalonBay Communities, Inc.	72,696
11,600	Bank of America Corporation	163,328
5,200	Bank of New York Mellon Corporation	147,316
3,700	BB&T Corporation[h]	101,602
1,100	BioMed Realty Trust, Inc.	12,892
1,700	Boston Properties, Inc.	93,500
1,200	Brandywine Realty Trust	9,252
700	BRE Properties, Inc.	19,586
700	Brookfield Asset Management, Inc.	10,689
2,900	Brookfield Properties Corporation	22,417
900	Camden Property Trust	28,206
1,500	Chubb Corporation	76,500
9,800	Citigroup, Inc.	65,758
1,500	Colonial Properties Trust	12,495
900	Corporate Office Properties Trust[h]	27,630
600	Cullen/Frost Bankers, Inc.	30,408
3,400	DCT Industrial Trust, Inc.	17,204
2,000	DiamondRock Hospitality Company	10,140
1,400	Digital Realty Trust, Inc.[h]	45,990
1,400	Douglas Emmett, Inc.	18,284
1,000	Duke Realty Corporation	10,960
600	Entertainment Properties Trust	17,880
3,000	Equity Residential REIT	89,460
600	Essex Property Trust, Inc.	46,050
1,500	Everest Re Group, Ltd.	114,210
1,400	Extra Space Storage, Inc.	14,448
1,200	Federal Realty Investment Trust	74,496
32,726	Fiduciary/Claymore MLP Opportunity Fund	406,457
1,200	Forest City Enterprises	8,040
4,400	Glacier Bancorp, Inc.[h]	83,688
600	Goldman Sachs Group, Inc.	50,634
2,000	Health Care Property Investors, Inc.	55,540
900	Health Care REIT, Inc.	37,980
600	Healthcare Realty Trust, Inc.	14,088
600	Highwoods Properties, Inc.	16,416
500	Home Properties, Inc.	20,300
6,400	Host Hotels & Resorts, Inc.[h]	48,448
4,700	Hudson City Bancorp, Inc.	75,012
4,600	iShares S&P U.S. Preferred Stock Index Fund[h]	134,366
8,300	J.P. Morgan Chase & Company	261,699
6,200	KeyCorp	52,824
600	Kilroy Realty Corporation	20,076
2,822	Kimco Realty Corporation	51,586
900	LaSalle Hotel Properties	9,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (24.1%)	Value
Financials (6.8%) - continued
1,200	Liberty Property Trust	27,396
5,800	Lincoln National Corporation	109,272
1,200	Macerich Company[h]	21,792
1,000	Mack-Cali Realty Corporation	24,500
2,100	MetLife, Inc.	73,206
400	Mid-America Apartment Communities, Inc.[h]	14,864
1,400	National Retail Properties, Inc.[h]	24,066
1,400	Nationwide Health Properties, Inc.[h]	40,208
5,600	Old Republic International Corporation	66,752
1,000	Omega Healthcare Investors, Inc.	15,970
1,800	One Liberty Properties, Inc.	15,840
1,500	People’s United Financial, Inc.	26,745
400	Plum Creek Timber Company, Inc.	13,896
700	PNC Financial Services Group, Inc.	34,300
900	Post Properties, Inc.	14,850
4,400	PowerShares Preferred Portfolio	54,692
4,700	ProLogis Trust	65,283
1,556	Public Storage, Inc.	123,702
1,300	Regency Centers Corporation	60,710
4,600	Regions Financial Corporation	36,616
1,500	Senior Housing Property Trust	26,880
3,200	Simon Property Group, Inc.	170,016
1,035	SL Green Realty Corporation[h]	26,807
4,900	SPDR DJ Wilshire International Real Estate ETF	132,692
2,600	T. Rowe Price Group, Inc.	92,144
700	Tanger Factory Outlet Centers, Inc.[h]	26,334
1,100	Taubman Centers, Inc.	28,006
9,528	Tortoise North American Energy Corporation	101,664
1,500	Travelers Companies, Inc.	67,800
7,500	U.S. Bancorp	187,575
1,000	UDR, Inc.	13,790
2,100	Ventas, Inc.	70,497
1,800	Vornado Realty Trust	108,630
500	Weingarten Realty Investors[h]	10,345
7,600	Wells Fargo & Company	224,048

	Total Financials	5,108,720

Health Care (2.6%)
4,400	Abbott Laboratories	234,828
2,200	AstraZeneca plc	90,266
1,700	Baxter International, Inc.	91,103
7,300	Bristol-Myers Squibb Company	169,725
4,700	CIGNA Corporation	79,195
2,900	Eli Lilly and Company	116,783
4,100	Johnson & Johnson	245,303
2,000	McKesson Corporation	77,460
2,600	Medtronic, Inc.	81,692
4,200	Merck & Company, Inc.	127,680
14,900	Pfizer, Inc.	263,879
2,800	Sanofi-Aventis ADR	90,048
1,100	Teva Pharmaceutical Industries, Ltd. ADR	46,827
3,100	UnitedHealth Group, Inc.	82,460
3,700	Wyeth	138,787

	Total Health Care	1,936,036

Industrials (2.1%)
2,000	3M Company	115,080
2,800	Boeing Company	119,476
2,900	Caterpillar, Inc.	129,543
2,000	Danaher Corporation	113,220
3,600	Emerson Electric Company	131,796
1,700	General Dynamics Corporation	97,903
14,100	General Electric Company	228,420
1,900	Hubbell, Inc.	62,092
1,400	Illinois Tool Works, Inc.	49,070
5,400	Masco Corporation	60,102
4,200	Republic Services, Inc.	104,118
5,700	Trinity Industries, Inc.	89,832
3,800	Tyco International, Ltd.	82,080
2,300	United Technologies Corporation	123,280
2,700	Waste Management, Inc.	89,478

	Total Industrials	1,595,490

Information Technology (1.8%)
4,000	Accenture, Ltd.	131,160
5,100	Automatic Data Processing, Inc.	200,634
3,400	Broadcom Corporation[k]	57,698
4,200	Hewlett-Packard Company	152,418
9,300	Intel Corporation	136,338
2,300	International Business Machines Corporation	193,568
2,900	Microchip Technology, Inc.[h]	56,637
5,400	Microsoft Corporation	104,976
11,900	Motorola, Inc.	52,717
5,500	Nokia Oyj ADR	85,800
4,400	Paychex, Inc.	115,632
4,900	SanDisk Corporation[k]	47,040

	Total Information Technology	1,334,618

Materials (0.8%)
1,000	Air Products and Chemicals, Inc.	50,270
2,900	Bemis Company, Inc.	68,672
3,200	Dow Chemical Company	48,288
4,500	E.I. du Pont de Nemours and Company	113,850
1,100	Vulcan Materials Company[h]	76,538
12,600	Wausau Paper Corporation	144,144
200	Weyerhaeuser Company	6,122
5,700	Worthington Industries, Inc.[h]	62,814

	Total Materials	570,698

Telecommunications Services (1.4%)
1,800	America Movil SA de CV ADR	55,782
14,000	AT&T, Inc.	399,000
1,500	CenturyTel, Inc.[h]	40,995
24,800	Qwest Communications International, Inc.[h]	90,272
2,800	Shenandoah Telecommunications Company	78,540
6,700	Verizon Communications, Inc.	227,130
3,500	Vodafone Group plc ADR	71,540
10,300	Windstream Corporation	94,760

	Total Telecommunications Services	1,058,019

Utilities (1.3%)
3,000	Atmos Energy Corporation	71,100
6,900	Black Hills Corporation	186,024
1,000	Entergy Corporation	83,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Shares	Common Stock (24.1%)	Value
Utilities (1.3%) - continued
1,500	FirstEnergy Corporation	72,870
1,900	FPL Group, Inc.	95,627
17,400	Korea Electric Power Corporation ADR	202,014
9,800	PNM Resources, Inc.	98,784
2,600	Progress Energy, Inc.	103,610
1,100	Southern Company	40,700

	Total Utilities	953,859

	Total Common Stock (cost $24,188,511)	18,089,513

Shares	Preferred Stock (1.9%)	Value
Basic Materials (0.4%)
6,000	Freeport-McMoran Copper & Gold, Inc., Convertible, 6.750%	284,700

	Total Basic Materials	284,700

Consumer Staples (0.5%)
10,000	Archer-Daniels-Midland Company, Convertible, 6.250%	379,000

	Total Consumer Staples	379,000

Financials (0.9%)
8,442	Allegro Investment Corporation SA, Reverse Convertible, 20.000%[e,k,l]	283,557
2,600	Merrill Lynch & Company, Inc., 8.625%	51,428
22,000	MetLife, Inc., Convertible, 6.375%	226,600
70	Preferred Blocker, Inc., 9.000%[e]	22,032
2,600	U.S. Bancorp, 7.875%	69,420

	Total Financials	653,037

U.S. Government (<0.1%)
2,600	Federal National Mortgage Association, 8.250%	2,158

	Total U.S. Government	2,158

Utilities (0.1%)
2,600	Xcel Energy, Inc., 7.600%	64,818

	Total Utilities	64,818

	Total Preferred Stock (cost $1,428,943)	1,383,713

Shares	Collateral Held for Securities Loaned (2.2%)	Value
1,642,478	Thrivent Financial Securities Lending Trust	1,642,478

	Total Collateral Held for Securities Loaned (cost $1,642,478)	1,642,478

Shares or Principal Amount	Short-Term Investments (3.1%)[m]	Value
	Federal National Mortgage Association Discount Notes
400,000	0.317%, 5/14/2009[n]	399,470

Shares or Principal Amount	Short-Term Investments (3.1%)[m]	Value
1,906,331	Thrivent Money Market Portfolio	1,906,331

	Total Short-Term Investments (at amortized cost)	2,305,801

	Total Investments (cost $97,624,893) 101.1%	$75,802,361

	Other Assets and Liabilities, Net (1.1%)	(797,240)

	Total Net Assets 100.0%	$75,005,121

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility as discussed in item 2(U) in the Notes to Financial Statements.

b	All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.

c	Denotes investments purchased on a when-issued or delayed delivery basis.

d	All or a portion of the security is insured or guaranteed.

e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $6,108,895 or 8.1% of total net assets.

f	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

g	Subsequent to December 31, 2008, the company has entered into bankruptcy and the security has decreased in value.

h	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

i	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost
Commercial Mortgage Pass- Through Certificates	5/2/2007	$2,000,000
Piper Jaffray Equipment Trust Securities	9/13/2006	310,804
Tunica Biloxi Gaming Authority	11/8/2005	260,000
Turning Stone Resort Casino Enterprise	9/8/2006	130,651
Wachovia Bank Commercial Mortgage Trust	4/25/2007	2,000,000

j	In bankruptcy.

k	Non-income producing security.

l	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

n	At December 31, 2008, $399,470 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT -	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

ETF -	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,041,994
Gross unrealized depreciation	(23,702,909)

Net unrealized appreciation (depreciation)	$(22,660,915)
Cost for federal income tax purposes	$98,463,276

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Diversified Income Plus Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$22,716,446	$82,487
Level 2	51,044,020	—
Level 3	2,041,895	—

Totals (Level 1,2,3)	$75,802,361	$82,487

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Diversified Income Plus Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value December 31, 2007	$3,917,638	$—
Accrued Discounts/Premiums	2,381	—
Realized Gain/(Loss)	(93,460)	—
Change in Unrealized Gain/(Loss)	(2,026,538)	—
Net Purchases/Sales	(344,987)	—
Transfers In and/or Out of Level 3	586,861	—

Value December 31, 2008	$2,041,895	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	52	March 2009	$6,024,846	$6,190,844	$165,998
10-Yr. U.S. Treasury Bond Futures	(15)	March 2009	(1,758,236)	(1,886,251)	(128,015)
S&P 500 Index Futures	6	March 2009	1,311,705	1,350,150	38,445
S&P 500 Index Mini-Futures	4	March 2009	173,961	180,020	6,059
Total Futures					$82,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$1,238,981	$47,846,448	$47,179,098	1,906,331	$1,906,331	$127,621
Thrivent Financial Securities Lending Trust	10,240,727	28,525,438	37,123,687	1,642,478	1,642,478	41,374
Total Value and Income Earned	11,479,708				3,548,809	168,995

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (80.2%)	Value
Asset-Backed Securities (12.1%)
	American Express Credit Corporation
$70,000	1.936%, 1/6/2009[a]	$68,437
	Americredit Automobile Receivables Trust
30,247	4.870%, 12/6/2010	29,604
70,000	5.200%, 3/6/2011	68,505
57,497	3.430%, 7/6/2011[b]	54,175
27,704	5.420%, 8/8/2011	25,633
26,202	5.210%, 10/6/2011	25,493
	Bear Stearns Asset-Backed Securities, Inc.
75,339	5.000%, 1/25/2034	59,322
	Capital Auto Receivables Asset Trust
80,000	4.730%, 9/15/2010	78,356
	Carmax Auto Owner Trust
44,075	1.895%, 1/15/2009[a]	42,858
	DaimlerChrysler Auto Trust
63,355	4.200%, 7/8/2010	62,759
	Ford Credit Auto Owner Trust
75,000	5.160%, 11/15/2010	74,177
	Harley Davidson Motorcycle Trust
43,200	2.095%, 1/15/2009[a]	42,456
	Household Automotive Trust
44,647	5.610%, 8/17/2011	43,065
13,062	5.280%, 9/17/2011	12,619
100,000	4.550%, 7/17/2012	94,168
	Residential Asset Securitization Trust
44,699	6.250%, 11/25/2036	25,401
	Triad Auto Receivables Owner Trust
20,204	4.770%, 1/12/2011	19,972

	Total Asset-Backed Securities	827,000

Capital Goods (1.7%)
	Roper Industries, Inc.
70,000	6.625%, 8/15/2013	70,199
	Weyerhaeuser Company
50,000	2.466%, 3/24/2009[a]	48,012

	Total Capital Goods	118,211

Collateralized Mortgage Obligations (1.8%)
	Chase Funding Trust
63,714	4.045%, 11/25/2029	61,481
	Impac CMB Trust
27,973	0.741%, 1/26/2009[a]	11,940
	MASTR Alternative Loans Trust
35,330	6.250%, 7/25/2036	20,883
	Structured Asset Securities Corporation
30,977	5.000%, 6/25/2035	25,517

	Total Collateralized Mortgage Obligations	119,821

Commercial Mortgage-Backed Securities (1.0%)
	Credit Suisse First Boston Mortgage Securities Corporation
62,086	4.992%, 12/25/2033	25,048
	WFS Financial Owner Trust
41,972	4.390%, 11/19/2012	41,856

	Total Commercial Mortgage-Backed Securities	66,904

Communications Services (1.0%)
	Thomson Reuters Corporation
70,000	5.950%, 7/15/2013	65,172

	Total Communications Services	65,172

Consumer Cyclical (1.7%)
	CVS Caremark Corporation
70,000	2.503%, 3/2/2009[a]	64,408
	Home Depot, Inc.
60,000	2.046%, 3/16/2009[a]	56,684

	Total Consumer Cyclical	121,092

Energy (3.1%)
	Chesapeake Energy Corporation
95,000	7.250%, 12/15/2018	74,100
	Kinder Morgan Energy Partners, LP
70,000	5.950%, 2/15/2018	59,742
	Pioneer Natural Resources Company
110,000	5.875%, 7/15/2016	76,317

	Total Energy	210,159

Financials (25.1%)
	Australia & New Zealand Banking Group, Ltd.
100,000	6.200%, 7/19/2013[c]	96,756
	BAC Capital Trust XIV
90,000	3.003%, 3/1/2009[a]	38,992
	Bank of America Corporation
75,000	2.835%, 2/12/2009[a]	73,436
80,000	8.000%, 1/30/2018	57,543
	Capital One Auto Finance Trust
22,838	5.330%, 11/15/2010	22,759
	Chase Manhattan Corporation
70,000	7.000%, 11/15/2009	70,739
	Credit Agricole SA
100,000	6.637%, 5/31/2017[c]	49,971
	Deutsche Bank NY
70,000	2.448%, 3/18/2009[a]	68,630
	Giants Stadium, LLC
300,000	15.000%, 1/5/2009[a,c]	300,000
450,000	15.500%, 1/28/2009[a,c]	450,000
	Glitnir Banki HF
50,000	4.859%, 1/21/2009[a,d,e]	2,375
	Goldman Sachs Group, Inc.
80,000	4.164%, 1/23/2009[a]	77,903
	Hartford Life Global Funding Trusts
70,000	2.899%, 2/17/2009[a]	61,687

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (80.2%)	Value
Financials (25.1%) - continued
	HRPT Properties Trust
$50,000	2.521%, 3/16/2009[a]	$36,718
	Huntington National Bank
20,000	4.650%, 6/30/2009	19,696
	Independence Community Bank Corporation
70,000	3.750%, 4/1/2014	57,528
	ProLogis
50,000	6.625%, 5/15/2018	23,916
	Royal Bank of Scotland Group plc
140,000	7.640%, 9/29/2017	55,760
	SLM Corporation
25,000	3.675%, 1/26/2009[a]	23,565
	Sovereign Bancorp, Inc.
30,000	2.461%, 3/1/2009[a]	29,498
	Sovereign Bank
15,000	4.903%, 2/2/2009[a]	10,693
	Wachovia Capital Trust III
150,000	5.800%, 3/15/2011	88,500

	Total Financials	1,716,665

Technology (0.9%)
	Hewlett-Packard Company
60,000	2.006%, 3/16/2009[a]	59,622

	Total Technology	59,622

Transportation (0.7%)
	Skyway Concession Company, LLC
50,000	1.748%, 3/30/2009[a,c]	44,487

	Total Transportation	44,487

U.S. Government (26.9%)
	Federal Home Loan Mortgage Corporation
750,000	6.625%, 9/15/2009	781,049
	U.S. Department of Housing & Urban Development
1,000,000	3.440%, 8/1/2011	1,050,794

	Total U.S. Government	1,831,843

U.S. Municipals (4.2%)
	Georgetown University
100,000	7.220%, 4/1/2019	99,081
	Oakland, California Redevelopment Agency (Series T)
60,000	5.252%, 9/1/2016	57,292
	Toll Road Investors Partnership II, LP
500,000	Zero Coupon, 2/15/2043[c]	128,330

	Total U.S. Municipals	284,703

	Total Long-Term Fixed Income (cost $5,670,028)	5,465,679

Shares or Principal Amount	Short-Term Investments (19.3%)[f]	Value

	Bear Stearns Companies, LLC
70,000	2.456%, 3/9/2009[a]	$68,869
	Federal Home Loan Bank Discount Notes
500,000	0.070%, 1/20/2009	499,982
	Federal National Mortgage Association Discount Notes
100,000	0.400%, 5/14/2009[g]	99,853
605,703	Thrivent Money Market Portfolio	605,703
	Wachovia Bank
40,000	1.538%, 3/23/2009	39,732

	Total Short-Term Investments (cost $1,313,204)	1,314,139

	Total Investments (cost $6,983,232) 99.5%	$6,779,818

	Other Assets and Liabilities, Net 0.5%	36,513

	Total Net Assets 100.0%	$6,816,331

a	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

b	All or a portion of the security is insured or guaranteed.

c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $1,069,544 or 15.7% of total net assets.

d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Socially Responsible Bond Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost
Glitnir Banki HF	5/1/2008	$43,733

e	In bankruptcy.

f	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

g	At December 31, 2008, $99,853 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$139,622
Gross unrealized depreciation	(343,036)

Net unrealized appreciation (depreciation)	$(203,414)
Cost for federal income tax purposes	$6,983,232

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2008

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Partner Socially Responsible Bond Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$605,703	($31,755)
Level 2	6,174,115	—
Level 3	—	—

Totals (Level 1,2,3)	$6,779,818	($31,755)

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(13)	March 2009	($2,804,810)	($2,834,811)	($30,001)
10-Yr. U.S. Treasury Bond Futures	3	March 2009	379,004	377,250	(1,754)
Total Futures					($31,755)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Socially Responsible Bond Portfolio, is as follows:

Portfolio	Value April 30, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned April 30, 2008 - December 31, 2008
Money Market	$—	$1,791,211	$1,185,508	605,703	$605,703	$2,876
Total Value and Income Earned	—				605,703	2,876

†	Partner Socially Responsible Bond Portfolio was incepted on 4/30/2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Bank Loans (0.6%)[a]	Value
Communications Services (0.3%)
	Alltel Communications, Inc., Term Loan
$3,092,172	4.371%, 5/15/2015	$3,041,152

	Total Communications Services	3,041,152

Consumer Cyclical (0.1%)
	General Motors Corporation, Term Loan
2,180,000	2.375%, 11/29/2013[b,c]	982,809

	Total Consumer Cyclical	982,809

Consumer Non-Cyclical (0.2%)
	HCA, Inc., Term Loan
3,072,163	3.709%, 11/18/2013	2,397,147

	Total Consumer Non-Cyclical	2,397,147

	Total Bank Loans (cost $6,208,292)	6,421,108

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Asset-Backed Securities (4.4%)
	Bear Stearns Mortgage Funding Trust
3,269,266	0.611%, 1/26/2009[d]	593,182
	Capitalsource Commercial Loan Trust
4,612,246	0.638%, 1/20/2009[d,e]	3,612,698
	Credit Based Asset Servicing and Securitization, LLC
1,861,449	0.581%, 1/26/2009[d]	1,785,753
	Discover Card Master Trust
11,499,999	5.650%, 3/16/2020	8,708,433
	First Franklin Mortgage Loan Asset-Backed Certificates
3,625,076	0.561%, 1/26/2009[d]	3,343,016
	Ford Credit Floor Plan Master Owner Trust
8,500,000	1.375%, 1/15/2009[d]	8,206,079
	GE Commercial Loan Trust
16,074	4.563%, 1/20/2009[d,f]	15,913
	GMAC Mortgage Corporation Loan Trust
10,000,600	0.541%, 1/26/2009[d,g]	3,472,339
194,704	0.571%, 1/26/2009[d,g]	178,313
8,502,674	0.651%, 1/26/2009[d,g]	4,485,534
	IndyMac Seconds Asset-Backed Trust
1,625,315	0.641%, 1/26/2009[d,g]	699,007
	Merna Re, Ltd.
12,250,000	3.209%, 3/31/2009[d,f]	11,060,525
	Residential Funding Mortgage Securities II
1,740,324	0.601%, 1/26/2009[d,g]	1,669,586

	Total Asset-Backed Securities	47,830,378

Basic Materials (1.7%)
	ArcelorMittal
7,250,000	6.125%, 6/1/2018	4,964,495
	E.I. Du Pont de Nemours & Company
3,100,000	5.875%, 1/15/2014	3,191,670
2,600,000	6.000%, 7/15/2018	2,730,741
	Freeport-McMoRan Copper & Gold, Inc.
1,500,000	7.084%, 4/1/2009[d]	990,000
	Georgia-Pacific Corporation
4,200,000	9.500%, 12/1/2011	3,969,000
	Precision Castparts Corporation
3,500,000	5.600%, 12/15/2013	3,155,793

	Total Basic Materials	19,001,699

Capital Goods (3.4%)
	Caterpillar Financial Services Corporation
1,800,000	5.450%, 4/15/2018	1,685,313
	Caterpillar, Inc.
3,400,000	7.900%, 12/15/2018	3,913,903
	CRH America, Inc.
2,400,000	6.000%, 9/30/2016	1,494,706
5,000,000	8.125%, 7/15/2018	3,609,995
	Honeywell International, Inc.
6,700,000	5.300%, 3/1/2018	6,835,855
	John Deere Capital Corporation
5,200,000	5.350%, 4/3/2018	4,871,958
3,900,000	5.750%, 9/10/2018	3,795,843
	Lockheed Martin Corporation
1,805,000	6.150%, 9/1/2036	1,957,032
	Owens Corning, Inc.
1,800,000	7.000%, 12/1/2036	1,180,334
	Systems 2001 Asset Trust, LLC
3,268,907	6.664%, 9/15/2013[e]	3,127,676
	United Technologies Corporation
5,500,000	4.875%, 5/1/2015	5,361,295

	Total Capital Goods	37,833,910

Collateralized Mortgage Obligations (3.9%)
	Banc of America Mortgage Securities, Inc.
8,557,670	4.802%, 9/25/2035	6,371,270
	Citigroup Mortgage Loan Trust, Inc.
574,652	5.536%, 3/25/2036	569,854
	Countrywide Alternative Loan Trust
7,422,166	6.000%, 1/25/2037	5,075,018
	Deutsche Alt-A Securities, Inc.
4,208,707	3.026%, 1/1/2009[d]	1,799,874
	HomeBanc Mortgage Trust
3,823,361	5.979%, 4/25/2037	1,977,542
	J.P. Morgan Mortgage Trust
7,753,044	5.005%, 7/25/2035	4,979,284
	Merrill Lynch Mortgage Investors, Inc.
6,342,508	4.870%, 6/25/2035	4,402,779
	Thornburg Mortgage Securities Trust
4,965,502	0.561%, 1/26/2009[d]	4,875,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Collateralized Mortgage Obligations (3.9%) - continued
	Wachovia Mortgage Loan Trust, LLC
$5,260,976	5.564%, 5/20/2036	$3,799,619
	Washington Mutual Alternative Loan Trust
7,875,485	3.006%, 1/1/2009[d]	2,888,279
	Washington Mutual Mortgage Pass-Through Certificates
1,192,403	0.761%, 1/25/2009[d]	651,262
2,518,876	4.833%, 9/25/2035	1,731,364
	Zuni Mortgage Loan Trust
3,318,472	0.601%, 1/26/2009[d]	3,145,716

	Total Collateralized Mortgage Obligations	42,267,135

Commercial Mortgage-Backed Securities (8.6%)
	Banc of America Commercial Mortgage, Inc.
3,000,000	5.118%, 7/11/2043	2,783,448
	Banc of America Large Loan Trust
3,675,914	1.305%, 1/15/2009[d,f]	2,915,349
5,000,000	1.405%, 1/15/2009[d,f]	3,762,970
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	1.345%, 1/15/2009[d,e]	2,275,641
	Citigroup Commercial Mortgage Trust
26,318	1.265%, 1/15/2009[d,f]	22,801
12,500,000	1.335%, 1/15/2009[d,f]	6,648,763
	Commercial Mortgage Pass-Through Certificates
300,218	1.295%, 1/15/2009[d,f]	268,455
2,000,000	1.325%, 1/15/2009[d,e]	1,156,168
10,000,000	1.375%, 1/15/2009[d,e]	5,974,880
	Credit Suisse Mortgage Capital Certificates
7,500,000	1.365%, 1/15/2009[d,f]	4,845,570
	Crown Castle International Corporation
10,000,000	5.245%, 11/15/2036[f]	8,315,400
	Greenwich Capital Commercial Funding Corporation
10,750,000	5.867%, 8/10/2017	5,461,441
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
5,500,000	4.302%, 1/15/2038	5,062,002
9,803,721	5.284%, 5/15/2047	8,106,433
11,500,000	6.007%, 6/15/2049	8,121,599
	Merrill Lynch Mortgage Trust
6,000,000	4.747%, 5/12/2043	4,847,652
8,625,000	5.442%, 1/12/2044	5,097,151
	Wachovia Bank Commercial Mortgage Trust
15,000,000	1.315%, 1/15/2009[d,e]	9,401,759
7,700,000	4.390%, 2/15/2036	6,966,852
2,000,000	5.765%, 7/15/2045	1,597,424
	Washington Mutual Asset Securities Corporation
1,438,674	3.830%, 1/25/2035[f]	1,364,120

	Total Commercial Mortgage- Backed Securities	94,995,878

Communications Services (10.9%)
	Alltel Corporation
1,250,000	7.000%, 3/15/2016	1,231,250
	AT&T, Inc.
3,100,000	6.700%, 11/15/2013	3,283,898
4,275,000	5.500%, 2/1/2018	4,320,422
2,100,000	6.500%, 9/1/2037	2,261,679
2,000,000	6.400%, 5/15/2038	2,142,362
	British Telecom plc
3,075,000	9.125%, 12/15/2030	3,268,547
	Citizens Communications Company
6,310,000	6.250%, 1/15/2013	5,363,499
	Comcast Corporation
5,400,000	6.500%, 1/15/2015	5,307,827
4,300,000	5.900%, 3/15/2016	4,105,705
6,000,000	5.700%, 5/15/2018	5,626,847
2,700,000	6.400%, 5/15/2038	2,693,690
	Cox Communications, Inc.
6,000,000	4.625%, 6/1/2013	5,200,014
1,230,000	5.450%, 12/15/2014	1,075,709
3,400,000	9.375%, 1/15/2019[f]	3,557,423
	Deutsche Telekom International Finance BV
6,500,000	6.750%, 8/20/2018	6,591,064
	Intelsat Subsidiary Holding Company, Ltd.
5,350,000	8.875%, 1/15/2015[f]	4,868,500
	New Cingular Wireless Services, Inc.
1,350,000	8.750%, 3/1/2031	1,687,616
	News America, Inc.
2,140,000	6.400%, 12/15/2035	1,977,912
2,275,000	6.650%, 11/15/2037	2,251,706
	Rogers Cable, Inc.
1,055,000	6.750%, 3/15/2015	1,027,374
2,410,000	8.750%, 5/1/2032	2,523,885
	Rogers Communications, Inc.
3,750,000	6.800%, 8/15/2018	3,789,116
	Rogers Wireless Communications, Inc.
1,700,000	8.000%, 12/15/2012	1,627,750
3,000,000	6.375%, 3/1/2014	2,851,791
3,200,000	7.500%, 3/15/2015	3,168,410
	Telecom Italia Capital SA
5,450,000	5.250%, 11/15/2013	4,155,625
2,750,000	5.250%, 10/1/2015	2,093,438
	Telefonica Emisones SAU
4,400,000	6.221%, 7/3/2017	4,334,867
	Thomson Reuters Corporation
4,500,000	6.500%, 7/15/2018	4,092,044
	Time Warner Cable, Inc.
3,500,000	5.850%, 5/1/2017	3,197,436
3,300,000	6.750%, 7/1/2018	3,177,257
2,800,000	8.750%, 2/14/2019	3,044,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Communications Services (10.9%) - continued
	Time Warner Entertainment Company, LP
$1,850,000	8.375%, 3/15/2023	$1,863,067
	Verizon Communications, Inc.
2,750,000	5.500%, 2/15/2018	2,645,077
2,000,000	8.750%, 11/1/2018	2,346,444
5,150,000	8.950%, 3/1/2039	6,652,203

	Total Communications Services	119,405,992

Consumer Cyclical (3.2%)
	D.R. Horton, Inc.
6,500,000	5.375%, 6/15/2012	4,793,750
	Ford Motor Credit Company
7,250,000	7.375%, 10/28/2009	6,367,101
	JC Penney & Company, Inc.
1,200,000	7.950%, 4/1/2017	915,124
	Macy’s Retail Holdings, Inc.
4,400,000	7.875%, 7/15/2015	3,169,162
	McDonald’s Corporation
4,200,000	5.800%, 10/15/2017	4,491,346
2,600,000	6.300%, 3/1/2038	2,867,813
	MGM MIRAGE
5,240,000	13.000%, 11/15/2013[f,h]	4,991,100
	Nissan Motor Acceptance Corporation
4,100,000	5.625%, 3/14/2011[f]	4,031,186
	Wal-Mart Stores, Inc.
3,025,000	5.875%, 4/5/2027	3,189,218

	Total Consumer Cyclical	34,815,800

Consumer Non-Cyclical (5.8%)
	Altria Group, Inc.
3,000,000	9.700%, 11/10/2018	3,242,490
2,500,000	9.950%, 11/10/2038	2,722,028
	AmerisourceBergen Corporation
3,000,000	5.875%, 9/15/2015	2,621,952
	AstraZeneca plc
4,300,000	5.400%, 9/15/2012	4,541,169
	Baxter International, Inc.
3,325,000	5.900%, 9/1/2016	3,596,230
	Bottling Group, LLC
5,000,000	6.950%, 3/15/2014	5,429,024
	Bunge Limited Finance Corporation
6,000,000	5.350%, 4/15/2014	4,304,490
	Cargill, Inc.
6,500,000	5.600%, 9/15/2012[f]	6,120,588
	Community Health Systems, Inc.
3,600,000	8.875%, 7/15/2015	3,312,000
	Coventry Health Care, Inc.
900,000	5.950%, 3/15/2017	469,209
	General Mills, Inc.
3,500,000	5.650%, 9/10/2012	3,572,573
4,600,000	5.200%, 3/17/2015	4,496,114
	Kellogg Company
5,600,000	4.250%, 3/6/2013	5,423,000
	Kroger Company
2,500,000	6.400%, 8/15/2017	2,521,158
1,625,000	6.150%, 1/15/2020	1,603,264
	PepsiCo, Inc.
1,050,000	7.900%, 11/1/2018	1,286,929
	Safeway, Inc.
1,600,000	6.350%, 8/15/2017	1,581,906
	Schering-Plough Corporation
3,000,000	6.000%, 9/15/2017	2,969,727
	United Health Group
2,500,000	6.500%, 6/15/2037	2,098,383
	Wyeth
1,425,000	5.950%, 4/1/2037	1,582,159

	Total Consumer Non-Cyclical	63,494,393

Energy (6.5%)
	Apache Corporation
4,145,000	5.250%, 4/15/2013	4,200,021
	Energy Transfer Partners, LP
5,900,000	6.700%, 7/1/2018	4,973,062
	Enterprise Products Operating, LP
4,800,000	5.600%, 10/15/2014	4,072,498
4,000,000	6.300%, 9/15/2017	3,385,472
	EOG Resources, Inc.
4,500,000	5.875%, 9/15/2017	4,568,351
	Magellan Midstream Partners, LP
2,700,000	6.450%, 6/1/2014	2,548,473
	Marathon Oil Corporation
2,900,000	6.000%, 10/1/2017	2,472,755
	Nexen, Inc.
1,100,000	5.650%, 5/15/2017	920,785
3,075,000	6.400%, 5/15/2037	2,406,132
	Oneok Partners, LP
3,250,000	6.850%, 10/15/2037	2,579,333
	Plains All American Pipeline, LP
3,150,000	6.500%, 5/1/2018	2,512,119
	Premcor Refining Group, Inc.
2,500,000	6.125%, 5/1/2011	2,534,093
2,800,000	6.750%, 5/1/2014	2,632,543
	Quicksilver Resources, Inc.
3,800,000	8.250%, 8/1/2015	2,413,000
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
3,450,000	5.298%, 9/30/2020[f]	2,458,022
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
1,600,000	5.832%, 9/30/2016[f]	1,191,120
	Southern Natural Gas Company
3,000,000	5.900%, 4/1/2017[f]	2,377,374
	Transcontinental Gas Pipe Corporation
3,000,000	8.875%, 7/15/2012	2,927,679
900,000	6.400%, 4/15/2016	821,588
	Transocean, Inc.
5,400,000	6.000%, 3/15/2018	4,918,324
	Western Oil Sands, Inc.
8,400,000	8.375%, 5/1/2012	8,018,992
	XTO Energy, Inc.
3,100,000	5.300%, 6/30/2015	2,823,905
2,500,000	6.750%, 8/1/2037	2,341,410
1,150,000	6.375%, 6/15/2038	1,011,869

	Total Energy	71,108,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Financials (25.4%)
	Ace INA Holdings, Inc.
$1,425,000	5.800%, 3/15/2018	$1,282,432
	American Express Bank FSB/Salt Lake City, UT
2,250,000	6.000%, 9/13/2017	2,107,199
	American Express Centurion Bank
2,800,000	5.550%, 10/17/2012	2,659,846
	American Express Company
6,200,000	3.150%, 12/9/2011[h]	6,249,358
	American Express Credit Corporation
3,250,000	7.300%, 8/20/2013	3,326,674
	American International Group, Inc.
5,000,000	8.250%, 8/15/2018[f]	3,659,595
	Australia & New Zealand Banking Group, Ltd.
2,600,000	6.200%, 7/19/2013[f]	2,515,656
	AXA SA
3,900,000	6.463%, 12/14/2018[f]	1,703,641
	Bank of America Corporation
3,000,000	6.000%, 9/1/2017	3,046,866
7,825,000	8.125%, 5/15/2018	5,853,100
	Bear Stearns Companies, Inc.
2,800,000	6.950%, 8/10/2012	2,908,004
3,800,000	6.400%, 10/2/2017	3,948,876
	BNP Paribas SA
3,350,000	5.186%, 6/29/2015[f]	1,900,411
	Capital One Capital III
2,650,000	7.686%, 8/15/2036	1,210,202
	Capital One Capital IV
2,400,000	6.745%, 2/17/2037	1,095,470
	Capital One Financial Corporation
1,500,000	6.150%, 9/1/2016	1,055,546
	Capmark Financial Group, Inc.
6,000,000	6.300%, 5/10/2017	1,650,402
	Chubb Corporation
3,250,000	5.750%, 5/15/2018	3,120,543
	CIGNA Corporation
4,000,000	6.350%, 3/15/2018	3,569,804
	CIT Group, Inc.
1,850,000	4.750%, 12/15/2010	1,628,490
900,000	5.400%, 2/13/2012[h]	726,126
5,005,000	7.625%, 11/30/2012	4,225,066
930,000	12.000%, 12/18/2018[f]	716,100
	Citigroup Capital XXI
1,900,000	8.300%, 12/21/2037	1,465,350
	Citigroup, Inc.
3,100,000	5.000%, 9/15/2014	2,726,704
3,800,000	6.000%, 8/15/2017	3,782,558
6,250,000	8.400%, 4/30/2018	4,126,813
	CME Group, Inc.
6,300,000	5.400%, 8/1/2013	6,257,910
	Corestates Capital Trust I
3,000,000	8.000%, 12/15/2026[f]	2,463,960
	Countrywide Home Loans, Inc.
4,125,000	4.125%, 9/15/2009	4,076,659
	Coventry Health Care, Inc.
1,800,000	5.875%, 1/15/2012	1,321,796
1,500,000	6.125%, 1/15/2015	891,203
	Credit Agricole SA
3,600,000	6.637%, 5/31/2017[f]	1,798,934
	Credit Suisse/New York, NY
4,500,000	6.000%, 2/15/2018	4,132,463
	Endurance Specialty Holdings, Ltd.
4,200,000	6.150%, 10/15/2015	3,641,971
	ERP Operating, LP
2,500,000	5.125%, 3/15/2016	1,768,775
	Fifth Third Bancorp
2,800,000	5.450%, 1/15/2017	2,295,390
	Fifth Third Bank
3,000,000	4.200%, 2/23/2010	2,886,891
	General Electric Capital Corporation
8,000,000	3.000%, 12/9/2011	8,270,800
2,800,000	5.625%, 9/15/2017	2,816,643
1,300,000	6.150%, 8/7/2037	1,303,401
650,000	5.875%, 1/14/2038	636,259
4,500,000	6.375%, 11/15/2067	2,828,561
	General Motors Acceptance Corporation, LLC
791,000	6.000%, 12/15/2011[f]	639,872
	Goldman Sachs Group, Inc.
5,500,000	5.125%, 1/15/2015	5,046,052
2,600,000	6.150%, 4/1/2018	2,498,499
1,300,000	6.750%, 10/1/2037	1,055,428
	HSBC Capital Funding, LP/Jersey Channel Islands
4,000,000	9.547%, 6/30/2010[f]	3,169,192
	HSBC Holdings plc
1,220,000	6.500%, 5/2/2036	1,238,678
2,200,000	6.800%, 6/1/2038	2,324,828
	International Lease Finance Corporation
3,250,000	5.750%, 6/15/2011	2,370,173
3,100,000	5.300%, 5/1/2012	2,177,434
	J.P. Morgan Chase & Company
2,800,000	5.750%, 1/2/2013	2,840,729
8,000,000	7.900%, 4/30/2018	6,654,640
	Keybank National Association
3,250,000	5.500%, 9/17/2012	3,029,770
1,270,000	5.450%, 3/3/2016	1,000,282
	KeyCorp
1,200,000	6.500%, 5/14/2013	1,106,264
	Lehman Brothers Holdings, Inc.
5,500,000	5.625%, 1/24/2013[i]	522,500
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	1,690,152
	Lincoln National Corporation
2,805,000	7.000%, 5/17/2066	1,178,100
	Merrill Lynch & Company, Inc.
5,000,000	5.450%, 2/5/2013	4,806,230
5,000,000	6.875%, 4/25/2018	5,230,130
1,350,000	6.110%, 1/29/2037	1,213,549
3,000,000	7.750%, 5/14/2038	3,305,043
	MetLife Capital Trust X
3,800,000	9.250%, 4/8/2038[f]	2,650,770
	MetLife, Inc.
4,400,000	6.817%, 8/15/2018	4,190,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Financials (25.4%) - continued
	Mitsubishi UFG Capital Finance, Ltd.
$6,730,000	6.346%, 7/25/2016	$4,688,946
	Morgan Stanley
9,650,000	6.625%, 4/1/2018	8,465,848
	National City Bank
3,100,000	5.800%, 6/7/2017	2,633,949
	Nationwide Health Properties, Inc.
7,150,000	6.250%, 2/1/2013	6,154,892
	Preferred Term Securities XXIII, Ltd.
5,688,933	2.196%, 3/23/2009[d,e]	2,380,818
	ProLogis
2,670,000	5.500%, 4/1/2012	1,608,670
2,600,000	5.625%, 11/15/2015	1,293,929
2,000,000	6.625%, 5/15/2018[h]	956,646
	Prudential Financial, Inc.
2,900,000	6.000%, 12/1/2017	2,326,374
1,095,000	5.900%, 3/17/2036	694,187
1,120,000	5.700%, 12/14/2036	698,053
	Prudential Financial, Inc., Convertible
5,700,000	0.366%, 3/15/2009[d]	5,395,050
	QBE Insurance Group, Ltd.
1,680,000	9.750%, 3/14/2014[f,j]	1,367,990
	RBS Capital Trust I
3,750,000	5.512%, 9/30/2014	1,499,093
	Regency Centers, LP
2,500,000	5.875%, 6/15/2017	1,583,253
	Regions Financial Corporation
2,300,000	6.375%, 5/15/2012	2,021,902
	Reinsurance Group of America, Inc.
4,785,000	5.625%, 3/15/2017	3,586,281
	Resona Bank, Ltd.
6,000,000	5.850%, 4/15/2016[f]	3,401,262
	Rio Tinto Finance, Ltd.
4,550,000	6.500%, 7/15/2018	3,335,928
	Simon Property Group, LP
2,280,000	5.750%, 12/1/2015	1,489,282
	SLM Corporation
4,700,000	5.400%, 10/25/2011	3,555,240
2,600,000	8.450%, 6/15/2018	2,055,615
	SMFG Preferred Capital GBP 1, Ltd.
3,660,000	6.078%, 1/25/2017[f]	2,469,146
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/25/2016[f]	1,335,831
	Travelers Companies, Inc.
995,000	6.250%, 6/15/2037	956,664
	Travelers Property Casualty Corporation
3,000,000	5.000%, 3/15/2013	2,838,144
	Wachovia Bank NA
3,825,000	4.875%, 2/1/2015	3,662,059
	Wachovia Capital Trust III
3,585,000	5.800%, 3/15/2011	2,115,150
	WEA Finance, LLC
3,100,000	7.125%, 4/15/2018[f,h]	2,199,112
	WellPoint, Inc.
3,500,000	5.000%, 12/15/2014	3,040,149
	Wells Fargo & Company
5,300,000	5.625%, 12/11/2017[h]	5,529,368
	Wells Fargo Capital XIII
5,500,000	7.700%, 3/26/2013	4,539,211
	Wells Fargo Capital XV
4,400,000	9.750%, 9/26/2013[h]	4,444,000
	Willis North America, Inc.
4,600,000	6.200%, 3/28/2017	3,186,811

	Total Financials	277,100,185

Foreign (0.1%)
	United Mexican States
1,100,000	6.050%, 1/11/2040	1,067,000

	Total Foreign	1,067,000

Mortgage-Backed Securities (8.0%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
65,750,000	5.500%, 1/1/2039[c]	67,393,750
10,000,000	6.000%, 1/1/2039[c]	10,293,750
10,000,000	6.500%, 1/1/2039[c]	10,384,380

	Total Mortgage-Backed Securities	88,071,880

Technology (1.5%)
	Hewlett-Packard Company
3,900,000	4.500%, 3/1/2013	3,958,828
3,000,000	5.500%, 3/1/2018	3,027,678
	International Business Machines Corporation
4,800,000	7.625%, 10/15/2018	5,756,136
3,200,000	8.000%, 10/15/2038	4,259,974

	Total Technology	17,002,616

Transportation (3.4%)
	Burlington Northern Santa Fe Corporation
2,800,000	7.000%, 12/15/2025	2,855,658
	Continental Airlines, Inc.
575,311	7.875%, 7/2/2018	322,174
3,250,000	5.983%, 4/19/2022	2,177,500
	Delta Air Lines, Inc.
6,500,000	7.111%, 9/18/2011	5,200,000
	FedEx Corporation
3,518,470	6.845%, 1/15/2019	3,181,890
3,265,284	6.720%, 1/15/2022	3,115,784
	Kansas City Southern de Mexico SA de CV
5,850,000	7.375%, 6/1/2014	4,786,470
	Northwest Airlines, Inc.
6,950,000	6.841%, 4/1/2011	5,699,001
	Piper Jaffray Equipment Trust Securities
4,221,055	6.750%, 4/1/2011[e]	3,018,054
	Union Pacific Corporation
4,700,000	5.450%, 1/31/2013	4,558,807
2,600,000	5.700%, 8/15/2018	2,503,111

	Total Transportation	37,418,449

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (100.9%)	Value
U.S. Government (6.9%)
	Federal Home Loan Banks
$7,800,000	4.625%, 10/10/2012	$8,438,360
	Federal Home Loan Mortgage Corporation
7,158,517	0.511%, 1/26/2009[d]	6,794,998
5,000,000	4.625%, 10/25/2012[h]	5,408,010
12,500,000	4.125%, 9/27/2013[h]	13,469,088
5,000,000	5.000%, 12/14/2018	5,182,575
	Federal National Mortgage Association
13,000,000	5.250%, 8/1/2012[k]	13,702,259
	U.S. Treasury Bonds
4,000,000	6.250%, 8/15/2023	5,455,624
	U.S. Treasury Notes
7,200,000	2.750%, 2/28/2013	7,692,754
8,665,000	4.000%, 8/15/2018	10,006,047

	Total U.S. Government	76,149,715

Utilities (7.2%)
	AES Corporation
6,300,000	8.000%, 6/1/2020[f]	4,882,499
	CenterPoint Energy Resources Corporation
6,850,000	6.125%, 11/1/2017	5,759,548
	Cleveland Electric Illuminating Company
1,775,000	5.700%, 4/1/2017	1,439,087
	Columbus Southern Power Company
2,400,000	6.050%, 5/1/2018	2,325,120
	Commonwealth Edison Company
2,930,000	5.400%, 12/15/2011	2,852,657
3,500,000	7.500%, 7/1/2013	3,539,991
1,500,000	6.150%, 9/15/2017	1,394,772
	Consolidated Natural Gas Company
1,550,000	5.000%, 12/1/2014	1,423,157
	Dominion Resources, Inc.
2,400,000	8.875%, 1/15/2019	2,588,134
	DTE Energy Company
2,500,000	6.375%, 4/15/2033	1,970,785
	Exelon Corporation
1,500,000	6.750%, 5/1/2011	1,463,951
3,500,000	4.900%, 6/15/2015	2,869,405
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,233,480
	Illinois Power Company
3,600,000	6.125%, 11/15/2017	3,229,625
	ITC Holdings Corporation
3,000,000	5.875%, 9/30/2016[f]	2,860,827
4,000,000	6.050%, 1/31/2018[f]	3,838,299
	MidAmerican Energy Holdings Company
2,400,000	6.125%, 4/1/2036	2,231,621
3,350,000	6.500%, 9/15/2037	3,270,086
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	2,498,457
	Nisource Finance Corporation
2,800,000	6.400%, 3/15/2018	1,747,416
	NRG Energy, Inc.
2,000,000	7.250%, 2/1/2014	1,870,000
1,500,000	7.375%, 2/1/2016	1,395,000
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	1,406,749
	Power Contract Financing, LLC
1,028,982	6.256%, 2/1/2010[e]	1,008,341
	Power Receivables Finance, LLC
2,344,562	6.290%, 1/1/2012[e]	2,296,686
	Progress Energy, Inc.
1,075,000	7.000%, 10/30/2031	995,947
	PSEG Power, LLC
4,800,000	5.000%, 4/1/2014	4,306,799
	Southern Star Central Corporation
3,600,000	6.750%, 3/1/2016	2,988,000
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	2,085,530
	TXU Corporation
1,345,000	5.550%, 11/15/2014	628,422
	Union Electric Company
2,900,000	6.400%, 6/15/2017	2,643,794
	Virginia Electric and Power Company
1,300,000	5.950%, 9/15/2017	1,308,628
1,300,000	6.350%, 11/30/2037	1,319,460

	Total Utilities	78,672,273

	Total Long-Term Fixed Income (cost $1,279,744,950)	1,106,236,223

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
167	Preferred Blocker, Inc., 9.000%[f]	52,563
1,300,000	Wachovia Corporation, 7.980%	1,108,120

	Total Financials	1,160,683

U.S. Government (<0.1%)
359,990	Federal National Mortgage
	Association, 8.250%	298,792

	Total U.S. Government	298,792

	Total Preferred Stock (cost $8,320,736)	1,459,475

Shares	Collateral Held for Securities Loaned (3.4%)	Value
37,623,842	Thrivent Financial Securities Lending Trust	37,623,842

	Total Collateral Held for Securities Loaned (cost $37,623,842)	37,623,842

Shares or Principal Amount	Short-Term Investments (4.7%)[l]	Value
	Federal Home Loan Bank Discount Notes
7,500,000	0.010%, 1/6/2009	7,499,990
1,600,000	0.250%, 5/14/2009[m]	1,598,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2008

Shares or Principal Amount	Short-Term Investments (4.7%)[l]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
3,200,000	0.130%, 1/27/2009	$3,199,700
	Federal National Mortgage Association Discount Notes
7,200,000	0.130%, 1/28/2009	7,199,298
16,750,000	0.416%, 5/14/2009[k,m]	16,724,549
15,221,153	Thrivent Money Market Portfolio	15,221,153

	Total Short-Term Investments (at amortized cost)	51,443,212

	Total Investments (cost $1,383,341,032) 109.7%	$1,203,183,860

	Other Assets and Liabilities, Net (9.7%)	(106,080,832)

	Total Net Assets 100.0%	$1,097,103,028

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility as discussed in item 2(U) in the Notes to Financial Statements.

b	All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.

c	Denotes investments purchased on a when-issued or delayed delivery basis.

d	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	4,612,246
Commercial Mortgage Pass- Through Certificates	5/2/2007	10,000,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,000,000
Piper Jaffray Equipment Trust Securities	9/13/2006	4,195,847
Power Contract Financing, LLC	6/11/2003	1,028,820
Power Receivables Finance, LLC	9/30/2003	2,343,873
Preferred Term Securities XXIII, Ltd.	9/14/2006	5,688,933
Systems 2001 Asset Trust, LLC	6/4/2001	3,268,907
Wachovia Bank Commercial Mortgage Trust	4/25/2007	15,000,717

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $112,440,839 or 10.2% of total net assets.

g	All or a portion of the security is insured or guaranteed.

h	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

i	In bankruptcy.

j	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

k	At December 31, 2008, $4,837,323 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

l	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

m	At December 31, 2008, $10,634,772 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$20,641,077
Gross unrealized depreciation	(202,422,400)

Net unrealized appreciation (depreciation)	$(181,781,323)
Cost for federal income tax purposes	$1,384,965,183

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Income Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$53,143,787	($5,149,103)
Level 2	1,102,919,037	(5,265,553)
Level 3	47,121,036	—

Totals (Level 1,2,3)	$1,203,183,860	($10,414,656)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value December 31, 2007	$54,053,739	$18,992
Accrued Discounts/Premiums	(129,866)	—
Realized Gain/(Loss)	(329,496)	—
Change in Unrealized Gain/(Loss)	(18,535,030)	(18,992)
Net Purchases/Sales	(11,700,022)	—
Transfers In and/or Out of Level 3	23,761,711	—

Value December 31, 2008	$47,121,036	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	315	March 2009	$68,144,319	$68,689,688	$545,369
5-Yr. U.S. Treasury Bond Futures	(295)	March 2009	(33,941,397)	(35,121,133)	(1,179,736)
10-Yr. U.S. Treasury Bond Futures	(975)	March 2009	(114,460,993)	(122,606,250)	(8,145,257)
20-Yr. U.S. Treasury Bond Futures	265	March 2009	32,951,902	36,582,423	3,630,521
Total Futures					($5,149,103)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDS International Paper, 5 Year, at 6.00%; J.P. Morgan Chase and Co.	Buy	12/20/2013	$4,000,000	$—	($110,060)	($110,060)
CDS Macy’s, 5 Year, at 5.55%; Bank of America	Buy	12/20/2013	6,300,000	—	272,062	272,062
CDX HY, Series 10, 5 Year, at 5.00%; Bank of America	Sell	6/20/2013	22,170,000	1,818,248	(3,510,179)	(1,546,697)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	15,500,000	2,695,278	(3,119,514)	(501,647)
CDX IG, Series 10, 5 Year, at 1.55%; Bank of America	Sell	6/20/2013	9,467,200	103,175	(217,224)	(118,869)
CDX IG, Series 10, 5 Year, at 1.55%; J.P. Morgan Chase and Co.	Sell	6/20/2013	9,467,200	95,361	(217,224)	(126,090)
LCDX North America, Series 9, 5 Year, at 2.25%; J.P. Morgan Chase and Co.	Sell	12/20/2012	15,680,000	399,000	(3,461,948)	(3,134,252)
Total Credit Default Swaps					($10,364,087)	($5,265,553)

1	As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.

3	The market value for credit indices (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. In the case when protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$23,481,154	$148,318,914	$156,578,915	15,221,153	$15,221,153	$842,526
Thrivent Financial Securities Lending Trust	132,421,350	235,703,682	330,501,190	37,623,842	37,623,842	714,363
Total Value and Income Earned	155,902,504				52,844,995	1,556,889

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (110.2%)	Value
Asset-Backed Securities (7.8%)
	Americredit Automobile Receivables Trust
$1,450,705	1.956%, 1/6/2009[a,b]	$1,281,563
	Bear Stearns Mortgage Funding Trust
700,557	0.611%, 1/26/2009[b]	127,110
	Countrywide Asset-Backed Certificates
1,510,729	5.549%, 4/25/2036[a]	1,254,152
	Countrywide Home Loans Asset- Backed Securities
750,000	6.085%, 6/25/2021[a]	321,832
	Credit Based Asset Servicing and Securitization, LLC
930,724	0.581%, 1/26/2009[b]	892,876
879,894	5.501%, 12/25/2036	729,946
	Discover Card Master Trust
1,200,000	5.650%, 3/16/2020	908,706
	First Franklin Mortgage Loan Asset-Backed Certificates
1,053,005	0.581%, 1/26/2009[b]	994,992
	First Horizon ABS Trust
1,784,772	0.601%, 1/26/2009[a,b]	1,057,638
1,493,580	0.631%, 1/26/2009[a,b]	703,041
	Ford Credit Floor Plan Master Owner Trust
1,500,000	1.375%, 1/15/2009[b]	1,448,132
	GMAC Mortgage Corporation Loan Trust
2,608,853	0.541%, 1/26/2009[a,b]	905,827
2,125,668	0.651%, 1/26/2009[a,b]	1,121,384
	Green Tree Financial Corporation
35,783	6.330%, 11/1/2029	28,966
	IndyMac Seconds Asset-Backed Trust
1,083,543	0.641%, 1/26/2009[a,b]	466,005
	Residential Funding Mortgage Securities II
386,739	0.601%, 1/26/2009[a,b]	371,019
	SLM Student Loan Trust
234,712	3.545%, 1/26/2009[b]	233,676
	Wachovia Asset Securitization, Inc.
1,705,379	0.611%, 1/26/2009[a,b,c]	646,023

	Total Asset-Backed Securities	13,492,888

Basic Materials (0.5%)
	Alcan, Inc.
500,000	5.200%, 1/15/2014	371,381
275,000	6.125%, 12/15/2033	168,032
	Dow Chemical Company
27,000	7.375%, 11/1/2029	25,428
	Potash Corporation of Saskatchewan, Inc.
300,000	7.750%, 5/31/2011	312,450

	Total Basic Materials	877,291

Capital Goods (1.0%)
	General Electric Company
600,000	5.000%, 2/1/2013	606,775
	Honeywell International, Inc.
500,000	5.300%, 3/1/2018	510,139
	John Deere Capital Corporation
350,000	7.000%, 3/15/2012	362,996
	Lockheed Martin Corporation
27,000	6.150%, 9/1/2036	29,274
	United Technologies Corporation
275,000	6.050%, 6/1/2036	289,265

	Total Capital Goods	1,798,449

Collateralized Mortgage Obligations (4.1%)
	Chase Mortgage Finance Corporation
1,980,452	4.567%, 2/25/2037	1,609,856
	J.P. Morgan Mortgage Trust
1,938,261	5.005%, 7/25/2035	1,244,821
	Merrill Lynch Mortgage Investors, Inc.
1,585,627	4.870%, 6/25/2035	1,100,695
	Thornburg Mortgage Securities Trust
1,241,376	0.561%, 1/26/2009[b]	1,218,819
1,514,991	0.581%, 1/26/2009[b]	1,256,024
	Zuni Mortgage Loan Trust
737,438	0.601%, 1/26/2009[b]	699,048

	Total Collateralized Mortgage Obligations	7,129,263

Commercial Mortgage-Backed Securities (8.1%)
	Banc of America Commercial Mortgage, Inc.
700,000	5.118%, 7/11/2043	649,471
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	1.345%, 1/15/2009[b,c]	1,896,367
1,000,000	5.835%, 9/11/2042	453,085
	Citigroup Commercial Mortgage Trust
13,159	1.265%, 1/15/2009[b,d]	11,401
	Commercial Mortgage Pass- Through Certificates
75,055	1.295%, 1/15/2009[b,d]	67,114
2,500,000	1.325%, 1/15/2009[b,c]	1,445,210
	Credit Suisse First Boston Mortgage Securities Corporation
120,529	3.861%, 3/15/2036	118,096
500,000	4.829%, 11/15/2037	412,188
	Credit Suisse Mortgage Capital Certificates
2,500,000	1.365%, 1/15/2009[b,d]	1,615,190
	Crown Castle International Corporation
1,000,000	5.245%, 11/15/2036[d]	831,540
	General Electric Commercial Mortgage Corporation
800,000	4.641%, 9/10/2013	717,346
	GMAC Commercial Mortgage Securities, Inc.
500,000	4.547%, 12/10/2041	451,652

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (110.2%)	Value
Commercial Mortgage-Backed Securities (8.1%) - continued
	Greenwich Capital Commercial Funding Corporation
$1,000,000	5.867%, 8/10/2017	$508,041
1,000,000	5.317%, 6/10/2036	831,943
	GS Mortgage Securities Corporation II
2,000,000	2.006%, 1/6/2009[b,d]	1,322,970
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
500,000	4.654%, 1/12/2037	433,598
1,500,000	5.336%, 5/15/2047	1,125,266
	LB-UBS Commercial Mortgage Trust
23,833	3.086%, 5/15/2027	23,781
700,000	4.786%, 10/15/2029	559,723
731,199	4.553%, 7/15/2030	676,943

	Total Commercial Mortgage- Backed Securities	14,150,925

Communications Services (2.2%)
	AT&T, Inc.
300,000	6.400%, 5/15/2038	321,354
	BellSouth Corporation
27,000	6.875%, 10/15/2031	28,070
	British Telecom plc
302,000	9.125%, 12/15/2030	321,008
	Cingular Wireless, Inc.
400,000	6.500%, 12/15/2011	401,598
	Cox Communications, Inc.
500,000	7.750%, 11/1/2010	490,758
135,000	6.450%, 12/1/2036[d]	117,387
	France Telecom SA
200,000	7.750%, 3/1/2011	210,461
	News America, Inc.
275,000	6.400%, 12/15/2035	254,171
	SBC Communications, Inc.
275,000	5.875%, 2/1/2012	280,215
	Telecom Italia Capital SA
800,000	5.250%, 10/1/2015	609,000
	Tele-Communications, Inc. (TCI Group)
425,000	7.875%, 8/1/2013	436,992
	Time Warner Cable, Inc.
300,000	7.300%, 7/1/2038	311,660
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	29,940

	Total Communications Services	3,812,614

Consumer Cyclical (0.9%)
	AOL Time Warner, Inc.
27,000	7.625%, 4/15/2031	26,536
	DaimlerChrysler North American Holdings Corporation
27,000	8.500%, 1/18/2031	19,743
	McDonald’s Corporation
325,000	6.300%, 3/1/2038	358,477
	Target Corporation
27,000	7.000%, 7/15/2031	24,802
	Wal-Mart Stores, Inc.
527,000	7.550%, 2/15/2030	635,931
	Walt Disney Company
500,000	5.625%, 9/15/2016	518,794

	Total Consumer Cyclical	1,584,283

Consumer Non-Cyclical (1.9%)
	Boston Scientific Corporation
275,000	7.000%, 11/15/2035	203,500
	Bunge Limited Finance Corporation
600,000	5.350%, 4/15/2014	430,449
	Coca-Cola HBC Finance BV
475,000	5.125%, 9/17/2013	463,841
	Genentech, Inc.
400,000	4.400%, 7/15/2010	404,516
	GlaxoSmithKline Capital, Inc.
300,000	6.375%, 5/15/2038	338,951
	Kellogg Company
600,000	4.250%, 3/6/2013	581,036
27,000	7.450%, 4/1/2031	32,989
	Kraft Foods, Inc.
27,000	6.500%, 11/1/2031	25,914
	Philip Morris International, Inc.
300,000	6.375%, 5/16/2038	312,019
	Wyeth
550,000	6.000%, 2/15/2036	590,098

	Total Consumer Non-Cyclical	3,383,313

Energy (1.4%)
	Anadarko Finance Company
500,000	6.750%, 5/1/2011	500,179
27,000	7.500%, 5/1/2031	23,875
	Burlington Resources, Inc.
500,000	6.500%, 12/1/2011	510,622
	Conoco, Inc.
27,000	6.950%, 4/15/2029	29,055
	Devon Financing Corporation, ULC
27,000	7.875%, 9/30/2031	29,730
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	379,301
	Petro-Canada
300,000	6.800%, 5/15/2038	226,390
	Valero Energy Corporation
500,000	4.750%, 6/15/2013	459,416
	XTO Energy, Inc.
275,000	6.375%, 6/15/2038	241,969

	Total Energy	2,400,537

Financials (7.7%)
	Abbey National plc
27,000	7.950%, 10/26/2029	23,518
	AIG SunAmerica Global Financing VI
500,000	6.300%, 5/10/2011[d]	429,935
	AXA SA
27,000	8.600%, 12/15/2030	17,679
	BAC Capital Trust XI
275,000	6.625%, 5/23/2036	254,117
	Bank One Corporation
900,000	5.900%, 11/15/2011	902,891

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (110.2%)	Value
Financials (7.7%) - continued
	BB&T Corporation
$600,000	6.500%, 8/1/2011	$607,314
	BNP Paribas SA
1,100,000	5.186%, 6/29/2015[d]	624,016
	Chubb Corporation
600,000	6.500%, 5/15/2038	572,793
	CIGNA Corporation
450,000	6.350%, 3/15/2018	401,603
	CIT Group, Inc.
725,000	4.750%, 12/15/2010	638,192
	Citigroup, Inc.
590,000	5.000%, 9/15/2014	518,953
250,000	4.700%, 5/29/2015	215,754
	General Electric Capital Corporation
500,000	3.000%, 12/9/2011	516,925
475,000	5.875%, 1/14/2038	464,958
	Goldman Sachs Group, Inc.
950,000	6.600%, 1/15/2012	937,332
	Household Finance Corporation
650,000	6.375%, 11/27/2012	635,947
	HSBC Finance Corporation
350,000	5.000%, 6/30/2015	310,673
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	317,022
	International Lease Finance Corporation
850,000	5.875%, 5/1/2013	567,463
	Marsh & McLennan Companies, Inc.
185,000	5.750%, 9/15/2015	164,784
	Merrill Lynch & Company, Inc.
475,000	5.000%, 2/3/2014	460,522
	MetLife, Inc.
200,000	5.000%, 6/15/2015	187,338
	Morgan Stanley Dean Witter & Company
850,000	6.750%, 4/15/2011	836,337
	Preferred Term Securities XXIII, Ltd.
1,219,057	2.196%, 3/23/2009[b,c]	510,175
	ProLogis Trust
500,000	5.500%, 3/1/2013	289,975
	Prudential Financial, Inc.
275,000	5.700%, 12/14/2036	171,397
	Rio Tinto Finance. Ltd.
500,000	7.125%, 7/15/2028	352,983
	Student Loan Marketing Corporation
500,000	4.000%, 1/15/2010	452,597
	Union Planters Corporation
550,000	4.375%, 12/1/2010	516,508
	Wachovia Bank NA
500,000	4.875%, 2/1/2015	478,700
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013	50

	Total Financials	13,378,451

Foreign (1.9%)
	African Development Bank
250,000	6.875%, 10/15/2015	303,002
	Codelco, Inc.
300,000	6.375%, 11/30/2012[d]	305,222
	Kreditanstalt fuer Wiederaufbau
600,000	3.750%, 6/27/2011	624,282
	Pemex Project Funding Master Trust
95,000	9.125%, 10/13/2010	99,988
	Republic of Italy
600,000	6.000%, 2/22/2011	642,600
200,000	4.375%, 6/15/2013	206,331
	United Mexican States
1,100,000	5.625%, 1/15/2017	1,100,000

	Total Foreign	3,281,425

Mortgage-Backed Securities (35.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,325	7.500%, 12/1/2009	2,360
4,914	6.500%, 10/1/2012	5,106
3,933	6.500%, 1/1/2013	4,087
6,514	6.000%, 9/1/2013	6,755
12,244	5.500%, 3/1/2014	12,724
24,364	6.000%, 4/1/2014	25,264
8,747	7.000%, 10/1/2014	9,162
14,143	6.500%, 3/1/2016	14,694
23,683	6.000%, 6/1/2016	24,558
33,071	6.000%, 9/1/2016	34,293
282,849	7.000%, 6/1/2017	296,244
485,676	5.500%, 12/1/2017	502,670
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,921	6.500%, 4/1/2024	5,165
7,447	7.000%, 5/1/2024	7,790
1,343	7.500%, 8/1/2025	1,420
15,679	8.500%, 11/1/2025	16,915
2,503	8.000%, 1/1/2026	2,656
3,633	7.000%, 4/1/2027	3,823
4,243	7.500%, 7/1/2027	4,484
6,915	7.000%, 8/1/2027	7,277
4,363	7.500%, 10/1/2027	4,608
5,396	7.000%, 5/1/2028	5,679
24,045	6.000%, 8/1/2028	24,944
11,435	6.500%, 2/1/2029	11,975
26,298	6.000%, 3/1/2029	27,249
10,814	7.000%, 7/1/2029	11,382
16,341	7.500%, 10/1/2029	17,233
8,518	7.500%, 11/1/2029	8,983
16,047	6.500%, 5/1/2031	16,764
66,422	6.000%, 6/1/2031	68,739
13,547	7.000%, 6/1/2031	14,237
12,997	7.000%, 6/1/2031	13,659
63,932	6.000%, 7/1/2031	66,162
14,799	7.000%, 9/1/2031	15,552
53,557	6.500%, 10/1/2031	55,950
284,022	6.000%, 1/1/2032	293,930
50,060	6.000%, 1/1/2032	51,806
24,080	7.000%, 5/1/2032	25,306
312,255	6.500%, 7/1/2032	325,819
232,699	6.500%, 10/1/2032	242,807
444,980	6.000%, 11/1/2032	460,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (110.2%)	Value
Mortgage-Backed Securities (35.5%) - continued
$7,000,000	5.000%, 1/1/2038[e]	$7,153,125
10,700,000	6.000%, 1/1/2038[e]	11,021,000
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,652	6.000%, 4/1/2011	1,718
554	7.500%, 7/1/2011	576
2,551	8.000%, 7/1/2012	2,687
4,451	6.500%, 12/1/2012	4,627
10,980	6.500%, 6/1/2013	11,416
19,268	6.000%, 12/1/2013	20,086
8,100,000	5.000%, 1/1/2023[e]	8,312,625
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,273	10.500%, 8/1/2020	7,197
5,636	8.000%, 12/1/2024	5,974
9,809	7.000%, 10/1/2025	10,388
28,768	6.500%, 11/1/2025	30,153
1,117	8.500%, 12/1/2025	1,205
6,066	7.500%, 1/1/2026	6,440
7,801	6.500%, 5/1/2026	8,170
4,672	8.000%, 9/1/2026	4,952
5,255	7.500%, 2/1/2027	5,577
3,776	7.000%, 3/1/2027	3,999
10,434	6.500%, 8/1/2027	10,926
1,330	7.500%, 11/1/2027	1,410
7,079	9.000%, 11/1/2027	7,745
4,266	7.000%, 1/1/2028	4,518
64,978	7.500%, 2/1/2028	68,924
10,228	6.000%, 5/1/2028	10,601
3,035	6.500%, 9/1/2028	3,177
14,484	7.000%, 10/1/2028	15,322
41,696	7.500%, 11/1/2028	44,252
82,329	6.000%, 12/1/2028	85,330
4,974	7.000%, 12/1/2028	5,262
12,475	6.500%, 2/1/2029	13,056
44,714	6.000%, 3/1/2029	46,344
21,258	7.000%, 3/1/2029	22,491
53,231	6.500%, 4/1/2029	55,710
4,324	6.500%, 8/1/2029	4,525
13,039	7.500%, 8/1/2029	13,810
19,169	7.000%, 10/1/2029	20,280
11,451	7.500%, 12/1/2029	12,128
7,518	8.000%, 4/1/2030	7,985
4,842	7.500%, 12/1/2030	5,126
81,697	6.000%, 5/1/2031	84,496
172,793	6.500%, 4/1/2032	180,298
159,508	6.500%, 5/1/2032	166,436
90,215	7.000%, 5/1/2032	95,465
553,996	6.500%, 7/1/2032	578,061
269,676	6.500%, 8/1/2032	281,390
29,400,000	5.500%, 1/1/2039[e]	30,135,000
	Government National Mortgage Association 15-Yr. Pass Through
1,469	6.500%, 6/15/2009	1,513
21,033	7.000%, 9/15/2013	22,166
	Government National Mortgage Association 30-Yr. Pass Through
5,633	7.500%, 3/15/2023	5,971
4,389	7.000%, 1/15/2024	4,651
2,841	9.000%, 9/15/2024	3,039
6,546	8.000%, 6/15/2025	6,964
1,963	8.000%, 9/15/2026	2,089
9,185	7.500%, 3/15/2027	9,733
8,368	7.500%, 10/15/2027	8,867
7,972	7.000%, 11/15/2027	8,447
7,488	7.000%, 1/15/2028	7,928
12,514	6.500%, 7/15/2028	13,153
12,355	7.000%, 8/15/2028	13,081
50,823	7.500%, 11/15/2028	53,856
12,162	6.500%, 12/15/2028	12,784
49,813	6.500%, 3/15/2029	52,357
10,908	6.500%, 4/15/2029	11,465
10,153	8.000%, 10/15/2030	10,820
14,387	7.500%, 1/15/2031	15,283
6,483	7.000%, 4/15/2031	6,856
28,418	6.500%, 6/15/2031	29,870
24,169	7.000%, 9/15/2031	25,558
292,597	6.500%, 1/15/2032	307,544
39,556	6.500%, 4/15/2032	41,576

	Total Mortgage-Backed Securities	62,017,871

Municipals (0.7%)
	Hydro-Quebec
27,000	8.400%, 1/15/2022	40,068
	Province of Nova Scotia
250,000	7.250%, 7/27/2013	296,152
	Province of Quebec
400,000	4.875%, 5/5/2014	415,716
400,000	7.500%, 7/15/2023	537,883

	Total Municipals	1,289,819

Technology (0.3%)
	International Business Machines Corporation
500,000	4.250%, 9/15/2009	507,109

	Total Technology	507,109

Transportation (0.3%)
	Union Pacific Corporation
500,000	7.000%, 2/1/2016	519,486

	Total Transportation	519,486

U.S. Government (34.3%)
	Federal Farm Credit Bank
1,000,000	5.375%, 7/18/2011	1,096,641
	Federal Home Loan Banks
3,000,000	3.625%, 7/1/2011	3,170,088
1,000,000	4.625%, 10/10/2012	1,081,841
1,000,000	3.625%, 5/29/2013[f]	1,048,206
850,000	4.500%, 9/16/2013	926,297
	Federal Home Loan Mortgage Corporation
1,050,000	6.000%, 6/15/2011	1,163,704
1,000,000	5.125%, 7/15/2012	1,104,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (110.2%)	Value
U.S. Government (34.3%) - continued
$500,000	3.750%, 6/28/2013	$532,451
3,200,000	5.125%, 11/17/2017[f]	3,707,696
1,000,000	5.000%, 12/14/2018	1,036,515
700,000	6.750%, 3/15/2031	1,026,507
	Federal National Mortgage Association
2,000,000	6.125%, 3/15/2012	2,271,538
1,000,000	5.000%, 4/15/2015[f]	1,133,173
500,000	5.960%, 9/11/2028	660,238
100,000	6.250%, 5/15/2029	136,539
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	288,596
	Tennessee Valley Authority
250,000	6.000%, 3/15/2013	283,358
	U.S. Treasury Bonds
4,200,000	7.250%, 5/15/2016[f]	5,623,733
4,500,000	5.250%, 11/15/2028	5,941,404
	U.S. Treasury Notes
3,000,000	6.000%, 8/15/2009	3,104,064
2,000,000	3.625%, 1/15/2010	2,069,922
2,750,000	4.375%, 12/15/2010	2,953,456
2,945,000	5.000%, 2/15/2011	3,219,483
4,500,000	4.500%, 11/30/2011[f]	4,956,678
500,000	4.375%, 8/15/2012[f]	560,390
1,000,000	2.875%, 1/31/2013[f]	1,073,516
1,000,000	2.000%, 11/30/2013	1,025,938
2,500,000	4.250%, 8/15/2014	2,873,437
3,175,000	4.500%, 2/15/2016[f]	3,737,572
400,000	4.625%, 2/15/2017	473,062
600,000	4.500%, 5/15/2017	704,063
375,000	4.250%, 11/15/2017	436,846
450,000	3.750%, 11/15/2018	509,413

	Total U.S. Government	59,930,945

Utilities (1.6%)
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	330,857
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	228,697
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	25,542
	National Rural Utilities Cooperative Finance
27,000	8.000%, 3/1/2032	26,613
	Oncor Electric Delivery Company
475,000	6.375%, 1/15/2015	454,986
	Oneok Partners, LP
275,000	6.650%, 10/1/2036	213,077
	Progress Energy, Inc.
400,000	7.000%, 10/30/2031	370,585
	Public Service Company of Colorado
600,000	7.875%, 10/1/2012	630,997
	Southern California Edison Company
225,000	5.000%, 1/15/2014	229,024
	Xcel Energy, Inc.
275,000	6.500%, 7/1/2036	252,483

	Total Utilities	2,762,861

	Total Long-Term Fixed Income (cost $204,155,809)	192,317,530

Shares	Collateral Held for Securities Loaned (9.7%)	Value
17,005,159	Thrivent Financial Securities Lending Trust	17,005,159

	Total Collateral Held for Securities Loaned (cost $17,005,159)	17,005,159

Shares or Principal Amount	Short-Term Investments (21.3%)[g]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.010%, 1/6/2009	4,999,993
4,910,000	0.040%, 1/12/2009	4,909,940
4,350,000	0.070%, 1/13/2009	4,349,899
	Federal National Mortgage Association Discount Notes
10,265,000	0.050%, 1/27/2009	10,264,629
12,754,279	Thrivent Money Market Portfolio	12,754,279

	Total Short-Term Investments (at amortized cost)	37,278,740

	Total Investments (cost $258,439,708) 141.2%	$246,601,429

	Other Assets and Liabilities, Net (41.2%)	(71,952,409)

	Total Net Assets 100.0%	$174,649,020

a	All or a portion of the security is insured or guaranteed.

b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,500,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,219,057
Wachovia Asset Securitization, Inc.	3/16/2007	1,705,379

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2008

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $5,324,775 or 3.0% of total net assets.

e	Denotes investments purchased on a when-issued or delayed delivery basis.

f	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

g	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,046,718
Gross unrealized depreciation	(19,962,409)

Net unrealized appreciation (depreciation)	$(11,915,691)
Cost for federal income tax purposes	$258,517,120

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Bond Index Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$29,759,438	$—
Level 2	215,500,276	—
Level 3	1,341,715	—

Totals (Level 1,2,3)	$246,601,429	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Bond Index Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value December 31, 2007	$1,996,120	$—
Accrued Discounts/Premiums	—	—
Realized Gain/(Loss)	(10,352)	—
Change in Unrealized Gain/(Loss)	(823,030)	—
Net Purchases/Sales	(1,000,622)	—
Transfers In and/or Out of Level 3	1,179,599	—

Value December 31, 2008	$1,341,715	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$21,567,103	$80,489,461	$89,302,285	12,754,279	$12,754,279	$635,831
Thrivent Financial Securities Lending Trust	55,206,278	90,564,971	128,766,090	17,005,159	17,005,159	453,599
Total Value and Income Earned	76,773,381				29,759,438	1,089,430

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Bank Loans (0.4%)[a]	Value
Communications Services (0.4%)
	Alltel Communications, Inc., Term Loan
$3,291,667	4.371%, 5/15/2015	$3,237,354

	Total Communications Services	3,237,354

	Total Bank Loans (cost $3,162,549)	3,237,354

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Asset-Backed Securities (24.4%)
	Americredit Automobile Receivables Trust
2,176,058	1.956%, 1/6/2009[b,c]	1,922,344
3,538,244	3.430%, 7/6/2011[b]	3,333,846
5,000,000	5.490%, 7/6/2012[b]	4,704,655
	Bank of America Credit Card Trust
9,500,000	4.070%, 7/16/2012	9,161,867
	BMW Vehicle Lease Trust
9,000,000	4.590%, 8/15/2013	8,704,377
	Cabela’s Master Credit Card Trust
7,500,000	4.310%, 12/16/2013[d]	7,008,908
	Capital Auto Receivables Asset Trust
6,873,881	5.380%, 7/15/2010	6,628,656
7,061,167	4.980%, 5/15/2011	6,938,614
	Carmax Auto Owner Trust
8,250,000	1.595%, 1/15/2009[c]	7,772,383
	Citibank Credit Card Issuance Trust
7,000,000	4.850%, 2/10/2011	6,996,584
	CNH Equipment Trust
5,000,000	1.795%, 1/15/2009[c]	4,775,915
5,856,764	4.400%, 5/16/2011	5,736,548
	Countrywide Asset-Backed Certificates
3,021,459	5.549%, 4/25/2036[b]	2,508,303
5,000,000	5.683%, 10/25/2046	4,156,590
	Countrywide Home Loans Asset-Backed Securities
4,500,000	6.085%, 6/25/2021[b]	1,930,991
	CPL Transition Funding, LLC
2,807,556	5.560%, 1/15/2012	2,839,787
	Credit Acceptance Auto Dealer Loan Trust
1,865,302	5.320%, 10/15/2012[b,d]	1,843,902
	Credit Based Asset Servicing and Securitization, LLC
4,223,492	5.501%, 12/25/2036	3,503,741
	DaimlerChrysler Auto Trust
1,686,435	5.330%, 8/8/2010	1,674,518
9,500,000	5.000%, 2/8/2012	9,027,536
	Discover Card Master Trust
9,500,000	5.100%, 10/15/2013	8,928,252
	Drive Auto Receivables Trust
781,301	5.300%, 7/15/2011[b,d]	777,008
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[e,f]	22
	First Horizon ABS Trust
1,074,935	0.601%, 1/26/2009[b,c]	586,778
	Ford Credit Auto Owner Trust
3,500,000	5.150%, 11/15/2011	3,361,498
	GE Commercial Loan Trust
26,790	4.563%, 1/20/2009[c,d]	26,522
	GMAC Mortgage Corporation Loan Trust
6,087,322	0.541%, 1/26/2009[b,c]	2,113,597
535,436	0.571%, 1/26/2009[b,c]	490,360
2,550,802	0.651%, 1/26/2009[b,c]	1,345,660
5,500,000	5.750%, 10/25/2036[b]	3,767,852
	Harley Davidson Motorcycle Trust
8,500,000	1.545%, 1/15/2009[c]	8,133,072
1,626,462	5.240%, 1/15/2012	1,616,942
1,067,497	3.200%, 5/15/2012	1,060,033
	Honda Auto Receivables Owner Trust
4,000,000	4.470%, 1/18/2012	3,824,336
	Household Home Equity Loan Trust
6,500,000	5.320%, 3/20/2036	5,796,349
3,500,000	5.660%, 3/20/2036	3,117,149
	Merna Re, Ltd.
7,500,000	3.209%, 3/31/2009[c,d]	6,771,750
	Merrill Auto Trust Securitization
9,000,000	5.500%, 3/15/2012	8,740,071
	Mortgage Equity Conversion Asset Trust
6,870,219	1.830%, 1/25/2009[c,e]	6,510,220
6,905,420	1.850%, 1/25/2009[c,e]	6,535,980
	Nissan Auto Receivables Owner Trust
135,973	4.740%, 9/15/2009	135,919
6,000,000	5.030%, 5/16/2011	5,903,154
6,500,000	4.280%, 7/15/2013	5,863,540
	Nomura Asset Acceptance Corporation
245,161	0.611%, 1/26/2009[c,d]	200,096
	PG&E Energy Recovery Funding, LLC
329,850	3.870%, 6/25/2011	330,185
	Popular ABS Mortgage Pass- Through Trust
421,596	4.000%, 12/25/2034	407,244
	Renaissance Home Equity Loan Trust
4,665,000	5.608%, 5/25/2036	4,389,266
	Residential Asset Mortgage Products, Inc.
1,594,422	4.547%, 12/25/2034	1,102,632
	Residential Asset Securities Corporation
1,618,392	5.010%, 4/25/2033	1,270,316
	Residential Funding Mortgage Securities
1,234,130	4.470%, 7/25/2018[b]	1,126,182
	Santander Drive Auto Receivables Trust
4,415,508	5.050%, 9/15/2011[b]	4,302,727

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Asset-Backed Securities (24.4%) - continued
	SLM Student Loan Trust
$352,068	3.545%, 1/26/2009[c]	$350,514
	USAA Auto Owner Trust
7,000,000	4.500%, 10/15/2013	6,255,228
	Wachovia Asset Securitization, Inc.
2,131,724	0.611%, 1/26/2009[b,c,e]	807,529
	Wachovia Auto Loan Owner Trust
3,040,975	5.230%, 8/22/2011[d]	3,008,363
	Wachovia Auto Owner Trust
9,500,000	4.810%, 9/20/2012	9,000,234
	Washington Mutual Master Note Trust
9,000,000	1.225%, 1/15/2009[c,d]	7,658,118

	Total Asset-Backed Securities	226,784,763

Basic Materials (1.1%)
	ArcelorMittal
2,000,000	5.375%, 6/1/2013	1,508,292
	E.I. Du Pont de Nemours & Company
3,350,000	5.875%, 1/15/2014	3,449,063
	Lubrizol Corporation
2,400,000	4.625%, 10/1/2009	2,357,374
	Nucor Corporation
2,700,000	5.000%, 6/1/2013	2,673,634

	Total Basic Materials	9,988,363

Capital Goods (3.1%)
	Caterpillar Financial Services Corporation
1,000,000	4.850%, 12/7/2012	948,789
3,350,000	6.200%, 9/30/2013[g]	3,453,572
	General Dynamics Corporation
2,350,000	5.250%, 2/1/2014	2,408,329
	John Deere Capital Corporation
2,500,000	4.400%, 7/15/2009	2,502,060
1,700,000	5.350%, 1/17/2012	1,674,706
10,000,000	2.875%, 6/19/2012[g]	10,284,910
	Litton Industries, Inc.
3,350,000	8.000%, 10/15/2009	3,382,110
	Lockheed Martin Corporation
2,750,000	4.121%, 3/14/2013	2,680,763
	Textron Financial Corporation
2,100,000	5.125%, 2/3/2011	1,580,533

	Total Capital Goods	28,915,772

Collateralized Mortgage Obligations (6.8%)
	American Home Mortgage Assets Trust
4,508,789	3.213%, 1/1/2009[c]	1,534,304
	Banc of America Mortgage Securities, Inc.
2,495,987	4.802%, 9/25/2035	1,858,288
	Bear Stearns Adjustable Rate Mortgage Trust
2,963,194	4.625%, 8/25/2010[c]	2,267,928
	Chase Mortgage Finance Corporation
3,960,905	4.567%, 2/25/2037	3,219,713
	Chaseflex Trust
4,534,468	6.500%, 2/25/2035	3,370,493
	Citigroup Mortgage Loan Trust, Inc.
574,652	5.536%, 3/25/2036	569,854
	Commercial Mortgage Acceptance Corporation
1,554,334	7.030%, 6/15/2031	1,548,595
	Countrywide Alternative Loan Trust
3,521,095	5.500%, 2/25/2036	2,276,229
3,534,365	6.000%, 1/25/2037	2,416,675
	Countrywide Home Loans, Inc.
3,589,345	5.334%, 3/20/2036	1,824,206
3,482,750	5.805%, 9/20/2036	1,600,128
	Deutsche Alt-A Securities, Inc.
5,892,189	3.026%, 1/1/2009[c]	2,519,823
	HomeBanc Mortgage Trust
2,659,729	5.979%, 4/25/2037	1,375,681
	Impac CMB Trust
1,555,714	0.731%, 1/26/2009[c]	610,174
1,096,679	0.791%, 1/26/2009[c]	428,879
	J.P. Morgan Alternative Loan Trust
5,521,893	5.801%, 3/25/2036	2,766,739
	J.P. Morgan Mortgage Trust
4,651,826	5.005%, 7/25/2035	2,987,570
	Merrill Lynch Mortgage Investors, Inc.
3,488,379	4.870%, 6/25/2035	2,421,528
	Residential Accredit Loans, Inc.
2,460,543	5.595%, 9/25/2035	1,345,479
	Thornburg Mortgage Securities Trust
2,120,987	0.581%, 1/26/2009[c]	1,758,434
	Wachovia Mortgage Loan Trust, LLC
3,188,471	5.564%, 5/20/2036	2,302,799
	Washington Mutual Alternative Loan Trust
6,737,915	3.006%, 1/1/2009[c]	2,471,083
4,602,763	3.196%, 1/1/2009[c]	1,754,763
	Washington Mutual Mortgage Pass-Through Certificates
4,820,882	3.136%, 1/1/2009[c]	1,519,185
1,703,433	0.761%, 1/25/2009[c]	930,374
1,763,213	4.833%, 9/25/2035	1,211,955
	Washington Mutual, Inc.
4,981,170	2.996%, 1/1/2009[c]	1,842,015
4,592,346	3.076%, 1/1/2009[c]	1,725,552
	Wells Fargo Mortgage Backed Securities Trust
8,500,000	3.732%, 9/25/2034	8,335,559
895,423	4.950%, 3/25/2036	585,527
1,505,797	5.093%, 3/25/2036	1,079,116

	Total Collateralized Mortgage Obligations	62,458,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Commercial Mortgage-Backed Securities (10.5%)
	Banc of America Commercial Mortgage, Inc.
$5,135,000	5.001%, 9/10/2010	$4,643,365
661,212	4.037%, 11/10/2039	657,546
	Banc of America Large Loan Trust
5,881,462	1.305%, 1/15/2009[c,d]	4,664,558
7,000,000	1.405%, 1/15/2009[c,d]	5,268,158
	Bear Stearns Commercial Mortgage Securities, Inc.
4,000,000	1.345%, 1/15/2009[c,e]	3,034,188
7,751,232	3.869%, 2/11/2041	7,725,792
7,522,540	5.422%, 9/11/2042	6,882,221
	Citigroup Commercial Mortgage Trust
10,527	1.265%, 1/15/2009[c,d]	9,121
	Commercial Mortgage Pass-Through Certificates
90,066	1.295%, 1/15/2009[c,d]	80,536
8,000,000	1.375%, 1/15/2009[c,e]	4,779,904
	Credit Suisse First Boston Mortgage Securities Corporation
6,000,000	4.609%, 2/15/2038	5,601,684
7,699,653	3.382%, 5/15/2038	7,358,112
	Crown Castle International Corporation
6,500,000	5.245%, 11/15/2036[d]	5,405,010
	General Electric Commercial Mortgage Corporation
2,066,273	4.591%, 7/10/2045	2,003,483
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,004,432	2.790%, 1/12/2039	995,432
9,100,000	5.198%, 12/15/2044	8,150,251
	LB-UBS Commercial Mortgage Trust
10,313	3.323%, 3/15/2027	10,282
1,152,186	4.207%, 11/15/2027	1,120,506
4,031,372	4.567%, 6/15/2029	3,997,303
9,060,000	4.187%, 8/15/2029	8,887,715
1,418,504	4.741%, 9/15/2040	1,393,105
	TIAA Real Estate CDO, Ltd.
8,000,000	5.806%, 8/15/2039	6,513,752
	Wachovia Bank Commercial Mortgage Trust
5,360,311	3.894%, 11/15/2035	5,344,005
	Washington Mutual Asset Securities Corporation
3,003,231	3.830%, 1/25/2035[d]	2,847,601

	Total Commercial Mortgage-Backed Securities	97,373,630

Communications Services (4.2%)
	Alltel Corporation
2,675,000	7.000%, 7/1/2012	2,661,625
3,400,000	6.500%, 11/1/2013	3,332,000
	Ameritech Capital Funding Corporation
2,800,000	6.250%, 5/18/2009	2,832,306
	AT&T, Inc.
1,250,000	4.950%, 1/15/2013	1,256,908
2,700,000	6.700%, 11/15/2013	2,860,169
	British Telecom plc
2,000,000	8.625%, 12/15/2010	2,057,398
	Comcast Cable Communications, Inc.
2,100,000	6.875%, 6/15/2009	2,109,841
	Cox Communications, Inc.
1,760,000	7.875%, 8/15/2009	1,730,061
1,400,000	4.625%, 1/15/2010	1,354,662
	GTE Corporation
2,450,000	7.510%, 4/1/2009	2,459,021
	Rogers Cable, Inc.
2,620,000	7.875%, 5/1/2012	2,614,878
	SBC Communications, Inc.
2,500,000	4.125%, 9/15/2009	2,510,242
	Telecom Italia Capital SA
1,400,000	6.200%, 7/18/2011	1,242,500
	Thomson Reuters Corporation
2,000,000	5.950%, 7/15/2013	1,862,056
	Time Warner Cable, Inc.
2,400,000	5.400%, 7/2/2012	2,240,993
2,000,000	6.200%, 7/1/2013	1,891,790
2,000,000	8.250%, 2/14/2014	2,028,932
	Verizon Communications, Inc.
1,350,000	4.350%, 2/15/2013	1,305,700

	Total Communications Services	38,351,082

Consumer Cyclical (3.3%)
	CVS Caremark Corporation
2,700,000	2.503%, 3/2/2009[c]	2,484,300
	CVS Corporation
2,800,000	4.000%, 9/15/2009	2,766,047
	D.R. Horton, Inc.
2,100,000	8.000%, 2/1/2009	2,104,088
	Ford Motor Credit Company
4,000,000	7.375%, 10/28/2009	3,512,884
	May Department Stores Company
2,100,000	4.800%, 7/15/2009	1,990,458
	McDonald’s Corporation
2,725,000	4.300%, 3/1/2013	2,782,372
	MGM MIRAGE
3,940,000	13.000%, 11/15/2013[d,g]	3,752,850
	Nissan Motor Acceptance Corporation
2,800,000	4.625%, 3/8/2010[d]	2,772,753
	SLM Private Credit Student Loan Trust
2,144,465	2.006%, 3/16/2009[c]	1,923,304
	Wal-Mart Stores, Inc.
1,300,000	4.250%, 4/15/2013[g]	1,338,063
	Walt Disney Company
5,400,000	4.705%, 1/16/2009[c]	5,301,877

	Total Consumer Cyclical	30,728,996

Consumer Non-Cyclical (3.7%)
	Abbott Laboratories
1,400,000	5.150%, 11/30/2012	1,494,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Consumer Non-Cyclical (3.7%) - continued
	Altria Group, Inc.
$2,700,000	8.500%, 11/10/2013	$2,796,509
	AstraZeneca plc
1,375,000	5.400%, 9/15/2012	1,452,118
	Bottling Group, LLC
3,350,000	6.950%, 3/15/2014	3,637,447
	Cargill, Inc.
2,000,000	5.200%, 1/22/2013[d]	1,832,190
	Diageo Capital plc
3,000,000	7.375%, 1/15/2014	3,195,753
	Fortune Brands, Inc.
2,000,000	5.125%, 1/15/2011	1,921,012
	H. J. Heinz Company
3,300,000	15.590%, 12/1/2011[d]	3,689,796
	Kellogg Company
2,750,000	5.125%, 12/3/2012	2,749,070
	Kroger Company
2,475,000	7.250%, 6/1/2009	2,501,022
	Philip Morris International, Inc.
3,700,000	6.875%, 3/17/2014	3,888,286
	President and Fellows of Harvard College
5,000,000	5.000%, 1/15/2014[d]	5,184,500

	Total Consumer Non-Cyclical	34,341,859

Energy (1.8%)
	Energy Transfer Partners, LP
2,000,000	6.000%, 7/1/2013	1,779,072
	Enterprise Products Operating, LP
1,000,000	4.625%, 10/15/2009	968,541
2,700,000	9.750%, 1/31/2014	2,749,377
	Occidental Petroleum Corporation
2,000,000	7.000%, 11/1/2013	2,182,890
	Premcor Refining Group, Inc.
2,100,000	6.125%, 5/1/2011	2,128,638
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
1,250,000	5.832%, 9/30/2016[d]	930,562
	Sempra Energy
3,400,000	7.950%, 3/1/2010	3,436,037
	Transocean, Inc.
1,350,000	5.250%, 3/15/2013	1,253,875
	Western Oil Sands, Inc.
1,350,000	8.375%, 5/1/2012	1,288,767

	Total Energy	16,717,759

Financials (25.3%)
	Allstate Life Global Funding Trust
2,000,000	5.375%, 4/30/2013	1,968,796
	American Express Centurion Bank
2,000,000	5.200%, 11/26/2010	1,941,480
	American Express Company
10,000,000	3.150%, 12/9/2011[g]	10,079,610
3,350,000	5.875%, 5/2/2013	3,215,913
	Australia & New Zealand Banking Group, Ltd.
3,350,000	6.200%, 7/19/2013[d]	3,241,326
	Bank of America Corporation
10,000,000	3.125%, 6/15/2012	10,391,820
	Bank of New York Mellon Corporation
3,400,000	4.950%, 11/1/2012	3,451,908
	Bear Stearns Companies, Inc.
2,000,000	4.550%, 6/23/2010	1,997,030
	Berkshire Hathaway Finance Corporation
1,350,000	5.000%, 8/15/2013	1,373,275
	Capmark Financial Group, Inc.
1,650,000	5.875%, 5/10/2012	562,635
	CIT Group, Inc.
2,400,000	5.200%, 11/3/2010	2,079,845
1,000,000	7.625%, 11/30/2012	844,169
	Citigroup, Inc.
3,400,000	5.125%, 2/14/2011	3,318,373
10,000,000	2.875%, 12/9/2011	10,311,720
2,000,000	5.500%, 4/11/2013	1,947,368
3,350,000	8.400%, 4/30/2018	2,211,971
	CME Group, Inc.
2,700,000	5.400%, 8/1/2013	2,681,961
	Corestates Capital Trust I
700,000	8.000%, 12/15/2026[d]	574,924
	Credit Suisse New York, NY
2,000,000	5.000%, 5/15/2013	1,924,862
	Developers Diversified Realty Corporation
1,400,000	4.625%, 8/1/2010	986,252
	Fifth Third Bancorp
1,325,000	6.250%, 5/1/2013	1,228,943
	General Electric Capital Corporation
2,100,000	5.200%, 2/1/2011	2,126,897
10,000,000	3.000%, 12/9/2011	10,338,500
2,000,000	4.800%, 5/1/2013	1,967,784
	Goldman Sachs Group, Inc.
6,500,000	1.578%, 3/23/2009[c]	6,190,106
2,100,000	6.875%, 1/15/2011	2,115,340
10,000,000	3.250%, 6/15/2012[g]	10,433,212
	Goldman Sachs Group, Inc., Convertible
5,000,000	1.000%, 1/31/2015[h]	4,136,500
2,500,000	1.000%, 5/7/2015[h]	2,029,750
	HSBC USA, Inc.
10,000,000	3.125%, 12/16/2011	10,385,060
	International Lease Finance Corporation
2,050,000	5.750%, 6/15/2011	1,495,032
3,350,000	5.000%, 9/15/2012	2,308,512
	iSTAR Financial, Inc.
1,500,000	4.875%, 1/15/2009	1,500,021
	J.P. Morgan Chase & Company
3,350,000	6.750%, 2/1/2011	3,434,329
1,600,000	5.600%, 6/1/2011	1,607,552
10,000,000	3.125%, 12/1/2011	10,388,990
	Keybank National Association
10,000,000	3.200%, 6/15/2012[g]	10,389,640
	Lehman Brothers Holdings E- Capital Trust I
3,500,000	Zero Coupon, 8/19/2010[i]	350
	Lehman Brothers Holdings, Inc.
1,700,000	5.250%, 2/6/2012[i]	161,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (99.1%)	Value
Financials (25.3%) - continued
	Lincoln National Corporation
$1,200,000	5.650%, 8/27/2012	$988,920
	Merrill Lynch & Company, Inc.
6,500,000	3.079%, 2/5/2009[c]	6,167,772
2,000,000	6.150%, 4/25/2013	1,981,778
	Metropolitan Life Global Funding
2,680,000	5.125%, 4/10/2013[d]	2,497,114
	Monumental Global Funding, Ltd.
1,330,000	5.500%, 4/22/2013[d]	1,254,733
	Morgan Stanley
3,250,000	5.033%, 1/15/2009[c]	3,027,827
1,350,000	5.050%, 1/21/2011	1,296,667
1,350,000	5.250%, 11/2/2012[g]	1,227,790
	Nations Bank Capital Trust IV
6,300,000	8.250%, 4/15/2027	5,211,656
	Northern Trust Company
2,000,000	5.500%, 8/15/2013	2,053,538
	Protective Life Secured Trust
2,000,000	4.000%, 10/7/2009	1,933,920
	Prudential Financial, Inc., Convertible
4,575,000	0.366%, 3/15/2009[c]	4,330,237
	Regions Bank
10,000,000	3.250%, 12/9/2011[g]	10,403,610
	Rio Tinto Finance. Ltd.
2,000,000	5.875%, 7/15/2013	1,593,026
	Simon Property Group, LP
3,300,000	4.600%, 6/15/2010	2,941,320
	SLM Corporation
2,400,000	4.000%, 1/15/2009	2,399,524
	Sovereign Bank
6,600,000	2.750%, 1/17/2012	6,770,683
	State Street Capital Trust II
2,000,000	8.250%, 3/15/2011	1,545,180
	Suntrust Bank
10,000,000	3.000%, 11/16/2011	10,341,040
	Swedbank AB
6,600,000	3.000%, 12/22/2011[d,g]	6,650,490
	UnitedHealth Group, Inc.
2,000,000	5.500%, 11/15/2012	1,822,560
	Wachovia Capital Trust III
700,000	5.800%, 3/15/2011	413,000
	Wachovia Corporation
1,605,000	6.150%, 3/15/2009	1,602,565
2,000,000	5.500%, 5/1/2013	1,977,682
	Wells Fargo & Company
2,000,000	2.096%, 3/16/2009[c]	1,979,240
675,000	4.375%, 1/31/2013	660,971
	Wells Fargo Capital XIII
2,000,000	7.700%, 3/26/2013	1,650,622
	Wells Fargo Capital XV
2,000,000	9.750%, 9/26/2013	2,020,000

	Total Financials	234,086,721

Foreign (0.5%)
	Corporacion Andina de Fomento
5,000,000	5.750%, 1/12/2017	4,181,460

	Total Foreign	4,181,460

Mortgage-Backed Securities (1.2%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,000,000	6.000%, 1/1/2039[j]	3,088,125
8,000,000	6.500%, 1/1/2039[j]	8,307,504

	Total Mortgage-Backed Securities	11,395,629

Technology (1.0%)
	Hewlett-Packard Company
2,700,000	4.500%, 3/1/2013	2,740,727
	International Business Machines Corporation
4,000,000	6.500%, 10/15/2013[g]	4,384,932
	Sun Microsystems, Inc.
700,000	7.650%, 8/15/2009[g]	682,500
	Xerox Corporation
2,100,000	5.500%, 5/15/2012	1,759,905

	Total Technology	9,568,064

Transportation (1.0%)
	Delta Air Lines, Inc.
1,375,000	7.111%, 9/18/2011	1,100,000
	FedEx Corporation
1,300,000	3.500%, 4/1/2009	1,295,533
	Norfolk Southern Corporation
3,125,000	6.200%, 4/15/2009	3,128,991
	Northwest Airlines, Inc.
2,400,000	6.841%, 4/1/2011	1,968,000
	Union Pacific Corporation
1,150,000	6.125%, 1/15/2012	1,119,809
800,000	5.450%, 1/31/2013	775,967

	Total Transportation	9,388,300

U.S. Government (8.6%)
	Federal Home Loan Banks
7,500,000	4.625%, 10/10/2012[g]	8,113,807
	Federal Home Loan Mortgage Corporation
4,242,084	0.511%, 1/26/2009[c]	4,026,666
	Federal National Mortgage Association
10,000,000	4.625%, 5/1/2013	10,360,100
	U.S. Treasury Notes
18,000,000	2.125%, 1/31/2010	18,329,760
1,525,000	2.750%, 2/28/2013	1,629,368
	U.S. Treasury Notes, TIPS
38,789,888	2.000%, 7/15/2014[g]	36,683,713

	Total U.S. Government	79,143,414

U.S. Municipals (0.9%)
	Denver, Colorado City & County Airport Revenue Bonds
5,500,000	5.250%, 5/15/2010	5,569,355
	Houston, Texas Utility System Revenue Bonds
1,350,000	5.000%, 5/15/2011	1,409,724

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (99.1%)	Value
U.S. Municipals (0.9%) - continued
	South Carolina State Public Service Authority Revenue Bonds
$1,350,000	5.750%, 1/1/2014[k]	$1,427,787

	Total U.S. Municipals	8,406,866

Utilities (1.7%)
	Carolina Power & Light, Inc.
2,700,000	5.950%, 3/1/2009	2,703,618
	Cleveland Electric Illuminating Company
625,000	7.430%, 11/1/2009	630,155
	Duke Energy Carolinas, LLC
2,700,000	5.750%, 11/15/2013	2,792,429
	National Rural Utilities Cooperative Finance Corporation
2,650,000	5.500%, 7/1/2013	2,568,531
	Oncor Electric Delivery Company
2,700,000	5.950%, 9/1/2013[d]	2,518,098
	Pacific Gas & Electric Company
1,000,000	3.600%, 3/1/2009[l]	997,225
	Power Receivables Finance, LLC
370,194	6.290%, 1/1/2012[e]	362,635
	Virginia Electric & Power Company
2,000,000	4.500%, 12/15/2010	1,973,892
1,360,000	5.100%, 11/30/2012	1,329,566

	Total Utilities	15,876,149

	Total Long-Term Fixed Income (cost $1,008,060,947)	917,707,475

Shares	Preferred Stock (0.3%)	Value
Financials (0.3%)
50,250	Allegro Investment Corporation SA, Reverse Convertible, 20.000%[d,h,m]	1,687,837
94,063	Credit Suisse NY, Convertible, Zero Coupon[h,m]	1,103,359

	Total Financials	2,791,196

U.S. Government (<0.1%)
148,505	Federal National Mortgage Association, 8.250%	123,259

	Total U.S. Government	123,259

	Total Preferred Stock (cost $7,948,206)	2,914,455

Contracts	Options Purchased (0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
440	$121.50, expires 2/20/2009	$426,250

	Total Options Purchased (cost $296,945)	426,250

Shares	Collateral Held for Securities Loaned (11.3%)	Value
105,038,013	Thrivent Financial Securities Lending Trust	105,038,013

	Total Collateral Held for Securities Loaned (cost $105,038,013)	105,038,013

Shares or Principal Amount	Short-Term Investments (1.0%)[n]	Value
	Federal National Mortgage Association Discount Notes
7,900,000	0.411%, 5/14/2009[l,o]	7,888,099
1,334,891	Thrivent Money Market Portfolio	1,334,891

	Total Short-Term Investments (at amortized cost)	9,222,990

	Total Investments (cost $1,133,729,650) 112.2%	$1,038,546,537

	Other Assets and Liabilities, Net (12.2%)	(112,607,017)

	Total Net Assets 100.0%	$925,939,520

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility as discussed in item 2(U) in the Notes to Financial Statements.

b	All or a portion of the security is insured or guaranteed.

c	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $82,156,824 or 8.9% of total net assets.

e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost

Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$4,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	8,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	214,738
Mortgage Equity Conversion Asset Trust	2/14/2007	6,870,219
Mortgage Equity Conversion Asset Trust	1/18/2007	6,905,420
Power Receivables Finance, LLC	9/30/2003	370,085
Wachovia Asset Securitization, Inc.	3/16/2007	2,131,724

f	Defaulted security.

g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

h	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

i	In bankruptcy.

j	Denotes investments purchased on a when-issued or delayed delivery basis.

k	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

l	At December 31, 2008, $3,193,911 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

m	Non-income producing security.

n	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

o	At December 31, 2008, $4,593,071 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

LIBOR	-	London Interbank Offered Rate.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,154,843
Gross unrealized depreciation	(106,607,025)

Net unrealized appreciation (depreciation)	$(95,452,182)
Cost for federal income tax purposes	$1,133,998,719

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Limited Maturity Bond Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$106,922,413	($6,663,348)
Level 2	890,322,530	(2,057,838)
Level 3	41,301,594	—

Totals (Level 1,2,3)	$1,038,546,537	($8,721,186)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Limited Maturity Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value December 31, 2007	$64,830,388	$—
Accrued Discounts/Premiums	(27,119)	—
Realized Gain/(Loss)	—	—
Change in Unrealized Gain/(Loss)	(26,867,551)	—
Net Purchases/Sales	5,568,594	—
Transfers In and/or Out of Level 3	(2,202,718)	—

Value December 31, 2008	$41,301,594	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(120)	March 2009	($25,947,760)	($26,167,500)	($219,740)
5-Yr. U.S. Treasury Bond Futures	(825)	March 2009	(95,751,602)	(98,220,120)	(2,468,518)
10-Yr. U.S. Treasury Bond Futures	(280)	March 2009	(32,820,396)	(35,210,000)	(2,389,604)
20-Yr. U.S. Treasury Bond Futures	(210)	March 2009	(27,404,359)	(28,989,845)	(1,585,486)
Total Futures					($6,663,348)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDS International Paper, 5 Year, at 6.00%; J.P. Morgan Chase and Co.	Buy	12/20/2013	$2,000,000	$—	($55,030)	($55,030)
CDX HY, Series 10, 5 Year, at 5.00%; Bank of America	Sell	6/20/2013	2,250,000	198,438	(356,243)	(167,873)
CDX HY, Series 10, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Sell	6/20/2013	4,500,000	240,625	(712,486)	(432,231)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	9,000,000	1,590,000	(1,811,330)	(253,176)
CDX IG, Series 10, 5 Year, at 1.55%; Bank of America	Sell	6/20/2013	4,880,000	53,183	(111,971)	(61,273)
CDX IG, Series 10, 5 Year, at 1.55%; J.P. Morgan Chase and Co.	Sell	6/20/2013	4,880,000	49,155	(111,971)	(64,991)
LCDX North America, Series 9, 5 Year, at 2.25%; J.P. Morgan Chase and Co.	Sell	12/20/2012	9,996,000	283,050	(2,206,992)	(1,979,680)
Total Credit Default Swaps					($5,366,023)	($3,014,254)

Interest Rate Swaps and Counterparty	Fund Receives	Fund Pays	Termination Date	Notional Principal Amount	Upfront Payments Received (Made)	Value	Unrealized Gain/(Loss)
Bank of America, N.A., 2 Year	5.306%	3 Month LIBOR	6/29/2009	$30,000,000	N/A	$594,821	$594,821
Bank of America, N.A., 2 Year	5.275%	3 Month LIBOR	5/29/2009	24,000,000	N/A	361,595	361,595
Total Interest Rate Swaps						$956,416	$956,416

1	As the buyer of protection, Limited Maturity Bond Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Limited Maturity Bond Portfolio could be required to make as the seller or receive as the buyer of protection.

3	The market value for credit indices (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. In the case when protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$13,111,425	$199,341,876	$211,118,410	1,334,891	$1,334,891	$833,162
Thrivent Financial Securities Lending Trust	129,554,563	415,909,018	440,425,568	105,038,013	105,038,013	980,360
Total Value and Income Earned	142,665,988				106,372,904	1,813,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (120.4%)	Value
Asset-Backed Securities (18.7%)
	Americredit Automobile Receivables Trust
$1,450,705	1.956%, 1/6/2009[a,b]	$1,281,563
	Credit Based Asset Servicing and Securitization, LLC
744,579	0.581%, 1/26/2009[b]	714,301
281,566	5.501%, 12/25/2036	233,583
	First Horizon ABS Trust
713,909	0.601%, 1/26/2009[a,b]	423,055
1,194,864	0.631%, 1/26/2009[a,b]	562,433
	Ford Credit Floor Plan Master Owner Trust
1,500,000	1.375%, 1/15/2009[b]	1,448,131
	GMAC Mortgage Corporation Loan Trust
1,700,535	0.651%, 1/26/2009[a,b]	897,107
	Residential Funding Mortgage Securities
308,533	4.470%, 7/25/2018[a]	281,545
	Residential Funding Mortgage Securities II
193,369	0.601%, 1/26/2009[a,b]	185,510
	SLM Student Loan Trust
234,712	3.545%, 1/26/2009[b]	233,676
	Wachovia Asset Securitization, Inc.
852,689	0.611%, 1/26/2009[a,b,c]	323,012

	Total Asset-Backed Securities	6,583,916

Collateralized Mortgage Obligations (22.4%)
	Banc of America Mortgage Securities, Inc.
713,139	4.802%, 9/25/2035	530,939
	Chaseflex Trust
256,986	5.590%, 9/25/2036	246,999
	Countrywide Alternative Loan Trust
352,109	5.500%, 2/25/2036	227,623
282,749	6.000%, 1/25/2037	193,334
	Countrywide Home Loans
528,946	0.561%, 1/26/2009[b]	497,465
	Credit Suisse First Boston Mortgage Securities Corporation
65,992	1.211%, 1/26/2009[b]	37,000
	GSAA Home Equity Trust
304,913	4.316%, 11/25/2034	277,777
	Impac CMB Trust
518,571	0.731%, 1/26/2009[b]	203,391
91,494	0.791%, 1/26/2009[b]	35,781
	J.P. Morgan Alternative Loan Trust
265,693	0.541%, 1/25/2009[b]	234,082
448,630	5.810%, 5/25/2036	358,596
	J.P. Morgan Mortgage Trust
242,439	6.500%, 1/25/2035	166,904
	MASTR Alternative Loans Trust
313,620	6.500%, 5/25/2034	262,951
	Merrill Lynch Mortgage Investors, Inc.
998,945	4.870%, 6/25/2035	693,438
	MLCC Mortgage Investors, Inc.
249,541	0.801%, 1/25/2009[b]	208,845
	Residential Accredit Loans, Inc.
306,232	5.500%, 12/25/2034	216,655
276,811	5.595%, 9/25/2035	151,366
	Thornburg Mortgage Securities Trust
1,303,444	0.561%, 1/26/2009[b]	1,279,759
	Washington Mutual Mortgage Pass-Through Certificates
325,819	5.871%, 8/25/2046	279,086
	Washington Mutual, Inc.
424,031	6.063%, 10/25/2036	354,764
	Wells Fargo Mortgage Backed Securities Trust
644,705	4.950%, 3/25/2036	421,580
458,300	5.240%, 4/25/2036	331,923
410,710	5.500%, 4/25/2036	256,694
585,896	6.000%, 7/25/2037	380,466

	Total Collateralized Mortgage Obligations	7,847,418

Commercial Mortgage-Backed Securities (12.7%)
	Commercial Mortgage Pass- Through Certificates
60,044	1.295%, 1/15/2009[b,d]	53,691
	GMAC Commercial Mortgage Securities, Inc.
230,000	4.547%, 12/10/2041	207,760
	Greenwich Capital Commercial Funding Corporation
500,000	5.867%, 8/10/2017	254,021
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
400,000	4.302%, 1/15/2038	368,146
1,000,000	6.007%, 6/15/2049	706,226
	LB-UBS Commercial Mortgage Trust
974,931	4.553%, 7/15/2030	902,590
	Merrill Lynch Countrywide Commercial Mortgage Trust
400,000	5.172%, 12/12/2049	300,843
	TIAA Real Estate CDO, Ltd.
500,000	5.806%, 8/15/2039	407,109
	Wachovia Bank Commercial Mortgage Trust
2,000,000	1.315%, 1/15/2009[b,c]	1,253,568

	Total Commercial Mortgage- Backed Securities	4,453,954

Mortgage-Backed Securities (63.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,000,000	6.000%, 1/1/2038[e]	4,120,000
	Federal National Mortgage Association
1,624,499	6.000%, 8/1/2024	1,677,922
The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (120.4%)	Value
Mortgage-Backed Securities (63.2%) - continued
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$13,000,000	5.500%, 1/1/2039[e]	$13,325,000
3,000,000	6.500%, 1/1/2039[e]	3,115,314

	Total Mortgage-Backed Securities	22,238,236

U.S. Government (3.4%)
	U.S. Treasury Notes
100,000	4.875%, 4/30/2011[f]	109,633
	U.S. Treasury Notes, TIPS
1,149,330	2.000%, 7/15/2014	1,086,925

	Total U.S. Government	1,196,558

	Total Long-Term Fixed Income (cost $47,196,619)	42,320,082

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
10	$121.50, expires 2/20/2009	$9,687

	Total Options Purchased (cost $6,749)	9,687

Shares or Principal Amount	Short-Term Investments (31.9%)[g]	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.070%, 1/13/2009	2,999,930
1,500,000	0.181%, 1/28/2009	1,499,796
	Federal Home Loan Mortgage Corporation Discount Notes
2,560,000	0.010%, 1/13/2009	2,559,992
	Federal National Mortgage Association Discount Notes
2,735,000	0.050%, 1/27/2009	2,734,901
1,429,000	0.180%, 2/2/2009	1,428,771
896	Thrivent Money Market Portfolio	896

	Total Short-Term Investments (at amortized cost)	11,224,286

	Total Investments (cost $58,427,654) 152.3%	$53,554,055

	Other Assets and Liabilities, Net (52.3%)	(18,387,298)

	Total Net Assets 100.0%	$35,166,757

a	All or a portion of the security is insured or guaranteed.

b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Mortgage Securities Portfolio owned as of December 31, 2008.

Security	Acquisition Date	Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$852,690
Wachovia Bank Commercial Mortgage Trust	2/28/2007	$2,000,214

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $53,691 or 0.2% of total net assets.

e	Denotes investments purchased on a when-issued or delayed delivery basis.

f	At December 31, 2008, $109,633 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

g	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$499,903
Gross unrealized depreciation	(5,373,502)

Net unrealized appreciation (depreciation)	$(4,873,599)
Cost for federal income tax purposes	$58,427,654

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Mortgage Securities Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$10,583	$34,516
Level 2	53,543,472	—
Level 3	—	—

Totals (Level 1,2,3)	$53,554,055	$34,516

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	5	March 2009	$594,234	$628,750	$34,516
Total Futures					$34,516

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mortgage Securities Portfolio, is as follows:

Portfolio	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$870	$26	$—	896	$896	$26
Total Value and Income Earned	870				896	26

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Certificates of Deposit (1.2%)[a]	Value
	Bank of New York Mellon
$1,830,000	5.410%, 5/15/2009	$1,838,568
	US Bank NA
6,500,000	2.950%, 3/11/2009	6,500,000

	Total Certificates of Deposit	8,338,568

Principal Amount	Commercial Paper (73.7%)[a]	Value
Asset-Backed Commercial Paper (4.7%)
	GOVCO, Inc.
6,400,000	2.600%, 1/28/2009[b]	6,387,520
8,010,000	2.250%, 4/30/2009[b]	7,950,425
8,025,000	1.300%, 6/23/2009[b]	7,974,866
9,540,000	1.300%, 6/29/2009[b]	9,478,335

	Total Asset-Backed Commercial Paper	31,791,146

Banking-Domestic (5.3%)
	Bank of America Corporation
5,780,000	1.600%, 1/20/2009	5,775,119
4,560,000	1.648%, 2/12/2009	4,551,232
8,110,000	2.955%, 3/17/2009	8,060,073
	HSBC USA, Inc,
4,450,000	0.550%, 1/5/2009	4,449,728
	Rabobank USA Finance Corporation
8,025,000	0.490%, 4/3/2009	8,014,951
	River Fuel Company No. 2, Inc.
1,600,000	2.100%, 1/15/2009[b]	1,598,693
	River Fuel Trust No. 1
3,580,000	2.160%, 4/30/2009[b]	3,554,439

	Total Banking-Domestic	36,004,235

Basic Industry (2.9%)
	BASF AG
6,400,000	2.000%, 1/9/2009	6,397,156
1,460,000	2.450%, 1/28/2009	1,457,317
3,760,000	2.000%, 3/5/2009	3,746,840
	Praxair, Inc.
7,918,000	0.600%, 3/30/2009	7,906,387

	Total Basic Industry	19,507,700

Brokerage (2.8%)
	Citigroup, Inc.
9,440,000	1.000%, 3/27/2009[b]	9,417,711
9,540,000	1.000%, 3/30/2009[b]	9,516,680

	Total Brokerage	18,934,391

Consumer Cyclical (0.9%)
	Toyota Credit Puerto Rico
6,490,000	2.700%, 3/23/2009	6,450,574

	Total Consumer Cyclical	6,450,574

Education (0.4%)
	Northwestern University
2,565,000	2.450%, 2/2/2009	2,559,414

	Total Education	2,559,414

Finance (31.1%)
	Barton Capital Corporation
4,790,000	2.150%, 1/23/2009[b]	4,783,706
9,500,000	0.750%, 4/8/2009[b]	9,480,802
7,800,000	0.450%, 4/13/2009[b]	7,790,055
7,950,000	0.450%, 4/17/2009[b]	7,939,466
	Bryant Illinois Park Fund
8,025,000	1.500%, 1/30/2009[b]	8,015,303
2,250,000	1.600%, 2/17/2009[b]	2,245,300
	Chariot Funding, LLC
2,934,000	0.050%, 1/2/2009[b]	2,933,996
	Chase Bank USA
8,015,000	0.400%, 3/30/2009	8,015,000
	Ciesco, LLC
9,630,000	0.250%, 2/10/2009[b]	9,627,325
9,530,000	0.750%, 3/23/2009[b]	9,513,918
	Enterprise Funding Corporation
7,940,000	1.400%, 2/23/2009[b]	7,923,635
9,525,000	0.500%, 4/13/2009[b]	9,511,506
	Falcon Asset Securitization Corporation
8,000,000	0.200%, 1/26/2009[b]	7,998,889
	General Electric Capital Corporation
6,500,000	2.820%, 3/11/2009	6,464,868
	HSBC Finance Corporation
8,115,000	2.950%, 3/11/2009	8,069,117
	ING US Funding, LLC
8,120,000	2.975%, 3/12/2009	8,073,028
	Kitty Hawk Funding Corporation
6,450,000	0.750%, 3/23/2009[b]	6,439,116
	Old Line Funding Corporation
4,800,000	2.600%, 2/20/2009[b]	4,782,667
4,867,000	1.650%, 3/20/2009[b]	4,849,600
6,360,000	1.000%, 3/25/2009[b]	6,345,337
9,490,000	0.450%, 4/20/2009[b]	9,477,070
	Ranger Funding Company, LLC
8,030,000	1.550%, 2/24/2009[b]	8,011,330
6,350,000	0.500%, 4/6/2009[b]	6,341,622
9,525,000	0.500%, 4/13/2009[b]	9,511,506
	Thunder Bay Funding, Inc.
5,850,000	1.600%, 2/20/2009[b]	5,837,000
4,700,000	1.500%, 3/13/2009[b]	4,686,096
4,740,000	1.000%, 3/20/2009[b]	4,729,730
	Yorktown Capital, LLC
1,000,000	1.600%, 1/21/2009[b]	999,111
8,000,000	1.600%, 2/24/2009[b]	7,980,800
4,770,000	0.400%, 3/6/2009[b]	4,766,608
9,525,000	0.500%, 4/13/2009[b]	9,511,506

	Total Finance	212,655,013

Insurance (1.9%)
	Swiss Reinsurance Company
6,888,000	1.547%, 2/12/2009	6,875,569
6,490,000	3.020%, 3/16/2009	6,449,712

	Total Insurance	13,325,281

U.S. Government (20.5%)
	Federal Home Loan Bank Discount Notes
4,770,000	2.550%, 2/17/2009	4,754,119
3,170,000	2.750%, 3/2/2009	3,155,471
4,815,000	1.100%, 3/26/2009	4,802,642
5,420,000	2.565%, 4/14/2009	5,380,230
2,550,000	2.000%, 4/16/2009	2,535,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2008

Principal Amount	Commercial Paper (73.7%)[a]	Value
U.S. Government (20.5%) - continued
	Federal Home Loan Banks
$19,020,000	3.750%, 8/18/2009	$19,381,795
	Federal Home Loan Mortgage Corporation
4,750,000	4.875%, 2/17/2009	4,763,130
	Federal Home Loan Mortgage Corporation Discount Notes
14,420,000	2.604%, 2/24/2009	14,363,666
994,000	3.000%, 3/2/2009	989,030
9,570,000	1.950%, 3/18/2009	9,530,604
8,070,000	3.050%, 3/30/2009	8,009,834
3,200,000	2.250%, 3/31/2009	3,182,200
8,030,000	1.800%, 5/18/2009	7,974,994
3,190,000	2.150%, 5/26/2009	3,162,375
4,110,000	1.150%, 12/4/2009	4,065,755
	Federal National Mortgage Association Discount Notes
7,750,000	2.250%, 2/17/2009	7,727,235
2,950,000	2.700%, 2/27/2009	2,937,389
6,400,000	2.700%, 3/16/2009	6,364,480
8,000,000	2.500%, 3/18/2009	7,957,778
4,890,000	3.000%, 3/19/2009	4,858,622
3,200,000	2.000%, 4/22/2009	3,180,267
3,011,000	2.870%, 5/1/2009	2,982,195
8,010,000	1.730%, 5/20/2009	7,956,495

	Total U.S. Government	140,015,431

U.S. Municipal (3.2%)
	Alaska Housing Financing Corporation
9,550,000	3.000%, 1/27/2009	9,529,308
7,640,000	3.000%, 3/12/2009	7,595,433
5,100,000	2.950%, 4/13/2009	5,057,373

	Total U.S. Municipal	22,182,114

	Total Commercial Paper	503,425,299

Principal Amount	Variable Rate Notes (25.4%)[a]	Value
Banking-Domestic (10.7%)
	Bank of America Corporation
5,000,000	2.906%, 2/6/2009[c]	5,000,000
	Bank of America NA
4,860,000	4.350%, 1/5/2009[c]	4,860,000
	Barclays Bank plc NY
4,880,000	2.740%, 2/11/2009[c]	4,880,000
	Bear Stearns & Company, Inc.
4,800,000	1.558%, 3/30/2009[b,c]	4,793,622
	Branch Banking and Trust Company
6,485,000	2.610%, 3/4/2009[c]	6,485,000
	Deutsche Bank AG/NY
6,470,000	1.735%, 3/23/2009[c]	6,470,000
	HSBC Bank USA NA
3,175,000	2.329%, 3/10/2009[c]	3,162,249
	Rabobank Nederland NV/NY
6,310,000	2.129%, 2/13/2009[c,d]	6,310,000
	Royal Bank of Canada NY
6,490,000	3.215%, 1/2/2009[c]	6,490,000
	Svenska Handelsbanken NY
9,770,000	2.519%, 2/26/2009[c]	9,770,000
	Wachovia Bank
4,870,000	4.418%, 1/5/2009[b,c]	4,870,000
	Wells Fargo & Company
4,136,000	1.971%, 1/5/2009[c]	4,140,991
5,775,000	1.345%, 1/15/2009[c,d]	5,775,000

	Total Banking-Domestic	73,006,862

Banking-Foreign (3.5%)
	ING Bank NV
6,480,000	1.716%, 3/26/2009[c,d]	6,480,000
	Royal Bank of Canada
4,850,000	2.449%, 2/17/2009[c,d]	4,850,000
	Societe Generale
4,880,000	2.620%, 3/4/2009[c,d]	4,880,000
	Svenska Handelsbanken AB
8,100,000	3.885%, 1/26/2009[c,d]	8,100,000

	Total Banking-Foreign	24,310,000

Consumer Cyclical (2.8%)
	American Honda Finance Corporation
8,770,000	4.419%, 1/8/2009[c,d]	8,770,000
3,240,000	4.949%, 1/14/2009[c,d]	3,240,000
4,850,000	2.989%, 2/5/2009[c,d]	4,850,000
2,240,000	2.246%, 3/9/2009[c,d]	2,240,217

	Total Consumer Cyclical	19,100,217

Finance (3.4%)
	Bear Stearns & Company, Inc.
7,950,000	0.250%, 1/2/2009[b,c]	7,919,429
8,635,000	3.765%, 1/30/2009[b,c]	8,645,334
	Procter & Gamble International Funding SCA
6,470,000	2.309%, 2/19/2009[c]	6,470,000

	Total Finance	23,034,763

Insurance (1.2%)
	Allstate Life Global Funding Trust
8,100,000	1.775%, 3/20/2009[c]	8,100,000

	Total Insurance	8,100,000

U.S. Government (3.8%)
	Federal Home Loan Banks
3,250,000	0.640%, 1/2/2009[c]	3,250,000
3,100,000	4.038%, 1/5/2009[c]	3,099,987
7,380,000	3.003%, 2/1/2009[c]	7,381,151
8,030,000	2.361%, 2/18/2009[c]	8,030,000
4,330,000	2.038%, 2/20/2009[c]	4,315,752

	Total U.S. Government	26,076,890

	Total Variable Rate Notes	173,628,732

	Total Investments (at amortized cost) 100.3%	$685,392,599

	Other Assets and Liabilities, Net (0.3)%	(1,946,072)

	Total Net Assets 100.0%	$683,446,527

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2008

c	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $55,495,217 or 8.1% of total net assets.

Cost for federal income tax purposes	$685,392,599

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Money Market Portfolio’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$—	$—
Level 2	685,392,599	—
Level 3	—	—

Totals (Level 1,2,3)	$685,392,599	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2008	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$529,949,128	$1,962,996,771	$2,459,237,924	$907,119,344
Investments in securities at market value	2,596,036	23,342,566	44,851,134	22,072,632
Investments in affiliates at market value	351,385,548	1,329,772,843	1,755,683,154	691,837,216
Investments at Market Value	353,981,584	1,353,115,409	1,800,534,288	713,909,848
Cash	—	—	7,999,998	—
Dividends and interest receivable	197	71,050	163,186	89,998
Prepaid expenses	1,500	3,372	4,076	2,008
Receivable for investments sold	—	4,288	—	—
Receivable for fund shares sold	153,484	100,067	539,102	350,681
Unrealized gain on forward contracts	—	—	—	—
Receivable from affiliate	—	—	—	—
Receivable for variation margin	391,435	1,579,550	3,126,445	873,700
Total Assets	354,528,200	1,354,873,736	1,812,367,095	715,226,235
Liabilities
Accrued expenses	10,501	13,192	16,082	11,881
Other liabilities	—	4	—	—
Payable for investments purchased	142,548	—	198,511	154,644
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	10,936	104,355	340,592	196,037
Unrealized loss on forward contracts	—	—	—	—
Payable to affiliate	54,295	191,069	253,497	107,793
Total Liabilities	218,280	308,620	808,682	470,355
Net Assets
Capital stock (beneficial interest)	483,926,213	1,811,293,233	2,303,359,535	857,602,528
Accumulated undistributed net investment income/(loss)	18,195,152	78,086,145	103,629,794	36,822,581
Accumulated undistributed net realized gain/(loss)	27,487,124	71,282,044	57,022,845	12,008,785
Net unrealized appreciation/(depreciation) on:
Investments	—	(1,958,256)	(4,505,573)	(2,465,531)
Affiliated investments	(175,967,544)	(607,923,106)	(654,198,063)	(190,743,965)
Futures contracts	668,975	3,785,056	6,249,875	1,531,482
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$354,309,920	$1,354,565,116	$1,811,558,413	$714,755,880
Shares of beneficial interest outstanding	41,649,189	156,797,721	203,042,701	77,138,928
Net asset value per share	$8.51	$8.64	$8.92	$9.27

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities - continued

Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$30,330,782	$7,671,282	$10,633,403	$9,317,321	$325,045,247	$5,878,999	$152,087,891
22,953,911	6,782,864	5,667,353	5,253,985	189,858,284	4,192,947	105,708,893
3,614,665	348,090	680,495	71,414	34,808,228	562,032	25,703,120
26,568,576	7,130,954	6,347,848	5,325,399	224,666,512	4,754,979	131,412,013
—	—	1,127,591	8,124 (a)	—	—	—
13,469	12,757	5,768	9,598	1,820,920	6,320	62,486
865	913	913	921	1,322	913	1,034
50,904	—	—	—	22,414	7,557	759,367
8,527	2,234	27,121	475	29,915	644	17,297
—	—	—	—	—	184	—
—	—	—	967	—	3,002	—
—	—	—	—	—	—	163,020
26,642,341	7,146,858	7,509,241	5,345,484	226,541,083	4,773,599	132,415,217

13,585	8,533	9,150	15,625	25,359	7,333	20,155
—	—	—	—	—	—	—
—	—	903,196	—	480,021	389,538	649,982
2,295,165	—	—	—	28,447,323	—	19,195,880
115	702	372	594	35,763	24,438	760
—	—	2,272	—	—	239	—
16,210	2,225	219	—	132,910	—	87,518
2,325,075	11,460	915,209	16,219	29,121,376	421,548	19,954,295

43,519,109	7,805,504	10,956,922	9,654,508	306,887,473	5,905,622	185,018,572
(5,298)	671	(874)	(485)	(14,704)	(1,143)	104,760
(15,434,339)	(130,471)	(76,182)	(332,693)	(9,073,529)	(428,114)	(52,528,100)

(3,762,206)	(540,328)	(4,285,555)	(3,991,922)	(100,378,735)	(1,124,020)	(20,675,878)
—	—	—	—	—	—	—
—	—	—	—	—	—	541,568
—	—	(2,272)	—	—	(55)	—
—	22	1,993	(143)	(798)	(239)	—
$24,317,266	$7,135,398	$6,594,032	$5,329,265	$197,419,707	$4,352,051	$112,460,922
6,691,316	797,715	1,151,922	953,452	21,127,203	627,981	15,103,227
$3.63	$8.94	$5.72	$5.59	$9.34	$6.93	$7.45

(a)	Includes foreign currency holdings of $8,124 (cost $8,227).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities - continued

As of December 31, 2008	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Assets
Investments at cost	$252,505,076	$319,848,507	$270,837,832	$102,410,500
Investments in securities at market value	164,676,787	280,797,614	191,924,082	77,275,476
Investments in affiliates at market value	29,869,770	34,066,034	45,437,682	9,067,238
Investments at Market Value	194,546,557	314,863,648	237,361,764	86,342,714
Cash	—	—	—	—
Dividends and interest receivable	337,766	419,402	358,568	25,490
Prepaid expenses	1,064	1,371	1,267	836
Receivable for investments sold	115,438	10,525,114	981,901	—
Receivable for fund shares sold	16,828	16,159	26,368	2,142
Unrealized gain on forward contracts	—	—	—	—
Receivable from affiliate	—	—	—	—
Receivable for variation margin	—	65,865	63,001	16,205
Total Assets	195,017,653	325,891,559	238,792,869	86,387,387
Liabilities
Accrued expenses	20,409	42,316	45,781	11,044
Payable for investments purchased	—	9,414,141	1,959,716	198,932
Payable upon return of collateral for securities loaned	26,942,036	28,172,401	44,468,815	5,387,577
Payable for fund shares redeemed	7,025	28,537	63,166	506
Unrealized loss on forward contracts	—	—	—	—
Payable to affiliate	117,383	174,439	61,770	18,449
Total Liabilities	27,086,853	37,831,834	46,599,248	5,616,508
Net Assets
Capital stock (beneficial interest)	226,448,535	418,344,085	198,045,153	99,161,256
Accumulated undistributed net investment income/(loss)	392,994	571,211	3,619,275	(3,939)
Accumulated undistributed net realized gain/(loss)	(952,210)	(125,870,712)	23,902,025	(2,318,652)
Net unrealized appreciation/(depreciation) on:
Investments	(57,958,519)	(4,984,859)	(33,476,068)	(16,067,786)
Futures contracts	—	—	103,236	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$167,930,800	$288,059,725	$192,193,621	$80,770,879
Shares of beneficial interest outstanding	13,915,747	33,948,948	18,235,957	14,299,757
Net asset value per share	$12.07	$8.49	$10.54	$5.65

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities - continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$449,660,341	$161,381,432	$503,451,903	$102,985,827	$128,736,669	$1,025,813,771	$4,669,812
264,562,623	121,355,600	370,780,964	73,226,825	97,019,519	755,742,844	3,129,333
45,721,945	6,539,246	26,357,032	10,854,213	8,811,716	35,282,138	69,852
310,284,568	127,894,846	397,137,996	84,081,038	105,831,235	791,024,982	3,199,185
—	—	8,969,650	—	25,450 (a)	8,752 (b)	—
186,312	303,512	424,087	127,050	300,418	1,375,623	4,949
1,642	932	1,342	985	1,058	2,787	913
—	156,646	—	929,709	55,570	—	—
16,192	9,186	3,100	2,120	4,897	17,939	—
—	—	—	—	10,694	—	—
—	—	—	—	—	—	2,390
—	—	—	35,147	26,712	—	—
310,488,714	128,365,122	406,536,175	85,176,049	106,256,034	792,430,083	3,207,437

39,531	20,741	33,543	22,033	43,438	126,883	6,691
549,855	320,302	—	406,020	243,825	—	—
34,543,185	4,605,487	26,343,474	9,562,918	—	13,420,165	—
144,855	501	56,095	20,670	2,452	228,736	26
—	—	—	—	1,481	—	—
109,492	81,267	220,033	24,112	63,307	528,845	—
35,386,918	5,028,298	26,653,145	10,035,753	354,503	14,304,629	6,717

485,617,875	184,657,645	605,759,236	89,472,361	142,617,792	1,196,947,111	4,952,454
(6,748)	271,966	247,551	1,511,561	(33,448)	591,039	(594)
(71,133,558)	(28,106,201)	(119,809,850)	3,008,584	(13,931,441)	(184,616,576)	(280,513)

(139,375,773)	(33,486,586)	(106,313,907)	(18,904,789)	(22,905,434)	(234,788,789)	(1,470,627)
—	—	—	52,579	147,633	—	—
—	—	—	—	9,213	—	—
—	—	—	—	(2,784)	(7,331)	—
$275,101,796	$123,336,824	$379,883,030	$75,140,296	$105,901,531	$778,125,454	$3,200,720
28,798,351	14,956,081	53,648,641	9,039,390	17,564,821	95,160,414	493,677
$9.55	$8.25	$7.08	$8.31	$6.03	$8.18	$6.48

(a)	Includes foreign currency holdings of $25,450 (cost $25,085).

(b)	Includes foreign currency holdings of $8,752 (cost $8,553).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities - continued

As of December 31, 2008	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Assets
Investments at cost	$3,862,314	$3,476,663	$68,414,698	$312,789,334
Investments in securities at market value	2,363,285	2,277,386	55,911,433	297,709,393
Investments in affiliates at market value	77,149	201,541	2,695,498	10,128,865
Investments at Market Value	2,440,434	2,478,927	58,606,931	307,838,258
Cash	—	—	—	—
Dividends and interest receivable	1,069	5,227	118,285	274,917
Prepaid expenses	914	914	947	838
Receivable for investments sold	16	95,069	1,184,543	3,516,723
Receivable for written options	—	—	—	—
Receivable for fund shares sold	98	5,948	1,374	269
Receivable from affiliate	3,509	4,610	—	—
Receivable for variation margin	—	—	—	—
Total Assets	2,446,040	2,590,695	59,912,080	311,631,005
Liabilities
Accrued expenses	7,399	11,566	17,173	15,602
Payable for investments purchased	28,497	111,823	1,053,613	2,366,319
Payable upon return of collateral for securities loaned	—	—	2,623,789	211,680
Payable for fund shares redeemed	367	5,998	25,895	1,502
Payable to affiliate	—	—	38,374	50,677
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	36,263	129,387	3,758,844	2,645,780
Net Assets
Capital stock (beneficial interest)	4,646,329	4,626,419	87,950,048	316,777,299
Accumulated undistributed net investment income/(loss)	(682)	137	740,269	(56)
Accumulated undistributed net realized gain/(loss)	(813,990)	(1,167,512)	(22,729,314)	(2,840,942)
Net unrealized appreciation/(depreciation) on:
Investments	(1,421,880)	(997,736)	(9,807,767)	(4,951,076)
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$2,409,777	$2,461,308	$56,153,236	$308,985,225
Shares of beneficial interest outstanding	451,009	449,608	9,207,872	52,789,240
Net asset value per share	$5.34	$5.47	$6.10	$5.85

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities - continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$1,070,010,875	$62,076,216	$850,210,340	$616,466,099	$403,396,229	$49,535,215	$358,969,017
829,223,168	50,804,634	647,651,330	474,464,064	318,112,576	34,199,848	295,145,463
32,282,241	2,002,776	28,592,567	32,091,863	9,665,613	6,999,027	28,560,581
861,505,409	52,807,410	676,243,897	506,555,927	327,778,189	41,198,875	323,706,044
5,530,657	—	—	—	—	—	372
1,368,901	75,542	1,411,815	903,438	735,870	114,639	1,144,587
4,115	943	2,215	2,235	1,609	913	1,448
14,966,188	116,814	—	1,562,437	—	—	—
—	—	—	—	—	1,488	—
23,689	1,867	9,066	12,521	22,084	240	6,179
—	—	—	—	—	—	—
—	—	—	169,575	35,700	67,869	107,100
883,398,959	53,002,576	677,666,993	509,206,133	328,573,452	41,384,024	324,965,730

137,695	18,550	44,497	53,982	61,777	10,118	56,465
14,878,886	51,152	1,010,986	2,302,979	472,728	—	28,088,660
23,002,052	779,005	11,994,350	9,071,777	7,915,380	—	16,513,429
461,948	26,913	159,936	89,345	308,790	78	183,612
379,503	32,994	362,509	288,359	103,464	22,364	87,803
—	—	—	—	—	—	14,891
38,860,084	908,614	13,572,278	11,806,442	8,862,139	32,560	44,944,860

2,286,598,620	68,189,705	927,791,176	749,950,903	387,044,913	59,360,902	308,204,371
147,296	163,452	350,222	197,339	9,560,870	(682)	11,677,975
(1,233,701,575)	(6,989,810)	(90,080,240)	(142,906,694)	(1,293,745)	(9,808,323)	(4,642,423)

(208,505,466)	(9,268,806)	(173,966,443)	(109,910,172)	(75,618,040)	(8,336,340)	(35,262,973)
—	—	—	—	—	1,488	—
—	—	—	68,315	17,315	134,419	43,920
—	(579)	—	—	—	—	—
$844,538,875	$52,093,962	$664,094,715	$497,399,691	$319,711,313	$41,351,464	$280,020,870
77,041,433	7,485,763	81,984,913	81,445,977	23,298,749	6,000,758	23,822,093
$10.96	$6.96	$8.10	$6.11	$13.72	$6.89	$11.75

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities - continued

As of December 31, 2008	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Assets
Investments at cost	$833,740,460	$97,624,893	$6,983,232	$1,383,341,032
Investments in securities at market value	569,355,854	72,253,552	6,174,115	1,150,338,865
Investments in affiliates at market value	55,659,513	3,548,809	605,703	52,844,995
Investments at Market Value	625,015,367	75,802,361	6,779,818	1,203,183,860
Cash	9,515,037	—	—	13,219,692
Dividends and interest receivable	14,313,881	899,404	71,965	15,099,612
Prepaid expenses	1,935	975	917	2,890
Receivable for investments sold	7,942,581	384,993	—	2,485,289
Receivable for fund shares sold	77,588	961	—	988
Swap agreements, at value	—	—	—	272,062
Receivable from affiliate	—	—	1,272	—
Receivable for variation margin	—	43,395	406	1,664,927
Total Assets	656,866,389	77,132,089	6,854,378	1,235,929,320
Liabilities
Distributions payable	—	—	358	—
Accrued expenses	46,392	17,106	7,993	71,923
Payable for investments purchased	7,950,530	301,973	—	88,799,816
Payable upon return of collateral for securities loaned	49,481,715	1,642,478	—	37,623,842
Payable for fund shares redeemed	223,063	110,457	28,052	333,072
Swap agreements, at value	1,729,124	—	—	10,636,149
Payable for variation margin	—	27,625	1,644	904,222
Payable to affiliate	215,773	27,329	—	407,905
Mortgage dollar roll deferred revenue	—	—	—	49,363
Total Liabilities	59,646,597	2,126,968	38,047	138,826,292
Net Assets
Capital stock (beneficial interest)	1,739,873,478	113,121,723	6,808,723	1,338,910,817
Accumulated undistributed net investment income/(loss)	716,482	5,941,252	(359)	657,301
Accumulated undistributed net realized gain/(loss)	(933,463,657)	(22,317,809)	243,136	(51,893,262)
Net unrealized appreciation/(depreciation) on:
Investments	(208,725,093)	(21,822,532)	(203,414)	(180,157,172)
Futures contracts	—	82,487	(31,755)	(5,149,103)
Swap agreements	(1,181,418)	—	—	(5,265,553)
Total Net Assets	$597,219,792	$75,005,121	$6,816,331	$1,097,103,028
Shares of beneficial interest outstanding	171,748,685	14,969,822	680,577	133,826,878
Net asset value per share	$3.48	$5.01	$10.02	$8.20

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities - continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$258,439,708	$1,133,729,650	$58,427,654	$685,392,599
216,841,991	932,173,633	53,553,159	685,392,599
29,759,438	106,372,904	896	—
246,601,429	1,038,546,537	53,554,055	685,392,599	[a]
745	759	2,016,929	554
1,342,016	7,027,629	76,554	1,128,216
1,122	2,296	867	103,847
—	3,090,365	1,605,547	—
1,329	18,873	250	7,852,414
—	956,416	—	—
—	—	—	—
—	1,583,909	—	—
247,946,641	1,051,226,784	57,254,202	694,477,630

—	4,885	—	7
25,586	47,588	12,437	40,250
55,991,274	14,372,188	22,003,516	—
17,005,159	105,038,013	—	—
172,944	94,722	34,250	10,785,403
—	5,366,023	—	—
—	—	7,734	—
55,427	354,524	16,946	205,443
47,231	9,321	12,562	—
73,297,621	125,287,264	22,087,445	11,031,103

190,528,522	1,050,146,749	40,930,467	683,446,527
7,557	218,540	(1)	34,344
(4,048,780)	(20,521,470)	(924,626)	(34,344)

(11,838,279)	(95,183,113)	(4,873,599)	—
—	(6,663,348)	34,516	—
—	(2,057,838)	—	—
$174,649,020	$925,939,520	$35,166,757	$683,446,527
17,971,340	105,310,361	3,985,569	683,446,527
$9.72	$8.79	$8.82	$1.00

[a]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations

For the year ended December 31, 2008	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$—	$—	$—	$—
Interest	6,422	333,489	762,851	410,747
Income from securities loaned	—	—	—	—
Income from affiliated investments	11,814,900	58,003,103	85,794,428	33,519,866
Foreign dividend tax withholding	—	—	—	—
Total Investment Income	11,821,322	58,336,592	86,557,279	33,930,613
Expenses
Adviser fees	670,907	2,190,139	2,778,658	1,119,071
Sub-Adviser fees	—	—	—	—
Accounting and pricing fees	27,996	53,103	61,095	32,103
Administrative service fees	134,274	495,633	636,878	238,577
Audit and legal fees	19,984	39,650	45,533	23,957
Custody fees	6,498	7,916	10,638	7,683
Insurance expenses	6,077	13,145	15,657	7,804
Printing and postage expenses	850	3,249	4,258	1,616
Directors’ fees	1,676	1,676	1,675	1,675
Other expenses	6,388	7,366	7,614	6,613
Total Expenses Before Reimbursement	874,650	2,811,877	3,562,006	1,439,099
Less:
Reimbursement from adviser	—	—	—	—
Custody earnings credit	(201)	(101)	(181)	(214)
Total Net Expenses	874,449	2,811,776	3,561,825	1,438,885
Net Investment Income/(Loss)	10,946,873	55,524,816	82,995,454	32,491,728
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	—	(10)	(232)	(120)
Affiliated investments	(26,376,358)	(88,841,351)	(90,342,881)	(19,128,113)
Distributions of realized capital gains from affiliated investments	33,937,272	99,294,239	89,939,873	21,565,839
Futures contracts	(817,731)	(6,952,494)	(13,940,546)	(6,366,794)
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	(1,958,256)	(4,505,573)	(2,465,531)
Affiliated investments	(218,530,580)	(712,107,044)	(745,998,988)	(210,379,312)
Futures contracts	668,975	3,785,056	6,249,875	1,531,482
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(211,118,422)	(706,779,860)	(758,598,472)	(215,242,549)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(200,171,549)	$(651,255,044)	$(675,603,018)	$(182,750,821)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations - continued

Technology Portfolio	Partner Healthcare Portfolio(a)	Partner Natural Resources Portfolio(a)	Partner Emerging Markets Portfolio(a)	Real Estate Securities Portfolio	Partner Utilities Portfolio(a)	Partner Small Cap Growth Portfolio

$161,535	$45,801	$51,162	$142,613	$9,896,673	$98,573	$752,752
40	1,048	7,028	3,232	192,075	1,407	35,090
143,563	—	—	—	731,956	—	688,096
60,733	2,998	8,955	1,821	258,695	4,125	172,005
(553)	(563)	(2,526)	(10,436)	(23,696)	(3,202)	(19,079)
365,318	49,284	64,619	137,230	11,055,703	100,903	1,628,864

312,020	11,340	13,593	18,643	2,464,754	8,741	726,977
—	24,571	20,390	42,765	—	13,111	812,815
19,080	16,146	17,956	24,505	34,342	17,635	26,601
12,481	1,134	1,359	1,535	92,428	874	46,194
13,236	12,783	12,657	18,839	17,584	12,657	15,162
10,135	5,841	9,047	22,664	19,231	4,592	39,564
3,626	2,157	2,157	2,177	5,502	2,157	4,242
69	9	12	13	575	7	302
893	2,136	2,135	2,135	6,284	2,137	5,778
6,588	4,485	5,838	4,174	10,946	5,626	7,214
378,128	80,602	85,144	137,450	2,651,646	67,537	1,684,849

(7,946)	(28,033)	(31,050)	(60,600)	(38,601)	(41,188)	(179,090)
(8)	(25)	(174)	(91)	(108)	(127)	(30)
370,174	52,544	53,920	76,759	2,612,937	26,222	1,505,729
(4,856)	(3,260)	10,699	60,471	8,442,766	74,681	123,135

(15,256,131)	(130,471)	(76,182)	(332,693)	(6,625,554)	(428,114)	(49,301,148)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
142,875	—	—	—	(474,598)	—	(2,243,423)
(12,180)	9,681	(3,423)	(11,656)	(16,079)	(7,137)	—

(10,146,791)	(540,328)	(4,285,555)	(3,991,922)	(121,962,416)	(1,124,020)	(32,316,854)
—	—	—	—	—	—	—
—	—	—	—	—	—	541,568
—	—	(2,272)	—	1,780	(55)	—
—	22	1,993	(143)	(2,019)	(239)	—
(25,272,227)	(661,096)	(4,365,439)	(4,336,414)	(129,078,886)	(1,559,565)	(83,319,857)
$(25,277,083)	$(664,356)	$(4,354,740)	$(4,275,943)	$(120,636,120)	$(1,484,884)	$(83,196,722)

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations - continued

For the year ended December 31, 2008	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Investment Income
Dividends	$2,869,560	$3,346,084	$3,477,481	$186,495
Interest	11,387	96,765	30,969	3,607
Income from securities loaned	584,582	1,095,235	1,241,878	77,691
Income from affiliated investments	200,603	611,359	91,700	43,392
Foreign dividend tax withholding	—	(1,528)	(1,322)	—
Total Investment Income	3,666,132	5,147,915	4,840,706	311,185
Expenses
Adviser fees	377,712	2,504,916	971,320	326,081
Sub-Adviser fees	1,133,137	—	—	—
Accounting and pricing fees	27,811	39,991	48,505	18,234
Administrative service fees	56,657	110,996	85,339	10,869
Audit and legal fees	15,218	18,517	17,886	12,864
Custody fees	21,194	74,198	63,785	9,484
Insurance expenses	4,430	5,759	5,438	3,506
Printing and postage expenses	336	660	404	63
Directors’ fees	4,957	6,252	(1,143)	1,475
Other expenses	7,017	8,535	9,295	6,648
Total Expenses Before Reimbursement	1,648,469	2,769,824	1,200,829	389,224
Less:
Reimbursement from adviser	(27,933)	(77,641)	(9,930)	(187,555)
Custody earnings credit	(1,607)	(857)	(934)	(1)
Total Net Expenses	1,618,929	2,691,326	1,189,965	201,668
Net Investment Income/(Loss)	2,047,203	2,456,589	3,650,741	109,517
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	6,100,805	(124,815,263)	28,239,452	(2,172,161)
Futures contracts	—	468,068	(1,964,086)	(103,144)
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(72,429,819)	(47,846,509)	(125,317,648)	(21,214,625)
Futures contracts	—	—	49,846	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(66,329,014)	(172,193,704)	(98,992,436)	(23,489,930)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(64,281,811)	$(169,737,115)	$(95,341,695)	$(23,380,413)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations - continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio(a)	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio(a)

$3,295,442	$2,360,277	$5,064,362	$1,698,332	$1,369,952	$40,384,409	$34,057
20,408	10,788	79,255	7,602	501,377	389,894	1,129
1,029,240	79,108	597,425	300,440	—	1,612,504	—
684,004	167,926	517,839	40,055	70,067	548,457	1,591
—	(79)	(217)	—	(123,262)	(3,826,591)	(350)
5,029,094	2,618,020	6,258,664	2,046,429	1,818,134	39,108,673	36,427

2,067,746	292,807	2,757,835	401,742	225,900	5,518,384	8,555
—	583,696	—	—	288,088	3,976,378	14,258
56,663	21,425	33,385	29,409	49,553	121,027	15,796
155,081	35,060	122,669	34,435	17,133	351,007	856
22,672	12,566	18,331	14,616	20,243	34,700	12,657
21,844	39,502	39,810	38,391	105,616	315,817	2,111
6,915	3,859	5,623	4,164	2,546	11,606	2,157
878	229	760	175	137	1,970	7
5,836	2,490	8,504	(1,081)	2,137	17,963	2,137
9,572	6,569	8,056	7,679	4,290	11,971	4,304
2,347,207	998,203	2,994,973	529,530	715,643	10,360,823	62,838

(88,872)	(24,570)	(68,187)	(5,014)	(143,744)	(922,548)	(34,882)
(17)	(96)	(114)	(512)	(800)	(495)	(10)
2,258,318	973,537	2,926,672	524,004	571,099	9,437,780	27,946
2,770,776	1,644,483	3,331,992	1,522,425	1,247,035	29,670,893	8,481

(38,138,585)	(26,491,608)	(110,131,447)	5,616,919	(13,524,029)	(164,851,925)	(280,513)
1,188,579	—	—	(1,182,415)	(401,531)	—	—
—	—	—	—	(216,364)	(1,158,206)	—

(216,054,842)	(37,787,729)	(127,005,637)	(52,956,783)	(22,905,434)	(442,842,983)	(1,470,627)
—	—	—	80,528	147,633	—	—
—	—	—	—	9,213	46,752	—
—	—	—	—	(2,784)	(64,031)	—
(253,004,848)	(64,279,337)	(237,137,084)	(48,441,751)	(36,893,296)	(608,870,393)	(1,751,140)
$(250,234,072)	$(62,634,854)	$(233,805,092)	$(46,919,326)	$(35,646,261)	$(579,199,500)	$(1,742,659)

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations - continued

For the year ended December 31, 2008	Partner All Cap Growth Portfolio(a)	Partner All Cap Value Portfolio(a)	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Investment Income
Dividends	$19,639	$60,820	$1,421,730	$541,018
Interest	1,186	973	114	—
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	—	—	53,183	2,298
Income from affiliated investments	1,541	900	33,283	21,900
Foreign dividend tax withholding	(542)	(307)	—	(24,719)
Total Investment Income	21,824	62,386	1,508,310	540,497
Expenses
Adviser fees	7,653	7,748	311,153	284,529
Sub-Adviser fees	16,581	11,621	530,411	—
Accounting and pricing fees	16,091	15,831	21,287	18,202
Administrative service fees	765	775	26,576	10,670
Audit and legal fees	12,657	12,931	14,169	12,887
Custody fees	4,967	14,693	29,355	28,807
Insurance expenses	2,156	2,156	3,950	3,519
Printing and postage expenses	7	7	156	40
Directors’ fees	2,135	2,135	1,409	1,456
Other expenses	4,610	4,752	6,737	6,762
Total Expenses Before Reimbursement	67,622	72,649	945,203	366,872
Less:
Reimbursement from adviser	(42,107)	(47,331)	(181,591)	(145,626)
Custody earnings credit	(6)	(9)	(1)	(4)
Total Net Expenses	25,509	25,309	763,611	221,242
Net Investment Income/(Loss)	(3,685)	37,077	744,699	319,255
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(813,990)	(1,158,374)	(22,629,783)	(2,763,096)
Written option contracts	—	—	—	5,331
Futures contracts	—	—	—	—
Foreign currency transactions	—	(78)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,421,880)	(997,736)	(25,229,107)	(11,416,754)
Written option contracts	—	—	—	(160)
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(2,235,870)	(2,156,188)	(47,858,890)	(14,174,679)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(2,239,555)	$(2,119,111)	$(47,114,191)	$(13,855,424)

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations - continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio(a)	Balanced Portfolio

$20,260,148	$952,077	$23,554,057	$15,861,893	$10,966,358	$960,755	$5,761,647
341,964	65	156,366	190,503	36,429	88,047	5,564,454
—	—	—	—	—	—	888,958
1,318,497	40,601	754,848	515,419	316,804	—	383,942
521,781	40,274	391,845	521,263	164,096	70,993	570,950
(267,246)	(34,249)	(214,480)	(154,109)	—	(6,931)	—
22,175,144	998,768	24,642,636	16,934,969	11,483,687	1,112,864	13,169,951

7,519,677	345,509	5,271,301	5,030,806	1,553,315	203,210	1,292,500
—	345,509	—	—	—	—	—
146,606	24,076	52,442	56,928	61,460	12,421	71,891
563,976	25,913	263,565	244,781	144,266	9,379	116,750
51,634	14,181	27,794	28,645	22,131	12,931	19,899
81,783	31,390	27,994	54,652	60,056	15,859	64,807
17,015	3,963	8,927	9,056	6,889	2,158	6,154
3,227	136	1,595	1,443	715	80	601
9,956	714	17,492	14,265	(4,860)	2,135	(5,884)
16,534	6,693	10,171	10,470	10,219	4,764	9,589
8,410,408	798,084	5,681,281	5,451,046	1,854,191	262,937	1,576,307

(66,316)	(92,173)	(50,631)	(70,630)	(16,708)	(11,430)	(66,887)
(444)	(16)	(99)	(182)	(314)	(593)	(413)
8,343,648	705,895	5,630,551	5,380,234	1,837,169	250,914	1,509,007
13,831,496	292,873	19,012,085	11,554,735	9,646,518	861,950	11,660,944

(301,816,808)	(6,535,953)	(79,374,035)	(129,944,857)	9,184,261	(7,406,892)	9,297,046
684,223	—	—	221,540	—	325,189	—
2,982,700	—	—	386,459	(3,637,026)	(2,726,699)	(3,305,318)
—	(108,121)	—	—	—	—	—

(635,119,774)	(36,888,032)	(293,816,484)	(226,249,110)	(224,016,728)	(8,336,340)	(129,735,343)
(9,700)	—	—	—	—	1,488	—
—	—	—	170,635	55,665	134,419	74,600
—	(628)	—	—	—	—	—
(933,279,359)	(43,532,734)	(373,190,519)	(355,415,333)	(218,413,828)	(18,008,835)	(123,669,015)
$(919,447,863)	$(43,239,861)	$(354,178,434)	$(343,860,598)	$(208,767,310)	$(17,146,885)	$(112,008,071)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations - continued

For the year ended December 31, 2008	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio(a)	Income Portfolio
Investment Income
Dividends	$838,759	$1,247,475	$—	$368,939
Interest	64,834,917	5,050,516	208,317	73,731,194
Income from mortgage dollar rolls	—	38,663	—	2,709,388
Income from securities loaned	496,727	41,374	—	714,363
Income from affiliated investments	954,482	127,621	2,876	842,526
Foreign dividend tax withholding	—	(5,190)	—	—
Total Investment Income	67,124,885	6,500,459	211,193	78,366,410
Expenses
Adviser fees	2,962,552	425,419	13,830	5,179,221
Sub-Adviser fees	—	—	18,440	—
Accounting and pricing fees	82,089	45,309	17,199	97,254
Administrative service fees	222,191	31,906	1,383	388,442
Audit and legal fees	24,287	14,436	12,687	35,882
Custody fees	27,815	26,476	5,470	59,670
Insurance expenses	8,127	4,085	2,164	11,468
Printing and postage expenses	1,406	163	11	2,255
Directors’ fees	9,786	47	2,136	21,842
Other expenses	8,242	7,518	3,370	9,855
Total Expenses Before Reimbursement	3,346,495	555,359	76,690	5,805,889
Less:
Reimbursement from adviser	(126,240)	(18,239)	(45,335)	(116,712)
Custody earnings credit	(2,738)	(324)	(8)	(848)
Total Net Expenses	3,217,517	536,796	31,347	5,688,329
Net Investment Income/(Loss)	63,907,368	5,963,663	179,846	72,678,081
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(47,043,161)	(14,393,050)	(28,466)	(41,058,432)
Net increase from payments by affiliates	—	—	—	—
Written option contracts	—	7,188	—	107,813
Futures contracts	185,183	(6,733)	262,727	(2,797,518)
Swap agreements	(3,408,936)	(148,919)	—	1,790,831
Change in net unrealized appreciation/(depreciation) on:
Investments	(180,479,456)	(16,986,147)	(203,414)	(163,941,472)
Written option contracts	—	—	—	(18,992)
Futures contracts	—	56,087	(31,755)	(5,887,084)
Swap agreements	(662,476)	45,482	—	(5,181,498)
Net Realized and Unrealized Gains/(Losses)	(231,408,846)	(31,426,092)	(908)	(216,986,352)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(167,501,478)	$(25,462,429)	$178,938	$(144,308,271)

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations - continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$—	$542,014	$—	$738,685
7,923,747	44,984,720	1,593,838	24,175,773
1,430,752	1,092,052	687,686	—
453,599	980,360	—	—
635,831	833,162	26	—
—	—	—	—
10,443,929	48,432,308	2,281,550	24,914,458

700,783	3,972,302	213,475	3,032,512
—	—	—	—
47,088	65,447	24,541	51,145
60,067	297,923	12,809	227,438
15,680	29,048	13,131	23,251
16,701	38,647	14,090	27,023
4,684	9,017	3,639	93,582
334	1,930	65	1,367
1,148	21,297	1,307	15,057
5,635	8,055	5,034	7,687
852,120	4,443,666	288,091	3,479,062

(74,138)	(109,741)	(4)	(758,128)
(423)	(1,390)	(551)	(460)
777,559	4,332,535	287,536	2,720,474
9,666,370	44,099,773	1,994,014	22,193,984

1,649,536	1,218,028	786,501	(3,280,902)
—	—	—	3,250,000
—	(2,569,449)	(6,217)	—
—	(12,123,478)	138,873	—
—	1,541,796	—	—
(13,481,529)	(89,389,147)	(4,970,614)	—

—	—	(19,750)	—
—	(6,200,872)	15,202	—
—	(3,073,327)	—	—
(11,831,993)	(110,596,449)	(4,056,005)	(30,902)
$(2,165,623)	$(66,496,676)	$(2,061,991)	$22,163,082

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Operations
Net investment income/(loss)	$10,946,873	$5,046,855	$55,524,816	$27,359,595
Net realized gains/(losses)	6,743,183	13,529,118	3,500,384	40,075,979
Change in net unrealized appreciation/(depreciation)	(217,861,605)	16,297,862	(710,280,244)	28,688,911
Net Change in Net Assets Resulting From Operations	(200,171,549)	34,873,835	(651,255,044)	96,124,485
Distributions to Shareholders
From net investment income	(6,895,956)	(2,527,875)	(33,855,722)	(11,999,419)
From net realized gains	(11,712,072)	(1,708,150)	(33,582,044)	(5,496,139)
Total Distributions to Shareholders	(18,608,028)	(4,236,025)	(67,437,766)	(17,495,558)
Capital Stock Transactions
Sold	96,905,699	155,305,591	305,758,512	651,007,278
Distributions reinvested	18,608,028	4,236,025	67,437,766	17,495,558
Redeemed	(38,848,508)	(27,375,563)	(80,759,724)	(30,130,863)
Capital Stock Transactions	76,665,219	132,166,053	292,436,554	638,371,973
Net Increase/(Decrease) in Net Assets	(142,114,358)	162,803,863	(426,256,256)	717,000,900
Net Assets, Beginning of Period	496,424,278	333,620,415	1,780,821,372	1,063,820,472
Net Assets, End of Period	$354,309,920	$496,424,278	$1,354,565,116	$1,780,821,372
Accumulated undistributed net investment income/(loss)	$18,195,152	$6,892,200	$78,086,145	$33,851,966
Capital Stock Share Transactions
Sold	8,287,460	11,263,297	26,380,154	49,054,322
Distributions reinvested	1,517,412	298,960	5,684,906	1,291,185
Redeemed	(3,386,481)	(1,965,843)	(7,372,833)	(2,253,776)

Total Capital Stock Share Transactions	6,418,391	9,596,414	24,692,227	48,091,731

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Technology Portfolio		Partner Healthcare Portfolio	Partner Natural Resources Portfolio
12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008(a)	12/31/2008(a)

$82,995,454	$46,928,201	$32,491,728	$19,986,617	$(4,856)	$(74,408)	$(3,260)	$10,699
(14,343,786)	37,972,142	(3,929,188)	8,437,287	(15,125,436)	6,988,361	(120,790)	(79,605)
(744,254,686)	17,542,705	(211,313,361)	1,063,171	(10,146,791)	(1,643,496)	(540,306)	(4,285,834)
(675,603,018)	102,443,048	(182,750,821)	29,487,075	(25,277,083)	5,270,457	(664,356)	(4,354,740)

(52,371,012)	(20,474,750)	(21,495,292)	(9,226,416)	—	—	(5,750)	(8,150)
(32,531,242)	(9,193,702)	(6,930,728)	(3,496,569)	(6,532,649)	(1,732,497)	—	—
(84,902,254)	(29,668,452)	(28,426,020)	(12,722,985)	(6,532,649)	(1,732,497)	(5,750)	(8,150)

441,267,971	817,843,870	217,799,157	316,043,720	14,361,328	13,700,767	13,723,313	18,271,675
84,902,254	29,668,452	28,426,020	12,722,985	6,532,649	1,732,497	5,750	8,150
(122,966,627)	(25,462,340)	(77,240,026)	(23,517,461)	(21,405,970)	(15,686,349)	(5,923,559)	(7,322,903)
403,203,598	822,049,982	168,985,151	305,249,244	(511,993)	(253,085)	7,805,504	10,956,922
(357,301,674)	894,824,578	(42,191,690)	322,013,334	(32,321,725)	3,284,875	7,135,398	6,594,032
2,168,860,087	1,274,035,509	756,947,570	434,934,236	56,638,991	53,354,116	—	—
$1,811,558,413	$2,168,860,087	$714,755,880	$756,947,570	$24,317,266	$56,638,991	$7,135,398	$6,594,032
$103,629,794	$52,367,256	$36,822,581	$21,491,535	$(5,298)	$(5,692)	$671	$(874)

38,318,715	64,569,209	19,393,557	26,385,207	2,324,976	1,644,515	1,368,023	1,877,037
7,376,967	2,318,790	2,556,274	1,061,717	1,107,867	212,077	643	1,424
(11,781,195)	(1,999,561)	(7,494,597)	(1,960,724)	(3,612,354)	(1,941,831)	(570,951)	(726,539)

33,914,487	64,888,438	14,455,234	25,486,200	(179,511)	(85,239)	797,715	1,151,922

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio		Partner Utilities Portfolio
For the periods ended	12/31/2008(a)	12/31/2008	12/31/2007	12/31/2008(a)
Operations
Net investment income/(loss)	$60,471	$8,442,766	$5,641,182	$74,681
Net realized gains/(losses)	(344,349)	(7,116,231)	27,142,782	(435,251)
Change in net unrealized appreciation/(depreciation)	(3,992,065)	(121,962,655)	(90,531,446)	(1,124,314)
Net Change in Net Assets Resulting From Operations	(4,275,943)	(120,636,120)	(57,747,482)	(1,484,884)
Distributions to Shareholders
From net investment income	(49,300)	(14,566,225)	(4,518,187)	(70,001)
From net realized gains	—	(28,080,349)	(20,759,334)	—
From return of capital	—	(5,059,614)	—	—
Total Distributions to Shareholders	(49,300)	(47,706,188)	(25,277,521)	(70,001)
Capital Stock Transactions
Sold	14,221,039	69,004,871	129,952,520	11,290,054
Distributions reinvested	49,300	47,706,188	25,277,521	70,001
Redeemed	(4,615,831)	(77,375,670)	(113,666,828)	(5,453,119)
Capital Stock Transactions	9,654,508	39,335,389	41,563,213	5,906,936
Net Increase/(Decrease) in Net Assets	5,329,265	(129,006,919)	(41,461,790)	4,352,051
Net Assets, Beginning of Period	—	326,426,626	367,888,416	—
Net Assets, End of Period	$5,329,265	$197,419,707	$326,426,626	$4,352,051
Accumulated undistributed net investment income/(loss)	$(485)	$(14,704)	$6,180,400	$(1,143)
Capital Stock Share Transactions
Sold	1,492,935	4,166,491	6,544,568	1,202,982
Distributions reinvested	8,820	3,559,449	1,146,586	10,101
Redeemed	(548,303)	(4,997,767)	(5,334,208)	(585,102)

Total Capital Stock Share Transactions	953,452	2,728,173	2,356,946	627,981

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

Partner Small Cap Growth Portfolio		Partner Small Cap Value Portfolio		Small Cap Stock Portfolio		Small Cap Index Portfolio
12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

$123,135	$(442,642)	$2,047,203	$1,227,541	$2,456,589	$2,757,210	$3,650,741	$4,150,180
(51,544,571)	10,702,887	6,100,805	9,538,439	(124,347,195)	45,912,085	26,275,366	58,821,760
(31,775,286)	(786,204)	(72,429,819)	(12,594,945)	(47,846,509)	(21,979,231)	(125,267,802)	(61,418,882)
(83,196,722)	9,474,041	(64,281,811)	(1,828,965)	(169,737,115)	26,690,064	(95,341,695)	1,553,058

(14,000)	—	(2,545,338)	(615,484)	(4,048,322)	(1,255,527)	(3,385,779)	(2,602,454)
(10,509,420)	(6,970,287)	(16,838,215)	(8,696,064)	(46,096,464)	(24,156,432)	(58,824,685)	(43,516,538)
—	—	—	—	—	—	—	—
(10,523,420)	(6,970,287)	(19,383,553)	(9,311,548)	(50,144,786)	(25,411,959)	(62,210,464)	(46,118,992)

45,652,970	66,000,948	84,134,259	75,075,073	103,667,043	105,231,025	6,966,769	11,020,921
10,523,420	6,970,287	19,383,553	9,311,548	50,144,786	25,411,959	62,210,464	46,118,992
(17,565,263)	(15,350,073)	(37,539,486)	(51,250,153)	(45,725,077)	(138,735,421)	(77,326,919)	(94,428,601)
38,611,127	57,621,162	65,978,326	33,136,468	108,086,752	(8,092,437)	(8,149,686)	(37,288,688)
(55,109,015)	60,124,916	(17,687,038)	21,995,955	(111,795,149)	(6,814,332)	(165,701,845)	(81,854,622)
167,569,937	107,445,021	185,617,838	163,621,883	399,854,874	406,669,206	357,895,466	439,750,088
$112,460,922	$167,569,937	$167,930,800	$185,617,838	$288,059,725	$399,854,874	$192,193,621	$357,895,466
$104,760	$(4,375)	$392,994	$1,237,819	$571,211	$2,650,294	$3,619,275	$4,127,633

3,890,323	4,713,003	4,761,828	3,842,026	7,926,538	6,673,393	436,587	518,783
910,882	491,415	1,332,053	453,569	4,096,169	1,588,635	4,267,480	2,167,755
(1,717,371)	(1,096,289)	(2,242,123)	(2,593,763)	(3,899,039)	(8,792,993)	(5,095,584)	(4,465,216)

3,083,834	4,108,129	3,851,758	1,701,832	8,123,668	(530,965)	(391,517)	(1,778,678)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

	Mid Cap Growth Portfolio II		Mid Cap Growth Portfolio
For the periods ended	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Operations
Net investment income/(loss)	$109,517	$59,305	$2,770,776	$2,336,205
Net realized gains/(losses)	(2,275,305)	5,142,708	(36,950,006)	116,447,960
Change in net unrealized appreciation/(depreciation)	(21,214,625)	596,425	(216,054,842)	2,203,691
Net Change in Net Assets Resulting From Operations	(23,380,413)	5,798,438	(250,234,072)	120,987,856
Distributions to Shareholders
From net investment income	(179,857)	(151,556)	(5,290,257)	(2,797,022)
From net realized gains	(5,096,454)	(5,117,206)	(105,080,869)	(26,785,497)
Total Distributions to Shareholders	(5,276,311)	(5,268,762)	(110,371,126)	(29,582,519)
Capital Stock Transactions
Sold	79,643,955	3,433,049	33,072,691	62,197,640
Distributions reinvested	5,276,311	5,268,762	110,371,126	29,582,519
Redeemed	(7,938,547)	(8,489,801)	(177,573,481)	(168,229,734)
Capital Stock Transactions	76,981,719	212,010	(34,129,664)	(76,449,575)
Net Increase/(Decrease) in Net Assets	48,324,995	741,686	(394,734,862)	14,955,762
Net Assets, Beginning of Period	32,445,884	31,704,198	669,836,658	654,880,896
Net Assets, End of Period	$80,770,879	$32,445,884	$275,101,796	$669,836,658
Accumulated undistributed net investment income/(loss)	$(3,939)	$55,507	$(6,748)	$2,286,448
Capital Stock Share Transactions
Sold	11,784,491	303,001	1,930,847	3,249,754
Distributions reinvested	600,104	480,201	7,534,490	1,527,928
Redeemed	(925,192)	(730,985)	(13,854,985)	(8,817,483)

Total Capital Stock Share Transactions	11,459,403	52,217	(4,389,648)	(4,039,801)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio		Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio
12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008 (a)

$1,644,483	$964,512	$3,331,992	$2,776,850	$1,522,425	$1,856,650	$1,247,035
(26,491,608)	2,366,071	(110,131,447)	26,512,336	4,434,504	16,283,257	(14,141,924)
(37,787,729)	(1,986,968)	(127,005,637)	(7,031,481)	(52,876,255)	(5,768,495)	(22,751,372)
(62,634,854)	1,343,615	(233,805,092)	22,257,705	(46,919,326)	12,371,412	(35,646,261)

(2,140,821)	—	(5,709,119)	(3,442,513)	(1,606,594)	(1,542,576)	(1,070,000)
(3,977,150)	(371,536)	(35,581,789)	(28,823,966)	(15,982,601)	(9,057,618)	—
(6,117,971)	(371,536)	(41,290,908)	(32,266,479)	(17,589,195)	(10,600,194)	(1,070,000)

105,815,967	60,675,050	271,252,543	127,211,109	4,158,752	9,092,400	213,602,323
6,117,971	371,536	41,290,908	32,266,479	17,589,195	10,600,194	1,070,000
(14,864,298)	(21,943,990)	(45,510,935)	(125,364,393)	(28,281,629)	(35,035,996)	(72,054,531)
97,069,640	39,102,596	267,032,516	34,113,195	(6,533,682)	(15,343,402)	142,617,792
28,316,815	40,074,675	(8,063,484)	24,104,421	(71,042,203)	(13,572,184)	105,901,531
95,020,009	54,945,334	387,946,514	363,842,093	146,182,499	159,754,683	—
$123,336,824	$95,020,009	$379,883,030	$387,946,514	$75,140,296	$146,182,499	$105,901,531
$271,966	$960,793	$247,551	$2,764,937	$1,511,561	$1,849,565	$(33,448)

8,857,013	4,487,166	24,745,093	9,259,801	350,475	576,653	25,128,268
558,889	25,317	4,028,721	2,289,881	1,408,522	657,018	177,470
(1,545,235)	(1,634,745)	(4,616,668)	(9,182,728)	(2,336,499)	(2,232,287)	(7,740,917)

7,870,667	2,877,738	24,157,146	2,366,954	(577,502)	(998,616)	17,564,821

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

	Partner International Stock Portfolio		Partner Socially Responsible Stock Portfolio	Partner All Cap Growth Portfolio
For the periods ended	12/31/2008	12/31/2007	12/31/2008(a)	12/31/2008(a)
Operations
Net investment income/(loss)	$29,670,893	$30,820,433	$8,481	$(3,685)
Net realized gains/(losses)	(166,010,131)	187,962,718	(280,513)	(813,990)
Change in net unrealized appreciation/(depreciation)	(442,860,262)	(74,547,597)	(1,470,627)	(1,421,880)
Net Change in Net Assets Resulting From Operations	(579,199,500)	144,135,554	(1,742,659)	(2,239,555)
Distributions to Shareholders
From net investment income	(58,984,879)	(20,042,187)	(9,075)	—
From net realized gains	(180,439,928)	(47,186,402)	—	—
Total Distributions to Shareholders	(239,424,807)	(67,228,589)	(9,075)	—
Capital Stock Transactions
Sold	118,759,221	248,378,419	6,091,780	7,332,525
Distributions reinvested	239,424,807	67,228,589	9,075	—
Redeemed	(205,204,537)	(290,543,926)	(1,148,401)	(2,683,193)
Capital Stock Transactions	152,979,491	25,063,082	4,952,454	4,649,332
Net Increase/(Decrease) in Net Assets	(665,644,816)	101,970,047	3,200,720	2,409,777
Net Assets, Beginning of Period	1,443,770,270	1,341,800,223	—	—
Net Assets, End of Period	$778,125,454	$1,443,770,270	$3,200,720	$2,409,777
Accumulated undistributed net investment income/(loss)	$591,039	$26,642,912	$(594)	$(682)
Capital Stock Share Transactions
Sold	7,911,742	14,492,955	628,024	782,391
Distributions reinvested	19,901,572	3,889,418	1,400	–
Redeemed	(16,309,607)	(16,935,224)	(135,747)	(331,382)

Total Capital Stock Share Transactions	11,503,707	1,447,149	493,677	451,009

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

Partner All Cap Value Portfolio	Partner All Cap Portfolio		Large Cap Growth Portfolio II		Large Cap Growth Portfolio
12/31/2008(a)	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

$37,077	$744,699	$652,048	$319,255	$136,361	$13,831,496	$15,558,513
(1,158,452)	(22,629,783)	15,629,818	(2,757,765)	3,956,805	(298,149,885)	257,720,543
(997,736)	(25,229,107)	3,206,997	(11,416,914)	1,219,739	(635,129,474)	106,478,512
(2,119,111)	(47,114,191)	19,488,863	(13,855,424)	5,312,905	(919,447,863)	379,757,568

(46,000)	(654,002)	(469,104)	(458,318)	(217,804)	(15,449,558)	(26,284,570)
—	(15,641,826)	(10,483,224)	(3,907,923)	(2,106,701)	—	—
(46,000)	(16,295,828)	(10,952,328)	(4,366,241)	(2,324,505)	(15,449,558)	(26,284,570)

8,189,090	11,206,437	17,191,190	296,963,301	2,636,876	82,982,927	327,249,242
46,000	16,295,828	10,952,328	4,366,241	2,324,505	15,449,558	26,284,570
(3,608,671)	(25,510,363)	(15,652,567)	(8,106,552)	(9,896,977)	(872,447,212)	(485,209,703)
4,626,419	1,991,902	12,490,951	293,222,990	(4,935,596)	(774,014,727)	(131,675,891)
2,461,308	(61,418,117)	21,027,486	275,001,325	(1,947,196)	(1,708,912,148)	221,797,107
—	117,571,353	96,543,867	33,983,900	35,931,096	2,553,451,023	2,331,653,916
$2,461,308	$56,153,236	$117,571,353	$308,985,225	$33,983,900	$844,538,875	$2,553,451,023
$137	$740,269	$649,572	$(56)	$133,875	$147,296	$1,445,555

887,796	1,175,844	1,375,057	50,351,554	229,272	4,950,812	18,173,866
8,403	1,829,882	901,886	514,033	205,416	1,348,205	1,397,103
(446,591)	(2,839,612)	(1,257,975)	(917,601)	(860,420)	(62,070,891)	(26,878,171)

449,608	166,114	1,018,968	49,947,986	(425,732)	(55,771,874)	(7,307,202)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

	Partner Growth Stock Portfolio		Large Cap Value Portfolio
For the periods ended	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Operations
Net investment income/(loss)	$292,873	$711,384	$19,012,085	$15,140,425
Net realized gains/(losses)	(6,644,074)	9,614,806	(79,374,035)	25,706,355
Change in net unrealized appreciation/(depreciation)	(36,888,660)	210,085	(293,816,484)	(4,276,476)
Net Change in Net Assets Resulting From Operations	(43,239,861)	10,536,275	(354,178,434)	36,570,304
Distributions to Shareholders
From net investment income	(684,434)	(621,984)	(33,783,735)	(10,416,269)
From net realized gains	(9,541,540)	(5,894,305)	(34,992,145)	(36,284,324)
From return of capital	—	—	—	—
Total Distributions to Shareholders	(10,225,974)	(6,516,289)	(68,775,880)	(46,700,593)
Capital Stock Transactions
Sold	3,498,176	12,472,567	125,697,204	281,729,618
Distributions reinvested	10,225,974	6,516,289	68,775,880	46,700,593
Capital Contributions from adviser	—	—	—	—
Redeemed	(26,218,829)	(21,624,457)	(112,324,933)	(85,093,171)
Capital Stock Transactions	(12,494,679)	(2,635,601)	82,148,151	243,337,040
Net Increase/(Decrease) in Net Assets	(65,960,514)	1,384,385	(340,806,163)	233,206,751
Net Assets, Beginning of Period	118,054,476	116,670,091	1,004,900,878	771,694,127
Net Assets, End of Period	$52,093,962	$118,054,476	$664,094,715	$1,004,900,878
Accumulated undistributed net investment income/(loss)	$163,452	$663,134	$350,222	$15,127,143
Capital Stock Share Transactions
Sold	314,980	919,198	10,311,148	20,633,683
Distributions reinvested	958,565	479,590	6,720,986	3,332,852
Redeemed	(2,499,468)	(1,603,480)	(9,997,370)	(6,189,367)

Total Capital Stock Share Transactions	(1,225,923)	(204,692)	7,034,764	17,777,168

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

Large Cap Stock Portfolio		Large Cap Index Portfolio		Equity Income Plus Portfolio	Balanced Portfolio
12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008 (a)	12/31/2008	12/31/2007

$11,554,735	$12,547,778	$9,646,518	$11,402,197	$861,950	$11,660,944	$14,707,344
(129,336,858)	57,773,385	5,547,235	53,072,174	(9,808,402)	5,991,728	21,852,036
(226,078,475)	(4,240,826)	(223,961,063)	(27,507,607)	(8,200,433)	(129,660,743)	(7,599,552)
(343,860,598)	66,080,337	(208,767,310)	36,966,764	(17,146,885)	(112,008,071)	28,959,828

(23,831,561)	(10,350,750)	(11,179,657)	(11,629,702)	(862,553)	(14,582,912)	(16,298,675)
(67,919,651)	(15,366,693)	(54,442,738)	(28,177,160)	—	(14,276,173)	—
—	—	—	—	(22,448)	—	—
(91,751,212)	(25,717,443)	(65,622,395)	(39,806,862)	(885,001)	(28,859,085)	(16,298,675)

52,961,051	272,621,495	8,728,957	15,626,706	63,762,264	6,880,428	12,683,917
91,751,212	25,717,443	65,622,395	39,806,862	885,001	28,859,085	16,298,676
—	787,819	—	—	—	—	—
(271,830,135)	(108,624,345)	(113,707,492)	(146,437,231)	(5,263,915)	(103,300,713)	(119,323,765)
(127,117,872)	190,502,412	(39,356,140)	(91,003,663)	59,383,350	(67,561,200)	(90,341,172)
(562,729,682)	230,865,306	(313,745,845)	(93,843,761)	41,351,464	(208,428,356)	(77,680,019)
1,060,129,373	829,264,067	633,457,158	727,300,919	—	488,449,226	566,129,245
$497,399,691	$1,060,129,373	$319,711,313	$633,457,158	$41,351,464	$280,020,870	$488,449,226
$197,339	$12,493,400	$9,560,870	$11,347,356	$(682)	$11,677,975	$14,650,464

5,383,871	24,986,081	467,473	607,207	6,404,407	457,968	740,173
10,941,285	2,318,056	3,423,235	1,531,434	128,430	1,992,233	944,517
(30,939,551)	(9,898,451)	(5,753,579)	(5,698,881)	(532,079)	(7,093,103)	(6,972,610)

(14,614,395)	17,405,686	(1,862,871)	(3,560,240)	6,000,758	(4,642,902)	(5,287,920)

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

	High Yield Portfolio		Diversified Income Plus Portfolio
For the periods ended	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Operations
Net investment income/(loss)	$63,907,368	$60,844,090	$5,963,663	$7,123,365
Net realized gains/(losses)	(50,266,914)	8,187,330	(14,541,514)	1,022,093
Change in net unrealized appreciation/(depreciation)	(181,141,932)	(45,549,775)	(16,884,578)	(10,059,952)
Net Change in Net Assets Resulting From Operations	(167,501,478)	23,481,645	(25,462,429)	(1,914,494)
Distributions to Shareholders
From net investment income	(66,652,176)	(61,327,393)	(6,984,985)	(2,651,827)
Total Distributions to Shareholders	(66,652,176)	(61,327,393)	(6,984,985)	(2,651,827)
Capital Stock Transactions
Sold	109,379,698	230,542,045	3,367,953	48,025,036
Distributions reinvested	66,652,176	61,271,776	6,984,985	2,651,827
Redeemed	(119,240,873)	(326,406,650)	(34,178,684)	(22,904,551)
Capital Stock Transactions	56,791,001	(34,592,829)	(23,825,746)	27,772,312
Net Increase/(Decrease) in Net Assets	(177,362,653)	(72,438,577)	(56,273,160)	23,205,991
Net Assets, Beginning of Period	774,582,445	847,021,022	131,278,281	108,072,290
Net Assets, End of Period	$597,219,792	$774,582,445	$75,005,121	$131,278,281
Accumulated undistributed net investment income/(loss)	$716,482	$2,411,996	$5,941,252	$6,919,937
Capital Stock Share Transactions
Sold	23,707,042	46,461,806	535,255	6,612,794
Distributions reinvested	15,699,435	12,170,460	1,120,322	362,450
Redeemed	(27,769,002)	(64,416,970)	(5,483,298)	(3,217,824)

Total Capital Stock Share Transactions	11,637,475	(5,784,704)	(3,827,721)	3,757,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

Partner Socially Responsible Bond Portfolio	Income Portfolio		Bond Index Portfolio		Limited Maturity Bond Portfolio
12/31/2008(a)	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

$179,846	$72,678,081	$68,321,345	$9,666,370	$10,921,419	$44,099,773	$38,509,496
234,261	(41,957,306)	2,500,252	1,649,536	89,080	(11,933,103)	(4,454,771)
(235,169)	(175,029,046)	(22,217,094)	(13,481,529)	1,232,483	(98,663,346)	(3,181,145)
178,938	(144,308,271)	48,604,503	(2,165,623)	12,242,982	(66,496,676)	30,873,580

(171,330)	(73,945,918)	(66,556,877)	(9,755,017)	(10,947,777)	(45,270,503)	(37,803,391)
(171,330)	(73,945,918)	(66,556,877)	(9,755,017)	(10,947,777)	(45,270,503)	(37,803,391)

9,301,898	118,286,630	458,441,743	16,193,275	13,540,803	121,741,322	378,763,273
170,972	73,945,918	66,556,877	9,755,017	10,947,777	45,265,617	37,803,392
(2,664,147)	(295,159,930)	(170,524,092)	(54,595,260)	(48,380,446)	(103,109,449)	(101,455,408)
6,808,723	(102,927,382)	354,474,528	(28,646,968)	(23,891,866)	63,897,490	315,111,257
6,816,331	(321,181,571)	336,522,154	(40,567,608)	(22,596,661)	(47,869,689)	308,181,446
—	1,418,284,599	1,081,762,445	215,216,628	237,813,289	973,809,209	665,627,763
$6,816,331	$1,097,103,028	$1,418,284,599	$174,649,020	$215,216,628	$925,939,520	$973,809,209
$(359)	$657,301	$688,369	$7,557	$8,303	$218,540	$256,650

930,798	12,419,141	46,904,581	1,598,241	1,328,880	12,556,040	38,335,963
17,193	8,157,489	6,791,583	978,080	1,074,621	4,806,381	3,824,293
(267,414)	(32,348,747)	(17,395,475)	(5,524,475)	(4,748,169)	(11,037,603)	(10,272,253)

680,577	(11,772,117)	36,300,689	(2,948,154)	(2,344,668)	6,324,818	31,888,003

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

	Mortgage Securities Portfolio		Money Market Portfolio
For the periods ended	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Operations
Net investment income/(loss)	$1,994,014	$2,712,798	$22,193,984	$34,384,945
Net realized gains/(losses)	919,157	(50,225)	(30,902)	(3,442)
Change in net unrealized appreciation/(depreciation)	(4,975,162)	(40,624)	—	—
Net Change in Net Assets Resulting From Operations	(2,061,991)	2,621,949	22,163,082	34,381,503
Distributions to Shareholders
From net investment income	(1,935,505)	(2,676,830)	(22,163,082)	(34,544,766)
Total Distributions to Shareholders	(1,935,505)	(2,676,830)	(22,163,082)	(34,544,766)
Capital Stock Transactions
Sold	1,597,422	3,242,280	3,604,017,558	2,557,010,814
Distributions reinvested	1,935,505	2,676,830	22,163,082	34,539,698
Redeemed	(14,157,852)	(13,914,943)	(3,684,287,640)	(2,440,416,695)
Capital Stock Transactions	(10,624,925)	(7,995,833)	(58,107,000)	151,133,817
Net Increase/(Decrease) in Net Assets	(14,622,421)	(8,050,714)	(58,107,000)	150,970,554
Net Assets, Beginning of Period	49,789,178	57,839,892	741,553,527	590,582,973
Net Assets, End of Period	$35,166,757	$49,789,178	$683,446,527	$741,553,527
Accumulated undistributed net investment income/(loss)	$(1)	—	$34,344	$3,442
Capital Stock Share Transactions
Sold	170,644	335,708	3,604,017,559	2,557,010,814
Distributions reinvested	206,750	277,329	22,163,081	34,539,698
Redeemed	(1,517,992)	(1,441,305)	(3,684,287,640)	(2,440,416,695)

Total Capital Stock Share Transactions	(1,140,598)	(828,268)	(58,107,000)	151,133,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940. The Fund is divided into forty-one separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.

For all Portfolios, other than Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The market values of the securities held in Money Market Portfolio are determined once per week using prices supplied by the Fund’s independent pricing service. Money Market Portfolio and the Fund’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of December 31, 2008, the following Portfolios held fair valued securities:

Portfolio	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide
Allocation	1	0.29%
Partner International Stock	1	0.48%
Income	1	0.12%
High Yield	4	< 0.01%

In September 2006, the FASB issued FASB Statement No. 157 – Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value requirements. Various inputs are summarized in the three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Portfolio’s own assumptions and broker evaluations in determining the fair value of investments.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Fund’s investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

(B) Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year or period ended December 31, 2008, Technology Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Real Estate Securities Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner International Stock Portfolio, Partner All Cap Value Portfolio and Partner Growth Stock Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Income Taxes — No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include Federal, Minnesota and Wisconsin, as well as certain foreign countries. As of December 31, 2008, open Federal, Minnesota and Wisconsin tax years include the tax years ended December 31, 2005, through 2008. Additionally, as of December 31, 2008, the December 31, 2004, tax year is open for Minnesota and Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

As of December 31, 2008, management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Portfolio’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income — Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Pay down gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit — The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders — Dividends from net investment income and distributions from realized capital gains, if available, are declared and paid to each shareholder. Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Portfolios’ fiscal year. Any Portfolio subject to excise taxes would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options — All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year or period ended December 31, 2008, Large Cap Growth Portfolio II, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Equity Income Plus Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in these types of investments.

(J) Financial Futures Contracts — Certain Portfolios may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Statement of Assets and Liabilities. During the year or period ended December 31, 2008, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Technology Portfolio, Real Estate Securities Portfolio, Partner Small Cap Growth Portfolio, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Growth Portfolio II, Mid Cap Growth Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Equity Income Plus Portfolio, Balanced Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements — Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static portfolios of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or the indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost efficient and diversified structure. In the event that a position would default, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the fund’s Schedule of Investments for additional information as of December 31, 2008. During the year ended December 31, 2008, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in these types of investments.

Total Rate of Return Swaps — A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the year ended December 31, 2008, none of the Portfolios engaged in this type of investment.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Interest Rate Swaps — An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Portfolios to manage exposure to interest rate fluctuations. During the year ended December 31, 2008, Limited Maturity Bond Portfolio engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions — Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to roll over their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended December 31, 2008, Balanced Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Dresdner Bank AG (“Dresdner”). The Agreement authorizes Dresdner to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Dresdner for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money. As of December 31, 2008, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Equity Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. The value of securities on loan is as follows:

Fund	Securities on Loan
Technology	$2,200,908
Real Estate Securities	28,467,442
Partner Small Cap Growth	18,944,453
Partner Small Cap Value	26,045,350
Small Cap Stock	27,587,537
Small Cap Index	42,738,246
Mid Cap Growth II	5,334,559
Mid Cap Growth	34,200,853
Partner Mid Cap Value	4,612,488
Mid Cap Stock	25,899,793
Mid Cap Index	9,452,042
Partner International Stock	13,085,780
Partner All Cap	2,535,819
Large Cap Growth II	208,373
Large Cap Growth	22,253,096
Partner Growth Stock	763,591
Large Cap Value	11,734,660
Large Cap Stock	8,856,603
Large Cap Index	7,608,994
Balanced	15,935,025
High Yield	47,213,147
Diversified Income Plus	1,581,045
Income	36,286,679
Bond Index	16,486,851
Limited Maturity Bond	97,460,592

(N) When Issued and Delayed Delivery Transactions — Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

(O) Treasury Inflation Protected Securities — Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Generally, any increase or decrease in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended December 31, 2008, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(P) Repurchase Agreements — Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolios’ investment adviser (or a subadviser) to be creditworthy. During the year ended December 31, 2008, Mid Cap Stock Portfolio, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities — Certain Portfolios may invest in equity-linked structured notes, which are debt securities that combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the year ended December 31, 2008, High Yield Portfolio, Diversified Income Plus Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(R) Credit Risk — The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Temporary Guarantee Program — The Fund, on behalf of Thrivent Money Market Portfolio, was a participant in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) during the Program’s initial phase from September 19, 2008 through December 18, 2008. The U.S. Treasury has extended the program until April 30, 2009, and the Fund, on behalf of the Portfolio, is a participant in the extended Program.

The Program continues to guarantee the share price of a fund held by shareholders as of September 19, 2008, at $1.00 per share. Persons who were not shareholders as of September 19, 2008 are not covered by the Program.

The guarantee under the Program would be triggered if a fund’s per share net asset value falls below $0.995 (a “Guarantee Event”) and the fund commences the process of liquidation. Under the terms of the Program, the U.S. Treasury guarantees payment to each eligible shareholder the difference between the amount received in liquidation and the amount that eligible shareholder would have received had the net asset value of the fund been $1.00 per share. If the number of shares held by the eligible shareholder in a participating fund fluctuates over the duration of the Program, the Program would cover the lesser of (i) the number of shares held by the eligible shareholder in the fund as of September 19, 2008, or (ii) the number of shares held by the eligible shareholder as of the date of the Guarantee Event.

To participate in the initial phase of the Program, Thrivent Money Market Portfolio was required to pay an initial participation fee in the amount of 0.01% of the total net assets of the Portfolio as of September 19, 2008. To participate in the extension of the Program, the Portfolio was required to pay a participation fee of 0.015% of the total net assets of the Portfolio as of September 19, 2008.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

(U) Loan Commitments — Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(V) Recent Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 – Disclosures about Derivative Instruments and Hedging Activities: An Amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. The provisions are effective for fiscal years and interim periods beginning after November 15, 2008. Management of the Fund is currently evaluating the impact that FAS 161 will have on the Fund’s financial statements.

(W) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — Each Portfolio pays Thrivent Financial, the Fund’s investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Aggressive Allocation Portfolio	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive Allocation Portfolio	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation Portfolio	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative Allocation Portfolio	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology Portfolio	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare Portfolio	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Natural Resources Portfolio	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets Portfolio	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities Portfolio	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Utilities Portfolio	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Small Cap Growth Portfolio	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value Portfolio	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock Portfolio	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index Portfolio	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth Portfolio II	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Mid Cap Growth Portfolio	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value Portfolio	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock Portfolio	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index Portfolio	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation Portfolio	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock Portfolio	0.850%	0.850%	0.850%	0.850%	0.800%	0.800%	0.750%	0.700%	0.700%	0.700%	0.700%
Partner Socially Responsible Stock Portfolio	0.800%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth Portfolio	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner All Cap Value Portfolio	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Partner All Cap Portfolio	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth Portfolio II	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Growth Portfolio	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock Portfolio	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value Portfolio	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock Portfolio	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index Portfolio	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Equity Income Plus Portfolio	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced Portfolio	0.350%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%
High Yield Portfolio	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Diversified Income Plus Portfolio	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES - continued

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Socially Responsible Bond Portfolio	0.700%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%
Income Portfolio	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index Portfolio	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond Portfolio	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mortgage Securities Portfolio	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Money Market Portfolio	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Natural Resources Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”) for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Utilities Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Emerging Markets Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Utilities Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Natural Resources Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Small Cap Growth Portfolio

The Adviser paid Transamerica Investment Management, LLC (“Transamerica”) an annual subadvisory fee for the performance of subadvisory services until the termination of the subadvisory agreement on April 30, 2008. The fee payable was equal to 0.50% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $100 million of average daily net assets and 0.60% of average daily net assets over $100 million. Thrivent Partner Small Cap Growth Fund is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Mercator.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES - continued

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets managed by Victory, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Asset Management Company, Inc. (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Socially Responsible Bond Portfolio

The Adviser has entered into a subadvisory agreement with Calvert for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $50 million, 0.375% for the next $50 million, 0.35% for the next $50 million, 0.325% of the next $100 million and 0.30% for assets over $250 million.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES - continued

As of December 31, 2008, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Small Cap Growth	0.10%	N/A
Mid Cap Growth II	0.50%	N/A
Partner International Stock	0.06%	N/A
Partner All Cap	0.20%	N/A
Large Cap Growth II	0.40%	N/A
Partner Growth Stock	0.10%	N/A
Money Market	0.10%	N/A

As of December 31, 2008, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Partner Healthcare	1.39%	4/30/2009
Partner Natural Resources	1.19%	4/30/2009
Partner Emerging Markets	1.50%	4/30/2009
Partner Utilities	0.90%	4/30/2009
Partner Worldwide Allocation	1.00%	4/30/2009
Partner Socially Responsible Stock	0.98%	4/30/2009
Partner All Cap Growth	1.00%	4/30/2009
Partner All Cap Value	0.98%	4/30/2009
Equity Income Plus	0.85%	4/30/2009
Partner Socially Responsible Bond	0.68%	4/30/2009

Each equity, hybrid and fixed income Portfolio may invest in Money Market Portfolio, subject to certain limitations. During the year or period ended December 31, 2008, all the Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the smaller of the amount of the advisory fee for that Portfolio or the amount of the advisory fee which is charged to the Portfolio for its investment in Money Market Portfolio.

(B) Other Expenses — The Fund has entered into an agreement with the Adviser to provide accounting personnel and services. For the year ended December 31, 2008, the Adviser received aggregate fees for accounting personnel and services of $1,517,680 from the Fund.

The Fund has entered into an agreement with the Adviser to provide certain administrative personnel and services. For the year ended December 31, 2008, the Adviser received aggregate fees for administrative personnel and services of $5,291,045 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The eferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $237,550 in fees from the Fund for the year ended December 31, 2008. No remuneration has been paid by the Fund to any of the officers or affiliated Directors of the Fund. In addition, the Fund reimbursed unaffiliated Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(C) Indirect Expenses — Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolio’s expense ratio. The Portfolio indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) OTHER TRANSACTIONS WITH AFFILIATES

On September 15, 2008, the Adviser purchased $1,750,000 of Thrivent Money Market Fund’s securities. The Fund realized a loss of $3,250,000 for the difference between the amortized cost of the securities and the market value as of that date, but at the same time also recognized a loss recovery in the same amount. In the accompanying Statement of Operations, the loss is reflected in “Net realized gains/(losses) on Investments,” and the loss recovery is reflected in “Net increase from payments by affiliate.” There was no impact to the total return as a result of these payments.

(5) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(5) TAX INFORMATION - continued

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$7,252,035	$20,774,188	$(28,026,223)
Moderately Aggressive Allocation	22,565,085	67,790,069	(90,355,154)
Moderate Allocation	20,638,096	71,376,487	(92,014,583)
Moderately Conservative Allocation	4,334,610	15,940,576	(20,275,186)
Technology	5,250	13,398	(18,648)
Partner Healthcare	9,681	(9,681)	—
Partner Natural Resources	(3,423)	3,423	—
Partner Emerging Markets	(11,656)	11,656	—
Real Estate Securities	(71,645)	71,645	—
Partner Utilities	(5,823)	7,137	(1,314)
Partner Small Cap Value	(346,690)	346,690	—
Small Cap Stock	(487,350)	487,350	—
Small Cap Index	(773,320)	773,320	—
Mid Cap Growth II	10,894	(10,116)	(778)
Mid Cap Growth	226,285	(210,149)	(16,136)
Partner Mid Cap Value	(192,489)	192,489	—
Mid Cap Stock	(140,259)	140,259	—
Mid Cap Index	(253,835)	254,735	(900)
Partner Worldwide Allocation	(210,483)	210,483	—
Partner International Stock	3,262,113	(3,262,113)	—
Partner All Cap Growth	3,003	—	(3,003)
Partner All Cap Value	9,060	(9,060)	—
Large Cap Growth II	5,132	(4,652)	(480)
Large Cap Growth	319,803	(287,313)	(32,490)
Partner Growth Stock	(108,121)	108,121	—
Large Cap Value	(5,271)	5,271	—
Large Cap Stock	(19,235)	807,054	(787,819)
Large Cap Index	(253,347)	253,347	—
Equity Income Plus	(79)	79	—
Balanced	(50,521)	50,521	—
High Yield	1,049,294	7,831,279	(8,880,573)
Diversified Income Plus	42,637	1,486,310	(1,528,947)
Partner Socially Responsible Bond	(8,875)	8,875	—
Income	1,236,769	(1,236,769)	—
Bond Index	87,901	(87,901)	—
Limited Maturity Bond	1,132,620	(1,132,620)	—
Mortgage Securities	(58,510)	58,510	—

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$18,475,748	$27,879,365
Moderately Aggressive Allocation	78,090,007	75,451,755
Moderate Allocation	103,633,656	66,988,445
Moderately Conservative Allocation	36,826,443	15,747,741
Partner Healthcare	1,353	—
Partner Emerging Markets	666	—
Partner Small Cap Growth	111,079	—
Partner Small Cap Value	402,209	144,591
Small Cap Stock	589,106	—
Small Cap Index	3,644,037	31,401,932
Mid Cap Growth II	229	—
Mid Cap Growth	21,500	—
Partner Mid Cap Value	275,828	—
Mid Cap Stock	263,581	—
Mid Cap Index	1,519,774	4,748,476
Partner Worldwide Allocation	54,934	—
Partner International Stock	1,275,782	—
Partner Socially Responsible Stock	89	—
Partner All Cap Value	819	—
Partner All Cap	744,537	—
Large Cap Growth II	4,141	—
Large Cap Growth	256,755	—
Partner Growth Stock	168,813	—
Large Cap Value	380,128	—
Large Cap Stock	230,716	—
Large Cap Index	9,602,608	17,224,089
Balanced	11,715,502	4,137,168
High Yield	749,442	—
Diversified Income Plus	5,981,148	—
Partner Socially Responsible Bond	73,480	138,583
Income	702,576	—
Bond Index	23,316	—
Limited Maturity Bond	581,044	—
Mortgage Securities	4,415	—
Money Market	59,294	—

At December 31, 2008, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Technology	$11,378,393	2016

	$11,378,393

Partner Healthcare	63,868	2016

	$63,868

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(5) TAX INFORMATION - continued

Portfolio	Capital Loss Carryover	Expiration Year
Partner Natural Resources	19,375	2016

	$19,375

Partner Emerging Markets	63,274	2016

	$63,274

Real Estate Securities	8,026,304	2016

	$8,026,304

Partner Utilities	375,164	2016

	$375,164

Partner Small Cap Growth	34,011,452	2016

	$34,011,452

Small Cap Stock	60,120,995	2016

	$60,120,995

Mid Cap Growth II	966,671	2016

	$966,671

Mid Cap Growth	22,824,794	2009
	10,809,135	2010
	249,951	2016

	$33,883,880

Partner Mid Cap Value	16,998,457	2016

	$16,998,457

Mid Cap Stock	90,742,741	2016

	$90,742,741

Partner Worldwide Allocation	8,058,363	2016

	$8,058,363

Partner International Stock	9,506,834	2009
	2,858,197	2010
	103,512,698	2016

	$115,877,729

Partner Socially Responsible Stock	99,213	2016

	$99,213

Partner All Cap Growth	536,343	2016

	$536,343

Partner All Cap Value	499,435	2016

	$499,435

Partner All Cap	12,922,307	2016

	$12,922,307

Large Cap Growth II	1,622,617	2016

	$1,622,617

Large Cap Growth	790,945	2009
	724,404,403	2010
	198,356,425	2011
	163,972,971	2016

	$1,087,524,744

Partner Growth Stock	1,995,784	2016

	$1,995,784

Large Cap Value	71,155,534	2016

	$71,155,534

Large Cap Stock	94,278,931	2016

	$94,278,931

Equity Income Plus	5,806,753	2016

	$5,806,753

High Yield	288,927,133	2009
	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	42,742,264	2016

	$923,015,119

Diversified Income Plus	3,470,883	2009
	2,850,377	2010
	9,888,171	2016

	$16,209,431

Income	2,082,528	2014
	39,514,415	2016

	$41,596,943

Bond Index	3,724,141	2014
	103,719	2015

	$3,827,860

Limited Maturity Bond	2,108,299	2013
	1,181,750	2014
	1,010,934	2015
	10,244,655	2016

	$14,545,638

Mortgage Securities	890,110	2014

	$890,110

Money Market	3,442	2015
	30,902	2016

	$34,344

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following capital loss carryovers were utilized during 2008: Bond Index Portfolio, $1,675,164; and Mortgage Securities Portfolio, $988,556. In addition, the following capital loss carryovers expired during the fiscal year 2008: High Yield Portfolio, $8,880,573; Diversified Income Plus Portfolio, $1,527,875.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(5) TAX INFORMATION - continued

The following Portfolios deferred, on a tax basis, the following post-October 2008 losses:

Portfolio	Post-October Loss
Moderately Aggressive Allocation	$388,794
Moderate Allocation	3,715,725
Moderately Conservative Allocation	2,207,474
Technology	836,209
Partner Healthcare	64,815
Partner Natural Resources	55,263
Partner Emerging Markets	269,178
Real Estate Securities	541,410
Partner Utilities	23,328
Partner Small Cap Growth	15,922,461
Partner Small Cap Value	242,455
Small Cap Stock	50,530,766
Small Cap Index	4,353,158
Mid Cap Growth II	802,728
Mid Cap Growth	28,030,634
Partner Mid Cap Value	7,923,056
Mid Cap Stock	16,823,232
Partner Worldwide Allocation	4,881,859
Partner International Stock	62,967,899
Partner Socially Responsible Stock	181,300
Partner All Cap Growth	277,647
Partner All Cap Value	642,895
Partner All Cap	8,497,607
Large Cap Growth II	496,162
Large Cap Growth	135,660,350
Partner Growth Stock	4,750,102
Large Cap Value	17,805,726
Large Cap Stock	33,358,821
Large Cap Index	1,011,842
Equity Income Plus	3,360,762
Balanced	392,062
High Yield	10,092,262
Diversified Income Plus	5,207,972
Income	1,938,672
Bond Index	143,510
Limited Maturity Bond	4,143,645

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Ordinary Income		Long Term Capital Gain		Return of Capital
Portfolio	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Aggressive Allocation	$7,526,815	$2,926,982	$11,081,213	$1,309,043	$—	$—
Moderately Aggressive Allocation	36,926,896	13,819,491	30,510,870	3,676,067	—	—
Moderate Allocation	56,128,055	23,641,224	28,774,199	6,027,228	—	—
Moderately Conservative Allocation	22,275,657	10,511,324	6,150,363	2,211,661	—	—
Technology	3,405,645	—	3,127,004	1,732,497	—	—
Partner Healthcare	5,750	—	—	—	—	—
Partner Natural Resources	8,150	—	—	—	—	—
Partner Emerging Markets	49,300	—	—	—	—	—
Real Estate Securities	21,072,190	9,482,349	21,574,384	15,795,172	5,059,614	—
Partner Utilities	70,001	—	—	—	—	—
Partner Small Cap Growth	673,449	—	9,849,971	6,970,287	—	—
Partner Small Cap Value	4,087,268	2,750,761	15,296,285	6,560,787	—	—
Small Cap Stock	4,048,321	1,730,614	46,096,465	23,681,345	—	—

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(5) TAX INFORMATION - continued

	Ordinary Income		Long Term Capital Gain		Return of Capital
Portfolio	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Small Cap Index	4,228,977	3,047,945	57,981,487	43,071,047	—	—
Mid Cap Growth II	2,256,570	950,204	3,019,741	4,318,558	—	—
Mid Cap Growth	40,872,402	9,950,328	69,498,724	19,632,191	—	—
Partner Mid Cap Value	3,568,008	270,773	2,549,963	100,763	—	—
Mid Cap Stock	15,969,270	19,151,592	25,321,638	13,114,887	—	—
Mid Cap Index	1,733,105	1,575,726	15,856,090	9,024,468	—	—
Partner Worldwide Allocation	1,070,000	—	—	—	—	—
Partner International Stock	101,439,313	20,042,187	137,985,494	47,186,402	—	—
Partner Socially Responsible Stock	9,075	—	—	—	—	—
Partner All Cap Value	46,000	—	—	—	—	—
Partner All Cap	8,044,382	1,219,402	8,251,446	9,732,926	—	—
Large Cap Growth II	2,086,463	1,030,065	2,279,778	1,294,440	—	—
Large Cap Growth	15,449,558	26,284,570	—	—	—	—
Partner Growth Stock	1,631,127	1,291,652	8,594,847	5,224,637	—	—
Large Cap Value	38,585,764	19,527,987	30,190,116	27,172,606	—	—
Large Cap Stock	47,673,626	11,787,487	44,077,586	13,929,956	—	—
Large Cap Index	11,533,169	11,629,702	54,089,226	28,177,160	—	—
Equity Income Plus	862,553	—	—	—	22,448	—
Balanced	15,909,241	16,298,675	12,949,844	—	—	—
High Yield	66,652,176	61,327,393	—	—	—	—
Diversified Income Plus	6,984,985	2,651,827	—	—	—	—
Partner Socially Responsible Bond	171,330	—	—	—	—	—
Income	73,945,918	66,556,877	—	—	—	—
Bond Index	9,755,017	10,947,777	—	—	—	—
Limited Maturity Bond	45,270,503	37,803,391	—	—	—	—
Mortgage Securities	1,935,505	2,676,830	—	—	—	—
Money Market	22,163,082	34,544,766	—	—	—	—

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2008, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$227,863	$135,694
Moderately Aggressive Allocation	773,536	440,776
Moderate Allocation	949,234	449,296
Moderately Conservative Allocation	364,090	157,983
Technology	107,583	113,035
Partner Healthcare	9,499	2,045
Partner Natural Resources	10,064	35
Partner Emerging Markets	11,198	1,619
Real Estate Securities	148,369	134,999
Partner Utilities	6,524	777
Partner Small Cap Growth	319,201	294,385
Partner Small Cap Value	108,336	56,177
Small Cap Stock	1,077,487	1,007,087
Small Cap Index	87,903	152,733
Mid Cap Growth II	108,613	38,996
Mid Cap Growth	404,416	517,200
Partner Mid Cap Value	200,335	107,600
Mid Cap Stock	1,169,058	923,471
Mid Cap Index	27,689	51,295
Partner Worldwide Allocation	168,030	34,881
Partner International Stock	793,056	840,783
Partner Socially Responsible Stock	6,057	1,176
Partner All Cap Growth	6,613	2,014
Partner All Cap Value	9,950	5,516
Partner All Cap	229,113	241,131
Large Cap Growth II	347,399	68,758
Large Cap Growth	3,270,179	4,006,101
Partner Growth Stock	37,777	58,835
Large Cap Value	517,137	459,410
Large Cap Stock	795,723	993,265
Large Cap Index	40,328	133,220
Equity Income Plus	76,014	26,630
Balanced	41,038	110,150
High Yield	428,665	343,275
Diversified Income Plus	89,944	113,070
Partner Socially Responsible Bond	7,258	2,413
Income	513,037	521,187
Bond Index	7,764	38,800
Limited Maturity Bond	496,078	333,470
Mortgage Securities	6,414	8,251

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(6) SECURITY TRANSACTIONS - continued

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Balanced	$498,382	$537,842
Diversified Income Plus	28,198	31,526
Partner Socially Responsible Bond	786	—
Income	1,603,975	1,744,078
Bond Index	786,164	809,451
Limited Maturity Bond	731,772	859,379
Mortgage Securities	387,743	405,368

(B) Investments in Restricted Securities — Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2008, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Worldwide Allocation	5	0.31%
Balanced	4	1.45%
High Yield	8	2.75%
Diversified Income Plus	5	3.97%
Partner Socially Responsible Bond	1	0.03%
Income	10	3.12%
Bond Index	4	2.57%
Limited Maturity Bond	7	2.38%
Mortgage Securities	2	4.48%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts — The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2008, were as follows:

	Number of Contracts	Premium Amount
Large Cap Growth II
Balance at December 31, 2007	4	$680
Opened	609	114,521
Closed	(272)	(60,562)
Expired	(118)	(16,551)
Exercised	(223)	(38,088)

Balance at December 31, 2008	—	$—

Large Cap Growth
Balance at December 31, 2007	243	$41,290
Opened	33,735	6,668,130
Closed	(21,355)	(4,423,622)
Expired	(6,965)	(1,163,466)
Exercised	(5,658)	(1,122,332)

Balance at December 31, 2008	—	$—

Large Cap Stock
Balance at December 31, 2007	—	$—
Opened	4,802	1,084,188
Closed	(2,619)	(613,256)
Expired	(1,024)	(206,987)
Exercised	(1,159)	(263,945)

Balance at December 31, 2008	—	$—

Equity Income Plus
Balance at April 30, 2008	—	$—
Opened	1,225	969,632
Closed	(1,175)	(942,894)
Expired	—	—
Exercised	—	—

Balance at December 31, 2008	50	$26,738

Diversified Income Plus
Balance at December 31, 2007	—	$—
Opened	6	35,079
Closed	—	—
Expired	(2)	(7,188)
Exercised	(4)	(27,891)

Balance at December 31, 2008	—	$—

Income
Balance at December 31, 2007	7	$25,898
Opened	65	386,720
Closed	—	—
Expired	(30)	(107,813)
Exercised	(42)	(304,805)

Balance at December 31, 2008	—	$—

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of December 31, 2008

(6) SECURITY TRANSACTIONS - continued

	Number of Contracts	Premium Amount
Limited Maturity Bond
Balance at December 31, 2007	—	$—
Opened	3,080	4,810,823
Closed	(3,080)	(4,810,823)
Expired	—	—
Exercised	—	—

Balance at December 31, 2008	—	$—

Mortgage Securities
Balance at December 31, 2007	4	$21,250
Opened	87	202,088
Closed	(70)	(109,353)
Expired	(10)	(52,188)
Exercised	(11)	(61,797)

Balance at December 31, 2008	—	$—

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the Investment Company Act of 1940. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2008, the Portfolios engaged in purchases and sales of securities of 64,996,469 and $303,075,902, respectively.

(8) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Moderately Aggressive Allocation	350,000,000	0.01
Moderate Allocation	350,000,000	0.01
Moderately Conservative Allocation	300,000,000	0.01
Technology	100,000,000	0.01
Partner Healthcare	200,000,000	0.01
Partner Natural Resources	200,000,000	0.01
Partner Emerging Markets	200,000,000	0.01
Real Estate Securities	200,000,000	0.01
Partner Utilities	200,000,000	0.01
Partner Small Cap Growth	200,000,000	0.01
Partner Small Cap Value	200,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth II	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	200,000,000	0.01
Partner International Stock	250,000,000	0.01
Partner Socially Responsible Stock	200,000,000	0.01
Partner All Cap Growth	200,000,000	0.01
Partner All Cap Value	200,000,000	0.01
Partner All Cap	200,000,000	0.01
Large Cap Growth II	200,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	200,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01
Equity Income Plus	200,000,000	0.01
Balanced	200,000,000	0.01
High Yield	300,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Partner Socially Responsible Bond	200,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	200,000,000	0.01
Money Market	1,200,000,000	0.01

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2008	$14.09	$0.25	$(5.34)	$(5.09)	$(0.18)	$(0.31)
Year Ended 12/31/2007	13.01	0.13	1.09	1.22	(0.08)	(0.06)
Year Ended 12/31/2006	11.44	0.07	1.50	1.57	—	—
Year Ended 12/31/2005 (c)	10.00	—	1.44	1.44	—	—
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2008	13.48	0.33	(4.71)	(4.38)	(0.23)	(0.23)
Year Ended 12/31/2007	12.66	0.18	0.80	0.98	(0.11)	(0.05)
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—
Year Ended 12/31/2005 (c)	10.00	0.02	1.19	1.21	(0.02)	—
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2008	12.82	0.37	(3.83)	(3.46)	(0.27)	(0.17)
Year Ended 12/31/2007	12.22	0.24	0.58	0.82	(0.15)	(0.07)
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—
Year Ended 12/31/2005 (c)	10.00	0.04	0.96	1.00	(0.04)	—
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2008	12.08	0.37	(2.80)	(2.43)	(0.29)	(0.09)
Year Ended 12/31/2007	11.69	0.27	0.39	0.66	(0.20)	(0.07)
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—
Year Ended 12/31/2005 (c)	10.00	0.06	0.68	0.74	(0.06)	—
TECHNOLOGY PORTFOLIO
Year Ended 12/31/2008	8.24	—	(3.59)	(3.59)	—	(1.02)
Year Ended 12/31/2007	7.67	(0.01)	0.85	0.84	—	(0.27)
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)
Year Ended 12/31/2005	7.28	(0.02)	0.29	0.27	(0.02)	—
Year Ended 12/31/2004	6.94	0.02	0.32	0.34	—	—
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2008 (d)	10.00	—	(1.05)	(1.05)	(0.01)	—
PARTNER NATURAL RESOURCES PORTFOLIO
Year Ended 12/31/2008 (d)	10.00	0.01	(4.28)	(4.27)	(0.01)	—
PARTNER EMERGING MARKETS PORTFOLIO
Year Ended 12/31/2008 (d)	10.00	0.06	(4.42)	(4.36)	(0.05)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since inception, 4/29/2005.

(d)	Since inception, 4/30/2008.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.49)	$8.51	(37.23)%	$354.3	0.20%	2.45%	0.20%	2.45%	30%
(0.14)	14.09	9.33%	496.4	0.15%	1.17%	0.20%	1.12%	16%
—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%
—	11.44	14.45%	71.8	0.10%	0.11%	0.37%	(0.16)%	7%

(0.46)	8.64	(33.40)%	1,354.6	0.17%	3.36%	0.17%	3.36%	27%
(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%
—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%
(0.02)	11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

(0.44)	8.92	(27.74)%	1,811.6	0.17%	3.91%	0.17%	3.91%	22%
(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%
—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%
(0.04)	10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

(0.38)	9.27	(20.61)%	714.8	0.18%	4.09%	0.18%	4.09%	21%
(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%
—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%
(0.06)	10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

(1.02)	3.63	(48.32)%	24.3	0.89%	(0.01)%	0.91%	(0.03)%	269%
(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%
(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%
(0.02)	7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%
—	7.28	4.85%	56.6	0.73%	0.35%	0.90%	0.18%	59%

(0.01)	8.94	(10.48)%	7.1	1.39%	(0.09)%	2.12%	(0.83)%	40%

(0.01)	5.72	(42.68)%	6.6	1.19%	0.23%	1.87%	(0.45)%	1%

(0.05)	5.59	(43.58)%	5.3	1.50%	1.18%	2.68%	0.00%	25%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2008	$17.74	$0.41	$(6.35)	$(5.94)	$(0.74)	$(1.46)	$(0.26)
Year Ended 12/31/2007	22.93	0.32	(3.84)	(3.52)	(0.30)	(1.37)	—
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	—
Year Ended 12/31/2005	17.04	0.26	1.80	2.06	(0.24)	(0.70)	—
Year Ended 12/31/2004	12.66	0.37	4.07	4.44	—	(0.06)	—
PARTNER UTILITIES PORTFOLIO
Year Ended 12/31/2008 (c)	10.00	0.12	(3.08)	(2.96)	(0.11)	—	—
PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2008	13.94	0.01	(5.77)	(5.76)	—	(0.73)	—
Year Ended 12/31/2007	13.58	(0.04)	1.21	1.17	—	(0.81)	—
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	—
Year Ended 12/31/2005	12.33	(0.06)	0.50	0.44	—	(0.66)	—
Year Ended 12/31/2004	11.07	(0.07)	1.33	1.26	—	—	—
PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2008	18.44	0.13	(4.85)	(4.72)	(0.20)	(1.45)	—
Year Ended 12/31/2007	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)	—
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)	—
Year Ended 12/31/2005	16.56	0.07	0.71	0.78	(0.04)	(0.48)	—
Year Ended 12/31/2004	13.73	0.07	2.95	3.02	—	(0.19)	—
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2008	15.48	0.06	(5.34)	(5.28)	(0.13)	(1.58)	—
Year Ended 12/31/2007	15.43	0.10	0.88	0.98	(0.05)	(0.88)	—
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)	—
Year Ended 12/31/2005	14.74	0.02	1.16	1.18	(0.01)	(1.29)	—
Year Ended 12/31/2004	12.34	0.01	2.56	2.57	—	(0.17)	—
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2008	19.21	0.22	(5.15)	(4.93)	(0.20)	(3.54)	—
Year Ended 12/31/2007	21.55	0.24	(0.11)	0.13	(0.14)	(2.33)	—
Year Ended 12/31/2006	19.41	0.17	2.64	2.81	(0.14)	(0.53)	—
Year Ended 12/31/2005	19.26	0.15	1.18	1.33	(0.13)	(1.05)	—
Year Ended 12/31/2004	15.83	0.13	3.36	3.49	(0.06)	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since inception, 4/30/2008.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

				Ratio to Average Net Assets**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(2.46)	$9.34	(37.24)%	$197.4	0.85%	2.74%	0.86%	2.73%	45%
(1.67)	17.74	(16.80)%	326.4	0.86%	1.60%	0.86%	1.60%	71%
(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%
(0.94)	18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%
(0.06)	17.04	35.19%	175.0	0.79%	2.60%	0.90%	2.49%	119%

(0.11)	6.93	(29.57)%	4.4	0.90%	2.55%	2.31%	1.14%	22%

(0.73)	7.45	(43.23)%	112.5	0.98%	0.08%	1.09%	(0.04)%	199%
(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%
(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%
(0.66)	12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%
—	12.33	11.32%	53.9	1.00%	(0.69)%	1.19%	(0.88)%	255%

(1.65)	12.07	(27.05)%	167.9	0.86%	1.08%	0.87%	1.07%	31%
(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%
(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%
(0.52)	16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%
(0.19)	16.56	22.26%	77.5	0.80%	0.51%	0.99%	0.32%	106%

(1.71)	8.49	(37.52)%	288.1	0.73%	0.66%	0.75%	0.64%	286%
(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%
(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%
(1.30)	14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%
(0.17)	14.74	20.94%	216.8	0.76%	0.06%	0.78%	0.04%	93%

(3.74)	10.54	(31.07)%	192.2	0.42%	1.28%	0.42%	1.28%	31%
(2.47)	19.21	(0.50)%	357.9	0.39%	1.00%	0.39%	0.99%	16%
(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%
(1.18)	19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%
(0.06)	19.26	22.10%	485.9	0.34%	0.80%	0.39%	0.75%	21%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP GROWTH PORTFOLIO II
Year Ended 12/31/2008	$11.42	$0.01	$(4.37)	$(4.36)	$(0.03)	$(1.38)
Year Ended 12/31/2007	11.37	0.03	2.13	2.16	(0.06)	(2.05)
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)
Year Ended 12/31/2005	9.53	0.02	1.05	1.07	—	—
Year Ended 12/31/2004	8.19	—	1.34	1.34	—	—
MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2008	20.18	0.10	(7.19)	(7.09)	(0.18)	(3.36)
Year Ended 12/31/2007	17.59	0.08	3.38	3.46	(0.08)	(0.79)
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—
Year Ended 12/31/2005	14.57	0.02	1.62	1.64	—	—
Year Ended 12/31/2004	13.08	—	1.49	1.49	—	—
PARTNER MID CAP VALUE PORTFOLIO
Year Ended 12/31/2008	13.41	0.08	(4.61)	(4.53)	(0.18)	(0.45)
Year Ended 12/31/2007	13.06	0.14	0.28	0.42	—	(0.07)
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)
Year Ended 12/31/2005 (c)	10.00	0.04	1.51	1.55	(0.04)	(0.03)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2008	13.15	0.04	(5.08)	(5.04)	(0.12)	(0.91)
Year Ended 12/31/2007	13.41	0.08	0.76	0.84	(0.12)	(0.98)
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)
Year Ended 12/31/2005	11.66	0.05	1.76	1.81	(0.02)	(0.63)
Year Ended 12/31/2004	10.04	0.02	1.70	1.72	—	(0.10)
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2008	15.20	0.19	(5.02)	(4.83)	(0.19)	(1.87)
Year Ended 12/31/2007	15.05	0.20	1.00	1.20	(0.15)	(0.90)
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)
Year Ended 12/31/2005	13.34	0.14	1.44	1.58	(0.07)	(0.42)
Year Ended 12/31/2004	11.53	0.08	1.74	1.82	—	(0.01)
PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2008 (d)	10.00	0.07	(3.98)	(3.91)	(0.06)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since inception, 4/29/2005.

(d)	Since inception, 4/30/2008.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

				Ratio to Average Net Assets**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.41)	$5.65	(42.71)%	$80.8	0.56%	0.30%	1.07%	(0.22)%	104%
(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%
(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%
—	10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%
—	9.53	16.41%	38.4	0.47%	(0.04)%	1.16%	(0.73)%	227%

(3.54)	9.55	(41.13)%	275.1	0.44%	0.54%	0.45%	0.52%	82%
(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%
(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%
—	16.21	11.27%	747.5	0.45%	0.11%	0.45%	0.11%	135%
—	14.57	11.36%	784.9	0.45%	0.00%	0.46%	(0.01)%	150%

(0.63)	8.25	(35.05)%	123.3	0.83%	1.41%	0.85%	1.39%	97%
(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%
(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%
(0.07)	11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

(1.03)	7.08	(40.75)%	379.9	0.72%	0.81%	0.73%	0.80%	234%
(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%
(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%
(0.65)	12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%
(0.10)	11.66	17.24%	111.7	0.68%	0.26%	0.82%	0.12%	126%

(2.06)	8.31	(36.29)%	75.1	0.46%	1.33%	0.46%	1.32%	24%
(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%
(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%
(0.49)	14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%
(0.01)	13.34	15.75%	135.4	0.45%	0.77%	0.46%	0.76%	23%
(0.06)	6.03	(39.09)%	105.9	1.00%	2.17%	1.25%	1.92%	49%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER INTERNATIONAL STOCK PORTFOLIO
Year Ended 12/31/2008	$17.26	$0.33	$(6.56)	$(6.23)	$(0.68)	$(2.17)
Year Ended 12/31/2007	16.32	0.36	1.37	1.73	(0.24)	(0.55)
Year Ended 12/31/2006	13.63	0.23	2.67	2.90	(0.21)	—
Year Ended 12/31/2005	12.12	0.17	1.48	1.65	(0.14)	—
Year Ended 12/31/2004	10.62	0.13	1.52	1.65	(0.15)	—
PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Year Ended 12/31/2008 (c)	10.00	0.02	(3.52)	(3.50)	(0.02)	—
PARTNER ALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2008 (c)	10.00	(0.01)	(4.65)	(4.66)	—	—
PARTNER ALL CAP VALUE PORTFOLIO
Year Ended 12/31/2008 (c)	10.00	0.08	(4.51)	(4.43)	(0.10)	—
PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2008	13.00	0.09	(5.05)	(4.96)	(0.08)	(1.86)
Year Ended 12/31/2007	12.03	0.07	2.28	2.35	(0.06)	(1.32)
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—
Year Ended 12/31/2005	8.89	0.05	1.58	1.63	(0.05)	—
Year Ended 12/31/2004	7.83	0.04	1.03	1.07	(0.01)	—
LARGE CAP GROWTH PORTFOLIO II
Year Ended 12/31/2008	11.96	0.02	(4.49)	(4.47)	(0.06)	(1.58)
Year Ended 12/31/2007	11.00	0.06	1.71	1.77	(0.08)	(0.73)
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)
Year Ended 12/31/2005	9.77	0.06	0.62	0.68	(0.08)	—
Year Ended 12/31/2004	9.08	0.08	0.61	0.69	—	—
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2008	19.23	0.18	(8.26)	(8.08)	(0.19)	—
Year Ended 12/31/2007	16.64	0.12	2.67	2.79	(0.20)	—
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—
Year Ended 12/31/2005	14.76	0.08	0.95	1.03	(0.12)	—
Year Ended 12/31/2004	13.78	0.11	0.94	1.05	(0.07)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since inception, 4/30/2008.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(2.85)	$8.18	(41.10)%	$778.1	0.81%	2.54%	0.89%	2.46%	70%
(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%
(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%
(0.14)	13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%
(0.15)	12.12	15.65%	721.0	0.94%	1.18%	0.94%	1.18%	63%

(0.02)	6.48	(34.98)%	3.2	0.98%	0.30%	2.19%	(0.92)%	32%

—	5.34	(46.57)%	2.4	1.00%	(0.14)%	2.64%	(1.79)%	62%

(0.10)	5.47	(44.21)%	2.5	0.98%	1.43%	2.80%	(0.40)%	168%

(1.94)	6.10	(42.91)%	56.2	0.86%	0.84%	1.07%	0.64%	260%
(1.38)	13.00	20.37%	117.6	0.84%	0.61%	1.05%	0.41%	169%
(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%
(0.05)	10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%
(0.01)	8.89	13.64%	59.7	0.95%	0.55%	1.13%	0.37%	172%

(1.64)	5.85	(41.92)%	309.0	0.62%	0.90%	1.03%	0.49%	149%
(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%
(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%
(0.08)	10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%
—	9.77	7.56%	43.9	0.38%	0.87%	1.08%	0.17%	177%

(0.19)	10.96	(42.00)%	844.5	0.44%	0.74%	0.45%	0.73%	177%
(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%
(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%
(0.12)	15.67	7.01%	2,375.0	0.45%	0.50%	0.45%	0.50%	111%
(0.07)	14.76	7.68%	2,448.2	0.45%	0.79%	0.45%	0.79%	104%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2008	$13.55	$0.05	$(5.29)	$(5.24)	$(0.09)	$(1.26)
Year Ended 12/31/2007	13.08	0.08	1.14	1.22	(0.07)	(0.68)
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)
Year Ended 12/31/2005	11.21	0.02	0.68	0.70	(0.05)	—
Year Ended 12/31/2004	10.19	0.07	0.95	1.02	—	—
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2008	13.41	0.23	(4.66)	(4.43)	(0.43)	(0.45)
Year Ended 12/31/2007	13.50	0.19	0.48	0.67	(0.17)	(0.59)
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)
Year Ended 12/31/2005	11.14	0.14	0.63	0.77	(0.13)	—
Year Ended 12/31/2004	9.76	0.13	1.25	1.38	—	—
LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2008	11.04	0.15	(4.05)	(3.90)	(0.28)	(0.75)
Year Ended 12/31/2007	10.54	0.12	0.68	0.80	(0.12)	(0.18)
Year Ended 12/31/2006	9.62	0.13	0.99	1.12	(0.07)	(0.13)
Year Ended 12/31/2005	9.28	0.07	0.42	0.49	(0.08)	(0.07)
Year Ended 12/31/2004	8.56	0.10	0.62	0.72	—	—
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2008	25.18	0.47	(8.99)	(8.52)	(0.50)	(2.44)
Year Ended 12/31/2007	25.32	0.49	0.87	1.36	(0.44)	(1.06)
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—
Year Ended 12/31/2005	21.63	0.35	0.67	1.02	(0.34)	—
Year Ended 12/31/2004	19.79	0.34	1.73	2.07	(0.23)	—
EQUITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2008 (c)	10.00	0.15	(3.11)	(2.96)	(0.15)	—
BALANCED PORTFOLIO
Year Ended 12/31/2008	17.16	0.56	(4.82)	(4.26)	(0.58)	(0.57)
Year Ended 12/31/2007	16.77	0.57	0.35	0.92	(0.53)	—
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—
Year Ended 12/31/2005	15.28	0.42	0.16	0.58	(0.38)	—
Year Ended 12/31/2004	14.45	0.37	0.78	1.15	(0.32)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since inception, 4/30/2008.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.35)	$6.96	(42.13)%	$52.1	0.82%	0.34%	0.92%	0.23%	44%
(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%
(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%
(0.05)	11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%
—	11.21	9.95%	107.4	0.80%	0.64%	0.92%	0.52%	33%

(0.88)	8.10	(34.33)%	664.1	0.64%	2.16%	0.65%	2.16%	53%
(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%
(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%
(0.13)	11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%
—	11.14	14.13%	351.2	0.66%	1.52%	0.66%	1.52%	51%

(1.03)	6.11	(37.68)%	497.4	0.66%	1.42%	0.67%	1.41%	100%
(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%
(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%
(0.15)	9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%
—	9.28	8.49%	442.9	0.72%	1.16%	0.73%	1.15%	68%

(2.94)	13.72	(37.12)%	319.7	0.38%	2.01%	0.39%	2.00%	8%
(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%
(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%
(0.34)	22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%
(0.23)	21.63	10.56%	831.9	0.32%	1.70%	0.37%	1.65%	6%

(0.15)	6.89	(29.58)%	41.4	0.80%	2.74%	0.84%	2.71%	74%

(1.15)	11.75	(26.06)%	280.0	0.39%	3.00%	0.41%	2.98%	133%
(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%
(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%
(0.38)	15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%
(0.32)	15.28	8.09%	748.7	0.33%	2.54%	0.37%	2.50%	119%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH YIELD PORTFOLIO
Year Ended 12/31/2008	$4.84	$0.37	$(1.34)	$(0.97)	$(0.39)	$—
Year Ended 12/31/2007	5.11	0.40	(0.26)	0.14	(0.41)	—
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/2005	5.22	0.41	(0.21)	0.20	(0.41)	—
Year Ended 12/31/2004	5.14	0.42	0.08	0.50	(0.42)	—
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2008	6.98	0.46	(2.00)	(1.54)	(0.43)	—
Year Ended 12/31/2007	7.19	0.34	(0.41)	(0.07)	(0.14)	—
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—
Year Ended 12/31/2005	6.80	0.49	(0.26)	0.23	(0.49)	—
Year Ended 12/31/2004	6.74	0.46	0.06	0.52	(0.46)	—
PARTNER SOCIALLY RESPONSIBLE BOND PORTFOLIO
Year Ended 12/31/2008 (c)	10.00	0.26	0.01	0.27	(0.25)	—
INCOME PORTFOLIO
Year Ended 12/31/2008	9.74	0.51	(1.53)	(1.02)	(0.52)	—
Year Ended 12/31/2007	9.90	0.53	(0.17)	0.36	(0.52)	—
Year Ended 12/31/2006	9.95	0.51	0.01	0.52	(0.51)	(0.06)
Year Ended 12/31/2005	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)
Year Ended 12/31/2004	10.20	0.44	0.03	0.47	(0.44)	—
BOND INDEX PORTFOLIO
Year Ended 12/31/2008	10.29	0.48	(0.56)	(0.08)	(0.49)	—
Year Ended 12/31/2007	10.22	0.50	0.07	0.57	(0.50)	—
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—
Year Ended 12/31/2005	10.52	0.44	(0.22)	0.22	(0.44)	—
Year Ended 12/31/2004	10.58	0.43	(0.02)	0.41	(0.43)	(0.04)
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2008	9.84	0.42	(1.04)	(0.62)	(0.43)	—
Year Ended 12/31/2007	9.92	0.47	(0.08)	0.39	(0.47)	—
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—
Year Ended 12/31/2005	10.09	0.37	(0.17)	0.20	(0.37)	—
Year Ended 12/31/2004	10.21	0.29	(0.10)	0.19	(0.29)	(0.02)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since inception, 4/30/2008.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

RATIOS /SUPPLEMENTAL DATA
						Ratios to Average Net
						Assets Before Expenses
				Ratio to Average Net		Waived, Credited or Paid
				Assets**		Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.39)	$3.48	(21.19)%	$597.2	0.43%	8.63%	0.45%	8.61%	50%
(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%
(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%
(0.41)	5.01	4.04%	802.6	0.45%	8.05%	0.45%	8.04%	53%
(0.42)	5.22	10.14%	884.5	0.45%	8.21%	0.45%	8.21%	71%

(0.43)	5.01	(23.30)%	75.0	0.51%	5.61%	0.52%	5.59%	115%
(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%
(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%
(0.49)	6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%
(0.46)	6.80	8.02%	105.1	0.49%	6.89%	0.51%	6.87%	91%

(0.25)	10.02	2.68%	6.8	0.68%	3.89%	1.66%	2.91%	60%

(0.52)	8.20	(10.85)%	1,097.1	0.44%	5.61%	0.45%	5.60%	160%
(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%
(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%
(0.51)	9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%
(0.44)	10.23	4.74%	985.1	0.45%	4.36%	0.45%	4.36%	207%

(0.49)	9.72	(0.82)%	174.6	0.39%	4.83%	0.43%	4.79%	346%
(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%
(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%
(0.44)	10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%
(0.47)	10.52	3.91%	275.6	0.40%	3.99%	0.41%	3.98%	349%

(0.43)	8.79	(6.46)%	925.9	0.44%	4.44%	0.45%	4.43%	121%
(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%
(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%
(0.37)	9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%
(0.31)	10.09	1.89%	316.2	0.46%	2.84%	0.46%	2.84%	219%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MORTGAGE SECURITIES PORTFOLIO
Year Ended 12/31/2008	$9.71	$0.44	$(0.91)	$(0.47)	$(0.42)	$—
Year Ended 12/31/2007	9.71	0.49	(0.01)	0.48	(0.48)	—
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—
Year Ended 12/31/2005	9.99	0.43	(0.24)	0.19	(0.43)	—
Year Ended 12/31/2004	9.99	0.40	—	0.40	(0.39)	(0.01)
MONEY MARKET PORTFOLIO
Year Ended 12/31/2008	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/2007	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/2005	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/2004	1.00	0.01	—	0.01	(0.01)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net
						Assets Before Expenses
				Ratio to Average Net		Waived, Credited or Paid
				Assets**		Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$(0.42)	$8.82	(4.96)%	$35.2	0.67%	4.67%	0.67%	4.67%	721%
(0.48)	9.71	5.09%	49.8	0.65%	5.05%	0.65%	5.05%	731%
(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%
(0.43)	9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%
(0.40)	9.99	4.02%	57.4	0.49%	4.02%	0.63%	3.88%	684%

(0.03)	1.00	2.95%	683.4	0.36%	2.93%	0.46%	2.83%	N/A
(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A
(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A
(0.03)	1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A
(0.01)	1.00	0.97%	323.2	0.46%	1.00%	0.47%	0.99%	N/A

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements and Subadvisory Agreements

Both the Investment Company Act of 1940 and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by a majority of the Board of Directors, including a majority of the Independent Directors.

At its meeting on November 11, 2008, the Board of Directors of the Portfolios of the Fund voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for all of the Portfolios of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its reapproval of the agreements with the Advisory Organizations, the Board considered the following factors:

1.	The nature, extent and quality of the services provided by the Advisory Organizations;

2.	The performance of the Portfolios;

3.	The costs of services provided and profits realized by the Adviser;

4.	The extent to which economies of scale may be realized as the Portfolios grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors of the Fund) met on July 24, August 26 and November 11, 2008, to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Portfolios in comparison to a peer group of comparable investment companies; detailed information prepared by Portfolio management with respect to the cost of services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios, the personnel providing the services, staff additions, systems improvements and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with Portfolio Management.

The Independent Directors were represented by independent counsel throughout the review process and during private sessions of the Independent Directors to consider reapproval of the agreements. The Directors also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement and the Subadvisory Agreements. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Additional Information

(unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2008, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Chief Investment Officer and from the Directors of Equity and Fixed Income Investments. In addition, the Board had, over the past year, met with a majority of the portfolio managers of both the Adviser and each of the Subadvisers, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Fund. The Independent Directors also received quarterly reports from the Fund’s Chief Compliance Officer.

The Board also considered other benefits to the Adviser and its affiliates derived from its relationship with the Fund. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment of research analysts and other personnel, and investment technology systems and applications to improve investment research trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance.

Performance of the Portfolios

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Portfolio. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Portfolio, including absolute performance, relative performance rankings within each Portfolio’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Portfolio over the one-, three- and five-year periods. When evaluating investment performance, the Board placed emphasis on longer-term performance and on the trend of performance, focusing particularly upon the three-year performance record.

For the three-year period ended September 30, 2008, 68% of the internally managed Portfolios and 67% of the subadvised Portfolios performed at or above the median of their respective Lipper peer groups. The Board concluded that the performance of the individual Portfolios was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Portfolios. They noted that 68% of the Portfolios, representing 83% of total Fund assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Portfolios, noting that 68% of the Portfolios, representing 61% of total Fund assets, had effective advisory fees at or below the medians of their peer groups. In addition, the Board reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis.

The Board considered the allocations of the Adviser’s costs to the Portfolios. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

Additional Information

(unaudited)

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Directors considered that those contracts had been negotiated at arm’s length between the Adviser and each Subadviser and that the markup for additional services provided by the Adviser was reasonable. The Board also was informed of any separate arrangements for unrelated services between a Subadviser and the Adviser or its affiliates.

Economies of Scale and Breakpoints

The Directors considered whether economies of scale might be realized as a Portfolio’s assets increase. Because of differences between Portfolios as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Portfolio’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Directors considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Portfolio should be at or below the median expense ratio of its peer group. The Adviser noted that 97% of the Portfolios, representing 99.8% of total Fund assets, had net operating expenses at or below the median of their peer groups. The Board also noted that while some Portfolios were increasing in assets and other were decreasing in assets, the Portfolios overall were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

Board of Directors and Officers

The following table provides information about the Directors and Officers of the Funds. Each Director oversees each of 41 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 29 series, which offer Class A and Institutional Class shares.

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 41 series of the Fund, 29 portfolios of Thrivent Mutual Funds and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Director (1)

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 52	President from 2004 until November 2008; Director from 2004 until December 2008	71	Executive Vice President, Strategic Development, Thrivent Financial since 2008; Executive Vice President, Marketing and Products, Thrivent Financial from 2002 until 2008	Director, American Public Media and affiliates; Director, Luther Seminary

Independent Directors (3)

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 69	Director since 2004	71	President, Carthage College	Director, Optique Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Board of Directors and Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 71	Director since 1990	71	Management consultant to several privately owned companies	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 70	Director since 1997	71	Retired	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 65	Director since 2004	71	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 65	Director since 2004	71	Vice President and Assistant General Counsel, Boeing Company since June 2007; President, National Legal Center for the Public Interest since 2004; General Counsel U.S. Department of Housing and Urban Development from 2001 to 2004; Partner, Baker & Hostetler, from 1986 to 2001	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 69	Chairperson beginning in 2009; Director since 1993	71	Retired	None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 62	Director since 2006	71	Retired; previously Chief Executive Officer of CoBank from 1994 to June 30, 2006	Director, Keystone Neighborhood Company; Director, Center for Corporate Excellence

Edward W. Smeds 625 Fourth Avenue South Minneapolis, MN Age 72	Chairman from 2004 until December 2008; Director from 2004 until December 2008	71	Retired	Chairman of Carthage College Board

Board of Directors and Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 58	Director since 2007	71	Retired; previously Director from 1983 to September 30, 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, Interim President from 2002 to 2003, Treasurer from 2000 to 2005 and Secretary from 2000 to 2005 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007, Chief Financial Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Funds	None

Board of Directors and Officers

Executive Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	President since November 2008; previously, Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 37	Secretary and Chief Legal Officer since 2006	Vice President — Asset Management, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from April 2004 to June 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 43	Vice President Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President and IC and IA Chief Compliance Officer, Thrivent Financial since 2004; previously Vice President and Controller of Thrivent Financial

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 41	Treasurer and Principal Financial Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2003; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004; Independent Consultant from 2001 to 2003

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2006	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 38	Vice President Anti- Money Laundering Officer since 2006	Director of FSO Compliance Corp. BCM since 2006; Manager of Field and Securities Compliance from 2002 to 2006, Thrivent Financial

Kenneth L. Kirchner 4321 North Ballard Road Appleton, WI Age 42	Assistant Vice President since 2004	Director, Mutual Funds Operations, Thrivent Financial since 2004; Manager, Shareholder Services, Thrivent Financial from 2003 to 2004

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 47	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 53	Assistant Secretary since 2006	Vice President, Office of the General Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from September 2003 to January 2005; Vice President and Group Counsel, Corporate Practice Group, American Express Financial Advisors, Inc. from 2001 to 2003

Board of Directors and Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 38	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; previously Senior Counsel, Division of Investment Management of the Securities and Exchange Commission

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 39	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 31	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

(1)	“Interested person” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

(2)	Each Director serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.

(3)	The Directors other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Directors.”

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2008

With respect to Thrivent Partner Healthcare Portfolio, Thrivent Partner All Cap Value Portfolio,

Thrivent Diversified Income Plus Portfolio and Thrivent Income Portfolio

The “Portfolio Management” section of the prospectus is amended.

Thrivent Partner Healthcare Portfolio

The second paragraph under Thrivent Partner Healthcare Portfolio is deleted and replaced with the following:

Stephan Patten, CFA of S.A.M. serves as portfolio manager of the Portfolio. He joined S.A.M. in 2001 as an Assistant Portfolio Manager and became a Portfolio Manager in 2004. In 1996, Mr. Patten completed a B.Sc. in biochemistry at McGill University and, in 2001, received his Masters of Business Administration from the same university.

Thrivent Partner All Cap Value Portfolio

The second paragraph under Thrivent Partner All Cap Value Portfolio is deleted and replaced with the following:

John Damian and Mitch Williams, CFA serve as portfolio co-managers of the Portfolio. Mr. Damian has been a Senior Vice President of OFI since 2004 and was previously a Vice President of OFI since 2001. Mr. Williams has been a Vice President of OFI since 2006 and was previously a Senior Research Analyst of OFI since 2002.

Thrivent Diversified Income Plus Portfolio

The first paragraph under Thrivent Diversified Income Portfolio is deleted and replaced with the following:

Mark L. Simenstad, CFA, David R. Spangler, CFA, Kevin R. Brimmer, FSA and Paul J. Ocenasek, CFA serve as portfolio co-managers of the Thrivent Diversified Income Plus Portfolio.

In addition, the fifth paragraph under Thrivent Diversified Income Portfolio is deleted and replaced with the following:

Paul J. Ocenasek, CFA has been with Thrivent Financial since 1987 and has been a portfolio manager since 1997 of other Thrivent mutual funds, including the High Yield Portfolio and the Income Portfolio.

Thrivent Income Portfolio

The description under Thrivent Income Portfolio is deleted and replaced with the following:

Stephen D. Lowe, CFA has served as the portfolio manager of Thrivent Income Portfolio since 2009. He has also been a senior portfolio manager of the high yield portion of Thrivent Financial’s general account since 2005. Prior to this position, he was, since 2004, a high yield research manager and, since 2002, an associate portfolio manager of the high yield portion of the general account. He has been with Thrivent Financial since 1997.

Please include this Supplement with your Prospectus

Thrivent Variable Life Account I

Supplement to Prospectus dated April 30, 2008 for

Thrivent Financial Variable Universal Life Insurance II

Regarding Initial Premium

The Initial Premium language that appears on page 27 of your prospectus is amended as follows:

The following language is deleted:

We will issue your Contract if you meet all underwriting and other requirements. We issue Contracts only with a Date of Issue between the 1st and the 28th of any month. New Contracts that would otherwise receive a Date of Issue of the 29th through the 31st of any month will instead be given a Date of Issue of the first Valuation Date in the following month.

The above paragraph will be replaced in its entirety with the following:

We will issue your Contract if you meet all underwriting and other requirements. We issue Contracts only with a Date of Issue between the 1st and the 28th of any month. New Contracts that would otherwise receive a Date of Issue of the 29th through the 31st of any month will instead be given a Date of Issue of the 28th day of the month.

The date of this Supplement is December 15, 2008.

Please include this Supplement with your Prospectus

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Toll-Free Telephone Number

(800)-847-4836

[THIS PAGE INTENTIONALLY LEFT BLANK]

We’re Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in eDelivery today at Thrivent.com and receive your annual and semiannual reports and prospectus electronically.

Thrivent Financial for Lutherans®

625 Fourth Ave. S., Minneapolis, MN 55415-1665

www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23572AR R2-09

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Herbert F. Eggerding, Jr., an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $481,087 for the year ended December 31, 2007 and $556,733 for the year ended December 31, 2008.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2007 and $0 for the fiscal year ended December 31, 2008. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2007 and $0 for the year ended December 31, 2008.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $91,375 for the year ended December 31, 2007 and $106,601 for the year ended December 31, 2008. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2007 and $0 for the year ended December 31, 2008.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $18,174 for the year ended December 31, 2007 and $0 for the year ended December 31, 2008. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2007 and $0 for the year ended December 31, 2008.

(e)	Registrant’s audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or for any service affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2008, were for work performed by persons other than full-time, permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2007 and December 31, 2008 were $1,582 and $1,500, respectively.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 10.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2009	THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 26, 2009	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: February 26, 2009	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer